--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER










                                        [GRAPHIC] MORGAN STANLEY
                                                  DEAN WITTER
                                                  INSTITUTIONAL FUND, INC.

                                                  THIRD QUARTER REPORT
                                                  SEPTEMBER 30, 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter .......................................................    1
Performance Summary ......................................................    2
Letters to Shareholders and Investments by
   Portfolio:
Global and International Equity Portfolios:
   Active International Allocation .......................................    4
   Asian Equity ..........................................................   15
   Asian Real Estate .....................................................   23
   Emerging Markets ......................................................   27
   European Equity .......................................................   35
   European Real Estate ..................................................   40
   Global Equity .........................................................   45
   International Equity ..................................................   50
   International Magnum ..................................................   54
   International Small Cap ...............................................   60
   Japanese Equity .......................................................   64
   Latin American ........................................................   67
U.S. Equity Portfolios:
   Equity Growth .........................................................   72
   Focus Equity (formerly Aggressive Equity)..............................   77
   Small Company Growth (formerly
      Emerging Growth)....................................................   81
   Technology ............................................................   85
   U.S. Equity Plus ......................................................   89
   U.S. Real Estate ......................................................   96
   Value Equity ..........................................................  102
Fixed Income Portfolios:
   Emerging Markets Debt .................................................  107
   Fixed Income ..........................................................  112
   Global Fixed Income ...................................................  116
   High Yield ............................................................  121
   Municipal Bond ........................................................  126
Directors and Officers ...................................................  129



This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Dean Witter Institutional Fund, Inc. Prospectuses describe in detail each of the Portfolio's investment policies to the prospective investor. Please read the prospectuses carefully before you invest or send money.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Fellow Shareholders:

     We are pleased to present to you the Fund's Third Quarter Report for the three months ended September 30, 1999. Our Fund currently offers 26 portfolios providing investors with a full array of global and domestic equity and fixed income products. Together, the Fund's portfolios allow investors to meet specific investment needs or to allocate assets among different portfolios to implement an overall investment strategy.

     The third quarter was a period of mixed performance. As global economic growth continued, investors became increasingly concerned about increasing inflationary pressures particularly in the U.S.. Inflation indicators released during the quarter produced conflicting results, heightening the uncertainty in the markets. The U.S. Federal Reserve raised interest rates in June and again in August, in response to mounting wage and consumer price index pressures. As U.S. bond yields peaked in early August, fears of a classic inflation led ending to the U.S. economic expansion caused a flight to quality within U.S. capital markets and a flight of international capital to areas of higher potential growth and lower inflationary risk. European and Japanese markets were the primary beneficiaries of this trend. Bonds outperformed stocks during the quarter, as the JPM Traded Global Bond Index rose 3.9% while the MSCI World Index fell 1.5%.

     Despite a strong earnings outlook, U.S. equity markets could not withstand the pressures of higher interest rates and anticipation of an economic slowdown. The S&P 500 Index fell 6.2% during the quarter. As investors became more uncertain regarding the outlook for future earnings, capital flowed to companies with stronger historical earnings growth and return on equity. This led to outperformance of large cap growth stocks (-3.7%) over value stocks (-9.6%), and mid (-8.4%) and small cap stocks (-6.3%).

     Non-U.S. equities fared better in the third quarter, due to stronger economic prospects and stronger currencies relative to the dollar. Leading the developed equity markets was Japan (+1.9% in local terms and +15.8% in U.S. dollar terms) which rose on increasing optimism regarding economic recovery and restructuring. The three-way bank tie up announced in September gave further steam to the market. As foreign investors rushed to buy Japanese equities, the currency strengthened dramatically (+14%). Although prospects for better European economic growth remained clouded by poor economic performance in Germany, European equities managed to outperform U.S. markets, falling 2.3% in local terms but gaining 1.2% in U.S. dollar terms, bolstered by a strengthening Euro. Asia fell 4.9%, pressured by rising interest rates in the United States. Despite this setback in the third quarter, the region is still up 48.3% year-to-date.

     Although emerging markets suffered from a flight to quality and U.S. interest rate pressures in Asia and Latin America, the asset category managed to outperform the U.S., falling 5.0% in the third quarter. Emerging markets were benefited by strong performance in Europe, as investors became more optimistic about Euro zone growth prospects. Latin America was hit hard by rising U.S. interest rates, falling 9.0%, while Asia fell 7.7%.

     U.S. bonds had a 0.7% gain amidst a volatile quarter for the asset class. U.S. interest rates peaked in August, as the 30-year bond yield rose as high as 6.25%. Although inflation data was mixed in the third quarter, the strong pace of the U.S. economy together with stronger than expected wage pressures caused the Fed to raise interest rates. As more benign inflation data surfaced in late August and early September, the U.S. long bond yield fell back to a 6% level. As interest rates peaked, investors began to fear an interest rate led slowdown in the U.S. economy in which corporate profits would suffer. This drove a flight to quality within the U.S. bond market, as corporates (+0.4%) and high yield debt (-1.6%) underperformed higher quality Treasuries (+0.7%).

     Yields in Europe rose throughout the quarter, as economic data releases indicated a stronger than expected economy. The U.K. endured a surprise rate hike in September as house prices and wages continued to rise strongly. Despite these pressures on yields, unhedged European bonds delivered attractive returns to unhedged U.S. based investors, as the Euro appreciated relative to the dollar (+1.9% in dollar terms, -1.5% in local terms). Japanese bonds were among the strongest performers during the quarter, as a stronger yen provided impetus for capital flows into the bond market. Japanese bonds rose 2.0% in local terms and 15.9% in dollar terms.

     In this Report, each of our portfolio managers discuss the performance results and outlook of their markets and portfolios in greater detail. We hope you find this Report informative. We very much appreciate your continued support of the Fund.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------


                                                                    NET ASSETS       NET ASSET VALUE
                                             INCEPTION DATES           (000)            PER SHARE             YTD TOTAL RETURN
                                            ------------------  ------------------  -----------------  -----------------------------
                                                                                                                         COMPARABLE
                                             CLASS A  CLASS B    CLASS A   CLASS B  CLASS A   CLASS B  CLASS A  CLASS B   INDICES
                                             -------  -------    -------   -------  -------   -------  -------  ------- ------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation           1/17/92   1/02/96   $455,148   $4,543   $12.66    $12.79     7.62%    6.74%   8.53 (1)
   Asian Equity                              7/01/91   1/02/96     72,857    1,911    10.66     10.58    33.08    32.75   31.11 (2)
   Asian Real Estate                        10/01/97  10/01/97      3,162    1,251     7.33      7.36    13.00    12.81   12.17 (3)
   Emerging Markets                          9/25/92   1/02/96    974,100   10,028    12.63     12.62    32.25    32.01   32.66 (5)
                                                                                                                          32.83 (4)

   European Equity                           4/02/93   1/02/96    104,568    2,311    15.20     15.16     0.91     0.71   -1.27 (6)
   European Real Estate                     10/01/97  10/01/97     12,018    1,914     9.84      9.86     4.31     4.06    9.05 (7)
   Global Equity                             7/15/92   1/02/96    193,727   28,145    20.12     19.98     0.24     0.10    6.90 (8)
   International Equity*                     8/04/89   1/02/96  4,298,643   34,446    20.06     19.99    10.21    10.01    8.53 (1)
   International Magnum                      3/15/96   3/15/96    180,610   26,284    12.91     12.85    11.80    11.58    8.53 (1)
   International Small Cap                  12/15/92        --    302,677       --    19.33        --    27.06       --   17.58 (9)
   Japanese Equity                           4/25/94   1/02/96     63,418    2,521     8.85      8.77    43.20    43.07   39.84 (10)
   Latin American                            1/18/95   1/02/96     14,615    1,289     8.08      8.11    22.25    21.97   19.22 (11)
                                                                                                                          21.79 (21)
U.S. EQUITY PORTFOLIOS:
   Equity Growth                             4/02/91   1/02/96    838,614  185,737    21.80     21.67    14.50    14.24    5.36 (12)
   Focus Equity**                            3/08/95   1/02/96    113,206   18,641    21.51     21.35    22.91    22.70    5.36 (12)
                                                                                                                          10.40 (13)
   Small Company Growth***                  11/01/89   1/02/96     42,904    5,474    10.13      9.93    32.11    31.92    2.37 (14)
   Technology                                9/16/96   9/16/96     36,089    3,081    27.05     26.94    53.49    53.39    5.36 (12)
   U.S. Equity Plus                          7/31/97   7/31/97     20,141    1,346    12.98     12.95     5.47     5.31    5.36 (12)
   U.S. Real Estate                          2/24/95   1/02/96    294,642   14,945    12.21     12.17    -0.74    -0.86   -3.65 (15)
   Value Equity                              1/31/90   1/02/96     52,616    1,149    11.10     11.07     7.53     7.28    5.36 (12)

FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt                     2/01/94   1/02/96     47,036      873     2.96      2.98    12.98    12.03   11.90 (16)
   Fixed Income                              5/15/91   1/02/96    182,283    2,491    10.47     10.49     1.54    -1.61   -0.70 (17)
   Global Fixed Income                       5/01/91   1/02/96     35,744      330    11.55     11.51    -5.36    -5.53   -3.54 (18)
   High Yield                                9/28/92   1/02/96    134,213   47,009    10.49     10.47     3.46     3.32    1.17 (19)
   Municipal Bond                            1/18/95        --     26,448       --     9.86        --    -1.67       --   -0.05 (20)

* For the ten-year period ended September 30, 1999, the average annual total return of the International Equity Portfolio Class A shares was 13.39% compared to 5.82% for the MSCI EAFE Index.
**  Formerly Aggressive Equity
*** Formerly Emerging Growth

     YIELD INFORMATION AS OF SEPTEMBER 30, 1999
     ------------------------------------------
                                        30 DAY
                                    CURRENT YIELD+
                                    --------------
                                  CLASS A   CLASS B
                                  -------   -------
FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt           14.96%    14.72%
   Fixed Income                     6.54      6.39
   Global Fixed Income              4.51      4.36
   High Yield                       9.98      9.72
   Municipal Bond                   4.69        --

+ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

                                                                               AVERAGE ANNUAL
                                                                                  FIVE YEAR
                                                ONE YEAR TOTAL RETURN           TOTAL RETURN
                                             ----------------------------   -------------------
                                                               COMPARABLE            COMPARABLE
                                             CLASS A  CLASS B    INDICES    CLASS A    INDICES
                                             -------  -------  ----------   -------  ----------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation            23.06%   22.81%  30.95% (1)    10.79%   9.12% (1)
   Asian Equity                               65.53    64.54   84.68  (2)    -9.54   -5.43  (2)
   Asian Real Estate                          70.54    70.05   67.36  (3)       --      --
   Emerging Markets                           51.56    51.12   56.52  (5)    -4.20   -5.50  (5)
                                                               54.71  (4)            -5.59  (4)
   European Equity                            10.95    10.69   17.21  (6)    11.54   18.48  (6)
   European Real Estate                        3.86     3.59    5.38  (7)       --      --
   Global Equity                              15.45    15.21   29.47  (8)    14.94   15.91  (8)
   International Equity*                      26.69    26.41   30.95  (1)    14.78    9.12  (1)
   International Magnum                       23.33    22.98   30.95  (1)       --      --
   International Small Cap                    38.34       --   33.58  (9)     8.35   -2.67  (9)
   Japanese Equity                            64.80    64.23   77.37  (10)    5.87   -1.20  (10)
   Latin American                             32.40    32.11   27.66  (11)      --      --
                                                               30.61  (21)
U.S. EQUITY PORTFOLIOS:
   Equity Growth                              40.46    40.01   27.80  (12)   27.73   25.03  (12)
   Focus Equity**                             55.08    54.71   27.80  (12)      --      --
                                                               34.85  (13)
   Small Company Growth***
   Technology                                 61.11    60.54   19.07  (14)   21.17   12.39  (14)
   U.S. Equity Plus                          122.20   121.85   27.80  (12)      --      --
   U.S. Real Estate                           26.92    26.65   27.80  (12)      --      --
   Value Equity                                1.45     1.29   -6.46  (15)      --      --
                                              27.37    27.22   27.80  (12)   18.60   25.03  (12)
FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt                      25.49    25.09   23.00  (16)    8.93   11.59  (16)
   Fixed Income                               -1.43    -1.39   -0.37  (17)    7.79    7.84  (17)
   Global Fixed Income                        -3.62    -3.74   -0.66  (18)    6.93    7.13  (18)
   High Yield                                  9.13     8.91    3.95  (19)   11.37    8.61  (19)
   Municipal Bond                             -1.46       --    0.57  (20)      --      --

                                                             AVERAGE ANNUAL TOTAL
                                                            RETURN SINCE INCEPTION
                                             --------------------------------------------------
                                                         COMPARABLE               COMPARABLE
                                             CLASS A  INDICES-CLASS A  CLASS B  INDICES-CLASS B
                                             -------  ---------------  -------  ---------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation            10.27%      9.80% (1)     11.92%     9.51% (1)
   Asian Equity                                5.35       7.72  (2)    -11.88     -6.73  (2)
   Asian Real Estate                         -10.68     -18.44  (3)    -11.00    -18.44  (3)
   Emerging Markets                            7.31       6.35  (5)      1.96     -2.15  (5)
                                                          5.93  (4)               -1.62  (4)
   European Equity                            15.28      17.47  (6)     12.29     18.54  (6)
   European Real Estate                        2.04       4.24  (7)      1.82      4.24  (7)
   Global Equity                              17.07      14.64  (8)     15.59     15.92  (8)
   International Equity*                      12.90       5.89  (1)     16.12      9.51  (1)
   International Magnum                        9.61      10.18  (1)      9.32     10.18  (1)
   International Small Cap                    14.01       4.61  (9)        --        --
   Japanese Equity                             5.25      -0.51  (10)     8.92     -1.22  (10)
   Latin American                              8.63       2.99  (11)    12.22      5.34  (11)
                                                          3.28  (21)               5.82  (21)
U.S. EQUITY PORTFOLIOS:
   Equity Growth                              19.13      18.03  (12)    25.04     23.50  (12)
   Focus Equity**                             33.72      26.19  (12)    29.37     23.50  (12)
                                                         20.17  (13)              17.36  (13)
   Small Company Growth***
   Technology                                 15.62      11.70  (14)    19.13      9.79  (14)
   U.S. Equity Plus                           50.64      24.98  (12)    50.36     24.98  (12)
   U.S. Real Estate                           14.04      16.32  (12)    13.82     16.32  (12)
   Value Equity                               14.67       9.01  (15)    11.93      7.11  (15)
                                              13.87      18.05  (12)    16.60     23.50  (12)
FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt                       6.45       8.12  (16)     6.58     11.27  (16)
   Fixed Income                                7.47       7.66  (17)     5.27      5.61  (17)
   Global Fixed Income                         6.78       8.07  (18)     3.91      4.46  (18)
   High Yield                                 10.95       8.83  (19)     9.45      6.97  (19)
   Municipal Bond                              4.96       6.37  (20)       --        --

     INDICES:
 (1) MSCI EAFE (Europe, Australasia, and Far East)
 (2) MSCI All-Country Far East Free ex-Japan
 (3) GPR General Real Estate Securities Index -- Far East
 (4) IFC Global Total Return Composite
 (5) MSCI Emerging Markets Free
 (6) MSCI Europe
 (7) GPR General Real Estate Securities Index -- Europe
 (8) MSCI World
 (9) MSCI EAFE Small Cap
(10) MSCI Japan
(11) MSCI Emerging Markets Free Latin America
(12) S&P 500
(13) Lipper Capital Appreciation
(14) Russell 2000
(15) National Association of Real Estate Investment Trusts
     (NAREIT) Equity
(16) J.P. Morgan Emerging Markets Bond Plus
(17) Lehman Aggregate Bond
(18) J.P. Morgan Traded Global Bond
(19) CS First Boston High Yield
(20) Lehman 7-Year Municipal Bond
(21) MSCI Emerging Markets Global Latin America

Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please read the Portfolios' prospectuses carefully before you invest or send money.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Australia                         (1.6%)
Austria                           (0.3%)
France                            (5.2%)
Germany                           (6.1%)
Hong Kong                         (2.9%)
Italy                             (1.9%)
Japan                            (25.2%)
Netherlands                       (5.5%)
Portugal                          (0.9%)
Singapore                         (2.3%)
Spain                             (3.6%)
Sweden                            (2.9%)
Switzerland                       (5.5%)
United Kingdom                   (14.5%)
Other                            (21.6%)

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts - a listing of open futures contracts is included in the Investments section.


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------------

                                      TOTAL RETURNS(2)
                           -------------------------------------
                                              AVERAGE   AVERAGE
                                              ANNUAL    ANNUAL
                                     ONE       FIVE      SINCE
                            YTD      YEAR      YEARS   INCEPTION
                           -----    ------    ------   ---------
PORTFOLIO -- CLASS A ...   7.62%    23.06%    10.79%    10.27%
PORTFOLIO -- CLASS B ...   6.74     22.81       N/A     11.92
INDEX -- CLASS A .......   8.53     30.95      9.12      9.80
INDEX -- CLASS B .......   8.53     30.95       N/A      9.51

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.


The Active International Allocation Portfolio invests in international equity markets, with emphasis placed upon countries, rather than stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries that we find attractive provides an effective way to maximize the return potential and minimize the risk associated with global investing.

For the nine months ended September 30, 1999, the Portfolio had a total return of 7.62% for the Class A shares and 6.74% for the Class B shares compared to 8.53% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 23.06% for the Class A shares and 22.81% for the Class B shares compared to 30.95% for the Index. For the five-year period ended September 30, 1999, the average annual total return for Class A shares was 10.79% compared to 9.12% for the Index. For the period since inception on January 17, 1992 through September 30, 1999, the average annual total return for Class A shares was 10.27% compared to 9.80% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return for the Class B shares was 11.92% compared to 9.51% for the Index.

During the third quarter the EAFE markets churned on worries about interest rates and Central Bank policies. We essentially added no outperformance during the quarter. Our overweight position in Japan was correct as the market and the yen contributed to a 15.8% rise in the Index as compared to only 4.4% for EAFE. Our Japanese high tech tilt also was a positive performance factor. Our underweight in Europe was also correct but our country selection was not stellar. Specifically, the eurobubble countries of Italy and Spain underperformed and Finland roared to a new high on technology gains. Our real estate tilt has worked well.

The negative factors were our overweight in non-Japan Asia and our cash position. We were also hurt by a poorly timed hedge out of the euro, which cost us about 50 basis points versus the Index.

We are cautious about the U.S. equity market, which continues to be the bell cow of the world. We recognize that the fundamentals verge on perfection but we doubt the permanence of that sublime state and argue that even if it is perpetual, big cap American equity prices already discount it.

Nevertheless, the outlook for the rest of the world is much brighter. Japan and Asia are just emerging from devastating depressions and bear markets, and Europe is in the early stages of what could be a prolonged period of growth. In

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)

addition, both the Euro and the yen are strengthening versus the dollar. We expect EAFE to outperform the S&P 500 not for months but for years.

However, the issue is whether in the months to come EAFE will do better than the S&P 500 in absolute or only in relative terms. Our feeling is that if the U.S. market stays mired in its present trading range for the rest of the year, EAFE could gain another ten percentage points or so. However, if the U.S. market falls further, EAFE and particularly European equities, will also decline but less sharply than the U.S.

What really troubles us is this; a year ago, the world economic fundamentals were grim but the central banks around the world were cutting interest rates and adding liquidity. Stocks soared. Today, growth forecasts are being raised and everyone is chanting "global healing," but the same central banks now are beginning to raise rates and reduce liquidity. Stocks around the world may be on the verge of a decline if liquidity contracts significantly and interest rates rise.

As we enter the fourth quarter, we are very mindful of the risks of cash, and basically are gradually deploying what we have into the European equity markets. We are doing a great deal of work on sector analysis with the research team in "the engine room." There are some interesting anomalies particularly in telecommunications and pharmaceuticals which we are studying. The question is the interaction of value and growth.

As for Japan, which is our single biggest country weight, we continue to believe that it is essentially a restructuring story. The positive surprise could be that the economy might be stronger next year than the consensus expects. Our reasoning is described below:

The Japanese economy is tilted upwards but the arc of the turn is profoundly gradual. Hundreds of economists constantly monitor its vital signs, but some of the best clues are intuitive rather than statistical. In other words, we distrust the conventional analysis, which at this time is for at least another year of stagnation or even a reversion to recession. We suspect, not believe or forecast, that real growth in the year 2000 will be around 2%, the only caveat being that the U.S. economy, the locomotive of the world, can slow, but must not falter.

Our reasons for this above consensus guess is that we think the strong yen and the rising stock market are having a subtle but meaningful impact on reviving consumer spending patterns in Japan. Both are being viewed by the Japanese man and woman on the street as signs that the world is regaining confidence in Japan. Actions speak far louder than words, particularly words of politicians and Ministry of Finance officials who have been wrong for years. The Japanese public seems to be reasoning that investors don't buy the currency and the shares of a country that is going down the drain.

The other factor is that restructuring with its snowballing effect on unemployment now seems to have been accepted into the Japanese psyche. There is no question that it created insecurity and when combined with deflation caused consumers to defer purchases. Deflation itself engenders a "don't buy now because it will cost less later" psychology.

The other factor in our relative optimism is the on-going recovery in the rest of Asia, which, of course, will aid Japan. However we emphasize that it is not capital spending, exports, or housing that we are counting on to boost Japanese GDP next year. It is a revival in consumer spending. Economists always underestimate the snapback effect from the consumer when the environment improves.

Just look at the V shaped recoveries in Asia in the last 18 months. Please note that 2% real growth is hardly a V shaped recovery after years of stagnation and recession.

In September we lowered our allocation to the U.K. and as of October 8, 1999 we are now at 14.5% versus 20.6% for the EAFE Index. The Bank of England raised short-term interest rates in early September by 25 basis points and we believe that further rate rises will follow. The central bank was very agile in lowering interest rates to avoid an economic bust and we expect the bank to be aggressive on the upside as well.

We remain underweight Europe, although we have added to Germany and Italy since the end of September. We do believe in the positive long-term case for a transformed Europe. Corporate taxes are being cut; mergers and aquisitions activity has passed US$ 1 trillion this year (we don't believe it has peaked); buybacks are being made easier to complete; and corporations are restructuring their balance sheets and business units. Add all this to a cyclical revival, and over the next three years we expect European profits should grow at least as fast as those in the U.S. Additionally, the liquidity of funds moving to equity investments should remain a powerful source of support. However, European equities are fully valued and highly correlated to U.S. stocks. We are looking for an opportunity to increase our allocation to European equities.

We have lowered our Hong Kong allocation since month-end from overweight to neutral versus the benchmark (2.3%). In Hong Kong bank loan growth is still negative and

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)

we are now marginally less optimistic on the chances of World Trade Organization membership. From a technical perspective, there are a large number of stock offerings, including the disposal of part of the government's equity positions, which is likely to overhang the market. We continue to favor Singapore, which is our largest relative allocation at more than twice the benchmark weight (2.2% vs. 1.0%). We like Singapore based on an improving corporate environment and robust economic growth.

We continue to closely monitor the emerging markets with our extensive investment management and research team. At this point in the cycle, we feel it is unrealistic to be as cautious as we are about the U.S. equity market and to expect the emerging markets to outperform. Also, although we expect no major disruption at the end of the year, if there are going to be dislocations they are most likely to occur in the developing countries.

Ann D. Thivierge
PORTFOLIO MANAGER

Barton M. Biggs
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (78.1%)
   AUSTRALIA (1.6%)
         24,086     Amcor Ltd. ....................................  $      116
         34,699     AMP Ltd. ......................................         323
         13,758     Australian Gas Light Co., Ltd. ................          81
         40,598     Boral Ltd. ....................................          62
          8,091     Brambles Industries Ltd. ......................         234
         59,008     Broken Hill Proprietary Co., Ltd. .............         680
         23,006     Coca Cola Amatil Ltd. .........................          81
         40,446     Coles Myer Ltd. ...............................         211
         29,503     Colonial Ltd. .................................         107
          3,928     CSL Ltd. ......................................          44
         39,744     CSR Ltd. ......................................         100
          4,539     F.H. Faulding & Co., Ltd. .....................          30
         65,662     Fosters Brewing Group Ltd. ....................         185
         49,087     General Property Trust ........................          83
          8,601     Gio Australia Holdings Ltd. ...................          16
         43,942     Goodman Fielder Ltd. ..........................          41
         10,711     ICI Australia Ltd. ............................          58
         10,113     Leighton Holdings Ltd. ........................          39
         19,563     Lend Lease Corp., Ltd. ........................         239
         13,213     Mayne Nickless Ltd. ...........................          35
         51,077     National Australia Bank Ltd. ..................         748
        130,744     News Corp., Ltd. ..............................         918
         71,595     Normandy Mining Ltd. ..........................          64
         25,110     North Ltd. ....................................          53
         41,844     Pacific Dunlop Ltd. ...........................          63
         34,185     Pioneer International Ltd. ....................          84
         14,641     QBE Insurance Group Ltd. ......................          56
          6,725     Rio Tinto Ltd. ................................         114
         22,328     Santos Ltd. ...................................          62
         14,524     Schroders Property Fund .......................          23
          7,312     Smith (Howard) Ltd. ...........................          55
         23,235     Southcorp Holdings Ltd. .......................          85
         11,637     Stockland Trust Group .........................          26
         11,718     Suncorp-Metway Ltd. ...........................          62
         12,061     TABCORP Holdings Ltd. .........................          82
        178,705     Telstra Corp. Ltd. ............................         926
          6,888     Wesfarmers Ltd. ...............................          61
         48,104     Westfield Trust ...............................          97
         67,204     Westpac Banking Corp. .........................         415
         66,646     WMC Ltd. ......................................         339
         42,007     Woolworths Ltd. ...............................         147
                                                                     -----------
                                                                          7,245
                                                                     -----------
   AUSTRIA (0.3%)
          1,191     Austian Airlines/Oest Luftv AG ................          24
            159     Austria Mikro Systeme
                      International AG ............................           5
          1,170     Austria Tabakwerke AG .........................          55
          5,990     Bank Austria AG ...............................         298
            250     Bau Holding AG ................................           8
            486     BBag Oest Brau Beteiligungs AG ................          22
            587     Boehler-Uddeholm AG ...........................          26
             90     BWT AG ........................................          17
            375     EA-Generali AG ................................          60
          1,127     Flughafen Wein AG .............................          45
            197     Lenzing AG ....................................  $       12
            637     Mayr-Melnhof Karton AG ........................          28
          1,621     Oest Elektrizatswirts AG, Class A .............         239
          1,420     OMV AG ........................................         132
            743     Radex-Heraklith Industriebet AG ...............          22
            795     VA Technologie AG .............................          64
          3,664     Wienerberger Baustoffindustrie AG .............          82
                                                                     -----------
                                                                          1,139
                                                                     -----------
   FRANCE (5.2%)
          1,158     Accor .........................................         270
          6,373     Alcatel Alsthom ...............................         878
         10,098     Axa ...........................................       1,277
         14,102     Banque Nationale de Paris .....................       1,125
            855     Bouygues ......................................         271
          3,772     Canal Plus ....................................         225
          2,295     Cap Gemini Sogeti .............................         362
          7,044     Carrefour .....................................       1,127
          2,339     Casino Guichard-Perrachon .....................         269
          3,045     Cie de Saint Gobain ...........................         567
          4,007     Dassault Systemes S.A. ........................         158
          8,515     Elf Aquitaine .................................       1,551
          1,319     Eridania Beghin-Say ...........................         160
            411     Essilor International .........................         131
         27,805     France Telecom ................................       2,438
          1,924     Groupe Danone .................................         468
          3,078     Klepierre .....................................         314
          2,805     L'Air Liquide .................................         445
          2,011     L'OREAL .......................................       1,283
          3,412     Lafarge .......................................         377
          4,372     Lagardere S.C.A. ..............................         181
            875     Legrand .......................................         197
          2,695     LVMH Moet Hennessy Louis Vuitton ..............         807
          4,368     Lyonnaise des Eaux ............................         707
          6,574     Michelin Compagnie Generale des
                      Establissements, Class B ....................         310
          2,742     Pechiney ......................................         152
          2,170     Pernod Ricard .................................         146
          3,612     Pinault-Printemps-Re doute S.A. ...............         684
            578     Promodes ......................................         511
          1,605     PSA Peugeot Citroen ...........................         321
         11,457     Rhone-Poulenc, Class A ........................         591
            220     Sagem .........................................          61
         13,244     Sanofi ........................................         564
          5,294     Schneider .....................................         387
          2,040     SEITA .........................................         122
            968     Silic .........................................         160
          4,797     Simco (RFD) ...................................         408
          1,880     Soceite BIC ...................................          92
          1,400     Societe Fonciere Lyonnaise ....................         195
          2,948     Societe Generale, Class A .....................         607
          1,052     Sodexho Alliance ..............................         178
          5,074     Thomson CSF ...................................         172
          7,925     Total, Class B ................................         995

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   FRANCE (CONT.)
          3,372     Unibail .......................................  $      478
          8,809     Usinor Sacilor ................................         124
          2,735     Valeo .........................................         198
         14,451     Vivendi .......................................       1,014
                                                                     -----------
                                                                         24,058
                                                                     -----------
   GERMANY (5.9%)
          1,883     Adidas AG .....................................         161
          1,883     AGIV AG .......................................          35
          9,958     Allianz AG ....................................       2,830
          1,350     AMB AG ........................................         120
         23,950     BASF AG .......................................       1,025
         27,800     Bayer AG ......................................       1,102
         15,670     Bayerische Vereinsbank AG .....................         921
          2,567     Bilfinger & Berger Bau AG .....................          57
          1,367     CKAG AG .......................................         137
          4,567     Continential AG ...............................          99
         35,834     DaimlerChrysler AG ............................       2,454
         19,550     Deutsche Bank AG ..............................       1,308
        107,808     Deutsche Telekom AG ...........................       4,343
         18,717     Dresdner Bank AG ..............................         883
          5,867     FAG Kugelfischer Georg Schaefer AG ............          55
          1,985     Heidelberger Zement AG ........................         172
          4,133     Hochtief AG ...................................         171
            483     Karstadt AG ...................................         213
          2,683     Kloeckner-Humboldt-Deutz AG ...................          18
          3,330     Linde AG ......................................         184
         14,033     Lufthansa AG ..................................         255
         12,967     Mannesmann AG .................................       2,031
          8,417     Merck KGaA ....................................         305
          9,143     Metro AG ......................................         475
          5,607     Muechener Rueck AG (Registered) ...............       1,140
          6,500     Preussag AG ...................................         326
         16,823     RWE AG ........................................         709
          2,197     SAP AG ........................................         832
          3,017     Schering AG ...................................         330
         21,583     Siemens AG ....................................       1,757
         20,000     Thyssen Krupp AG ..............................         395
         19,200     VEBA AG .......................................       1,073
         29,198     Viag AG .......................................         558
         11,580     Volkswagen AG .................................         643
                                                                     -----------
                                                                         27,117
                                                                     -----------
   HONG KONG (2.8%)
         77,757     Bank of East Asia Ltd. ........................         169
        245,000     Cathay Pacific Airways Ltd. ...................         442
        172,000     Cheung Kong Holdings Ltd. .....................       1,434
        186,000     CLP Holdings Ltd. .............................         874
        127,000     Hang Lung Development Co. .....................         144
        152,700     Hang Seng Bank Ltd. ...........................       1,617
        395,700     Hong Kong & China Gas Co., Ltd. ...............         532
         58,000     Hong Kong & Shanghai Hotel Ltd. ...............          44
        859,108     Hong Kong Telecommunications Ltd. .............       1,886
        135,200     Hopewell Holdings Ltd. ........................          95
        268,000     Hutchison Whampoa Ltd. ........................       2,493
         89,090     Hysan Development Co., Ltd. ...................         111
        176,360     New World Development Co., Ltd. ...............  $      387
         25,000     Shangri-La Asia Ltd. ..........................          28
        196,798     Sino Land Co. .................................          96
         50,000     South China Morning Post
                      Holdings Ltd. ...............................          33
        177,000     Sun Hung Kai Properties Ltd. ..................       1,350
        127,500     Swire Pacific Ltd., Class A ...................         604
         30,000     Television Broadcasts Ltd. ....................         128
        179,000     Wharf Holdings Ltd. ...........................         517
                                                                     -----------
                                                                         12,984
                                                                     -----------
   ITALY (1.9%)
         30,642     ALITALIA ......................................          86
         24,335     Assicurazioni Generali S.p.A. .................         808
         46,876     Banca Commerciale Italiana ....................         323
         63,091     Banco Ambrosiano Veneto S.p.A. ................         264
          8,001     Banco Popolare di Milano ......................          59
         41,147     Benetton Group S.p.A. .........................          90
          2,277     Cartiere Burgo ................................          18
        103,534     Credito Italiano S.p.A ........................         506
         16,430     Edison S.p.A. .................................         144
        192,888     ENI S.p.A. ....................................       1,209
          9,991     Fiat S.p.A. ...................................         333
         10,497     Impregilo S.p.A. ..............................           8
         34,420     Instituto Bancario San Paolo di Torino.........         447
        100,999     Istituto Nazionale delle Assicurazioni.........         329
          3,645     Italcementi S.p.A. ............................          50
          5,381     Italcementi S.p.A. (RNC) ......................          26
         11,235     Italgas .......................................          49
         11,949     Magneti Marelli S.p.A .........................          33
         29,425     Mediaset S.p.A. ...............................         300
         15,577     Mediobanca S.p.A. .............................         172
         34,266     Montedison S.p.A. Di Risp (NCS) ...............          42
        104,728     Olivetti S.p.A. ...............................         226
         42,060     Parmalat Finanziaria S.p.A. ...................          56
         56,201     Pirelli S.p.A. ................................         137
         11,793     R.A.S. S.p.A. .................................         118
          2,855     Reno de Medici S.p.A. .........................           9
          5,201     Rinascente S.p.A. .............................          39
          3,277     SAI ...........................................          37
          4,432     Sirti S.p.A. ..................................          23
         22,506     Snia BPD S.p.A. ...............................          26
        153,823     Telecom Italia Mobile S.p.A. ..................         956
         37,394     Telecom Italia Mobile S.p.A. (RNC) ............         138
         88,313     Telecom Italia S.p.A. .........................         767
         21,523     Telecom Italia S.p.A. (RNC) ...................         108
      1,782,487     Unione Immobiliare S.p.A. .....................         947
                                                                     -----------
                                                                          8,883
                                                                     -----------
   JAPAN (25.2%)
          6,100     Acom Co., Ltd. ................................         798
          2,990     Advantest Corp. ...............................         431
         63,400     Ajinomoto Co., Inc. ...........................         739
          5,000     Alps Electric Co. .............................         104
         86,900     Asahi Bank Ltd. ...............................         623
         38,000     Asahi Breweries Ltd. ..........................         580
        114,000     Asahi Chemical Industry Co., Ltd. .............         633
        108,800     Asahi Glass Co., Ltd. .........................         751

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
      JAPAN (CONT.)
          5,800     Bank of Yokohama Ltd. .........................  $       20
          2,000     Benesse Corp. .................................         397
         42,000     Bridgestone Corp. .............................       1,172
         70,600     Canon, Inc. ...................................       2,050
         22,800     Casio Computer Co., Ltd. ......................         173
             87     Central Japan Railway Co. .....................         579
         40,600     Chugai Pharmaceuticals Co., Ltd. ..............         489
          1,900     CSK Corp. .....................................          66
         42,600     Dai Nippon Printing Co., Ltd. .................         790
         39,600     Daiei, Inc. ...................................         157
         37,600     Daikin Industries Ltd. ........................         454
          5,000     Dainippon Screen Manufacturing ................          30
         69,000     Daiwa Bank Ltd. ...............................         229
         39,600     Daiwa House Industry Co., Inc. ................         391
        101,000     Daiwa Securities Co., Ltd. ....................         918
         16,600     Denso Corp. ...................................         351
            222     East Japan Railway Co. ........................       1,410
         25,800     Ebara Corp. ...................................         334
         10,100     Fanuc Ltd. ....................................         685
        216,000     Fuji Bank .....................................       2,618
         23,000     Fuji Photo Film Ltd. ..........................         786
          1,000     Fuji Soft ABC, Inc. ...........................          85
        134,200     Fujitsu Ltd. ..................................       4,173
         28,800     Furukawa Electric Co., Ltd. ...................         171
         29,000     Gunma Bank Ltd. ...............................         197
          1,200     Hirose Electric Co., Ltd. .....................         188
        284,000     Hitachi Ltd. ..................................       3,139
         46,000     Honda Motor Co., Ltd. .........................       1,922
          3,000     Hoya Corp. ....................................         181
        103,000     Industrial Bank of Japan ......................       1,263
         17,000     Ito-Yokado Co., Ltd. ..........................       1,401
        121,000     Japan Airlines Co., Ltd. ......................         465
             87     Japan Tobacco, Inc. ...........................       1,076
          3,600     Joyo Bank Ltd. ................................          15
         19,800     Jusco Co., Ltd. ...............................         372
         74,400     Kajima Corp. ..................................         297
         51,700     Kansai Electric Power Co., Ltd. ...............         997
         51,000     Kao Corp. .....................................       1,438
         86,200     Kinki Nippon Railway Co., Ltd. ................         459
         77,400     Kirin Brewery Co., Ltd. .......................         924
         69,400     Komatsu Ltd. ..................................         459
          2,000     Konami Co., Ltd. ..............................         193
        110,000     Kubota Corp. ..................................         387
         18,700     Kyocera Corp. .................................       1,419
         34,600     Kyowa Hakko Kogyo Co., Ltd. ...................         263
        104,000     Marubeni Corp. ................................         269
        154,000     Matsushita Electric Industrial
                      Co., Ltd. ...................................       3,267
          1,200     Meitec Corp. ..................................          45
        117,000     Mitsubishi Chemical Corp. .....................         446
        104,000     Mitsubishi Corp. ..............................         857
        197,800     Mitsubishi Electric Corp. .....................       1,126
         33,000     Mitsubishi Estate Co., Ltd. ...................         334
        208,000     Mitsubishi Heavy Industries Ltd. ..............         799
         72,400     Mitsubishi Materials Corp. ....................         214
         51,000     Mitsubishi Trust & Banking Co. ................         621
        103,800     Mitsui & Co., Ltd. ............................  $      784
         24,400     Mitsui Fudosan Co., Ltd. ......................         195
            200     Mitsui Trust & Banking Co., Ltd. ..............          --
         39,800     Mitsukoshi Ltd. ...............................         238
         24,000     Murata Manufacturing Co., Ltd. ................       2,405
         25,800     Mycal Corp. ...................................         161
        113,400     NEC Corp. .....................................       2,278
         40,600     NGK Insulators Ltd. ...........................         393
          2,900     Nichiei Co. Ltd. (Kyoto) ......................         221
          1,800     Nidec Corp. ...................................         340
         11,000     Nikon Corp. ...................................         211
         10,000     Nintendo Corp., Ltd. ..........................       1,590
         27,800     Nippon Express Co., Ltd. ......................         186
         34,600     Nippon Meat Packers, Inc. .....................         441
        110,800     Nippon Oil Co., Ltd. ..........................         453
        289,000     Nippon Steel Co. ..............................         782
            580     Nippon Telegraph & Telephone Corp
                      (NTT) .......................................       7,116
        107,000     Nippon Yusen Kabushiki Kaisha .................         392
        139,600     Nissan Motor Co., Ltd. ........................         843
        225,800     NKK Corp. .....................................         209
         74,000     Nomura Securities Co., Ltd. ...................       1,144
         75,400     Oji Paper Co., Ltd. (New) .....................         528
          8,000     Omron Corp. ...................................         158
          4,300     Oriental Land Co. Ltd. ........................         356
          1,700     Orix Corp. ....................................         208
        154,600     Osaka Gas Co., Ltd. ...........................         514
         17,000     Pioneer Electric Corp. ........................         291
          2,900     Promise Co., Ltd. .............................         233
         10,000     Rohm Co., Ltd. ................................       2,084
        145,000     Sakura Bank Ltd. ..............................       1,086
         30,800     Sankyo Co., Ltd. ..............................         923
        124,000     Sanyo Electric Co., Ltd. ......................         598
         15,600     Secom Co., Ltd. ...............................       1,388
         39,600     Sekisui House Co., Ltd. .......................         446
         97,200     Sharp Corp. ...................................       1,553
         11,800     Shimano, Inc. .................................         282
         57,600     Shimizu Corp. .................................         254
         14,000     Shin-Etsu Chemical Co., Ltd. ..................         582
         17,000     Shiseido Co., Ltd. ............................         253
         20,600     Shizuoka Bank Ltd. ............................         247
          2,900     SMC Corp. .....................................         407
          6,600     Softbank Corp. ................................       2,503
         28,600     Sony Corp. ....................................       4,262
         91,000     Sumitomo Bank .................................       1,364
        145,600     Sumitomo Chemical Co., Ltd. ...................         739
         74,400     Sumitomo Corp. ................................         546
         52,400     Sumitomo Electric Industries ..................         717
         22,800     Sumitomo Forestry Co., Ltd. ...................         165
         36,800     Sumitomo Metal & Mining Co. ...................         182
        135,800     Sumitomo Metal Industries .....................         153
         79,400     Taisei Corp., Ltd. ............................         176
         25,800     Taisho Pharmaceutical Co., Ltd. ...............       1,083
         46,000     Taiyo Yuden Co., Ltd. .........................       1,517
         45,600     Takeda Chemical Industries ....................       2,456
          5,800     Takefuji Corp. ................................         963
         75,400     Teijin Ltd. ...................................         362

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   JAPAN (CONT.)
         12,000     Terumo Corp. ..................................  $      370
         14,000     The 77 Bank, Ltd. .............................         146
        243,000     The Bank of Tokyo- Mitsubushi
                      Ltd. ........................................       3,721
         51,400     Tobu Railway Co., Ltd. ........................         166
         25,400     Tohoku Electric Power Co., Ltd. ...............         395
         71,800     Tokai Bank Ltd. ...............................         517
         29,000     Tokio Marine & Fire Insurance
                      Co., Ltd. ...................................         342
         65,800     Tokyo Electric Power Co. ......................       1,516
         11,000     Tokyo Electron Ltd. ...........................         953
        144,600     Tokyo Gas Co. .................................         345
         63,400     Tokyu Corp. ...................................         178
         48,600     Toppan Printing Co., Ltd. .....................         610
        114,100     Toray Industries, Inc. ........................         588
        221,000     Toshiba Corp. .................................       1,641
         38,600     Toto Ltd. .....................................         300
          1,000     Toyo Information Systems ......................          47
        160,000     Toyota Motor Corp. ............................       5,080
         72,400     Ube Industries Ltd. ...........................         176
            600     Yamaichi Securities Co., Ltd. .................          --
         47,000     Yokogawa Electric Corp. .......................         335
                                                                     -----------
                                                                        115,607
                                                                     -----------
   NETHERLANDS (5.5%)
         83,398     ABN Amro Holding N.V. .........................       1,873
         32,177     Aegon N.V. ....................................       2,767
         19,132     Akzo Nobel N.V. ...............................         810
          5,264     Buhrmann N.V. .................................          89
         34,516     Elsevier N.V. .................................         354
          3,832     Getronics N.V. ................................         207
          4,812     Hagemeyer N.V. ................................         115
         17,824     Heineken N.V. .................................         886
         53,502     ING Groep N.V. ................................       2,904
          4,854     KLM Royal Dutch Airlines N.V. .................         126
         34,200     Koninklijke Ahold N.V. ........................       1,125
          1,515     Nedlloyd Groep N.V. ...........................          42
          5,271     Oce N.V. ......................................          97
         19,135     Phillips Electronics N.V. .....................       1,925
        123,467     Royal Dutch Petroleum Co. .....................       7,162
         26,550     Royal KPN N.V. ................................       1,163
          2,847     Stork N.V. ....................................          59
         28,108     TNT Post Group N.V. ...........................         715
         33,469     Unilever N.V. .................................       2,276
          4,195     Vedior N.V. ...................................          73
         16,784     Wolters Kluwer N.V. ...........................         575
                                                                     -----------
                                                                         25,343
                                                                     -----------
   PORTUGAL (0.9%)
         20,709     Banco Commercial Portugues
                      (Registered) ................................         558
         12,702     Banco Espirito Santo e Comercial de
                      Lisboa (Registered) .........................         319
         11,210     Banco Portugues de Investimento
                      (New) .......................................         229
          6,261     Brisa-Auto Estradas ...........................         239
          2,326     Cia de Seguros Tranquilidade
                      (Registered) ................................          68
         15,171     Cimpor SGPS ...................................  $      250
            400     Cin-Corparacao Industial do Norte .............          10
         63,151     EDP-Electricidade de Portugal .................         996
            537     INAPA-Investimentos Participacoes e
                      Gestao ......................................           5
          8,498     Jeronimo Martins SGPS .........................         241
         11,271     Portucel Industrial-Empressa ..................          82
         19,192     Portugal Telecom (Registered) .................         798
            358     Sociedade de Construcoes Soares da
                      Costa .......................................           1
          3,032     Somague-Sociedade Gestora de
                      Participacoes ...............................          12
          4,830     Sonae Investmentos ............................         157
          1,789     UNICER-Uniao Cervejeira .......................          34
                                                                     -----------
                                                                          3,999
                                                                     -----------
   SINGAPORE (2.3%)
        115,000     City Developments Ltd. ........................         585
         13,250     Creative Technology Ltd. ......................         145
         42,000     Cycle & Carriage Ltd. .........................         141
        116,300     DBS Group Holdings Ltd. .......................       1,327
        225,500     DBS Land Ltd. .................................         419
         43,000     First Capital Corp., Ltd. .....................          49
         46,800     Fraser & Neave Ltd. ...........................         153
        126,000     Hotel Properties Ltd. .........................         102
        120,750     Keppel Corp., Ltd. ............................         352
         68,000     NatSteel Ltd. .................................         120
         92,000     Neptune Orient Lines Ltd. (Foreign) ...........         110
        152,560     Oversea-Chinese Banking Corp.
                      (Foreign) ...................................       1,185
         64,000     Parkway Holdings Ltd. .........................         117
        264,644     Sembcorp Industries Ltd. ......................         305
        135,000     Singapore Airlines Ltd. (Foreign) .............       1,318
         52,018     Singapore Press Holdings Ltd. .................         820
        419,000     Singapore Technologies Engineering
                      Ltd. ........................................         535
        892,000     Singapore Telecommunications Ltd. .............       1,627
        232,000     United Industrial Corp., Ltd. .................         126
        101,000     United Overseas Bank Ltd. (Foreign)............         766
        164,000     United Overseas Land Ltd. .....................         145
         34,000     Venture Manufacturing
                      (Singapore) Ltd. ............................         296
                                                                     -----------
                                                                         10,743
                                                                     -----------
   SPAIN (3.6%)
          5,569     Acerinox ......................................         173
          4,526     ACS Actividades ...............................         121
         10,557     Aguas de Barcelona ............................         177
         34,173     Argentaria ....................................         751
         19,526     Autopistas Concesionaria Espanola .............         215
          2,402     Azucarera Ebro Agricolas ......................          43
        153,813     Banco Bilbao Vizcaya (Registered) .............       2,027
        263,622     Banco Santander ...............................       2,724
          7,567     Corporacion Financiera Alba ...................         209
          5,430     Corporacion Mapfre ............................         101
         70,435     Endesa ........................................       1,337
              1     Ercros ........................................          --
          6,892     Fomento Construction y Cantractas .............         188

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   SPAIN (CONT.)
         33,009     Gas Natural SDG ...............................  $      706
         12,990     Grupo Dragados, S.A. ..........................         149
         66,400     Iberdrola .....................................         984
         17,451     Inmobiliaria Metropolitana
                      Vasco Central ...............................         389
         14,840     Prima Immobiliaria S.A. .......................         135
         71,583     Repsol ........................................       1,401
          7,209     SOL Melia S.A. ................................          87
         13,205     Tabacalera ....................................         250
        203,847     Telefonica ....................................       3,261
         16,707     Telepizza .....................................          77
         21,964     Union Electrica Fenosa ........................         329
             57     Uralita .......................................           1
         64,932     Vallehermoso ..................................         625
            115     Viscofan Envolturas Celulosicas ...............           1
          3,616     Zardoya Otis ..................................          49
                                                                     -----------
                                                                         16,510
                                                                     -----------
   SWEDEN (2.9%)
         12,600     AGA AB, Class B ...............................         215
         10,050     Atlas Copco AB, Class A .......................         282
          5,300     Atlas Copco AB, Class B .......................         147
         18,520     Castellum AB ..................................         159
         31,424     Diligentia AB .................................         236
         16,720     Drott AB, Class B .............................         155
         23,800     Electrolux AB, Series B .......................         445
        113,000     Ericsson LM, Class B ..........................       3,504
         10,600     Fastighets AB Tornet ..........................         133
         41,100     ForeningsSparbanken AB ........................         667
         63,600     Hennes & Mauritz AB, Class B ..................       1,603
          7,233     Netcom Systems AB, Class B ....................         268
          5,700     OM Gruppen AB .................................          64
          6,700     S.K.F. AB, Class B ............................         150
         15,300     Sandvik AB, Class A ...........................         416
          6,400     Sandvik AB, Class B ...........................         175
         30,340     Securitas AB, Class B .........................         456
         40,100     Skandia Forsakrings AB ........................         837
         46,600     Skandinaviska Enskilda Banken,
                      Class A .....................................         475
          9,800     Skanska AB, Class B ...........................         365
         17,200     Svenska Cellulosa AB, Class B .................         459
         50,500     Svenska Handelsbanken, Class A ................         706
          9,400     Svenskt Stal AB (SSAB), Series A ..............         121
         11,400     Trelleborg AB, Class B ........................         109
         11,400     Volvo AB, Class A .............................         321
         23,850     Volvo AB, Class B .............................         674
          4,400     WM-Data AB, Class B ...........................         191
                                                                     -----------
                                                                         13,333
                                                                     -----------
   SWITZERLAND (5.5%)
             27     ABB AG ........................................          44
         12,782     ABB Ltd. ......................................       1,319
            895     Adecco ........................................         500
            295     Alusuisse-Lonza Holdings Ltd.
                      (Registered) ................................         339
         12,600     CS Holding AG (Registered) ....................       2,306
            350     Holderbank Financiere Glarus AG,
                      Class B (Bearer) ............................  $      454
          1,865     Nestle (Registered) ...........................       3,501
          3,020     Novartis AG (Registered) ......................       4,475
             76     Roche Holding AG (Bearer) .....................       1,407
            326     Roche Holding AG (Registered) .................       3,768
            750     SAirgroup .....................................         162
             80     SGS Surveillance ..............................          90
            260     SMH AG (Bearer) ...............................         202
            210     Sulzer AG (Registered) ........................         132
            695     Swiss Reinsurance (Registered) ................       1,386
          3,260     Swisscom AG (Registered) ......................       1,016
          9,869     UBS (Registered) ..............................       2,779
            315     Valora Holding AG .............................          80
          2,260     Zurich Allied AG ..............................       1,259
                                                                     -----------
                                                                         25,219
                                                                     -----------
   THAILAND (0.0%)
          8,000     CMIC Finance & Securities PCL
                      (Foreign) ..................................           --
         18,600     General Finance & Securities PCL
                      (Foreign) ..................................           --
         34,700     Siam City Bank PCL (Foreign) .................           --
                                                                     -----------
                                                                             --
                                                                     -----------
   UNITED KINGDOM (14.5%)
         53,563     Abbey National plc ............................         951
         34,817     Albert Fisher Group plc .......................          10
          1,851     Alldays plc ...................................           2
          2,415     Allders plc ...................................           6
         58,643     Allied Zurich plc .............................         688
          7,063     AMEC plc ......................................          29
         20,898     Anglian Water plc .............................         247
         34,741     Arjo Wiggins Appleton plc .....................         113
         26,069     Associated British Foods plc ..................         170
         21,152     Associated British Ports Holdings plc .........         103
         28,721     AstraZeneca Group plc .........................       1,197
         43,513     BAA plc .......................................         441
         53,303     Barclays plc ..................................       1,565
         10,099     Barratt Developments plc ......................          43
         27,053     Bass plc ......................................         326
          1,209     BBA Group plc .................................           9
         25,448     Beazer Group plc ..............................          60
         17,594     Berisford plc .................................          88
        154,396     BG plc ........................................         887
         35,417     BICC plc ......................................          63
         66,198     Blue Circle Industries plc ....................         394
         21,425     BOC Group plc .................................         447
         37,939     Boots Co. plc .................................         423
         68,361     BPB Industries plc ............................         421
         75,975     British Aerospace plc .........................         501
         45,104     British Airways plc ...........................         253
         58,654     British American Tobacco plc ..................         503
        137,932     British Land Co. plc ..........................       1,076
        290,608     British Petroleum Co. plc .....................       5,306
         59,331     British Sky Broadcasting plc ..................         574
        104,121     British Steel plc .............................         264

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   UNITED KINGDOM (CONT.)
        194,687     British Telecommunications plc ................  $    2,947
        158,240     BTR plc .......................................         771
         28,406     Burmah Castrol plc ............................         531
         70,701     Cable & Wireless plc ..........................         769
         84,716     Cadbury Schweppes plc .........................         588
         32,370     Capital Shopping Centers plc ..................         214
         85,194     Caradon plc ...................................         215
         10,413     Carillion Plc .................................          21
         11,379     Carpetright plc ...............................          79
        159,822     Centrica plc ..................................         439
          4,309     Cobham plc ....................................          57
         36,806     Commercial Union plc ..........................         568
         25,488     Compass Group plc .............................         250
          2,363     Delta plc .....................................           5
        120,057     Diageo plc ....................................       1,226
          4,384     Dialog Corp. plc ..............................           5
          5,841     EMAP plc ......................................          80
         64,737     EMI Group plc .................................         473
         26,630     Enterprise Oil plc ............................         182
         25,800     FirstGroup Aquisition Ltd. ....................           4
         25,800     FirstGroup plc ................................         135
         21,058     FKI plc .......................................          66
         96,509     General Electric plc ..........................         926
         54,218     GKN plc .......................................         865
        117,363     Glaxo Wellcome plc ............................       3,061
         64,246     Granada Group Plc .............................         550
        172,580     Grantchester Holdings plc .....................         403
         76,100     Great Portland Estates plc ....................         257
         37,062     Great Universal Stores plc ....................         279
         90,967     Halifax plc ...................................       1,143
         53,250     Hammerson plc .................................         416
         51,045     Hanson plc ....................................         393
         13,575     House of Fraser ...............................          18
        231,942     HSBC Holdings plc .............................       2,658
          9,035     Hyder plc .....................................          80
         24,877     IMI plc .......................................         114
         29,662     Imperial Chemical Industries plc ..............         329
         14,587     Jarvis plc ....................................          67
          1,427     JBA Holdings plc ..............................           6
         29,407     Johnson Matthey plc ...........................         280
         55,767     Kingfisher plc ................................         598
         53,005     Ladbroke Group plc ............................         184
          6,302     Laird Group plc ...............................          32
        120,325     Land Securities plc ...........................       1,620
         70,346     Lasmo plc .....................................         164
        227,756     Legal & General Group plc .....................         646
         11,777     Lex Service plc ...............................         110
         11,340     Limit plc .....................................          27
        191,131     Lloyds TSB Group plc ..........................       2,376
         21,361     London Clubs International plc ................          49
          7,019     London Forfaiting Co. plc .....................           5
         28,645     Lonrho plc ....................................         302
          1,872     Low & Bonar plc ...............................           6
          1,810     Manchester United plc .........................           7
        103,929     Marks and Spencer plc .........................         540
            237     Mayflower Corp. plc ...........................           1
          2,171     McKechnie plc .................................  $       15
          5,553     Meggitt plc ...................................          17
         96,916     MEPC plc ......................................         724
         21,924     Mirror Group News plc .........................          96
         58,404     MISYS plc .....................................         573
         50,775     National Power plc ............................         396
         42,137     NEC plc .......................................         148
         16,137     NEXT plc ......................................         163
            890     Ocean Group plc ...............................          14
         28,443     Parity plc ....................................         119
         29,296     Peninsular & Oriental Steam
                      Navigation ..................................         442
         11,317     Pennon Group plc ..............................         194
        178,701     Pilkington plc ................................         300
          1,975     Powerscreen International plc .................           6
         78,655     Prudential Corp. plc ..........................       1,208
         10,414     Racal Electronic plc ..........................          71
         17,911     Railtrack Group plc ...........................         377
         62,124     Rank Group plc ................................         219
         47,708     Reed International plc ........................         287
        124,404     Rentokil Initial plc ..........................         440
         50,503     Reuters Group plc .............................         570
         26,392     Rexam plc .....................................         113
         39,391     Rio Tinto plc .................................         683
         15,240     RMC Group plc .................................         235
         37,612     Rolls-Royce plc ...............................         130
         37,979     Royal & Sun Alliance Insurance
                      Group plc ...................................         299
         12,052     Rugby Group plc ...............................          19
         45,756     Safeway plc ...................................         167
         72,318     Sainsbury (J) plc .............................         451
          4,107     Schroders plc .................................          86
          5,310     Scotia Holdings plc ...........................          14
            187     Scottish & Newcastle plc ......................           2
         47,576     Scottish Hydro-Electric plc ...................         444
         53,424     Scottish Power plc ............................         491
          1,614     Skillsgroup plc ...............................           6
        110,013     Slough Estates plc ............................         634
        193,141     Smithkline Beecham plc ........................       2,221
          5,565     Smiths Industries plc .........................          79
         45,467     Stagecoach Holdings plc .......................         142
         10,413     Tarmac plc ....................................          75
         32,085     Tate & Lyle plc ...............................         198
         18,917     Taylor Woodrow plc ............................          46
         81,094     Tesco plc .....................................         253
         20,033     Thames Water plc ..............................         313
          6,861     The Berkeley Group plc ........................          66
         19,443     TI Group plc ..................................         142
          1,574     Torotrac plc ..................................           5
        108,494     Unilever plc ..................................       1,021
         27,355     United Utilities plc ..........................         299
          2,637     Vickers plc ...................................          11
        182,214     Vodafone Group plc ............................       4,314
          1,107     Wickes plc ....................................           7
         16,674     William Baird plc .............................          24
         30,156     WPP Group plc .................................         280
         19,291     Yorkshire Water plc ...........................         125

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   UNITED KINGDOM (CONT.)
         35,432     Zeneca Group plc ..............................  $    1,486
                                                                     -----------
                                                                         66,557
                                                                     -----------
TOTAL COMMON STOCKS (Cost $322,834) ...............................     358,737
                                                                     -----------
PREFERRED STOCKS (0.3%)
   AUSTRIA (0.0%)
              3     Bau Holding AG ................................          --
                                                                     -----------
   GERMANY (0.2%)
          1,567     SAP AG ........................................         692
                                                                     -----------
   HONG KONG (0.1%)
         68,000     Johnson Electric Holdings Ltd. ................         330
                                                                     -----------
   ITALY (0.0%)
          3,489     Fiat S.p.A. ...................................          57
                                                                     -----------
   NETHERLANDS (0.0%)
         37,485     Unilever N.V. .................................         201
                                                                     -----------
TOTAL PREFERRED STOCKS (Cost $1,034) ..............................       1,280
                                                                     -----------
    NO. OF
    RIGHTS
---------------
RIGHTS (0.0%)
   AUSTRIA (0.0%)
            743     Radx ..........................................          --
                                                                     -----------
   ITALY (0.0%)
         34,755     Montedison S.p.A. .............................          68
                                                                     -----------
   SWEDEN (0.0%)
         10,050     Atlas Copco AB, Class A .......................          12
          5,300     Atlas Copco AB, Class B .......................           6
         17,200     Svenska Cellulosa AB, Class B .................          28
                                                                     -----------
                                                                             46
                                                                     -----------
TOTAL RIGHTS (Cost $74)                                                     114
                                                                     -----------
    NO. OF
   WARRANTS
---------------
WARRANTS (0.0%)
   HONG KONG (0.0%)
          7,850     Hong Kong and China Gas Co. Ltd. ..............          --
                                                                     -----------
   THAILAND (0.0%)
          6,349     National Finance & Securities PCL .............          --
                                                                     -----------
TOTAL WARRANTS (Cost $0) ..........................................          --
                                                                     -----------
     FACE
    AMOUNT
     (000)
---------------
FIXED INCOME SECURITIES (0.0%)
   FRANCE (0.0%)
EUR         136     Casino Guichard-Perrachon, Series
                      XW, 4.50%, 7/12/01 ..........................         146
                                                                     -----------
   PORTUGAL (0.0%)
             10     Jeronimo Martins SGPS, Zero
                      Coupon, 12/30/04 ............................           6
                                                                     -----------
TOTAL FIXED INCOME SECURITIES (Cost $37) ..........................         152
                                                                     -----------
TOTAL FOREIGN SECURITIES (78.4%) (Cost $323,979) ..................     360,283
                                                                     -----------

      FACE
     AMOUNT                                                             VALUE
      (000)                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (20.6%)
   REPURCHASE AGREEMENT (20.6%)
$        94,869     Chase Securities, Inc. 5.05%, dated
                      9/30/99, due 10/01/99, to be
                      repurchased at $94,882,
                      collateralized by U.S. Treasury
                      Bonds, 5.125%, due 02/13/04,
                      valued at $97,180 (Cost $94,869) ............  $   94,869
                                                                     -----------
FOREIGN CURRENCY (0.1%)
AUD          54     Australian Dollar .............................          35
GBP          39     British Pound .................................          64
EUR         132     Euro ..........................................         141
GRD       4,436     Greek Drachma .................................          14
JPY       1,207     Japanese Yen ..................................          11
NOK          20     Norwegian Krone ...............................           3
SGD         128     Singapore Dollar ..............................          76
CHF          46     Swiss Franc ...................................          31
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $371) ................................         375
                                                                     -----------
TOTAL INVESTMENTS (99.1%) (Cost $419,219) .........................     455,527
                                                                     -----------
OTHER ASSETS AND LIABILITIES (0.9%)
  Other Assets ....................................................     537,647
  Liabilities .....................................................    (533,483)
                                                                     -----------
                                                                          4,164
                                                                     -----------
NET ASSETS (100%) .................................................  $  459,691
                                                                     -----------
                                                                     -----------
CLASS A:
--------
NET ASSETS ........................................................  $  455,148
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 35,945,526 outstanding $0.001 par
   value shares (authorized 500,000,000 shares) ...................  $    12.66
                                                                     -----------
                                                                     -----------
CLASS B:
--------
NET ASSETS ........................................................  $    4,543
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 355,303 outstanding $0.001 par
   value shares (authorized 500,000,000 shares) ...................  $    12.79
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------

NCS -- Non-Convertible Shares
PCL -- Public Company Limited
RFD -- Ranked for Dividend
RNC -- Non-Convertible Savings Shares
Foreign -- Prior governmental approval for foreign investments may be required under certain circumstances.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

FUTURES CONTRACTS:
At September 30, 1999 the following futures contracts were open:

                                                                   NET
                                                               UNREALIZED
                           NUMBER    AGGREGATE               APPRECIATION
                            OF      FACE VALUE   EXPIRATION  (DEPRECIATION)
                         CONTRACTS     (000)        DATE          (000)
                         ---------  -----------  ----------  --------------
LONG
IBEX Index (Spain)           31     U.S.$ 3,061      Oct-99      $(139)
Aust All Ord.
   (Australia)               17     U.S.$   792      Dec-99        (12)
CAC 40 Index
   (France)                 242     U.S.$11,729      Dec-99        (32)
MIB 30 Index (Italy)         35     U.S.$ 6,178     Sept-99       (174)
TOPIX Index
   (Japan)                  227     U.S.$31,042      Dec-99         53

SHORT
DAX Index
   (Germany)                  9     U.S.$ 1,208      Dec-99         85
FT-SE Index (United
   Kingdom)                  47     U.S.$ 4,698      Dec-99        (74)
                                                                 -----
                                                                 $(293)
                                                                 -----
                                                                 -----

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

China                             (0.6%)
Hong Kong                        (28.6%)
India                             (0.1%)
Indonesia                         (2.2%)
South Korea                      (20.7%)
Malaysia                          (4.4%)
Philippines                       (1.2%)
Singapore                        (12.8%)
Taiwan                           (22.5%)
Thailand                          (2.4%)
Other                             (4.5%)



PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR
EAST FREE EX-JAPAN INDEX(1)
---------------------------------------------


                                        TOTAL RETURNS(2)
                          ----------------------------------------
                                               AVERAGE    AVERAGE
                                               ANNUAL     ANNUAL
                                      ONE       FIVE       SINCE
                           YTD        YEAR      YEARS    INCEPTION
                          ------     ------    -------   ---------
PORTFOLIO -- CLASS A...    33.08%     65.53%     -9.54%       5.35%
PORTFOLIO -- CLASS B...    32.75      64.54        N/A      -11.88
INDEX -- CLASS A ......    31.11      84.68      -5.43        7.72
INDEX -- CLASS B ......    31.11      84.68        N/A       -6.73

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

For the nine months ended September 30, 1999, the Portfolio had a total return of 33.08% for the Class A shares and 32.75% for the Class B shares compared to 31.11% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 65.53% for the Class A shares and 64.54% for the Class B shares compared to 84.68% for the Index. For the five-year period ended September 30, 1999, the average annual total return for Class A shares was -9.54% compared to -5.43% for the Index. For the period since inception on July 1, 1991 through September 30, 1999, the average annual total return of Class A shares was 5.35% compared to 7.72% for the Index. For the period since inception on January 2, 1996 through September 30, 1999 the average annual total return of Class B shares was -11.88% compared to -6.73% for the Index.

All of the markets in the Index fell in the third quarter, with Indonesia, Thailand and the Philippines performing the worst. Year-to-date, South Korea has been the strongest individual market, but it too corrected over the summer. Following a second quarter in which markets were fairly tightly correlated and strong, third quarter weakness was marked by more differentiation among the performances of individual markets and stocks.

Key trends common among most of the East Asian markets were positive economic data releases, signs that interest rates have bottomed for this cycle, a heavy calendar of new equity issuance and strong electronics exports. Economic growth expectations have been upgraded significantly across Asia, with Korea leading the way, although the rate of change of improvement should slow into 2000 as low base effects drop out and as most observers now expect growth. Interest rates moved up in a number of markets for internal reasons (e.g. Korea, Singapore) or external reasons (e.g. Hong Kong). Further material rate reductions are probably only possible in Indonesia pending a successful resolution of political issues and a resumption of IMF funding. We expect to see a large deal calendar across Asia

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

throughout the balance of the year and well into 2000 as Asian companies attempt to recapitalize or raise equity to fund growth. A few significant deals have already been cancelled and we believe that only the better deals will be completed. Currencies were fairly well behaved vs. the U.S. dollar, although the Thai baht, Philippine peso and Korean won all slipped a bit during the quarter.

Key external events during the quarter included two interest rate hikes by the U.S. Fed, market focus on the growth of the U.S. current account deficit, a sharp rise in oil prices and continued Japanese market strength. Most Asian markets have held up well despite the headwinds of rising global interest rates given this year's limited foreign debt financing needs and healthy domestic liquidity. The U.S. current account deficit is a significant issue for the global economy; a best case scenario would be a gradual slowdown in the growth of U.S. consumption accompanied by accelerated growth in demand in Europe and throughout Asia. The rise in the price of oil is similar to a tax hike for most of Asia; Indonesia and Malaysia are the only net beneficiaries of higher prices. The Japanese market outperformed non-Japan Asia in the third quarter. Japanese economic recovery is very positive for Asia and Japanese corporate restructuring opens up new opportunities for outsourcing across a range of manufacturing industries.

Most countries in the region reported increases in exports of electronics components during the first three quarters of 1999. This growth has contributed significantly to GDP growth upgrades in Taiwan, South Korea, Singapore and Malaysia. Price pressures in the global personal computer industry have forced PC manufacturers to cut costs, which often means sourcing more from low-cost Asian producers. The trend towards greater outsourcing, firmly established among American companies, is being adopted by an increasing number of Japanese companies. In the past Japanese manufacturers often built factories in other Asian countries in an effort to cut costs. An increasing number of Japanese companies are now turning to outsourcing instead as part of their own restructuring efforts. Outsourcing allows us to invest directly in the resulting growth, as we can identify companies winning Japanese orders. The Portfolio has a significant exposure to a number of Asian electronics companies in Taiwan, Korea, Singapore and Thailand, and these investments performed well in the third quarter as order books gained momentum.

Taiwan suffered from its worst earthquake in 100 years (7.6 on the Richter scale) during September. The quake killed over 2,500 people, destroyed numerous buildings and disrupted power supply and transportation. Damage estimates range as high as US$10 billion, or approximately 3% of GDP. The stock market was closed for 5 days and fell when it reopened, although it stabilized after several days of decline. We believe that the quake will disrupt electronics shipments for 1 to 2 months. However, most of our portfolio companies reportedly suffered only limited physical damage. Given the strong demand for electronics components, we believe that strong growth will resume within several months and that the market will look through fourth quarter revenue and earnings shortfalls. Exports are a key driver of the economy but growth should recover soon. The government will fund most of the rebuilding costs, and public investment will rise sharply. The Taiwanese government has sufficient financial strength to fund this effort. GDP growth outlook remains strong for 1999 and 2000. The Taiwanese market was also affected earlier in the quarter by diplomatic wrangling with China. President Lee of Taiwan attempted to alter the terms of negotiations between Taiwan and China by redefining relations to be on a "state-to-state" basis. Most observers believe that Lee was using this issue for domestic political reasons ahead of the upcoming presidential elections; resulting threats from China rattled the market. These tensions have simmered down and paradoxically the earthquake disaster may have contributed to a cooling of rhetoric. The market should also be supported by foreign portfolio inflows on the back of MSCI inclusion of Taiwan at 100% weight in the first quarter of 2000.

The South Korean economy experienced the fastest recovery from the Asian economic downturn of 1998. Korean industrial production is above pre-crisis levels and consensus expectations for 1999 and 2000 GDP growth have moved to 8% and 6%, respectively. The Korean economy benefited from a combination of positive factors including strong government policy implementation, better demand and pricing for its exports and a strong recovery in domestic confidence. The government eased fiscal and monetary policies aggressively from the second half of 1998 onwards. Interest rates fell rapidly from a crisis high of over 30% to the 6% - 7% range in June. Interest rates at these levels were at a 20-year low. As of June, the powerful moves seen in the equity market had pushed Korean equities near historic highs on measures such as price to book value. Korean corporations have historically traded at low multiples due to their high leverage, low returns on equity, opaque corporate structures and poor disclosure. In the last letter we highlighted the need for further restructuring and growth to sustain these multiples.

The Korean industry is highly concentrated, heavily indebted and dominated by large groups known as chaebols. Daewoo, one of the largest chaebols, experienced

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

difficulties in July in rolling over its substantial short-term debt. Daewoo has aggregate debt, mostly denominated in won, equivalent to over $50 billion. The group controls a wide range of companies that are typically not the leading players in their respective industries. Daewoo group companies have significantly under-performed the market since the crisis began, confirming that the market was aware that Daewoo was troubled. However, the announcement of Daewoo's liquidity problems and its follow-on effects halted the Korean equity rally in mid-July. Daewoo owes money to a wide array of lenders, including domestic and foreign banks and a variety of bondholders, including life insurers, other institutions and retail held mutual funds. The Daewoo workout will be lengthy and losses will have to be split among these stakeholders. Given the size of the problem, some government bailout will be required. News of the Daewoo problem led to outflows from domestic mutual funds, disrupting the bond market and widening credit spreads. The government has responded with a number of initiatives that treat the symptom of the problem, including support funds to improve bond market liquidity. However, the problem will not be fully solved until losses are taken and Daewoo is broken up and the constituent companies' debts are restructured. This will require political will and time and will be a restraint on the market in the near term. Several chaebols, notably Samsung and LG, have aggressively restructured their businesses and recapitalized their balance sheets, and their group companies have outperformed the market, consistent with our expectation of differentiated performance at the individual stock level.

The Hong Kong market pulled back in the third quarter but marginally outperformed the Index. Hong Kong's adherence to its currency board regime lengthened its adjustment to the Asian crisis, but the economy bottomed in the first half of 1999. Without a currency devaluation, Hong Kong companies had to cut costs by reducing employment and negotiating lower rents, wages and other costs, leading to deflation. Consumer price indexes are now down almost 6% year-on-year. The currency board ties Hong Kong's monetary policy to tightening U.S. policy, so rates are rising from very high levels in real terms. Banks in Hong Kong have significantly strengthened their balance sheets during the recession, and are as liquid as they have been in years. So far they have only grown their mortgage portfolios but are well positioned to increase other loans when demand improves.

The Hong Kong property market has remained sluggish in the face of high real interest rates, a large schedule of new residential development launches and low but stabilizing office rents. Affordability of residential property is now near the most attractive levels of the past decade, so the residential market should improve with better consumer confidence when rates stabilize. The Hong Kong market has traditionally relied on property profits for a significant portion of market earnings and the market is currently transitioning to new earnings drivers. The government has created incentives to encourage the development of technology businesses. Telecom liberalization has led to lower telecom costs and a profusion of new services, two pre-conditions for the government's plans for an information age economy. Privatization initiatives are also likely to improve economic efficiency and create new investment opportunities. Revitalized Chinese exports are also a strong positive for the economy. The market has drifted down as the government commences the disposition of the shares purchased in last year's market support operation. We remain underweight Hong Kong but may use further weakness to reduce this underweight.

After a very strong second quarter Chinese shares fell in the third quarter and underperformed the Index. Chinese news flow was mixed during the quarter. Positives included a rapid acceleration of Chinese export growth, further government initiatives to reform state-owned enterprises (SOEs) and the banking sector and some indications that deflation was easing. Chinese export growth improved due to greater intra-Asian trade and continued strong exports to the U.S. This export acceleration and U.S. dollar weakness quelled lingering concerns about currency devaluation. China's exchange rate adjustment will be part of a move to a managed float and will be initiated by the government and not the markets. SOE and bank reforms are positive and necessary reforms but will take a long time to implement. The consumer price index turned from deflation to modest inflation over the summer, and Shanghai has tended to lead the national averages. Negative developments included limited progress on World Trade Organization (WTO) negotiations and the announcement of a potential $30 billion calendar of new Chinese equity placements. WTO negotiations need to be concluded by November to succeed before 2001. Markets fluctuated on the latest twists in the 13-year negotiation process; currently, successful negotiations would be a positive surprise for the markets. We remain hopeful for WTO membership, as it would lock China onto a more open, reformist path. The deal calendar threatens to dwarf the value of currently listed Chinese shares and has created a great deal of pressure on those stocks.

The MSCI Singapore Index fell slightly during the quarter but outperformed the regional indexes. Strong earnings from the electronics and banking sectors and firm real estate

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

conditions contributed to this out-performance. The merger of the foreign and local tranches of the bank shares should facilitate bank mergers in Singapore, which will reduce excess bank capacity and allow major cost cutting. Singaporean firms seem to be taking a regional lead in working to create shareholder value. For example, Singapore Airlines received permission to repurchase and retire up to S$1 billion of stock. This balance sheet initiative comes on top of a strong cost-cutting program and a stronger than expected rebound in passenger traffic and yields. Government-linked corporations are implementing guidance from the government to streamline their businesses and boost returns on equity. A series of small divestitures have marked progress in streamlining. The economy remains challenged by a relatively high cost base and will continue to lose manufacturing jobs to neighboring countries, but public policy remains focused on improving competitiveness and attracting financial, communications and technology firms to Singapore.

The Indonesian market slumped during the third quarter due to a scandal surrounding the misappropriation of funds intended for the bailout of Bank Bali, one of the country's failed banks, and the tragic mishandling of East Timor's independence referendum. The World Bank and IMF ceased aid to the country due to these two events. A proper reckoning of bank support funds, cooperation in the independence of East Timor and a new government will be needed for aid to resume. The presidential election process has been accelerated into October. Successful coalition building, further progress on corporate debt restructuring and bank recapitalization will be needed to restart the equity rally. On a positive note, higher oil prices generated hard currency and government revenues and the currency remains very undervalued on a long-term view.

A collection of bad news in the banking sector, heavy capital calls on the market and relatively slow economic recovery caused a significant correction in Thailand in the third quarter. Valuations were ahead of fundamentals in Thailand when the quarter began and we were significantly underweight the market. More capital for the banking sector, implementation of the new bankruptcy and foreclosure laws and more corporate restructuring will be needed to enhance the long-term investment attractiveness of Thailand. Although the cyclical economic recovery is currently accelerating, we remain underweight pending more forceful structural reforms and more attractive equity valuations.

The Malaysian economy has responded better than we expected to the capital control regime. The pegged currency rate chosen proved to be undervalued when competitive currencies appreciated and the U.S. dollar depreciated. Strong global electronics demand, a competitive currency and a tax holiday have all boosted exports, very positive for an economy in which exports significantly exceed GDP. The Japanese were very supportive of the Malaysians via the Miyazawa initiative, allowing the country to refinance its short-term debt obligations. Half of a good bank bailout program has been implemented, as the government has warehoused a significant portion of the non-performing loans in the system. The next and more difficult part of the program will be NPL liquidation. The capital controls were relaxed in August and largely replaced by a capital gains tax system. MSCI will include Malaysia in the main international indexes again from February 2000. While all of these developments are positive, Malaysia remains a very difficult market to invest in due to frequent changes in the rules governing trading. A government mandated program to forcibly merge all of the banks and finance companies into six groups also highlighted how arbitrary the government can be. This proposal may be withdrawn due to poor market reaction but it is cautionary. The government needs to address a succession vacuum following the upcoming elections to reduce political risks. Very few listed stocks are direct beneficiaries of the positive electronics export trends. We currently hold a significant non-index position in Malaysian equities and will evaluate our relative weights in 2000 prior to the Index inclusion.

The Asian risk factors we continue to monitor include the large supply of upcoming equity offerings and the danger that economic recovery are likely to lessen the will to implement needed economic and corporate level reforms. Y2K concerns are likely to affect fourth quarter liquidity. External risk factors include the performance of the Japanese economy, import and economic growth in Europe and America, U.S. monetary policy and global interest rate trends, extreme weakness in the Euro and the performance of Western equity markets. Upside surprises could include better than expected economic recovery and bank recapitalization in Japan, and stronger than expected import demand from the U.S. and Europe.

Sentiment and liquidity drove Asian equity returns in the second quarter. The third quarter represented a reality check. Some companies and markets had moved ahead of where they should have been, and much of the overshooting was corrected in the third quarter. We continue to believe that the best way to drive future performance will be through stock selection, and note that the importance of stock selection was reasserted in a less buoyant market environment. We continue to focus our efforts on identifying companies that are restructuring and refocusing

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

their businesses around the principle of improving returns on equity. We have seen a variety of restructuring efforts by Asian companies over the past year and they continue to perform well in relative and absolute terms. As mentioned above, restructuring in Japan could also provide enhanced investment opportunities in non-Japan Asia through outsourcing. We will continue to search for these opportunities, and build significant positions in companies geared to the recovery in domestic consumption currently underway in most Asian economies.

Timothy D. Jensen
PORTFOLIO MANAGER

Ashutosh Sinha
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.6%)
   CHINA (0.6%)
        670,200     Hengan International Group Co. Ltd. ...........  $      171
        471,000     Huaneng Power International, Inc., Class H ....         142
        404,000     Yanzhou Coal Mining Co., Ltd. .................         156
                                                                     -----------
                                                                            469
                                                                     -----------
   HONG KONG (28.5%)
        170,000     Asia Satellite Telecommunications
                      Holdings Ltd. ...............................         433
        327,900     Cheung Kong Holdings Ltd. .....................       2,733
        165,300     China Light & Power Co., Ltd. .................         777
        304,000     China Telecom Ltd. ............................         937
        159,000     Dao Heng Bank Group Ltd. ......................         727
        518,000     Great Wall Technology Co., Class H ............         333
        131,000     Hong Kong Land Holdings Ltd. ..................         172
      1,198,500     Hong Kong Telecommunications Ltd. .............       2,631
        506,800     Hutchison Whampoa Ltd. ........................       4,714
        147,000     Jardine International Motor Holdings Ltd.......          71
         65,000     Johnson Electric Holdings Ltd. ................         316
        143,000     Kerry Properties Ltd. .........................         151
        261,100     Li & Fung Ltd. ................................         790
        346,000     New World Development Co., Ltd. ...............         759
        138,800     Sime Darby Hong Kong Ltd. .....................          55
        467,000     Sino Land Co. .................................         228
        203,000     SmarTone Telecommunications Holdings Ltd. .....         625
        281,600     Sun Hung Kai Properties Ltd. ..................       2,148
        308,200     Swire Pacific Ltd., Class A ...................       1,460
        207,800     Television Broadcasts Ltd. ....................         888
         65,000     Wing Hang Bank Ltd. ...........................         218
         56,000     Yue Yuen Industrial Holdings ..................         141
                                                                     -----------
                                                                         21,307
                                                                     -----------
   INDIA (0.1%)
            790     Hero Honda Motors Ltd. ........................          23
            100     Reckitt & Coleman of India Ltd. ...............           1
          1,700     Software Solution Integrated Ltd. .............          27
             50     Tata Engineering & Locomotive Co., Ltd.........          --
          3,069     Tata Infotech Ltd. ............................          50
                                                                     -----------
                                                                            101
                                                                     -----------
   INDONESIA (2.2%)
        772,000     Aneka Tambang .................................         134
        264,500     Gudang Garam ..................................         536
        230,500     Indofood Sukses Makmur Tbk ....................         220
        190,000     Semen Gresik ..................................         304
         69,480     Telekomunikasi Indonesia ADR ..................         482
                                                                     -----------
                                                                          1,676
                                                                     -----------
   MALAYSIA (4.4%)
        133,000     Carlsberg Brewery Malaysia Bhd ................         375
        239,800     Malayan Banking Bhd ...........................         745
         40,000     Nestle (Malaysia) Bhd .........................         140
        356,000     Public Bank Bhd ...............................         290
        170,400     Rothmans of Pall Mall (Malaysia) Bhd ..........  $    1,040
         50,000     Sime Darby Bhd ................................          58
         99,000     Tanjong plc ...................................         208
        126,000     Telekom Malaysia Bhd ..........................         327
         18,000     Unisem (M) Bhd ................................          73
                                                                     -----------
                                                                          3,256
                                                                     -----------
   PHILIPPINES (1.1%)
         18,480     Philippine Long Distance Telephone Co. ........         400
        173,255     San Miguel Corp., Class B .....................         262
        757,500     SM Prime Holdings, Inc. .......................         128
                                                                     -----------
                                                                            790
                                                                     -----------
   SINGAPORE (11.5%)
         61,600     City Developments Ltd. ........................         313
        171,000     DBS Land Ltd. .................................         318
         44,194     Development Bank of Singapore Ltd. (Foreign) ..         504
        267,000     Gul Technologies...............................         251
        147,000     Natsteel Electronics Ltd. .....................         549
        249,000     Neptune Orient Lines Ltd. (Foreign) ...........         299
        168,000     Omni Industries Ltd. ..........................         178
        100,000     Oversea-Chinese Banking Corp. (Foreign) .......         777
         82,224     Overseas Union Bank Ltd. ......................         365
         88,000     Parkway Holdings Ltd. .........................         161
         99,200     Sembcorp Logistics Ltd. .......................         303
        136,000     Singapore Airlines Ltd. .......................       1,328
         59,900     Singapore Press Holdings Ltd. .................         944
        347,000     Singapore Technologies Engineering Ltd. .......         443
         78,600     United Overseas Bank Ltd. (Foreign) ...........         597
        140,700     Venture Manufacturing (Singapore) Ltd. ........       1,225
                                                                     -----------
                                                                          8,555
                                                                     -----------
   SOUTH KOREA (20.7%)
         17,300     Daeduck Electronics Co. .......................         192
         11,892     Daewoo Securities Co. .........................         175
         47,590     Good Morning Securities Co., Ltd. .............         274
         31,300     Hana Bank......................................         232
          8,370     Hankuk Glass Industry Co., Ltd. ...............         160
         18,260     Housing & Commercial Bank, Korea ..............         353
         61,000     Hyundai Motor Co. .............................         602
         17,170     Kookmin Bank ..................................         215
         22,670     Koram Bank ....................................         152
          4,070     Korea Chemical Co., Ltd. ......................         261
        123,530     Korea Electric Power Corp. ADR ................       1,984
         48,800     Korea Telecom Corp. ADR .......................       1,806
         19,220     L.G. Chemical Ltd. ............................         558
         16,620     LG Electronics ................................         557
         34,800     Mirae Co. .....................................         186
         53,200     Pohang Iron & Steel Co., Ltd. ADR .............       1,666
         10,199     Samsung Electro-Mechanics Co. .................         520
         30,555     Samsung Electronics Co. .......................       4,948
          4,300     Samsung Securities Co., Ltd. ..................         140
         48,970     SK Telecom Co., Ltd. ADR ......................         505
                                                                     -----------
                                                                         15,486
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------


                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   TAIWAN (22.5%)
         13,000     Acer Peripherals GDR ..........................  $      236
         50,000     Acer Peripherals, Inc. ........................         123
        158,850     Acer, Inc. ....................................         288
        163,696     Advanced Semiconductor Engineering, Inc. ......         467
          7,700     ASE Test Ltd. .................................         187
        161,960     Asia Cement Corp. .............................         146
        141,375     Asustek Computer, Inc. ........................       1,407
         23,117     Bank Sinopac ..................................          12
        114,850     Cathay Life Insurance Co., Ltd. ...............         297
         96,000     China Development Corp. .......................         146
      1,325,850     China Steel Corp. .............................       1,077
            505     China Steel Corp. GDR .........................          10
        368,760     Chinatrust Commercial Bank ....................         318
        149,276     Compal Electronics, Inc. ......................         472
         96,500     Compeq Manufacturing Co., Ltd. ................         456
        141,600     CTCI Corp. ....................................         125
         50,000     Delta Electronics, Inc. .......................         187
        338,576     E. Sun Commercial Bank ........................         133
        271,840     Evergreen Marine Corp. ........................         260
        471,433     Far East Textile Ltd. .........................         670
        164,000     First Commercial Bank .........................         214
          9,720     Formosa Chemical & Fibre Corp. ................           9
        135,000     Formosa Plastics Corp. ........................         261
        250,288     Hon Hai Precision Industry ....................       1,640
        299,700     International Commercial Bank of China ........         293
        263,080     Nan Ya Plastics Corp. .........................         418
         72,544     President Chain Store Corp. ...................         206
         50,953     Quanta Computer, Inc. .........................         424
        343,710     Siliconware Precision Industries Co. ..........         574
        563,000     Taishin International Bank ....................         312
        761,035     Taiwan Semiconductor Manufacturing Co. ........       3,200
        707,350     United Micro Electronics Corp., Ltd. ..........       1,649
        255,160     United World Chinese Commercial Bank ..........         309
         93,000     Winbond Electronics Corp. .....................         163
        220,000     Yang Ming Marine Transport ....................         134
                                                                     -----------
                                                                         16,823
                                                                     -----------
   THAILAND (2.0%)
         30,400     Advanced Information Service PCL (Foreign) ....         347
         51,000     BEC World PCL (Foreign) .......................         276
         34,545     Delta Electronics (Thailand) PCL (Foreign) ....         307
        360,400     Golden Land Property Development PCL
                      (Foreign) ...................................         141
         74,266     Siam City Cement PCL (Foreign) ................         229
          1,100     Siam Cement PCL (Foreign) .....................          23
        155,200     Thai Farmers Bank PCL (Foreign) ...............         183
                                                                     -----------
                                                                          1,506
                                                                     -----------
TOTAL COMMON STOCKS (Cost $66,251) ................................      69,969
                                                                     -----------

    NO. OF
    RIGHTS
---------------

RIGHTS (0.4%)
   TAIWAN (0.0%)
         50,000     Acer Pheripherals, Inc., expiring 10/15/99 ....  $        4
        525,000     Taishin International Bank ....................          20
                                                                     -----------
                                                                             24
                                                                     -----------
   THAILAND (0.4%)
        547,200     Siam Commercial Bank PCL, expiring 5/10/02 ....         157
        155,200     Thai Farmers Bank PCL .........................         107
                                                                     -----------
                                                                            264
                                                                     -----------
TOTAL RIGHTS (Cost $19) ...........................................         288
                                                                     -----------

    NO. OF
   WARRANTS
---------------
WARRANTS (0.7%)
   HONG KONG (0.1%)
        471,000     Credit Lyonn, expiring 10/13/99 ...............          71
                                                                     -----------
   PHILIPPINES (0.1%)
        224,190     Jollibee FoodsCorp, expiring 3/24/03 ..........          95
                                                                     -----------
   SINGAPORE (0.5%)
        485,000     Deutsche Bank, expiring 3/28/02 ...............         348
                                                                     -----------
TOTAL WARRANTS (Cost $707) ........................................         514
                                                                     -----------


     FACE
    AMOUNT
     (000)
---------------
CONVERTIBLE BONDS (0.8%)
   SINGAPORE (0.8%)
$           350     Finlayson Global Corp., 0.00%, 2/19/04
                      (Cost $394) .................................         623
                                                                     -----------
TOTAL FOREIGN SECURITIES (95.5%) (Cost $67,371) ...................      71,394
                                                                     -----------
SHORT-TERM INVESTMENT (2.3%)
   REPURCHASE AGREEMENT (2.3%)
          1,669     Chase Securities, Inc., 5.05%, dated 9/30/99,
                      due 10/01/99, to be repurchased at $1,669,
                      collateralized by U.S. Treasury Bonds,
                      7.125%, due 2/15/23, valued at $1,683
                      (Cost $1,669) ...............................       1,669
                                                                     -----------
FOREIGN CURRENCY (2.5%)
HKD       6,486     Hong Kong Dollar ..............................         835
MYR         478     Malaysian Ringgit .............................         126
PHP       1,171     Philippine Peso ...............................          29
SGD          45     Singapore Dollar ..............................          26
KRW     146,769     South Korean Won ..............................         121
TWD      23,438     Taiwan Dollar .................................         738
THB       1,071     Thai Baht .....................................          26
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $1,900) ..............................       1,901
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (Cost $70,940) .........................  $   74,964
                                                                     -----------
OTHER ASSETS AND LIABILITIES (-0.3%)
   Other Assets ...................................................       2,408
   Liabilities ....................................................      (2,604)
                                                                     -----------
                                                                           (196)
                                                                     -----------
NET ASSETS (100%) .................................................  $   74,768
                                                                     -----------
                                                                     -----------

CLASS A:
--------
NET ASSETS ........................................................  $   72,857
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 6,832,236 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $    10.66
                                                                     -----------
                                                                     -----------

CLASS B:
--------
NET ASSETS ........................................................  $    1,911
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 180,742 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $    10.58
                                                                     -----------
                                                                     -----------

--------------------------------------------------------------------------------
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PCL -- Public Company Limited
Foreign -- Prior governmental approval for foreign investments may be required under certain circumstances.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)

-------------------------------------------------

                                 [CHART]

Australia                         (8.2%)
Hong Kong                        (44.5%)
Japan                            (19.3%)
Philippines                       (2.6%)
Singapore                        (15.7%)
Thailand                          (1.4%)
Other                             (8.3%)



PERFORMANCE COMPARED TO THE
GPR GENERAL REAL ESTATE SECURITIES INDEX - FAR EAST(1)
------------------------------------------------------

                                      TOTAL RETURNS(2)
                            ----------------------------------
                                                   AVERAGE
                                      ONE          ANNUAL
                             YTD      YEAR     SINCE INCEPTION
                            -----    ------    ---------------
PORTFOLIO -- CLASS A ....   13.00%   70.54%        -10.68%
PORTFOLIO -- CLASS B ....   12.81    70.05         -11.00
INDEX ..................    12.17    67.36         -18.44

1. The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. A company is considerd to be Asian if its shares trade on a recognized stock exchange in Asia or if it is organized under the laws of an Asian country and whose business is conducted principally in Asia.

For the nine months ended September 30, 1999, the Portfolio had a total return of 13.00% for Class A shares and 12.81% for Class B shares compared to 12.17% for the GPR General Real Estate Securities Index - Far East (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 70.54% for the Class A shares and 70.05% for the Class B shares compared to 67.36% for the Index. For the period since inception on October 1, 1997 through September 30, 1999, the Portfolio had an average annual total return of -10.68% for Class A shares and -11.00% for Class B shares compared to -18.44% for the Index.

For the three months ended September 30, 1999, the Portfolio had a total return of -12.85% for Class A shares and -12.96% for Class B shares compared to -10.13% for the Index. The Portfolio was affected by a sharp correction of real estate securities prices in the third quarter, in reaction to a reversal of U.S. interest rates and the shift toward higher interest rates in the future.

An eventful September quarter had resulted in Asian stock markets sustaining huge volatility. This clearly demonstrates that sentiment remains fragile with liquidity disappearing at the first sign of uncertainty. In addition to market fears of higher interest rates in the U.S., Asia has been hit by the political spat between Taiwan and China, unexpected strength of the yen, problems with debt restructuring plans by large Korean Chaebols, violence erupting in East Timor and a severe earthquake in central Taiwan.

On the economic front, Japan has for the most part surprised on the upside with another positive 0.3% GDP rise for the second quarter of 1999. Japan looks set to enter into a stable and moderate up-trend with the government pushing forward supply-side reforms. Key to the sustainability of recovery from here will be an upturn in corporate confidence and spending patterns.

Economic recovery in non-Japan Asia remains uneven. While the Hong Kong economy is slowly bottoming, the pace of recovery remains weak given slower growth in China. One positive sign is that the pace of contraction in retail sales has begun to ease and retail sales volume should return to positive territory soon. Singapore's nominal non-

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

oil domestic exports grew by a lower than expected 8.5% in August as a result of Western Digital Corp.; the third largest disk-drive manufacturer, relocating to a cheaper cost-base in Malaysia. However the island's manufacturing output remains robust, growing at 18.4% year-over-year in August, as demand for electronics components and chemicals boosted production. Korea is still showing robust growth with industrial production growing 33% in July, inventories remain low and exports are booming. In Taiwan, export growth averaged 11% year-over-year during the first two months of the third quarter of 1999. The earthquake may have serious implications for the economy in the short-term but, with Taiwan's robust fundamentals, a huge current account surplus, Foreign exchange reserves and a well-financed fiscal deficit, the authorities are well placed to limit the catastrophe. Meanwhile, Malaysia's export sector is benefiting hugely from the fixed currency peg and the low interest rates are positive for the real economy.

We expect the Asian recovery to gather momentum going forward. Pro-growth policies adopted by policy makers are well-supported by the region's strong balance of payments position, which should provide some insulation from external shocks. However, the Y2K issue is a near term risk for the less-prepared countries in Asia. Another concern is that government policies may remain too easy for too long and the reform momentum may wane as a result.

In Hong Kong, sluggish economic growth and high unemployment rates at around 6% continue to dampen interest in the real estate market. The number of apartments changing hands fell 3.4% year-over-year in August, 19% fewer than in July. This is partly due to fewer new project launches by property developers. However mass-market residential units, priced in the region of Hong Kong dollar 2 million per unit, continue to attract strong demand by home-purchasers. Activities picked up in the residential investment market, Singapore's Pidemco Land recently acquired a block of 40-story luxury apartments at the Hong Kong Parkview for Hong Kong dollar 900m (or Hong Kong dollar 9,000 per square foot), at a yield of approximately 5%. The office property supply overhang in Central Hong Kong is slowly clearing with more than 80% occupancy at One IFC Building and the Cheung Kong Centre. Grade A office yields have stabilized at around 6.5%. Secondary office locations such as Causeway Bay and Island East are beginning to register a marginal rise in leasing activities, albeit at very low monthly rates of Hong Kong dollar 10-15 per square foot. The strata office investment market continues to register strong interest from international buyers. Several floors at the Lippo Centre were sold to Lend Lease at Hong Kong dollar 6,300-6,500 per square foot during the third quarter of 1999.

In Singapore, the government surprised the market by announcing a larger-than-expected Year 2000 land sale program comprising 6,000 private leasehold residential units and 3,000 executive condominium units. This is expected to have a stabilizing effect on prices in the medium term. Meanwhile property developers are actively accumulating freehold residential land bank made available by owner's collective sales, driving up prime land values by 5-10% from the previous quarter. Prime office rentals continue to consolidate but at a slower rate. Average rents for prime Grade A office space eased 2.4% during the third quarter of 1999. Capital values of prime office space are still 45% below their peaks achieved in '96.

In Japan, housing starts rose 10.7% in August from the previous month as a result of the government-run Housing Loan Corporation offering a new round of cheap mortgages at 2.6%. In addition, the government has relaxed conditions for getting a loan and provided tax breaks to borrowers. Tokyo area property prices continue to fall in the June-quarter, though the pace of decline has slowed. Commercial land prices in the Tokyo area fell 2.6% while residential prices declined 1.5% during this period.

In an attempt to boost domestic consumption, China's central bank extended the repayment period on home mortgage loans to 30 years from 20 years to encourage more people to buy their own homes. The maximum mortgage interest rate was cut to 5.58% from 6.33%. In the office sector, vacancy rates in most major Chinese cities fell slightly in the second quarter of 1999 because of lower interest rates and asking rents.

Investors sold down Asian real estate securities in the third quarter of 1999 on the back of higher interest rates, poorer-quality half-yearly earnings from both Hong Kong and Singapore property developers and a shift toward investing in technology, telecommunications and internet-related stocks. With the key Asian property indices declining by more than 20% in the September quarter, well-managed and good quality property companies are again offering good value at attractive discounts to marked- to-market net asset values. Japanese real estate shares came off 5% in the month of September on concerns that the property sector could be dragged down further if economy recovery cannot be sustained on the Yen's recent strength. In Australia, the Listed Property Trusts
(LPTs) slightly underperformed on concerns over rising bond yields and the large amount of capital raising. We expect sentiment to improve going

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

forward on news that the LPTs can retain their tax free and tax deferred status.

We have kept Hong Kong at a slight overweight position and reduced our overweight in Singapore marginally, with a preference for residential developers. We believe that demand for residential housing will pick up in Hong Kong as the economy shows signs of sustainable recovery. In Singapore, the wealth effect created as a result of numerous "en-bloc" residential sales concluded in recent months will be translated into up-grader demand for higher-end residential units. Also the new round of mortgage wars among local banks will make home purchases even more affordable in these two cities. We continue to hold on to good quality companies, well-positioned to benefit from the anticipated pick up in demand. Australia remains an under-weight given the upward trend for bond yields. We have re-established our exposure to the office sector as lettings of new supply in Sydney and Melbourne are much better than market forecast in the past month. Also we remain largely invested in the retail trusts which continue to enjoy strong distribution on the back of robust retail sales and strong consumer spending. We have also made a deliberate effort to reduce our exposure in the Philippines and Thailand where Y2K preparedness is a bigger issue compared to the more developed countries in Asia.

Theodore R. Bigman
PORTFOLIO MANAGER

Timothy D. Jensen
PORTFOLIO MANAGER

October 1999
                                       25

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.7%)
   AUSTRALIA (8.2%)
         15,300     BT Office Trust ...............................  $       14
         28,300     Centro Properties Group .......................          50
         21,600     Westfield Holdings Ltd. .......................         123
         86,000     Westfield Trust ...............................         174
                                                                     -----------
                                                                            361
                                                                     -----------
   HONG KONG (44.5%)
        120,000     Amoy Properties Ltd. ..........................         109
         51,000     Cheung Kong Holdings Ltd. .....................         425
        135,000     China Resources Beijing Land ..................          21
         23,000     Henderson Land Development Co., Ltd. ..........         106
        274,100     HKR International Ltd. ........................         210
         85,000     Kerry Properties Ltd. .........................          90
         19,200     New World China Land Ltd. .....................          11
         91,000     New World Development Co., Ltd. ...............         200
         33,000     Shui On Construction ..........................          48
        228,700     Sino Land Co. .................................         112
         51,000     Sun Hung Kai Properties Ltd. ..................         389
         18,000     Swire Pacific Ltd., Class A ...................          85
         46,000     Wharf Holdings Ltd. ...........................         133
         19,000     Wheelock & Co., Ltd. ..........................          25
                                                                     -----------
                                                                          1,964
                                                                     -----------
   JAPAN (19.3%)
          8,000     Daibiru Corp. .................................          62
         42,000     Mitsubishi Estate Co., Ltd. ...................         425
         38,000     Mitsui Fudosan Co., Ltd. ......................         304
         16,000     Sumitomo Realty & Development Co., Ltd. .......          59
                                                                     -----------
                                                                            850
                                                                     -----------
   PHILIPPINES (2.6%)
        180,400     Ayala Land, Inc., Class B .....................          44
        207,000     Filinvest Land, Inc. ..........................          15
        325,000     SM Prime Holdings, Inc. .......................          55
                                                                     -----------
                                                                            114
                                                                     -----------
   SINGAPORE (15.7%)
        124,000     Allgreen Properties Ltd. ......................         106
         41,000     City Developments Ltd. ........................         209
        105,500     DBS Land Ltd. .................................         196
         41,000     First Capital Corp., Ltd. .....................          46
         28,000     Keppel Land Ltd. ..............................          35
         23,000     Marco Polo Developments Ltd. ..................          28
          8,000     Overseas Union Enterprise Ltd. ................          22
         58,000     United Industrial Corp., Ltd. .................          32
         26,000     Wing Tai Holdings Ltd. ........................          21
                                                                     -----------
                                                                            695
                                                                     -----------
   THAILAND (1.4%)
         68,600     MBK Properties and Development PCL ............  $       37
          5,700     Oriental Hotel (Thailand) PCL .................          26
                                                                     -----------
                                                                             63
                                                                     -----------
TOTAL COMMON STOCKS (Cost $3,544) .................................       4,047
                                                                     -----------

     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (6.9%)
   REPURCHASE AGREEMENT (6.9%)
$           305     Chase Securities, Inc. 5.05%, dated 9/30/99,
                      due 10/01/99, to be repurchased at $305,
                      collateralized by U.S. Treasury Bond, 8.125%,
                      due 8/15/19, valued at $308 (Cost $305) .....         305
                                                                     -----------
FOREIGN CURRENCY (2.8%)
HKD         509     Hong Kong Dollar ..............................          66
JPY       3,469     Japanese Yen ..................................          32
PHP          11     Philippines Peso ..............................          --
SGD          17     Singapore Dollar ..............................          10
TWD          29     Taiwan Dollar .................................           1
THB         600     Thai Baht .....................................          15
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $124) ................................         124
                                                                     -----------
TOTAL INVESTMENTS (101.4%) (Cost $3,973) ..........................       4,476
                                                                     -----------
OTHER ASSETS AND LIABILITIES (-1.4%)
   Other Assets ...................................................         420
   Liabilities ....................................................        (483)
                                                                     -----------
                                                                            (63)
                                                                     -----------
NET ASSETS (100%) .................................................  $    4,413
                                                                     -----------
                                                                     -----------

CLASS A:
--------
NET ASSETS ........................................................  $    3,162
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 431,232 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $     7.33
                                                                     -----------
                                                                     -----------

CLASS B:
--------
NET ASSETS ........................................................  $    1,251
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 169,898 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $     7.36
                                                                     -----------
                                                                     -----------

--------------------------------------------------------------------------------
PCL -- Public Company Limited

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------
                                 [CHART]
Argentina                         (0.7%)
Brazil                            (8.6%)
Chile                             (0.5%)
China                             (0.4%)
Czech Republic                    (0.7%)
Egypt                             (0.8%)
Greece                            (2.1%)
Hong Kong                         (1.1%)
Hungary                           (0.9%)
India                            (11.8%)
Indonesia                         (3.0%)
Israel                            (4.4%)
Malaysia                          (1.5%)
Mexico                           (11.0%)
Pakistan                          (0.5%)
Philippines                       (0.8%)
Poland                            (1.6%)
Russia                            (2.6%)
Singapore                         (0.2%)
South Africa                      (6.7%)
South Korea                      (15.1%)
Taiwan                           (14.6%)
Thailand                          (2.2%)
Turkey                            (6.1%)
Other                             (2.1%)



PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE INDEX AND THE IFC GLOBAL TOTAL RETURN
COMPOSITE INDEX(1)
--------------------------------------------------------------------------------

                                              TOTAL RETURNS(2)
                                   -------------------------------------
                                                      AVERAGE   AVERAGE
                                                      ANNUAL    ANNUAL
                                             ONE       FIVE      SINCE
                                    YTD      YEAR      YEARS   INCEPTION
                                   -----    ------    ------   ---------
PORTFOLIO -- CLASS A .........     32.25%   51.56%    -4.20%    7.31%
PORTFOLIO -- CLASS B .........     32.01    51.12       N/A     1.96
MSCI EMERGING MARKETS
  FREE INDEX -- CLASS A ......     32.66    56.52     -5.50     6.35
IFC GLOBAL TOTAL RETURN
  COMPOSITE INDEX --
  CLASS A ....................     32.83    54.71     -5.59     5.93
MSCI EMERGING MARKETS
  FREE INDEX -- CLASS B ......     32.66    56.52       N/A    -2.15
IFC GLOBAL TOTAL RETURN
  COMPOSITE INDEX --
  CLASS B ....................     32.83    54.71       N/A    -1.62

1. The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa (includes dividends). The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing in equity securities of emerging country issuers.

For the nine months ended September 30, 1999, the Portfolio had a total return of 32.25% for the Class A shares and 32.01% for the Class B shares compared to 32.66% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and 32.83% for the IFC Global Total Return Composite Index (the "IFC Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 51.56% for the Class A shares and 51.12% for the Class B shares compared to 56.52% for the MSCI Index and 54.71% for the IFC Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was -4.20% compared to -5.50% for the MSCI Index and -5.59% for the IFC Index. For the period since inception on September 25, 1992 through September 30, 1999, the average annual total return for Class A shares was 7.31% compared to 6.35% for the MSCI Index and 5.93% for the IFC Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return for Class B shares was 1.96% compared to -2.15% for the MSCI Index and -1.62% for the IFC Index.

For the third quarter ended September 30, 1999, the Portfolio had a total return of -5.54% for the Class A shares and -5.61% for the Class B shares compared to-5.15% for the MSCI Index and -3.95% for the IFC Index. Overall, stock selection added to performance while country allocation detracted from performance. Underperformance relative to the Index resulted primarily from our country selection, particularly our underweight position in Greece (+33.3%) and our overweight position in Indonesia (-35.1%). Poor stock selection in Greece and South Africa also detracted from performance. Strong stock selection contributed positively to performance, particularly in India, South Korea, Taiwan and Thailand.

The emerging markets evidenced great diversity in their performances during the third quarter. In general, the positive effects of rallying commodity prices, improving

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTRY OR
REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST
PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN
AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

economic fundamentals and strong corporate earnings were eclipsed by investor concerns regarding the direction of U.S. inflation and interest rates. Emerging markets faced great adversities during the quarter, including heightened political tensions (Indonesia), scandals (Indonesia and South Korea) and earthquakes (Greece, Turkey, Taiwan and Mexico).

The recent widening of risk premia in the emerging markets has been induced by numerous factors, including a global tightening in risk appetite, the rise in U.S. interest rates, the partial Ecuadorian Brady bond default and the violent turmoil in Indonesia. With the reversal of commodity price deflation, many emerging markets are experiencing improvements in their terms of trade. The external surpluses of the Asian economies help to isolate the region from the worst effects of a U.S. monetary tightening. Those countries with current account surpluses or whose current account deficits can be financed by Foreign Direct Investment will have greater flexibility and independence in structuring their economic policies.

The Latin American region declined 9.0% during the quarter. Political noise and investor skittishness over U.S. inflation and interest rates prevailed over support from improving commodity prices and economic fundamentals, and some robust corporate earnings. Ecuador's partial default set the precarious precedent that defaulting on external debt without an IMF bailout may become the way of the future. Yet the implications may be subdued as the major Latin countries are heavily dependent on foreign capital for their survival and have governments which act more responsibly regarding debt obligations. Within Latin America, we are modestly overweight Brazil. Brazil declined 8.8% during the third quarter, weighed down by the absence of political commitment to enact reforms intended to reduce the fiscal deficit. However, the Brazilian economy has shown great resilience since the currency devaluation at the beginning of the year, as evidenced by rather disciplined inflation and unemployment figures. We believe Brazilian assets are attractively valued and may be poised for a rebound given a decline in domestic interest rates and a cyclical recovery in earnings growth. We are focusing on the telecommunications and energy resources industries in Brazil, where good management and improving operating margins bode well for earnings growth.

Mexico (-13.7%) remains our favorite Latin American market due to promising economic fundamentals and corporate earnings growth potential coupled with attractive valuations. Our relatively neutral stance is based on political anxieties surrounding upcoming elections coupled with the predominance of investor concerns regarding U.S. inflation and interest rates over dynamic corporate earnings. We maintain overweight positions in the building materials and components and broadcasting and publishing industries, focusing on companies such as Cemex and Televisa, which we believe represent great earnings growth stories.

Asian equities declined 7.7% during the third quarter. Indonesia fell 35.1%, weighed down by political tensions and the emergence of the "Baligate" scandal, involving graft claims against three government agencies. Erupting violence in East Timor at the end of August exacerbated weakening market returns. We maintain our overweight position in Indonesia, as we find asset prices attractive and believe economic rationality will ultimately prevail in the tenuous political situation.

Taiwan (-7.7%) initially benefited during the third quarter from diminishing tensions with China and increased liquidity when MSCI declared on August 12 that it will increase Taiwan's market capitalization weighting from 50% to 100% in the MSCI Index next year. Equities were pulled down towards the end of the quarter when the most powerful earthquake to ever strike Taiwan hit on September
21. We expect the impact on Taiwanese electronic and semiconductor companies will be limited to the short-term, and we believe that Taiwan is well positioned to gain from the continuing cyclical upturn and trend in outsourcing various computer components. During the quarter we added to our overweight position in Taiwan, increasing exposure to transportation-shipping and the electronic components and instruments industries.

South Korean equities fell 9.6% during the third quarter, as investor sentiment was dampened by U.S. interest rate anxieties and continued uncertainty and ambiguity regarding the restructuring plans for CHAEBOL Daewoo corporation. We maintain our overweight position in South Korea but trimmed some of our exposure to the South Korean banking industry, based on concerns regarding how the Daewoo group's restructuring may affect the solvency and loan portfolios of creditor banks. We also selectively trimmed significant overweights in stocks such as Samsung Electronics and Korea Telecom.

India was the star performer of the Asian region during the quarter, gaining 21.2%. Investors were fixated on the upcoming presidential elections in October, anticipating the likely formation of a stable, majority-led government. Such an election outcome would help accelerate the reform process and privatizations. Continued lower inflation and signs of an industrial turnaround indicate the Indian economy is on the mend. We have added to our overweight

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

position in India, as we are compelled by evidence of corporate restructuring and increasing management focus on return on equity. During the quarter we trimmed some significant overweight positions, such as Infosys and Satyam, to take advantage of price appreciation and to fund other purchases. We believe technology, cyclical and cement companies will continue to perform well.

The Emerging Europe and the Middle East region led the emerging markets during the third quarter, gaining 6.7%. The markets in this region posted mixed returns. Greece (+33.3%), Turkey (+7.9%) and Czech Republic (+7.4%) performed well, while the equities markets in Russia (-31.4%) and Poland (-21.2%) lagged the region. Despite the rally in oil prices, Russia was weighed down by political instability, including upcoming Duma (Russia's lower house of parliament) elections, terrorist bombings in Moscow and the war with Chechnya. Polish equities were pressured by Poland's large current account deficit and the announcement that further privatization of TPSA, Poland's telephone service provider, would be delayed until next year. We maintain modest overweight positions in both Russia and Poland, concentrating on those holdings that are attractively valued and that we believe are poised for earnings growth over the longer-term.

Turkey had notably strong performance in light of the devastating earthquake on August 17 that killed nearly fifteen thousand people and destroyed residential buildings and commercial and industrial facilities. The Istanbul Stock Exchange was closed until August 26 as companies attempted to assess damage. Stock prices stabilized soon after the market reopened, and promises of international aid including U.S. $330 million from the IMF should help allay the earthquake's financial ramifications. The passage of two key reform bills (social security and international arbitration) by the Turkish parliament in mid-August, that were requisite for receiving new IMF loans, buoyed investor sentiment. We are encouraged by these recent reforms that should foster a structural decline in inflation and future interest rate reductions. We maintain an overweight position in Turkey and took advantage of depressed valuations to add to our holdings.

Greece was the star performer of the Eastern Europe and Middle East region, as the Greek equities market was fueled by tremendous liquidity and bank consolidations. During the quarter, we reduced our positions in Greece, as we believe Greek equities are expensively valued.

We added to our positions in Israel (-9.6%) during the quarter, and are now modestly overweight. Positive sentiment in Israel may be reinforced by perceptions of a strong coalition government and progress on the Wye peace agreement, privatizations and rationalizations. However, the limited scope for monetary easing and a widening current account deficit temper enthusiasm for the market. Our purchases in Israel during the quarter were focused within the electrical and electronics, electronic components and instruments, and telecommunications industries. We purchased technology companies including ECI Telecom and DSP Group, based on attractive valuations coupled with improved operating outlooks.

South African equities declined 3.0% during the quarter, in sympathy with emerging markets in general. However, performance across industries was uneven, as commodity stocks gained more than 20% while financials and industrials fell over 12%. Interest rates continued to fall during the quarter, with the prime lending rate dropping from 18% to 15.5%. Stronger commodity prices and foreign exchange inflows from the listing of South African companies in London helped the Rand remain relatively strong. We remain underweight South Africa, yet we increased holdings in some commodity stocks during the quarter, including Billiton and Amplats, which mine aluminum and platinum, respectively. We reduced holdings in insurance companies, finding more attractive opportunities elsewhere, including stocks in South Africa's information technology sector.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.6%)
   ARGENTINA (0.7%)
              6     Acindar, Class B ..............................  $       --
        250,888     Telecom Argentina ADR .........................       6,695
                                                                     -----------
                                                                          6,695
                                                                     -----------
   BRAZIL (8.6%)
    295,998,880     Banco Nacional (Preferred) ....................           8
      5,229,313     Brahma (Preferred) ............................       3,132
     14,276,976     Celular CRT ...................................       1,562
     33,876,493     Celular CRT (Preferred) .......................       3,705
    112,106,166     CEMIG (Preferred) .............................       1,722
        155,540     CEMIG ADR (Preferred) .........................       2,372
     (e)103,238     CEMIG ADR (Preferred) .........................       1,574
        245,678     CIA Vale do Rio Doce,
                    Class A (Preferred) ...........................       5,182
     12,714,900     Coteminas .....................................         464
      (e)98,865     Coteminas ADR .................................         180
     32,379,893     CRT (Preferred) ...............................       7,269
        293,889     CVRD ADR (Preferred) ..........................       6,208
     72,446,810     Embratel (Preferred) ..........................         830
         54,552     Embratel ADR ..................................         624
    119,019,000     Lojas Arapua (Preferred) ......................          --
     (e)120,830     Lojas Arapua GDR (Preferred) ..................          --
     39,236,000     Pao de Acucar (Preferred) .....................         787
         26,429     Pao de Acucar ADR .............................         524
     48,752,387     Petrobras (Preferred) .........................       7,414
         42,860     Petrobras ADR (Preferred) .....................         661
         42,912     Tele Celular Sul ..............................         813
    418,534,410     Tele Celular Sul (Preferred) ..................         796
         42,211     Tele Centro Sul ...............................       2,343
    336,151,110     Tele Centro Sul (Preferred) ...................       3,747
          8,975     Tele Nordeste Celular .........................         204
    253,287,610     Tele Nordeste Celular (Preferred) .............         305
        185,983     Tele Norte Leste ADR ..........................       2,883
    133,610,610     Tele Norte Leste (Preferred) ..................       2,129
         87,599     Tele Sudeste Celular ..........................       1,883
    397,511,250     Tele Sudeste Celular (Preferred) ..............       1,747
         10,662     Telebras ADR (Preferred) ......................         799
         13,140     Telemig Celular ...............................         388
    466,131,316     Telemig Celular (Preferred) ...................         682
     20,876,000     Telerj Celular, Class B .......................         397
     56,665,610     Telesp (Preferred) ............................         877
         74,155     Telesp ADR ....................................       1,168
        147,838     Telesp Celular ................................       3,862
    265,118,410     Telesp Celular (Preferred) ....................       2,693
     36,519,601     Telesp Celular, Class B .......................       1,940
        530,323     Unibanco GDR (Preferred) ......................       9,380
        318,900     Usiminas (Preferred) ..........................       1,046
         62,535     Usinas Siderurgicas de Minas
                    Gerais S.A. ...................................         210
                                                                     -----------
                                                                         84,510
                                                                     -----------
   CHILE (0.5%)
         71,202     CCU ADR .......................................       1,638
         83,300     Endesa ADR ....................................       1,083
        112,780     Enersis ADR ...................................       2,354
         44,223     Santa Isabel ADR ..............................  $      337
                                                                     -----------
                                                                          5,412
                                                                     -----------
   CHINA (0.4%)
         21,000     China.com Corp., Class A ......................       1,365
        102,036     Yanzhou Coal Mining Co., Ltd. ADR .............       1,932
      3,795,300     Zhenhai Refining & Chemical Co.,
                      Ltd., Class H ...............................         889
                                                                     -----------
                                                                          4,186
                                                                     -----------
   CZECH REPUBLIC (0.7%)
         90,290     SPT Telecom a.s. ..............................       1,365
        330,379     SPT Telecom a.s. GDR ..........................       5,026
                                                                     -----------
                                                                          6,391
                                                                     -----------
   EGYPT (0.8%)
         57,869     Al-Ahram Beverages Co. GDR ....................       1,729
            333     Commercial International Bank .................           3
         46,045     Eastern Tobacco ...............................       1,065
         22,500     Egypt Gas Co. .................................         841
        148,006     Egyptian Co. for Mobil Services ...............       3,468
            450     Egyptian Finance & Industrial .................           4
             25     Helwan Cement .................................          --
         37,981     Industrial & Engineering ......................         334
                                                                     -----------
                                                                          7,444
                                                                     -----------
   GREECE (2.1%)
        484,203     Hellenic Telecommunication
                      Organization (OTE) ..........................      11,289
        851,288     Hellenic Telecommunication
                      Organization (OTE) ADR ......................       9,524
                                                                     -----------
                                                                         20,813
                                                                     -----------
   HONG KONG (1.1%)
        772,000     China Telecom Ltd. ............................       2,380
      6,796,300     Great Wall Technology Co. Ltd. ................       4,375
        527,000     Guangdong Kelon Electrical
                      Holdings Co. Ltd. ...........................         529
      1,138,000     Legend Holdings Ltd. ..........................       1,084
        920,000     Yue Yuen Industrial Holdings ..................       2,310
                                                                     -----------
                                                                         10,678
                                                                     -----------
   HUNGARY (0.9%)
        181,713     Magyar Tavkozlesi Rt. .........................         996
        194,999     Matav Rt. ADR .................................       5,314
         50,035     OTP Bank Rt. ..................................       2,212
                                                                     -----------
                                                                          8,522
                                                                     -----------
   INDIA (11.8%)
          5,650     Apollo Tyres Ltd. .............................          30
          4,330     Associated Cement Cos., Ltd. ..................          21
      1,239,800     Bharat Heavy Electricals Ltd. .................       7,767
        913,800     Container Corp. of India Ltd. .................       6,501
         46,907     Dabur India Ltd. ..............................       1,247
            380     Digital Equipment (India) Ltd. ................           6
          1,900     Federal Bank Ltd. .............................           2
        166,200     Gujarat Ambuja Cements Ltd. ...................       1,880
            500     HCL Infosystems Ltd. ..........................           6
        374,323     Hero Honda Motors Ltd. ........................      10,910
        129,300     Hindustan Lever Ltd. ..........................       7,599

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   INDIA (CONT.)
        280,000     Housing Development Finance
                    Corp., Ltd. ...................................  $    1,844
         60,220     Housing Development Finance
                    Corp., Ltd. ...................................         397
        170,800     Infosys Technology Ltd. .......................      27,983
        231,243     ITC Ltd. ......................................       4,362
        367,247     Larsen & Toubro Ltd. ..........................       3,085
              5     Madras Cements Ltd. ...........................           1
         20,000     Mahanagar Telephone Nigam Ltd. ................          84
  (g)25,663,200     Morgan Stanley India Growth Fund ..............       5,978
         34,281     MRF Ltd., Class B .............................       1,790
         87,250     NIIT Ltd. .....................................       5,657
        231,000     Reliance Industries Ltd. ......................       1,254
        700,000     Saurashtra Cement & Chemicals Ltd. ............       1,490
        229,600     Saytam Computer Services Ltd. .................       5,936
         45,000     Sri Venkatesa Mills Ltd. ......................          12
            300     State Bank of India ...........................           1
          2,608     Sudarshan Chemical Industries Ltd. ............           5
        376,950     Tata Engineering & Locomotive
                    Co., Ltd. .....................................       2,336
        355,250     Tata Engineering & Locomotive
                    Co., Ltd. .....................................       2,201
        165,400     Tata Tea Ltd. .................................       2,296
         70,900     Videsh Sanchar Nigam Ltd. GDR .................         886
        127,000     Zee Telefilms Ltd. ............................      13,031
                                                                     -----------
                                                                        116,598
                                                                     -----------
   INDONESIA (3.0%)
        908,045     Asia Pulp & Paper Co. Ltd. ADR ................       5,335
      4,242,641     Gudang Garam ..................................       8,597
      4,990,555     Indah Kiat Pulp & Paper Corp.
                    (Foreign) .....................................       1,786
      2,788,500     Indofood Sukses Makmur Tbk ....................       2,658
      2,139,600     Semen Gresik ..................................       3,422
      1,115,674     Telekomunikasi Indonesia ADR ..................       7,740
                                                                     -----------
                                                                         29,538
                                                                     -----------
   ISRAEL (4.4%)
        151,800     Amdocs Ltd. ...................................       3,188
        727,500     Bank Hapoalim Ltd. (Registered) ...............       1,789
      1,134,000     Bank Leumi Le-Israel ..........................       1,974
         51,250     Check Point Software Technologies .............       4,327
         45,525     Converse Technology, Inc. .....................       4,294
         44,440     DSP Communications, Inc. ......................         844
         52,210     DSP Group, Inc. ...............................       2,082
        299,724     ECI Telecommunications Ltd. ...................       7,400
         75,776     Galileo Technology Ltd. .......................       1,894
        189,117     Gilat Satellite Networks Ltd. .................      10,141
         19,535     NICE-Systems Ltd. .............................         509
         59,666     NICE-Systems Ltd. ADR .........................       1,536
         49,759     Orbotech Ltd. .................................       3,079
                                                                     -----------
                                                                         43,057
                                                                     -----------
   MALAYSIA (1.5%)
        555,000     Commerce Asset Holdings Bhd ...................         986
      1,004,000     Malayan Banking Bhd ...........................       3,118
        531,000     Nestle (Malaysia) Bhd .........................       1,858
      3,373,000     Public Bank Bhd. ..............................     $ 2,752
        344,000     Rothmans of Pall Mall (Malaysia) Bhd ..........       2,100
        808,000     Sime Darby Bhd ................................         935
      1,126,000     Telekom Malaysia Bhd ..........................       2,919
                                                                     -----------
                                                                         14,668
                                                                     -----------
   MEXICO (10.0%)
        349,359     Alfa, Class A .................................       1,457
      1,638,642     Banacci, Class B ..............................       2,948
        966,103     Banacci, Class L ..............................       1,447
     (e)277,930     Bancomer, Class B .............................       1,251
      6,470,353     Bancomer, Class C ADR .........................       1,453
        601,409     Carso, Class A1 ...............................       2,509
      1,179,729     Cemex CPO .....................................       5,679
        613,667     Cemex CPO ADR .................................      14,805
        989,236     Cifra, Class C ................................       1,526
         37,357     Cifra, Class V ................................          59
        126,562     Cifra, Class V ADR ............................       1,991
        209,088     Fomento Economico Mexicano ADR ................       6,547
      1,113,277     Kimberly-Clark, Class A .......................       3,930
        566,319     Televisa CPO GDR ..............................      22,617
        427,697     Telmex, Class L ADR ...........................      30,473
                                                                     -----------
                                                                         98,692
                                                                     -----------
   PAKISTAN (0.5%)
             31     Crescent Textile Mills Ltd. ...................          --
         10,000     Fauji Fertilizer Co., Ltd. ....................           9
        892,198     Pakistan State Oil Co., Ltd. ..................       2,245
      7,277,000     Pakistan Telecommunications Corp.,
                      Class A .....................................       2,873
                                                                     -----------
                                                                          5,127
                                                                     -----------
   PERU (0.0%)
             52     Cementos Lima .................................          --
                                                                     -----------
   PHILIPPINES (0.8%)
        783,980     Manila Electric Co., Class B ..................       2,262
      2,337,101     San Miguel Corp., Class B .....................       3,543
     12,201,900     SM Prime Holdings, Inc. .......................       2,058
                                                                     -----------
                                                                          7,863
                                                                     -----------
   POLAND (1.6%)
          1,800     BIG Bank Gdanski ..............................           4
         33,400     Eastbridge N.V. ...............................       2,245
        245,871     Elektrim ......................................       2,279
         43,913     Powszechny Bank Kredytowy .....................         739
          7,672     Powszechny Bank Kredytowy, Class C ............         125
        111,002     Prokom Software GDR ...........................       1,063
      1,825,630     Telekomunikacja Polska GDR ....................       8,991
        143,863     Wielkopolski Bank Kredytowy ...................         758
                                                                     -----------
                                                                         16,204
                                                                     -----------
   RUSSIA (2.5%)
        592,359     Alliance Cellulose Ltd. .......................         942
        231,561     Lukoil Holding ADR ............................       6,310
        100,000     Lukoil Holding Sponsored ADR ..................         515
     66,270,018     Mustcom .......................................       8,880
        317,851     Russian Telecom Development Corp. .............         757
            990     Storyfirst Communications, Inc.,
                    Class C .......................................         247

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   RUSSIA (cont.)
          2,640     Storyfirst Communications, Inc.,
                      Class D .....................................  $      660
          3,250     Storyfirst Communications, Inc.,
                      Class E .....................................         812
          1,331     Storyfirst Communications, Inc.,
                      Class F .....................................         665
        784,326     Surgutneftgaz ADR .............................       5,245
                                                                     -----------
                                                                         25,033
                                                                     -----------
   SINGAPORE (0.2%)
        243,000     Natsteel Electronics Ltd. .....................         908
        115,000     Venture Manufacturing (Singapore) Ltd. ........       1,001
                                                                     -----------
                                                                          1,909
                                                                     -----------
   SOUTH AFRICA (6.7%)
      1,108,745     Amalgamated Banks of South Africa .............       4,341
        129,430     Anglo American Corp. ..........................       3,433
             31     Anglo American plc ............................           2
         19,150     AngloGold Ltd. ................................       1,206
      1,316,360     Bidvest Group Ltd. ............................       8,772
        541,200     Billiton plc ..................................       2,267
      1,000,400     Billiton plc ..................................       4,150
      7,141,977     BOE Ltd. ......................................       4,045
        359,970     De Beers Centenary AG .........................       9,895
         48,070     De Beers Consolidated Mines ADR ...............       1,298
        263,710     Dimension Data Holdings Ltd. ..................       1,048
        521,750     Ellerine Holdings Ltd. ........................       2,030
      4,917,730     FirstRand Ltd. ................................       4,997
        247,687     Nedcor Ltd. ...................................       4,853
      3,400,970     New Africa Investments Ltd., Class N ..........       1,360
        161,030     Persetel Holdings Ltd. ........................       1,080
        425,250     Rembrandt Group Ltd. ..........................       3,241
        168,400     Sasol Ltd. ....................................       1,296
        661,750     South African Breweries Ltd. ..................       5,654
      1,330,854     The Education Investment Corp., Ltd. ..........         783
                                                                     -----------
                                                                         65,751
                                                                     -----------
   SOUTH KOREA (15.1%)
        198,029     Daewoo Securities Co. .........................       2,922
        626,620     Good Morning Securities Co., Ltd. .............       3,606
        211,730     Hana Bank .....................................       1,568
         81,180     Hankuk Glass Industry Co., Ltd. ...............       1,555
        852,100     Hanvit Bank ...................................       3,187
        339,750     Hanvit Bank GDR ...............................       2,463
        120,410     Housing & Commercial Bank .....................       2,326
        346,760     Kookmin Bank ..................................       4,347
        788,926     Korea Electric Power Corp. ADR ................      12,672
         95,170     Korea Telecom Corp. ...........................       5,875
        399,790     Korea Telecom Corp. ADR .......................      14,792
        104,730     L.G. Chemical Ltd. ............................       3,039
        151,160     L.G. Securities ...............................       5,070
         59,253     Pohang Iron & Steel Co., Ltd. .................       6,793
         28,200     Pohang Iron & Steel Company Ltd. ADR ..........         883
         28,799     Samsung Electro-Mechanics Co. .................       1,468
        390,503     Samsung Electronics Co. .......................      63,238
          2,444     SK Telecom Co., Ltd. ..........................       2,260
        228,035     SK Telecom Co., Ltd. ADR ......................  $    2,352
        118,314     Trigem Computer Inc. ..........................       8,121
                                                                     -----------
                                                                        148,537
                                                                     -----------
   TAIWAN (14.6%)
        110,000     Acer Peripherals GDR ..........................       1,998
        632,000     Acer Peripherals, Inc. ........................       1,553
      1,836,050     Acer, Inc. ....................................       3,325
      1,660,472     Advanced Semiconductor
                      Engineering, Inc. ...........................       4,733
         36,300     ASE Test Ltd. .................................         880
      1,472,345     Asustek Computer, Inc. ........................      14,654
        143,944     Bank Sinopac ..................................          76
        811,900     Cathay Life Insurance Co., Ltd. ...............       2,097
      1,347,200     China Development Corp. .......................       2,045
      7,104,900     China Steel Corp. .............................       5,773
      3,120,200     Chinatrust Commercial Bank ....................       2,693
      1,287,636     Compal Electronics, Inc. ......................       4,076
      1,133,000     Compeq Manufacturing Co., Ltd. ................       5,353
        346,078     E Sun Commercial Bank .........................         136
      2,066,000     Evergreen Marine ..............................       1,978
      5,053,510     Far East Textile Ltd. .........................       7,178
        966,000     First Commercial Bank .........................       1,263
      1,354,130     Formosa Plastics Corp. ........................       2,623
      2,017,000     Hon Hai Precision Industry ....................      13,214
      3,056,700     International Commercial Bank
                      of China ....................................       2,984
      1,840,120     Nan Ya Plastics Corp. .........................       2,927
        644,660     President Chain Store Corp. ...................       1,827
        232,579     Quanta Computer, Inc. .........................       1,934
        148,000     Ritek Incorporation ...........................         993
              1     Shinkong Synthetic Fiber ......................          --
        499,000     Silicon Integrated Systems Corp ...............       1,807
      3,201,240     Siliconware Precision Industries Co. ..........       5,344
      2,830,680     Taishin International Bank ....................       1,569
      7,834,220     Taiwan Semiconductor Manufacturing
                      Co. ADR .....................................      32,941
      6,470,000     United Micro Electronics Corp., Ltd. ..........      15,080
         84,840     United World Chinese Commercial
                      Bank ........................................         103
        561,000     Winbond Electronics Corp. .....................         981
                                                                     -----------
                                                                        144,138
                                                                     -----------
   THAILAND (1.9%)
        406,350     Advanced Information Services
                      PCL (Foreign) ...............................       4,644
        501,500     BEC World PCL (Foreign) .......................       2,718
        447,777     Delta Electronics (Thailand)
                      PCL (Foreign) ...............................       3,980
        438,000     Shinawatra Computer Co.
                      PCL (Foreign) ...............................       1,807
      1,185,066     Siam Cement PCL (Foreign) .....................       3,646
        235,700     Siam Commercial Bank PCL ......................         194
        618,300     Siam Commercial Bank PCL
                      (Preferred) .................................         555
        796,400     Thai Farmers Bank PCL (Foreign) ...............         938
                                                                     -----------
                                                                         18,482
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   TURKEY (6.1%)
        109,635     Akbank T.A.S ..................................  $      328
    289,393,000     Akbank T.A.S. .................................       4,328
    522,416,000     Dogan Sirketler Grubu Holding .................       7,473
    241,527,000     Dogan Yayin Holdings ..........................         969
     93,729,300     Ege Biracilik .................................       3,047
     15,522,932     Erciyas Biracilik .............................         343
    173,581,000     Eregli Demir Celik ............................       3,950
    818,001,200     Garanti Bankasi A.S. ..........................       5,939
    194,126,000     Haci Omer Sabanci Holding A.S. ................       5,049
     19,621,000     Koc Holding A.S. ..............................       1,892
      4,427,000     Migros (Registered) ...........................       1,919
     36,340,000     Tupras-Turkiye Petrol Rafinerileri A.S. .......       2,324
    366,420,200     Turkiye Is Bankasi, Class C ...................       6,750
     28,092,601     Vestel Elektronik Sanayi Ve Ticaret A.S. ......       3,410
    867,348,063     Yapi Ve Kredi Bankasi A.S. ....................      11,843
                                                                     -----------
                                                                         59,564
                                                                     -----------
   OTHER (0.1%)
     (g)100,130     MSDW Africa Investment Fund ...................         939
                                                                     -----------
TOTAL COMMON STOCKS (Cost $962,398) ...............................     950,751
                                                                     -----------
PREFERRED STOCKS (0.0%)
   COLOMBIA (0.0%)
        103,207     Bancolombia (Cost $616) .......................         110
                                                                     -----------
     NO. OF
     RIGHTS
---------------
RIGHTS (0.1%)
   BRAZIL (0.0%)
     21,857,937     Tele Centro Oeste .............................          25
                                                                     -----------
   INDIA (0.0%)
          1,082     Associated Cement Cos., Ltd. ..................           1
                                                                     -----------
   TAIWAN (0.0%)
        711,000     Acer Peripherals ..............................          54
      4,139,000     Taishin International Bank ....................         163
                                                                     -----------
                                                                            217
                                                                     -----------
   THAILAND (0.1%)
        744,500     Thai Farmers Bank Ltd. ........................         514
                                                                     -----------
TOTAL RIGHTS (Cost $945) ..........................................         757
                                                                     -----------
      NO. OF
     WARRANTS
---------------
WARRANTS (0.2%)
   THAILAND (0.2%)
      7,007,633     Siam Commercial Bank PCL
                      (Foreign) (Cost $0) .........................       1,973
                                                                     -----------
      NO. OF
      UNITS
---------------
UNITS (1.1%)
   MEXICO (1.0%)
      3,108,113     Fomento Economico Mexican
                      S.A. (Femsa) ................................       9,659
                                                                     -----------
      NO. OF                                                            VALUE
      UNITS                                                             (000)
--------------------------------------------------------------------------------
   RUSSIA (0.1%)
          1,637     Storyfirst Communications, Inc., First
                      Section, Tranche I, 25.00% ..................  $      409
             96     Storyfirst Communications, Inc.,
                      Second Section, Tranche I, 25.00% ...........          24
            421     Storyfirst Communications, Inc.,
                      Tranche II, 26.00% ..........................         105
            562     Storyfirst Communications, Inc.,
                      Tranche IV, 28.00% ..........................         140
            654     Storyfirst Communications, Inc.,
                      Tranche V, 29.00% ...........................         163
            550     Storyfirst Communications Inc.,
                      Tranche VI, 30.00% ..........................         138
                                                                     -----------
                                                                            979
                                                                     -----------
TOTAL UNITS (Cost $10,912) ........................................      10,638
                                                                     -----------
      FACE
     AMOUNT
      (000)
---------------
CONVERTIBLE DEBENTURES (0.0%)
   INDIA (0.0%)
INR         336     DCM Shriram Industries Ltd.,
                      7.50%, 2/21/02 (Cost $473) ..................         177
                                                                     -----------
NON-CONVERTIBLE DEBENTURES (0.0%)
   INDIA (0.0%)
            341     DCM Shriram Industries Ltd., (Floating
                      Rate), 9.90%, 2/2/1/02 (Cost $633) ..........         238
                                                                     -----------
TOTAL FOREIGN SECURITIES (98.0%) (Cost $975,977) ..................     964,644
                                                                     -----------
SHORT-TERM INVESTMENT (1.6%)
   REPURCHASE AGREEMENT (1.6%)
U.S.$    15,180     Chase Securities, Inc. 5.05%,
                      dated 9/30/99, due 10/01/99,
                      to be repurchased at $15,182,
                      collateralized by U.S. Treasury
                      Bonds, 6.625%, due 2/15/27,
                      valued at $15,306 (Cost $15,180) ............      15,180
                                                                     -----------
FOREIGN CURRENCY (1.3%)
BRL         626     Brazilian Real ................................         326
COP           5     Colombian Peso ................................          --
EGP       1,002     Egyptian Pound ................................         294
GRD     354,140     Greek Drachma .................................       1,147
HKD       1,236     Hong Kong Dollar ..............................         159
HGF      82,012     Hungarian Forint ..............................         339
INR     238,181     Indian Rupee ..................................       5,466
IDR   1,686,053     Indonesian Rupiah .............................         203
MXP       9,087     Mexican Peso ..................................         972
PKR      11,920     Pakistani Rupee ...............................         223
PLZ           1     Poland Zloty ..................................          --
ZAR      12,788     South African Rand ............................       2,130
KRW         676     South Korean Won ..............................           1
LKR           2     Sri Lankan Rupee ..............................          --
TWD      45,515     Taiwan Dollar .................................       1,433
THB      16,011     Thai Baht .....................................         391
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $13,074) .............................      13,084
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (Cost $1,004,231) ......................    $992,908
                                                                     -----------
OTHER ASSETS AND LIABILITIES (-0.9%)
   Other Assets ...................................................      42,667
   Liabilities ....................................................     (51,447)
                                                                     -----------
                                                                         (8,780)
                                                                     -----------
NET ASSETS (100%) .................................................    $984,128
                                                                     -----------
                                                                     -----------
CLASS A:
--------
NET ASSETS ........................................................  $  974,100
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 77,126,584 outstanding $0.001 par
   value shares (authorized 500,000,000 shares) ...................  $    12.63
                                                                     -----------
                                                                     -----------
CLASS B:
--------
NET ASSETS ........................................................  $   10,028
   NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 794,588 outstanding $0.001 par
   value shares (authorized 500,000,000 shares) ...................  $    12.62
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------

(e)     -- 144A Security - certain conditions for public resale may exist.
(g)     -- The fund is advised by an affiliate.
ADR     -- American Depositary Receipt
CPO     -- Certificate of Participation
GDR     -- Global Depositary Receipt
PCL     -- Public Company Limited
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 1999.
Foreign -- Prior governmental approval for foreign investments may be required under certain circumstances.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Belgium                           (0.5%)
Denmark                           (0.8%)
Finland                           (2.9%)
France                           (15.9%)
Germany                          (10.7%)
Ireland                           (1.4%)
Italy                             (5.3%)
Netherlands                       (6.6%)
Portugal                          (2.3%)
Spain                             (5.1%)
Sweden                            (5.5%)
Switzerland                      (12.3%)
United Kingdom                   (29.7%)
Other                             (1.0%)


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
------------------------------------------

                                      TOTAL RETURNS(2)
                           -------------------------------------
                                              AVERAGE   AVERAGE
                                              ANNUAL    ANNUAL
                                     ONE       FIVE      SINCE
                             YTD     YEAR      YEAR    INCEPTION
                           ------   ------    -------  ---------
PORTFOLIO -- CLASS A ...    0.91%   10.95%     11.54%    15.28%
PORTFOLIO -- CLASS B ...    0.71    10.69       N/A      12.29
INDEX -- CLASS A .......   -1.27    17.21      18.48     17.47
INDEX -- CLASS B ......    -1.27    17.21       N/A      18.54

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR
INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL.


The investment objective of the European Equity Portfolio is to seek long-term capital appreciation through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the nine months ended September 30, 1999, the Portfolio had a total return of 0.91% for the Class A shares and 0.71% for the Class B shares compared to -1.27% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 10.95% for the Class A shares and 10.69% for the Class B shares compared to 17.21% for the Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 11.54% compared to 18.48% for the Index. For the period since inception on April 2, 1993 through September 30, 1999, the average annual total return for Class A shares was 15.28% compared to 17.47% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return for Class B shares was 12.29% compared to 18.54% for the Index.

For the three months ended September 30, 1999, the Portfolio had a total return of 2.14% for the Class A shares and 2.08% for the Class B shares compared to 1.17% for the Index. Improving European economic growth coupled with rising merger and acquisition activity helped continue the trend this year in performance favoring small and mid cap companies. In the year-to-date, European mega cap companies (those over $20 billion market cap) have declined 2.7% versus a rise of 6% for the small and mid cap segment (those companies below $2 billion in market cap).

Our overweight to small and mid caps (23% weight versus 10% in the Index) was a key contributor to our strong relative performance in the third quarter and year-to-date.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

Performance benefited from strong stock selection in consumer goods and capital equipment. Schneider (France, +30%), one the world's largest makers of industrial control equipment, saw first half profits exceed forecasts as efforts to cut costs paid off. Autoliv (Sweden, +24%), worldwide leader in automotive safety systems, witnessed growth in sales of their side-impact airbags. Michelin (France, +15%) rose following announcement of a radical restructuring program.

Selected consumer defensives added performance as Reckitt & Colman, (U.K., +19%) with Benckiser (Netherlands, +17%) to create one of the largest players in the household cleaning market. Benckiser brings strong management to the combination as Reckitt had been without a CEO for the last year. The deal makes good strategic sense, as the two companies' products are complementary. Richemont (Switzerland, +5%) and Nestle (Switzerland, +4.3%), both large holdings, showed their defensive qualities by rising in a difficult market.

Elf Aquitaine (France, +19%) was bid for in the quarter by Franco- Belgian oil company Total Fina. Swedish bank Svenska Handelsbanken (+16%) rose in line with an improving economic outlook in Sweden.

On the negative side our underweight and poor stock selection in telecommunications was an important detractor in the third quarter. Telecom Italia (-15%) weakened following news that shares in its mobile subsidiary would be transferred to Olivetti's acquisition vehicle, Tecnost to decrease leverage. Although legal, this maneuver has been criticized for its poor treatment of minority shareholders. Swisscom (-17%) and British Telecom (-8%) were also weak with the latter impacted by fears of rising U.K. interest rates. Retailer Great Universal Stores (U.K., -30%) fell on deteriorating fundamentals in its catalogue business which accounts for only 20% of profit. We see value in the shares and believe management can transform the business.

In the third quarter, European equities outperformed the world by 3% and the U.S. equity market by 9%, thanks in part to a firmer Euro against the dollar. The European economic recovery began to gather steam in the quarter. Business surveys are upbeat, the OECD leading economic indicator for Europe has turned positive, domestic demand remains robust and, above all, monetary policy in the Euro-zone remains highly stimulative with the yield curve the most positively sloped in three years.

This economic revival, however, has not been enjoyed evenly across Europe. Germany still lags the strong economy in France and remains the most susceptible to a rising Euro and/or deterioration in demand from the U.S. and Asia given the significant export reliance of its listed sector. Although France and Germany have an equal 14% weight in the MSCI Europe Index, our bottom-up approach has led to a 15.9% weight in France and a 10.7% weight in Germany at the end of the quarter. Overall the Portfolio is underweight the Euro-bloc slightly at 50% versus an Index weight of 53.8%. The overweight outside the Euro-bloc is focussed on Sweden and Switzerland, primarily for stock specific reasons.

We have been increasing our focus on the U.K. (29.7% of the Portfolio, 29.9% in the Index) this year. A number of U.K. value ideas were added in the third quarter. In pharma, a sector we have been underweight until this summer, AstraZeneca was added. In banking, Barclays and NatWest were added on valuation grounds relative to Continental peers and on the expectation of consolidation in the sector. At the end of the quarter, Bank of Scotland launched a hostile bid for NatWest following the latter's unpopular bid for U.K. life insurer Legal & General. In retailing, Boots (pharmacies) and BAA (U.K. airport operator/ airport retail), neither historically associated with a value portfolio, were added on the grounds of relative valuation, management strength and franchise resilience.

Across Europe, we remain underweight telecommunications and technology (ie.
zero in Vodafone Airtouch and Nokia), despite adding Dutch telecom provider KPN, and Telecel, a cheap pure cellular play in Portugal. In the consumer area, with our weighting to health care now neutral (by adding to Novartis and initiating AstraZeneca) our disagreement with the market is reflected in our ongoing overweight to consumer defensive staples (ie. Richemont, Nestle & Reckitt-Benkiser). Our cyclical exposure continues to be reduced on strength with Morgan Crucible (+20%) sold, following strong performance, on concerns of a raw material price squeeze.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

The Portfolio is attractively valued at 11 times cash flow versus 12.5 times for the MSCI Europe Index. Merger and acquisition activity remains a catalyst for value with the Portfolio benefiting from three deals in the quarter: Total Fina's bid for Elf Aquitaine, Reckitt & Colman's merger with Benkiser and Bank of Scotland's hostile bid for NatWest. Our concentration remains in the small, mid and large cap segments of the market where the Portfolio is overweight compared to the Index. We maintain an underweight to mega caps in Europe (39% versus 60% in the Index) due to the excessive valuation premium generally accorded these companies.

Margaret Naylor
PORTFOLIO MANAGER

Alastair Anderson
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.3%)
   BELGIUM (0.5%)
          9,700     Fortis (B) ....................................  $      316
             55     G.I.B. Group-VVPR .............................           3
          5,200     G.I.B Group S.A. ..............................         225
                                                                     -----------
                                                                            544
                                                                     -----------
   DENMARK (0.8%)
          7,170     Novo-Nordisk A/S, Class B .....................         852
                                                                     -----------
   FINLAND (2.9%)
          9,250     KCI Konecranes International ..................         251
          4,975     Kone Oyj, Class B .............................         655
        196,900     Merita Ltd., plc, Class A .....................       1,106
         34,165     Sampo Insurance Co., plc, Class A .............       1,135
                                                                     -----------
                                                                          3,147
                                                                     -----------
   FRANCE (15.9%)
          4,530     Alcatel Alsthom ...............................         624
          7,190     Axa ...........................................         909
          8,220     Banque Nationale de Paris .....................         656
          3,470     Cie de Saint Gobain ...........................         646
         22,620     Cie Generale des Establissements
                      Michelin, Class B (Registered) ..............       1,067
         61,420     CNP Assurances ................................       1,808
          7,100     Elf Aquitaine .................................       1,293
         10,450     France Telecom ................................         916
          4,135     Groupe Danone .................................       1,006
          3,570     Lyonnaise des Eaux ............................         577
         20,830     Pernod Ricard .................................       1,399
         26,600     Rhone-Poulenc, Class A ........................       1,373
         33,710     Schneider .....................................       2,465
         18,120     Total, Class B ................................       2,276
                                                                     -----------
                                                                         17,015
                                                                     -----------
   GERMANY (8.0%)
          7,765     Adidas AG .....................................         663
         24,730     BASF AG .......................................       1,058
         14,650     Bayerische Vereinsbank AG .....................         861
         12,356     Bewag Aktiengesellschaf .......................         183
         25,310     Deutsche Telekom AG ...........................       1,020
         32,633     Hoechst AG ....................................       1,377
          3,720     Mannesmann AG (Registered) ....................         583
         13,540     Schering AG ...................................       1,481
         23,060     Volkswagen AG .................................       1,281
                                                                     -----------
                                                                          8,507
                                                                     -----------
   IRELAND (1.4%)
        186,746     Bank of Ireland ...............................       1,520
                                                                     -----------
   ITALY (5.3%)
         67,235     Banca Popolare Di Bergamo S.p.A. ..............       1,488
         74,200     Marzotto (Gaetano) & Figli S.p.A. .............         572
        153,100     Mediaset S.p.A. ...............................       1,563
         34,800     Telecom Italia S.p.A. .........................         216
        203,400     Telecom Italia S.p.A. (RNC) ...................       1,767
                                                                     -----------
                                                                          5,606
                                                                     -----------
   NETHERLANDS (6.6%)
         15,450     ABN Amro Holding N.V. .........................         347
         45,590     Akzo Nobel N.V. ...............................       1,931
         41,856     ING Groep N.V. ................................  $    2,272
         12,875     Koninklijke (Royal) Philips
                      Electronics N.V. ............................       1,295
         33,160     Laurus N.V. ...................................         762
         10,200     Royal KPN N.V. ................................         447
                                                                     -----------
                                                                          7,054
                                                                     -----------
   PORTUGAL (2.3%)
         26,800     Banco Commercial Portugues
                      (Registered) ................................         722
         71,730     Electricidade de Portugal .....................       1,131
          5,150     Telecel Commincacaoes Pessoais S.A. ...........         635
                                                                     -----------
                                                                          2,488
                                                                     -----------
   SPAIN (5.1%)
          9,310     Banco Popular Espanol S.A. ....................         643
         61,600     Banco Santander S.A. ..........................         637
         57,250     Endesa ........................................       1,087
         80,900     Iberdrola .....................................       1,198
        116,304     Telefonica S.A. ...............................       1,860
                                                                     -----------
                                                                          5,425
                                                                     -----------
   SWEDEN (5.5%)
         39,790     Autoliv, Inc. .................................       1,501
         39,400     ForeningsSparbanken AB ........................         640
         78,100     Nordbanken Holding AB .........................         438
         61,500     Svedala Intrustri AB ..........................       1,209
        145,500     Svenska Handelsbanken, Class A ................       2,033
                                                                     -----------
                                                                          5,821
                                                                     -----------
   SWITZERLAND (12.3%)
          1,615     Cie Financiere Richemont AG, Class A ..........       3,266
          1,405     Holderbank Financiere Glarus AG,
                      Class B (Bearer) ............................       1,823
          1,685     Nestle (Registered) ...........................       3,163
          1,295     Novartis AG (Registered) ......................       1,919
            435     Schindler Holding AG (Registered) .............         709
          3,350     Swisscom AG ...................................       1,043
          4,510     UBS AG (Registered) ...........................       1,270
                                                                     -----------
                                                                         13,193
                                                                     -----------
   UNITED KINGDOM (29.7%)
        343,250     Aegis Group plc ...............................         706
        161,100     Allied Domecq Plc .............................         919
        134,000     Allied Zurich plc .............................       1,573
         20,250     AstraZeneca Group plc .........................         849
         33,900     BAA plc .......................................         343
        114,300     Bank of Scotland ..............................       1,363
         31,800     Barclays plc ..................................         934
        181,318     BG plc ........................................       1,042
         66,900     BOC Group plc .................................       1,394
         37,800     Boots Co. plc .................................         421
        136,300     British Telecommunications plc ................       2,063
         43,205     Burmah Castrol plc ............................         807
         92,700     Capital Radio plc .............................       1,346
        329,000     Centrica plc ..................................         903
        101,600     Diageo plc ....................................       1,038
         20,600     Glaxo Wellcome plc ............................         537
        165,480     Great Universal Stores plc ....................       1,248

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT.)
        412,900     Halma plc .....................................  $      782
        118,900     Imperial Tobacco Group plc ....................       1,419
         77,600     Lloyds TSB Group plc ..........................         965
         29,500     National Westminster Bank plc .................         688
         97,600      Prudential Corp. plc .........................       1,499
        161,100     Punch Taverns Finance plc .....................          --
        308,248     Reckitt & Colman plc ..........................       3,826
         74,600     Royal & Sun Alliance Insurance
                      Group plc ...................................         588
         18,300     Sainsbury (J) plc .............................         114
        123,600     Scottish and Southern Energy plc ..............       1,153
         58,000     Seton Scholl Healthcare plc ...................         683
        128,300     Shell Transport & Trading Co. plc .............         959
         12,200     Smith & Nephew plc ............................          39
         45,950     Tesco plc .....................................         144
        150,300     WPP Group plc .................................       1,398
                                                                     -----------
                                                                         31,743
                                                                     -----------
TOTAL COMMON STOCKS (Cost $94,253) ................................     102,915
                                                                     -----------
PREFERRED STOCKS (2.7%)
   GERMANY (2.7%)
         10,710     Fresenius AG ..................................       1,852
         16,520     Henkel KGaA-Vorzug ............................       1,053
                                                                     -----------
TOTAL PREFERRED STOCKS (Cost $3,074) ..............................       2,905
                                                                     -----------
TOTAL FOREIGN SECURITIES (99.0%) (Cost $97,327) ...................     105,820
                                                                     -----------
      FACE
     AMOUNT
      (000)
---------------
FOREIGN CURRENCY (0.5%)
EUR           3     Euro ..........................................           3
CHF         724     Swiss Franc ...................................         482
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $476) ................................         485
                                                                     -----------
TOTAL INVESTMENTS (99.5%) (Cost $97,803) ..........................     106,305
                                                                     -----------
OTHER ASSETS AND LIABILITIES (0.5%)
   Other Assets ...................................................       3,937
   Liabilities ....................................................      (3,363)
                                                                     -----------
                                                                            574
                                                                     -----------
NET ASSETS (100%) .................................................  $  106,879
                                                                     -----------
                                                                     -----------
CLASS A:
--------
NET ASSETS ........................................................  $  104,568
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 6,878,725 outstanding $0.001 par
   value shares (authorized 500,000,000 shares) ...................  $    15.20
                                                                     -----------
                                                                     -----------
CLASS B:
--------
NET ASSETS ........................................................  $    2,311
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 152,505 outstanding $0.001 par
   value shares (authorized 500,000,000 shares) ...................  $    15.16
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------

RNC -- Non-Convertible Savings Shares

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Denmark                           (0.9%)
Finland                           (1.8%)
France                           (25.1%)
Ireland                           (2.9%)
Italy                             (3.1%)
Netherlands                       (3.1%)
Norway                            (1.7%)
Portugal                          (1.0%)
Spain                             (5.7%)
Sweden                           (10.4%)
United Kingdom                   (41.0%)
Other                             (3.3%)




PERFORMANCE COMPARED TO THE GPR GENERAL REAL
ESTATE SECURITIES INDEX - EUROPE(1)
---------------------------------------------

                                   TOTAL RETURNS(2)
                          ---------------------------------
                                               AVERAGE
                                    ONE        ANNUAL
                           YTD      YEAR    SINCE INCEPTION
                          -----     -----   ---------------
PORTFOLIO -- CLASS A...   4.31%     3.86%      2.04%
PORTFOLIO -- CLASS B...   4.06      3.59       1.82
INDEX .................   9.05      5.38       4.24

1. The GPR General Real Estate Securities Index-Europe is a European market capitalization weighted index of listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the European Real Estate Portfolio is to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

For the nine months ended September 30, 1999, the Portfolio had a total return of 4.31% for the Class A shares and 4.06% for the Class B shares compared to 9.05% for the GPR General Real Estate Securities Index-Europe (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 3.86% for the Class A shares and 3.59% for the Class B shares compared to 5.38% for the Index. For the period since inception on October 1, 1997 through September 30, 1999, the Portfolio had an average annual total return of 2.04% for Class A shares and 1.82% for Class B shares compared to 4.24% for the Index.

Most of the European listed property markets took their usual summer holiday during the third quarter this year. The result was a sharp decline in trading volumes across the region, as well as a slowdown in price appreciation. For example, the trading volume in Land Securities, the largest market cap security in the European listed real estate universe, declined by approximately 20% from the average volume over the first 6 months of the year. The exceptions were France, Italy, Spain and Portugal, which were dominated by merger and acquisition activity. The result was each of the active markets outperformed the Index. The Index returned -1.1% in Euros, significantly below the better than 9.0% return offered in each of the first two quarters, but continued to outperform the broader equity market. The broadbased MSCI European Equity Index declined over the past three months by -2.0% in Euros, resulting in a total outperformance by property shares of 9.9% year-to-date.

In contrast to our second quarter review, when we argued for "a strong millennium finish" based on the anticipated growth in the European economy, we are now foreseeing an almost silent fourth quarter of trading due to investor concerns over Y2K. While the strong economic evidence we expected in terms of production growth, consumer confidence, and forward looking surveys is materializing across Europe, we believe investors will take to the sidelines in a manner similar to the Euro launch in 1998. During November and December 1998, the share activity in Land Securities declined by 20% and 30%, respectively, from the 12-month trading average. A similar decline in trading activity looks likely during the run-up to the year 2000. As a result, we are curious to see how the two expected October IPOs, Alexsia in Finland and Colonial in Spain, will perform in this dry market. However, we believe

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

once the Y2K bug is exterminated, investor confidence will be renewed and the strong macroeconomic picture will inspire an early millennium rally. In other words, we expect Y2K is postponing, but not denying property shares from realizing the benefits created by the recovering European economies.

The U.K. economy is a fine example of the rebound in European growth we are looking for over the next 12 to 18 months. Threatened with recession only a few months ago, the economy is thriving today. Morgan Stanley Dean Witter strategists are estimating 3.2% GDP growth during 2000, as opposed to their 1.5% year 2000 estimate only 9 months ago. These prospects pressured the Bank of England to raise interest rates by 25 basis points in September, reversing a June 25 basis point reduction. The impact of this change in economic expectations on the property securities was a top performing 29.8% return in Euros year-to-date, even though the third quarter -2.1% return slowed the appreciation. The third quarter figures were particularly hit by a failed
L190 million private placement of Canary Wharf Group shares, the second largest U.K. listed property company at the time. Canary Wharf fell -11.9% during the quarter. Overall, the U.K. has outperformed the Index by 10.8% year-to-date but underperformed by 1.0% for the third quarter. Looking forward, we expect the property market to benefit significantly from the economic rebound taking place in the U.K. West End offices, out-of-town retail, and Southeast industrial continue to be our favored sectors, in particular the larger capitalized names. While we remain a nonbeliever in the Canary Wharf valuation, further price declines could provide an attractive buying opportunity. We intend to remain underweight the country as a whole, but slightly overweight the larger cap "majors" and the smaller companies with what we believe to be aggressive managements and opportunistically positioned portfolios.

The French recovery continued through the third quarter with real estate securities again outperforming the Index. The outperformance was driven by three factors expanding M&A activity, mid-year earnings figures confirming rental growth, and economic data demonstrating a strong economy. The result was a 4.0% Euro return for the quarter, which outperformed the Index by 5.1%. First, continuing with the theme set last quarter, M&A transactions drove share prices and kept trading volumes respectable. Gecina continued their breathtaking acquisition pace by announcing their fourth deal in three years. Before the ink dried on the Sefimeg transaction, Gecina reached an agreement to acquire French rival Immobiliere Batibail SA in a stock deal worth EUR 260 million, an 8% discount to Batibail's restated net asset value. On the rumor front, speculation concerning Paribas' stake in Klepierre, following the bank's merger with BNP, sparked investor interest. BNP has since denied the portfolio is up for sale. The British company Hammerson also increased their exposure to France this quarter through a EUR 230 million redevelopment joint venture with AXA, and a EUR 100 million acquisition of the La Seita headquarters in the 7th arrondissement. Second, 6-month earnings releases confirmed the strength of the rental market. During the first half of 1999, like-for-like rentals on the Unibail shopping center and office portfolios rose by 6.3% and 5.5% respectively, causing a 10% jump in restated net asset value. And third, the French economy is entering the sweet spot of the cycle. Real GDP growth for 2000 is expected to hit 3.0%, CPI is forecast at only 0.8%, and unemployment should drop below 11% for the first time since December 1992. This positive growth environment will continue to put pressure on rental levels, which remain 27% below the 1991 peak in the Golden Triangle of Paris. Although, while we expect the rental growth to push capital values further, we do not expect to see a continued decline in property yields due to the recent rise in 10-year Oats above 5.0%. Recognizing each of these positives, we intend to maintain our significant overweight in both the country and the commercial sectors.

The Swedish public real estate market continues to battle against its fundamentals. Even though the economic landscape for both businesses and consumers brightened during the third quarter, Swedish real estate stocks lost -2.5% of their Euro value. The shares also continued to miserably underperform the European real estate Index, losing 1.4% this quarter, 5.3% year-to-date, and trailing the broader Swedish OMX Index Euro return by -3.2% and -15.4% for the quarter and year-to-date, respectively. We believe one cause for the imbalance in Swedish pricing is the focus of many foreign investors on the Eurozone stocks. The loss of this marginal investor base has caused rebalancing in the market. However, we continue to believe Swedish real estate securities present an investment story that cannot be ignored for much longer. The Swedish shares are trading at one of the largest discounts to net asset value in Europe, while capital value growth is strong, approximately 5.9% year-to-date, and continuing to expand through rent appreciation. At the same time, real estate securities are trading at an increasing discount to their underlying net asset value. Furthermore, income tax cuts of SEK 12 billion implemented into the 2000 budget suggest consumer spending will hit the 4.0% level, pushing GDP growth at a 3.8% pace. Both of these figures provide assurances that demand for office, retail and residential space should continue into the millennium. This increasing demand, with limited although growing new supply,

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

suggests a bright future for rents. While we do expect the Riksbank to tighten monetary policy from the current stimulative stance toward a neutral level, this adjustment should only limit the potential for a further decline in direct property yields, not increase cap rates. Going forward, we remain overweight the country, but expect a listless performance through the end of the year. We do not believe foreign investors will reallocate toward the Swedish story, providing the necessary capital for the market to realize current underlying valuations, until after the millennium obstacle subsides.

The smaller Nordic markets have fared even worse than Sweden. Finland, Norway and Denmark each lost -12.1%, -13.9% and -2.6%, respectively, during the quarter, significantly underperforming the Index. These markets are each dominated by one or two small cap, specialized companies. As a result, we do not expect to see any excitement in this area until the new year. Y2K nervous investors are taking a conservative stance, and focusing on cash and larger companies. In other words, technical factors outside of the real estate realm should dictate performance in the short-term. We are reducing our overweight position in Denmark and Norway, but maintaining our Finnish position.

Each one of the Dutch property shares had a negative return of at least -2.0% for the third quarter. European City Estates led this miserable performance falling 14.4%. The combined result was a -7.3% country return, underperforming the Index by -6.2%. The reasons for the decline include two primary factors. First, the failed Rodamco split left a bad taste for institutional and retail investors toward the entire sector. Second, long-term interest rates rose 50 basis points to 5.2%, while December 1999 estimates rose from 3.9% to 4.8%. Although the abrupt change in the interest rate outlook took place across Europe, the Dutch stocks were hit particularly hard due to their already steep premiums to net asset value. On the other hand, the underlying fundamentals of the market look favorable for the next 12-18 months as the economy continues to move forward and substantial new space does not yet hit the market. Thus, based on the retreat back toward reasonable valuation levels, we are increasing our Dutch exposure through a position in Rodamco Continental Europe, 12% below the split-up pricing.

Along with the Dutch securities, each Belgian property company in our universe returned a negative performance this quarter. The overall market offered its third negative quarter in a row at -3.5%, and trails the Index by 23.4% year-to-date. The reason for this fallback is a continuing IPO environment offering an excess supply of overvalued securities. This became evident at the undersubscribed Leasinvest Real Estate offering in June, priced at an 8.8% premium over net asset value. The stock has since fallen by over 6%. We will remain underweight until we believe valuations fall to a reasonable level for the underlying direct property environment.

Spanish shares finally reversed their downward slide and offered a positive return this quarter. The Spanish property stock's 2.2% third quarter return outperformed the Index for the first time in 1999, offering a 3.3% relative play. Although we would like to believe that the reason for this reversal of fortune was our second quarter review, a more plausible explanation was the positive rental growth confirmed in interim results and the merger activity concerning Bami SA Inmobiliaria, Inmobiliaria Zabalburu and Prima Inmobiliaria. The current rental environment in Spain is in excellent shape. Prime Madrid office rents are up over 27% since the second quarter of 1998, without a slowdown of demand in sight. Take-up in 1999 is slightly behind the 1998 pace, but due to a lack of quality supply rather than a slowdown in demand. However, we do believe further hardening of prime yields will be limited. Within this environment, two companies seem interested to increase their portfolio through the acquisition of or merger with Zabalburu. First, after rejecting merger rumors with German RSE and Swiss Maag, Prima Inmobiliaria announced the possibility of merging with Zabalburu. Then, notwithstanding the merger possibility, Bami offered to acquire 49.98% of Zabalburu's common shares, including the 23.7% stake owned by Spanish tobacco group Tabacalera. Tabacalera rejected Bami, and favored the Prima merger, but in the end, everything fell apart and the three remain independent for now. Within this environment of activity, we will maintain our overweight stance, but could shift our positions if the expected October IPO of Colonial offers a favorable valuation.

Both of the remaining Southern European property markets, Italy and Portugal, outperformed significantly this quarter due to M&A activity. The Italian market offered a 11.9% return, but Portugal's 17.7% performance was the strongest across Europe. In Italy, the price appreciation was driven by speculation Unione Immobiliare (Unim) would bid for energy giant Eni's entire real estate portfolio, including publicly listed Immobiliare Metanopoli. Metanopoli was projected to sell for approximately net asset value. But then, in late September, the Pirelli Group made a friendly bid to acquire Unim. Some believe the Unim bid was to increase the likelihood of Pirelli acquiring the Eni portfolio. Now the public real estate market faces extinction in Italy. If Pirelli succeeds in acquiring both portfolios, it will be wound into

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

the current conglomerate structure. Thus, we either learn about tires, or focus on the rest of Europe. The Portuguese scenario also had its drama. The story began in August when Alves Ribeiro Investimentos Industriais SGPS bid EUR10.00/share to acquire the remaining 55% of Mundicenter it did not already own. The company was trading as low as EUR 7.00/share in early August, with an estimated 1999 net asset value of EUR 10.44/ share. The stock then rose to EUR 12.49 in September when Banco Privado Portugues was rumored to make a rival bid. Since this time, the shares fell back to the EUR 11.60/share range with a wait and see attitude. Our overweight position in Italy was reversed into an underweight holding due to an Index change in July, but we intend to hold our current positions until the dust clears and we see what is left to invest in. As for Portugal, we remain slightly overweight in Sonae Imobiliaria, expecting a confirmation of shopping center values from the Mundicenter offer.

The closed end property companies in Germany, Switzerland and Austria were mixed against the European Index this quarter. Switzerland outperformed with a 5.9% return, but Germany and Austria both lost relative ground, falling 7.4% and 3.1%, respectively. We continue to hold a zero weighting in these markets due to both the company structures and the underlying real estate fundamentals. The dominant open-ended funds enforce unjustified pricing pressure on properties; while the real estate supply and demand fundamentals continue to trail the rest of Europe in their recovery. Munich, Frankfurt, and Hamburg are the cities the furthest along toward a recovery, but there is not an attractive vehicle to gain exposure to these markets. Looking into next year, we believe an opportunity could arise in either Germany or Switzerland, and intend to closely monitor these markets.

Theodore R. Bigman
PORTFOLIO MANAGER

Daniel A. Policy
PORTFOLIO MANAGER

Jan Willem de Geus
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
   DENMARK (0.9%)
          3,350     EjendomsSelskabet Norden A/S...................  $      128
                                                                     -----------
   FINLAND (1.8%)
         54,040     Sponda Oyj.....................................         250
                                                                     -----------
   FRANCE (25.1%)
            852     Gecina.........................................         103
          7,728     Klepierre......................................         790
          1,810     Silic..........................................         299
          4,300     Simco (RFD)....................................         366
          5,160     Societe Fonciere Lyonnaise.....................         719
          7,616     Sophia.........................................         331
          6,292     Unibail........................................         891
                                                                     -----------
                                                                          3,499
                                                                     -----------
   IRELAND (2.9%)
      1,025,750     Dunloe Ewart plc...............................         398
                                                                     -----------
   ITALY (3.1%)
        275,050     Immobiliaria Urbis.............................         393
         76,180     Unione Immobiliare S.p.A. .....................          41
                                                                     -----------
                                                                            434
                                                                     -----------
   NETHERLANDS (3.1%)
          3,595     Rodamco Continental Europe N.V. ...............         141
         22,100     Uni-Invest N.V. ...............................         286
                                                                     -----------
                                                                            427
                                                                     -----------
   NORWAY (1.7%)
         35,020     Avantor ASA....................................         231
                                                                     -----------
   PORTUGAL (1.0%)
         10,280     Sonae Imobiliaria S.A. ........................         145
                                                                     -----------
   SPAIN (5.7%)
         16,900     Inmobiliaria Metropolitana Vasco Central.......         376
         43,630     Vallehermoso...................................         420
                                                                     -----------
                                                                            796
                                                                     -----------
   SWEDEN (10.4%)
         48,300     Castellum AB...................................         415
         37,800     Diligentia AB..................................         284
         25,300     Drott AB, Class B..............................         235
         13,460     Fastighets AB Tornet...........................         169
         55,410     Piren AB.......................................         352
                                                                     -----------
                                                                          1,455
                                                                     -----------
   UNITED KINGDOM (41.0%)
        145,600     British Land Co. plc...........................       1,136
        124,800     Buford Holdings plc............................         236
         49,000     Capital & Regional Properties plc..............         219
         96,360     Capital Shopping Centers plc...................         638
          6,800     Chelsfield plc.................................          41
         21,885     Freeport Leisure plc...........................         205
         59,600     Grantchester Holdings plc......................         139
        103,830     Great Portland Estates plc.....................         351
         29,300     Hammerson plc..................................         229
         94,055     Land Securities plc............................       1,267
         56,750     MEPC plc.......................................   $     424
         48,129     NHP plc........................................         149
         18,700     Pillar Property plc............................         100
         72,650     Slough Estates plc.............................         419
        104,750     Wates City Of London Properties plc............         152
                                                                     -----------
                                                                          5,705
                                                                     -----------
TOTAL COMMON STOCKS (Cost $13,547).................................      13,468
                                                                     -----------
     NO. OF
    WARRANTS
  --------------
WARRANTS (0.0%)
   FRANCE (0.0%)
          6,800     Societe Fonciere Lyonnaise,
                      expiring 7/30/02 (Cost $0)...................           3
                                                                     -----------
TOTAL FOREIGN SECURITIES (96.7%) (Cost $13,547)....................      13,471
                                                                     -----------
      FACE
     AMOUNT
      (000)
  --------------
SHORT-TERM INVESTMENT (2.2%)
   REPURCHASE AGREEMENT (2.2%)
$           309     Chase Securities, Inc. 5.05%, dated
                      9/30/99, due 10/01/99, to be
                      repurchased at $309,
                      collateralized by U.S. Treasury
                      Bonds, 8.125% due 08/15/19,
                      valued at $312 (Cost $309)...................         309
                                                                     -----------
FOREIGN CURRENCY (0.7%)
GBP          14     British Pound..................................          23
EUR          70     Euro...........................................          75
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $97)..................................          98
                                                                     -----------
TOTAL INVESTMENTS (99.6%) (Cost $13,953)...........................      13,878
                                                                     -----------
OTHER ASSETS AND LIABILITIES (0.4%)
  Other Assets.....................................................         922
  Liabilities......................................................        (868)
                                                                     -----------
                                                                             54
                                                                     -----------
NET ASSETS (100%)..................................................  $   13,932
                                                                     -----------
                                                                     -----------
CLASS A:
--------
NET ASSETS........................................................   $   12,018
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 1,221,865 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)....................  $     9.84
                                                                     -----------
                                                                     -----------
CLASS B:
--------
NET ASSETS.........................................................  $    1,914
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 194,144 outstanding $0.001 par
   value shares (authorized 500,000,000 shares) ...................  $     9.86
                                                                     -----------
                                                                     -----------

--------------------------------------------------------------------------------

RFD -- Ranked for Dividend

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Denmark                           (0.5%)
France                            (8.8%)
Germany                           (5.0%)
Hong Kong                         (0.5%)
Ireland                           (2.8%)
Italy                             (3.0%)
Japan                             (9.3%)
Netherlands                       (3.5%)
Portugal                          (0.8%)
Spain                             (3.7%)
Sweden                            (1.0%)
Switzerland                       (8.3%)
United Kingdom                   (12.2%)
United States                    (30.2%)
Other                             (5.5%)
Australia                         (1.7%)
Belgium                           (1.0%)
Canada                            (2.4%)


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
-------------------------------------------

                                      TOTAL RETURNS(2)
                           -------------------------------------
                                              AVERAGE   AVERAGE
                                              ANNUAL    ANNUAL
                                     ONE       FIVE      SINCE
                            YTD      YEAR      YEARS   INCEPTION
                           -----    ------    ------   ---------
PORTFOLIO -- CLASS A ...   0.24%    15.45%    14.94%     17.07%
PORTFOLIO -- CLASS B ...   0.10     15.21       N/A      15.59
INDEX -- CLASS A .......   6.90     29.47     15.91      14.64
INDEX -- CLASS B .......   6.90     29.47       N/A      15.92


1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in emerging markets.

For the nine months ended September 30, 1999, the Portfolio had a total return of 0.24% for the Class A shares and 0.10% for the Class B shares compared to 6.90% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 15.45% for the Class A shares and 15.21% for the Class B shares compared to 29.47% for the Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 14.94% compared to 15.91% for the Index. For the period since inception on July 15, 1992 through September 30, 1999, the average annual total return of Class A shares was 17.07% compared to 14.64% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 15.59% compared to 15.92% for the Index.

Globally, growth continued to be stronger than expected, drawing the quarter to a nervous close with the possibility of rate increases by the Fed and European Central Bank. The yen rose 13.7% against the dollar in the quarter following improved economic momentum in Japan. The Portfolio underperformed during the third quarter versus the Index. This was discouraging following our strong second quarter that coincided with a turnaround in "value". The third quarter saw a return in the U.S. to the narrow, technology-dominated performance reminiscent of the devastating first quarter of this year. Our lack of exposure to the largest U.S. Index stocks, dominated by technology, negatively impacted our returns. Mega caps (companies with capitalization exceeding $100 billion) continued to explain the majority of the Index returns with Microsoft, Cisco, GE, IBM and Intel accounting for 50% of the U.S. stock market return this year. Just 11 stocks (7 of which are technology) explained 100% of the S & P 500's rise in 1999, through the third quarter. In fact, the stocks in the top quintile of price momentum sourced 73% of S&P returns vs. 51% last year and an average of 31% since 1959. The valuation of these momentum stocks is 47 times earnings, more than twice that of the market.

In addition to the narrowing technology leadership, the Portfolio struggled against stock specific weakness in U.S. consumer defensives (Philip Morris and Albertson's) and specialty financials (MBIA and Finova Group). Our underweights to the strong yen, coupled with a lack of

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)

exposure to the rallying Japanese banking sector, were additional detractors.

Philip Morris (-14%) was negatively impacted by the recent Federal litigation against the tobacco industry. However, with the federal lawsuit now filed (it was long anticipated) and the Engle class action in Florida ongoing, investors' legal and regulatory concern likely has peaked. There is a good chance the Engle suit will be dismissed as a class action and that the federal claim will be dismissed, or protracted for so long that it will simply fade away. These two events should trigger a fundamental reassessment of the company's legal risk profile. In the meantime operating performance is strong and management have targeted $40 billion out of the $50 billion of cash flow the company will generate over the next five years to go towards increased dividends and share repurchase. The yield is helpful at 5.5%.

Positive stock selection in Japan was counterbalanced by our underweighting to the country relative to the Index driven by our bottom-up stock selection. We have not been in the sectors which have most benefited from the Nikkei's rally since June, namely the banks, especially following the announced three way merger between Fuji Bank, DKB and IBJ (note that non-performing loans are 30% of GDP in Japan).

Stock selection in pharmaceuticals, one of the worst performing and largest sector weightings in the Index, was a positive during the third quarter. Rhone-Poulenc (+13%), the life science and specialty chemical company, showed continued strong earnings following the performance of new strategic products.

Overweights in selected consumer defensive staples (food & household products, tobacco) were a strong positive. Reckitt & Colman (+19%) and Benckiser (+17%) merged during the quarter, creating one of the largest players in the household cleaning market. The merger makes great strategic sense and Benckiser brings excellent management to the combined entity. Imperial Tobacco (+9%) and Richemont (+5%), somewhat immune to the litigious U.S. market, displayed their resilience by rising in a down market. While our value discipline has kept us out of large cap technology our small cap technology added value in the quarter as Data General (+44%), manufacturer of computer systems and mass storage devices, was acquired by market leader, EMC Corp.

The Portfolio maintains attractive valuation characteristics versus the Index. The Portfolio trades at 10 times cash flow versus 16 times for the Index. The valuation of the Index is biased upward by its thirty largest stocks, predominately U.S. growth stocks currently trading on 28 times cash flow. We have found more attractively valued companies down the capitalization scale. The weighted-average market cap of our companies is $24 billion versus $82 billion in the Index.

From a geographic perspective, we remain overweight Europe, both the Euro-bloc and non-Euro areas. The increasing globalization of the economy and the threat from powerful new entrants to Europe like Walmart have prompted an acceleration in the consolidation within European sectors such as banking, energy and consumer goods in order to build scale in a world characterized by slow growth and overcapacity. The value of M&A activity in Europe is rising - from $160 billion in'97 to an annualized $400 billion so far in '99. The Portfolio was positively impacted by three recent European deals. In energy, Elf Aquitaine was acquired by Total Fina - a hostile acquisition that turned friendly. In household products, UK's Reckitt & Colman merged with Dutch company Benckiser (see earlier comment). Finally, Bank of Scotland made a hostile bid for NatWest bank in the UK. All of these acquisitions reflect changing management attitudes toward shareholder value (and self-preservation). This is an important development for value investors as management, through their willingness to change, often provides the catalyst for value creation.

In the U.S., we remain underweight the market but importantly our underweight is primarily to the largest U.S. companies mentioned above. Despite the value premium currently accorded to the biggest U.S. stocks, we have been able to allocate 33% of the Portfolio to U.S. ideas that offer value. Over 50% of U.S. stocks are down this year with the average return in the U.S. Index a negative 4.5%. Recent value ideas in the U.S. include retailer Sears and telecom operator GTE, which is a cheaper way to get exposure to Bell Atlantic (the two are merging) and the cellular joint venture proposed between Bell Atlantic and Vodafone-Airtouch. Fort James, restructuring tissue manufacturer, is simply too cheap relative to its intrinsic value.

In Japan our stock selection has not been as strong as in the first six months of the year. This is due to the strong re-rating of financials and low-quality cyclicals that has taken place in anticipation of improved operating fundamentals. We remain wary of the sustainability of the current economic recovery that has relied heavily on fiscal stimulus. We doubt the Japanese would allow the Government deficit to move much above 10% of GDP where it currently sits. We have been drawn to relatively defensive business franchises such as NTT and Toppan Printing or technology companies like Hitachi and Pioneer,

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)

which are more attractively valued than their U.S. counterparts.

The first nine months of 1999 have been challenging for value investors. The recovery by value (and collapse of technology stocks) in the second quarter was effectively reversed in the third quarter as investors began to believe that interest rates rises were (at least temporarily) on hold. This apparently meant that expensive growth stocks could go up again and the valuation extremes witnessed at the end of the first quarter have been revisited. We are not certain what might deflate the current bubble in U.S. mega cap technology stocks. We remain committed to what we know works over the long run - that is, adherence to the discipline of purchasing good businesses at a discount to their intrinsic value.

Frances Campion
PORTFOLIO MANAGER

Richard Boon
PORTFOLIO MANAGER

Paul Boyne
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.0%)
   AUSTRALIA (1.7%)
        545,000     CSR Ltd. ......................................  $    1,377
        377,250     Westpac Banking Corp. .........................       2,328
                                                                     -----------
                                                                          3,705
                                                                     -----------

   BELGIUM (1.0%)
         28,300     Delhaize-Le Lion ..............................       2,259
                                                                     -----------

   CANADA (2.4%)
         89,840     BCT.Telus Communications Inc. ................        1,873
         48,346     BCT.Telus Communications Inc. (A Shares) .....          995
         45,550     Potash Corp. of Saskatchewan, Inc. ...........        2,363
                                                                     -----------
                                                                          5,231
                                                                     -----------
   DENMARK (0.5%)
         27,550     Danisco A/S ..................................        1,152
                                                                     -----------
   FRANCE (8.8%)
         24,250     Cie Generale des Establissements
                      Michelin, Class B (Registered) .............        1,144
         27,566     Elf Aquitaine ................................        5,020
         17,910     Groupe Danone ................................        4,355
         32,710     Pernod Ricard ................................        2,197
         77,100     Rhone-Poulenc, Class A .......................        3,980
         59,450     Scor .........................................        2,879
                                                                     -----------
                                                                         19,575
                                                                     -----------
   GERMANY (4.5%)
         81,590     BASF AG ......................................        3,491
         42,120     Bayer AG .....................................        1,670
         10,900     Schering AG ..................................        1,192
         58,700     VEBA AG ......................................        3,280
          5,420     Volkswagen AG ................................          301
                                                                     -----------
                                                                          9,934
                                                                     -----------
   HONG KONG (0.5%)
        349,000     Hong Kong Electric Holdings Ltd. .............        1,083
                                                                     -----------
   IRELAND (2.6%)
        516,600     Bank of Ireland ..............................        4,207
        285,481     Green Property plc ...........................        1,656
                                                                     -----------
                                                                          5,863
                                                                     -----------
   ITALY (3.0%)
        305,000     Mediaset S.p.A. ..............................        3,113
        700,913     Telecom Italia S.p.A. (RNC) ..................        3,521
                                                                     -----------
                                                                          6,634
                                                                     -----------
   JAPAN (9.3%)
        157,000     Daiichi Pharmaceutical Co., Ltd. .............        2,379
         94,000     Fuji Photo Film Ltd. .........................        3,213
        124,000     Hitachi Ltd. .................................        1,370
        132,000     Kao Corp. ....................................        3,721
        115,000     Nichido Fire & Marine Insurance Co., Ltd. ....          566
            526     Nippon Telegraph & Telephone Corp (NTT) ......        6,454
         58,000     Pioneer Electric Corp. .......................          994
        127,000     Sumitomo Marine & Fire Insurance Co., Ltd. ...          809
         91,000     Toppan Printing Co., Ltd. ....................        1,142
                                                                     -----------
                                                                         20,648
                                                                     -----------
   NETHERLANDS (3.5%)
         73,412     ABN Amro Holding N.V. ........................   $    1,649
         69,072     ING Groep N.V. ...............................        3,749
         22,344     Philips Electronics N.V. .....................        2,247
                                                                     -----------
                                                                          7,645
                                                                     -----------
   PORTUGAL (0.8%)
        111,152     Cimpor SGPS ..................................        1,834
                                                                     -----------
   SPAIN (3.7%)
        243,900     Iberdrola ....................................        3,613
        289,038     Telefonica ...................................        4,624
                                                                     -----------
                                                                          8,237
                                                                     -----------
   SWEDEN (1.0%)
        403,200     Nordbanken Holding AB ........................        2,264
                                                                     -----------
   SWITZERLAND (8.3%)
          3,181     Cie Financiere Richemont AG, Class A .........        6,433
          2,500     Forbo Holding AG (Registered) ................        1,090
          2,512     Holderbank Financiere Glarus AG,
                      Class B (Bearer)............................        3,259
          3,480     Nestle (Registered) ..........................        6,532
          3,210     Swisscom AG (Registered) .....................        1,000
                                                                     -----------
                                                                         18,314
                                                                     -----------
   UNITED KINGDOM (12.2%)
        524,580     Allied Domecq plc ............................        2,992
          2,210     AstraZeneca ..................................           93
        251,204     Blue Circle Industries plc ...................        1,496
         93,591     Burmah Castrol plc ...........................        1,749
        179,600     Great Universal Stores plc ...................        1,354
        226,600     Imperial Tobacco Group plc ...................        2,705
         67,721     INVENSYS .....................................          330
        241,400     Matthews (Bernard) plc .......................          449
         58,550     National Westminster Bank plc ................        1,365
        653,333     Pentos plc ...................................           --
        524,580     Punch Taverns Finance plc ....................           --
        551,866     Reckitt & Colman plc .........................        6,850
        350,497     Royal & Sun Alliance Insurance Group plc .....        2,764
        347,210     Sainsbury (J) plc ............................        2,166
        147,000     Wolseley plc .................................        1,020
        195,400     WPP Group plc ................................        1,818
                                                                     -----------
                                                                         27,151
                                                                     -----------
   UNITED STATES (30.2%)
        140,692     Albertson's, Inc. ............................        5,566
         18,400     Alcoa, Inc. ..................................        1,142
         90,750     BJ's Wholesale Club, Inc. ....................        2,683
         41,800     Boise Cascade Corp. ..........................        1,523
         41,650     Borg-Warner Automotive, Inc. .................        1,791
         92,200     Cadiz, Inc. ..................................          882
         22,000     Cadiz, Inc. (Restricted Shares) ..............          210
         32,450     Chase Manhattan Bank .........................        2,446
         73,491     COMSAT Corp. .................................        2,177
        118,400     Enhance Financial Services Group, Inc. .......        2,094
         66,050     Finova Group, Inc. ...........................        2,411
         50,100     Fort James Corp. .............................        1,337
         19,000     General Dynamics Corp. .......................        1,186
        124,500     GenRad, Inc. .................................        2,381

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   UNITED STATES  (CONT.)
         23,600     Georgia Pacific Group ........................   $      956
         61,000     Goodrich (BF) Co. ............................        1,769
         24,100     GTE Corp. ....................................        1,853
        101,700     Houghton Mifflin Co. .........................        4,132
          3,205     IBP, Inc. ....................................           79
         83,000     InteliData Technologies Corp. ................          169
         87,330     MBIA, Inc. ...................................        4,072
        117,000     Mellon Bank Corp. ............................        3,949
         26,400     NCR Corp. ....................................          873
         55,100     Noble Drilling Corp. .........................        1,205
         10,160     Pharmacia & Upjohn, Inc. .....................          504
        210,950     Philip Morris Cos., Inc. .....................        7,212
         55,200     Rite Aid Corp. ...............................          762
         58,500     Sears Roebuck & Co. ..........................        1,835
          7,800     Tenneco, Inc. ................................          133
         50,700     Terra Nova (Bermuda) Holdings Ltd., Class A ..        1,619
         88,900     Tupperware Corp. .............................        1,800
         58,150     U.S. Bancorp .................................        1,755
        121,200     Unicom Corp. .................................        4,477
                                                                     -----------
                                                                         66,983
                                                                     -----------
TOTAL COMMON STOCKS (Cost $194,867) ..............................      208,512
                                                                     -----------
PREFERRED STOCKS (0.5%)
   GERMANY (0.5%)
         38,660     Volkswagen AG (Cost $1,125) ..................        1,222
                                                                     -----------
TOTAL FOREIGN & U.S. SECURITIES (94.5%) (Cost $195,992) ..........      209,734
                                                                     -----------
      FACE
     AMOUNT                                                             VALUE
      (000)                                                              (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.8%)
   REPURCHASE AGREEMENT (2.8%)
$         6,258     Chase Securities, Inc., 5.05%,
                      dated 9/30/99, due 10/01/99, to
                      be repurchased at $6,259,
                      collateralized by U.S. Treasury
                      Bonds, 7.125%, due 2/15/23,
                      valued at $6,311 (Cost $6,258) .............   $    6,258
                                                                     -----------
FOREIGN CURRENCY (0.5%)
GBP          56     British Pound ................................           93
DKK         124     Danish Krone .................................           18
EUR         838     Euro .........................................          892
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $998) ...............................        1,003
                                                                     -----------
TOTAL INVESTMENTS (97.8%) (Cost $203,248) ........................      216,995
                                                                     -----------
OTHER ASSETS AND LIABILITIES (2.2%)
  Other Assets ...................................................       41,371
  Liabilities ....................................................      (36,494)
                                                                     -----------
                                                                          4,877
                                                                     -----------
NET ASSETS (100%) ................................................   $  221,872
                                                                     -----------
                                                                     -----------
CLASS A:
--------
NET ASSETS .......................................................   $  193,727
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,627,846 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) ...................   $    20.12
                                                                     -----------
                                                                     -----------
CLASS B:
--------
NET ASSETS .......................................................   $   28,145
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,408,705 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) ...................   $    19.98
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------

RNC -- Non-Convertible Savings Shares

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Australia                         (3.3%)
Belgium                           (0.3%)
Canada                            (2.6%)
Denmark                           (2.0%)
Finland                           (0.5%)
France                           (12.9%)
Germany                           (6.6%)
Hong Kong                         (1.5%)
Italy                             (2.9%)
Japan                            (17.7%)
Netherlands                       (4.6%)
New Zealand                       (0.4%)
Portugal                          (0.5%)
Singapore                         (1.7%)
Spain                             (3.1%)
Sweden                            (2.6%)
Switzerland                       (8.6%)
United Kingdom                   (22.0%)
Other                             (6.2%)



PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------------

                                      TOTAL RETURNS(2)
                           ----------------------------------------------
                                              AVERAGE   AVERAGE   AVERAGE
                                              ANNUAL    ANNUAL    ANNUAL
                                     ONE       FIVE      TEN       SINCE
                            YTD      YEAR      YEARS    YEARS   INCEPTION
                           -----    ------    ------   ------   ---------
PORTFOLIO -- CLASS A ...  10.21%    26.69%    14.78%   13.39%    12.90%
PORTFOLIO -- CLASS B ...  10.01     26.41       N/A      N/A     16.12
INDEX -- CLASS A .......   8.53     30.95      9.12     5.82      5.89
INDEX -- CLASS B .......   8.53     30.95       N/A      N/A      9.51


1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the nine months ended September 30, 1999, the Portfolio had a total return of 10.21% for the Class A shares and 10.01% for the Class B shares compared to 8.53% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 26.69% for the Class A shares and 26.41% for the Class B shares compared to 30.95% for the Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 14.78% compared to 9.12% for the Index. For the ten-year period ended September 30, 1999, the average annual total return of Class A shares was 13.39% compared to 5.82% for the Index. For the period since inception on August 4, 1989 through September 30, 1999, the average annual total return of Class A shares was 12.90% compared to 5.89% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 16.12% compared to 9.51% for the Index.

Our over-riding concern continues to be the structural imbalances in the U.S. economy, which we believe will eventually spell an end to the easy monetary conditions that have fueled the economic boom. If the major locomotive of world growth falters, we see little chance of a resynchronization of global growth.

With this in mind, the Portfolio remains its defensive bias with a heavy overweight position in the food and household and beverage sectors (12.7% weighting vs. 4.7% Index weighting) where earnings and free cash flow should prove to be more resilient in the event of an economic slow down. This overweight position was increased further by the addition of Cadbury Schweppes during the quarter.

The Portfolio also has an overweight position in utilities (7.2% weighting vs. 4.2% Index weighting) but a combination of rising bond yields and deregulation in the European electricity market has, however, overshadowed the traditionally defensive characteristics of the sector. However, given the substantial relative underperformance of this sector, we see little downside from current levels.

Over the course of the last quarter we started to take profits in the industrial cyclicals (exiting Billiton and Lonmin) and

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)

reducing exposure to Blue Circle, RMC, Wolseley, Invensys and Schneider as prices reached our sell targets. However, an abrupt halt to the recovery in cyclical stocks in the final weeks of the quarter has seen prices for this group gap down well below our sell limits.

Our weighting in the pharmaceuticals has increased with the addition of AstraZeneca and the reclassification of Rhone Poulenc out of the chemicals sector as its transformation to a pure life sciences group (to be renamed Aventis) reaches its final stages. This stock is currently rated at half the multiples of its European peer group providing the scope for a significant re-rating and very little downside.

We continue to be underweight capital goods, autos and financials.

Dominic Caldecott
PORTFOLIO MANAGER

Peter Wright
PORTFOLIO MANAGER

William Lock
PORTFOLIO MANAGERR

Kate Cornish-Bowden
PORTFOLIO MANAGER

Walter Riddell
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)
   AUSTRALIA (3.3%)
      1,584,150     Brambles Industries Ltd. .....................   $   45,881
      7,505,400     Fosters Brewing Group Ltd. ...................       21,164
     10,016,200     Westpac Banking Corp. ........................       61,804
      4,067,250     Woolworths Ltd. ..............................       14,204
                                                                     -----------
                                                                        143,053
                                                                     -----------
   BELGIUM (0.3%)
        296,046     G.I.B. Holdings Ltd. .........................       12,824
                                                                     -----------
   CANADA (2.6%)
      1,253,279     BCT.Telus Communications, Inc. ...............       26,133
        548,259     BCT.Telus Communications, Inc. (A Shares) ....       11,283
        635,980     Potash Corp. of Saskatchewan, Inc. ...........       32,991
      2,973,600     Renaissance Energy Ltd. ......................       42,483
                                                                     -----------
                                                                        112,890
                                                                     -----------
   DENMARK (2.0%)
        520,692     Danisco A/S ..................................       21,767
        214,200     Den Danske Bank ..............................       24,380
        179,000     Novo-Nordisk A/S, Class B ....................       21,270
        307,008     Unidanmark A/S, plc, Class A (Registered) ....       20,790
                                                                     -----------
                                                                         88,207
                                                                     -----------
   FINLAND (0.5%)
        370,200     Huhtamaki Oyj, Series 1 ......................       11,702
      1,318,967     Merita Ltd., plc, Class A ....................        7,412
                                                                     -----------
                                                                         19,114
                                                                     -----------
   FRANCE (12.9%)
        303,010     Alcatel Alsthom ..............................       41,731
        861,070     Assurances Generales de France (Bearer) ......       47,105
        531,000     Banque Nationale de Paris ....................       42,358
        238,932     Cie de Saint Gobain ..........................       44,502
        530,900     Elf Aquitaine ................................       92,666
        601,315     France Telecom ...............................       52,735
        327,411     Groupe Danone ................................       79,624
      1,767,470     Rhone-Poulenc, Class A .......................       91,235
        289,604     Schneider ....................................       21,175
        373,850     Total, Class B ...............................       46,951
                                                                     -----------
                                                                        560,082
                                                                     -----------
   GERMANY (5.7%)
        925,600     BASF AG ......................................       39,602
      1,009,950     Bayer AG .....................................       40,040
      1,649,168     RWE AG .......................................       69,506
        503,350     Schering AG ..................................       55,072
      2,324,400     Viag AG ......................................       44,406
                                                                     -----------
                                                                        248,626
                                                                     -----------
   HONG KONG (1.5%)
      9,401,300     Hong Kong Electric Holdings Ltd. .............       29,168
     14,865,155     Hong Kong Land Holdings Ltd. .................       19,473
      2,770,600     Swire Pacific Ltd., Class A ..................       13,125
      6,002,500     Swire Pacific Ltd., Class B ..................        4,405
                                                                     -----------
                                                                         66,171
                                                                     -----------
   ITALY (2.9%)
      4,837,800     Mediaset S.p.A. ..............................   $   49,378
     14,709,387     Telecom Italia S.p.A. (RNC) ..................       73,893
                                                                     -----------
                                                                        123,271
                                                                     -----------
   JAPAN (17.7%)
      3,669,000     Aisin Seiki Co., Ltd. ........................       57,215
         13,700     Aoyama Trading Co., Ltd. .....................          462
        806,000     Canon, Inc. ..................................       23,402
        325,000     Chudenko Corp. ...............................        5,750
      1,844,000     Daibiru Corp. ................................       14,248
      1,356,000     Daiichi Pharmaceutical Co., Ltd. .............       20,549
        866,000     Eisai Co., Ltd. ..............................       21,899
      1,656,000     Fuji Photo Film Ltd. .........................       56,611
      1,422,000     Fujitsu Ltd. .................................       44,217
      3,500,000     Hitachi Ltd. .................................       38,681
          3,343     Japan Tobacco, Inc. ..........................       41,330
      1,302,000     Kao Corp. ....................................       36,705
      3,823,000     Nichido Fire & Marine Insurance Co., Ltd. ....       18,798
          8,972     Nippon Telegraph & Telephone Corp (NTT) ......      110,081
        543,000     Ono Pharmaceutical Co., Ltd. .................       20,089
      1,178,000     Pioneer Electric Corp. .......................       20,191
        126,000     Sankyo Co., Ltd. .............................        3,776
      4,202,000     Shionogi & Co., Ltd. .........................       34,397
      5,957,000     Sumitomo Marine & Fire Insurance Co., Ltd. ...       37,939
        392,500     Takefuji Corp. ...............................       65,178
      5,442,000     Toppan Printing Co., Ltd. ....................       68,299
        599,000     Yamanouchi Pharmaceutical Co. ................       27,995
                                                                     -----------
                                                                        767,812
                                                                     -----------
   NETHERLANDS (4.6%)
      1,074,100     Akzo Nobel N.V. ..............................       45,498
        329,358     Buhrmann N.V. ................................        5,539
        406,300     CSM N.V. .....................................       19,524
        826,060     Hollandsche Beton Groep N.V. .................        8,440
        859,000     ING Groep N.V. ...............................       46,626
        533,128     Philips Electronics N.V. .....................       53,620
        486,000     Royal KPN N.V. ...............................       21,285
                                                                     -----------
                                                                        200,532
                                                                     -----------
   NEW ZEALAND (0.4%)
      7,869,900     Lion Nathan Ltd. .............................       16,486
                                                                     -----------
   PORTUGAL (0.5%)
      1,203,416     Cimpor SGPS ..................................       19,852
                                                                     -----------
   SINGAPORE (1.7%)
     17,707,337     Jardine Strategic Holdings, Inc. .............       36,123
      4,988,000     United Overseas Bank Ltd. (Foreign) ..........       37,850
                                                                     -----------
                                                                         73,973
                                                                     -----------
   SPAIN (3.1%)
      6,024,300     Iberdrola ....................................       89,251
      2,789,249     Telefonica ...................................       44,618
                                                                     -----------
                                                                        133,869
                                                                     -----------
   SWEDEN (2.6%)
      2,583,550     ForeningsSparbanken AB .......................       41,945

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   SWEDEN  (cont.)
      5,728,100     Nordbanken Holding AB ........................   $   32,165
      1,471,600     Svenska Cellulosa AB, Class B ................       39,251
                                                                     -----------
                                                                        113,361
                                                                     -----------
   SWITZERLAND (8.6%)
         47,177     Cie Financiere Richemont AG, Class A .........       95,403
         25,820     Forbo Holding AG (Registered) ................       11,258
         36,901     Holderbank Financiere Glarus AG,
                      Class B (Bearer) ...........................       47,873
         48,145     Nestle (Registered) ..........................       90,374
         13,744     Schindler Holding AG (Participating
                      Certificates) ..............................       21,179
         22,355     Sulzer AG (Registered) .......................       14,107
        112,470     Swisscom AG (Registered) .....................       35,037
        194,955     UBS AG (Registered) ..........................       54,893
                                                                     -----------
                                                                        370,124
                                                                     -----------
   UNITED KINGDOM (22.0%)
      4,894,800     Allied Domecq plc ............................       27,922
      3,635,600     Allied Zurich plc ............................       42,675
        831,910     AstraZeneca Group plc ........................       34,883
      3,193,500     BAA plc ......................................       32,333
      7,380,600     BG plc .......................................       42,406
      6,265,829     Blue Circle Industries plc ...................       37,316
      3,454,600     British Telecommunications plc ...............       52,295
      4,572,377     BTR plc ......................................       22,282
      8,018,100     Bunzl plc ....................................       38,149
      1,852,975     Burmah Castrol plc ...........................       34,624
      1,839,050     Cadbury Schweppes plc ........................       12,769
      2,976,200     CGU plc ......................................       45,935
      4,237,100     Great Universal Stores plc ...................       31,948
      4,096,371     Imperial Tobacco Group plc ...................       48,893
      5,026,451     John Mowlem & Co. plc ........................        9,930
      3,969,300     National Westminster Bank plc ................       92,531
      4,859,600     Premier Farnell plc ..........................       22,641
      6,052,576     Reckitt & Colman plc .........................       75,132
      2,462,300     RMC Group plc ................................       38,024
      5,093,563     Royal & Sun Alliance Insurance Group plc .....       40,167
      6,354,200     Sainsbury (J) plc ............................       39,647
      4,524,300     Scottish Hydro-Electric plc ..................       42,195
      2,889,960     Tate & Lyle plc ..............................       17,842
      3,268,400     Wolseley plc .................................       22,680
      5,210,676     WPP Group plc ................................       48,468
                                                                     -----------
                                                                        953,687
                                                                     -----------
TOTAL COMMON STOCKS (Cost $3,281,788) ............................    4,023,934
                                                                     -----------
PREFERRED STOCKS (0.9%)
   GERMANY (0.9%)
      1,223,100     Volkswagen AG (Cost $29,217)..................       38,662
                                                                     -----------
     NO. OF                                                             VALUE
     RIGHTS                                                             (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)
   SWEDEN (0.0%)
      1,471,600     Svenska Cellulosa, Series B (Cost $0) ........   $    2,350
                                                                     -----------
TOTAL FOREIGN SECURITIES (93.8%) (Cost $3,311,005) ...............    4,064,946
                                                                     -----------
      FACE
     AMOUNT
     (000)
-------------------
SHORT-TERM INVESTMENTS (5.2%)
   REPURCHASE AGREEMENT (2.5%)
$       109,586     Chase Securities, Inc., 5.05%,
                      dated 9/30/99, due 10/01/99, to
                      be repurchased at $109,601,
                      collateralized by Federal
                      National Mortgage Association,
                      5.125%, due 2/13/04, valued at $112,235           109,586
                                                                     -----------
   TIME DEPOSITS (2.7%)
EUR     104,598     Euro Time Deposit, 12/31/99 ..................      110,508
GBP       3,026     UK Time Deposit, 12/31/99 ....................        4,888
                                                                     -----------
                                                                        115,396
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $224,982) .....................      224,982
                                                                     -----------

FOREIGN CURRENCY (0.9%)
CAD         179     Canadian Dollar ..............................          122
DKK       2,583     Danish Krone .................................          370
HKD       9,988     Hong Kong Dollar .............................        1,286
JPY   3,214,834     Japanese Yen .................................       30,110
SGD       4,767     Singapore Dollar .............................        2,804
SEK      45,953     Swedish Krona ................................        5,609
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $39,687) ............................       40,301
                                                                     -----------
TOTAL INVESTMENTS (99.9%) (Cost $3,575,674) ......................    4,330,229
                                                                     -----------
OTHER ASSETS AND LIABILITIES (0.1%)
  Other Assets ...................................................      880,298
  Liabilities ....................................................     (877,438)
                                                                     -----------
                                                                          2,860
                                                                     -----------
NET ASSETS (100%) ................................................   $4,333,089
                                                                     -----------
                                                                     -----------
CLASS A:
--------
NET ASSETS .......................................................   $4,298,643
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 214,255,125 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) ...................   $    20.06
                                                                     -----------
                                                                     -----------
CLASS B:
--------
NET ASSETS .......................................................   $   34,446
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,722,766 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) ...................   $    19.99
                                                                     -----------
                                                                     -----------

--------------------------------------------------------------------------------

EUR -- Euro
GBP -- British Pound
RNC -- Non-Convertible Savings Shares
Foreign -- Prior governmental approval for foreign investments may be required under certain circumstances.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO



COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------
                               [CHART]

Australia                        (2.6%)
Belgium                          (0.3%)
Denmark                          (0.5%)
Finland                          (1.7%)
France                           (9.4%)
Germany                          (6.8%)
Hong Kong                        (1.4%)
Ireland                          (0.8%)
Italy                            (3.3%)
Japan                           (30.0%)
Netherlands                      (3.7%)
New Zealand                      (0.1%)
Portugal                         (1.5%)
Singapore                        (1.9%)
Spain                            (2.7%)
Sweden                           (3.7%)
Switzerland                      (7.4%)
United Kingdom                  (19.3%)
Other                            (2.9%)


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------------

                                TOTAL RETURNS(2)
                          ----------------------------
                                              AVERAGE
                                              ANNUAL
                                    ONE        SINCE
                           YTD      YEAR     INCEPTION
                          -----    ------    ---------
PORTFOLIO -- CLASS A...   11.80%   23.33%      9.61%
PORTFOLIO -- CLASS B...   11.58    22.98       9.32
INDEX .................    8.53    30.95      10.18


1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the nine months ended September 30, 1999, the Portfolio had a total return of 11.80% for the Class A shares and 11.58% for the Class B shares compared to 8.53% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 23.33% for the Class A shares and 22.98% for the Class B shares compared to 30.95% for the Index. For the period since inception on March 15, 1996 through September 30, 1999, the average annual total return of Class A shares was 9.61% and 9.32% for Class B shares compared to 10.18% for the Index.

The Portfolio outperformed the Index during the third quarter as the Portfolio had a total return of 5.43% for the Class A shares and 5.37% for the Class B shares compared to 4.39% for the Index. Portfolio outperformance is attributable primarily to strong stock selection within Europe and Japan, with additional contribution from regional allocation. Global economic healing continued into the third quarter as jitters about a deflationary environment were replaced with concern about possible inflation. Central banks started to take back the easings seen last year, with the U.S. Fed leading the charge with two interest rate increases in as many months in an effort to squelch possible inflationary trends in the persistently robust U.S. economy. Asian markets, which had led the developed market universe during the first half of 1999 succumbed to pressure from tightening interest rates and saw the poorest performance within the Index. The Pacific Free ex-Japan Index fell 5.5% in U.S. dollar terms (-4.8% in local currency). Despite increasing signs of economic revitalization and strengthening currencies, much of Europe languished during the third quarter, falling 2.4% in local currency, but rising 1.2% in U.S. dollars due to the Euro's 3% appreciation versus the dollar. Japan was the single stand-out market during the third quarter, appreciating 15.8% in U.S. dollars (+1.9% local currency) on signs of tangible corporate restructuring efforts and positive economic growth during the first half of 1999, as well as the strength of the yen.


-------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)


The Portfolio began the third quarter underweight to Europe (64% vs. 69%), overweight to Japan (27% vs. 24%,) and slightly overweight to Asia ex-Japan (7.1% vs. 6.6%) versus the Index. During the course of the third quarter we decreased our allocation to Asia ex-Japan, positioning the Portfolio in a neutral stance to the market. We maintained our underweight to Europe while decreasing the magnitude of our overweight position in Japan. In general, this regional allocation stance benefited Portfolio returns as Japan outperformed all EAFE regions, while Europe and Asia ex-Japan were relative underperformers.

European performance benefited from strong stock selection in consumer goods and capital equipment industries which surged on signs of economic revitalization. Schneider (France, +30%), the world's largest maker of industrial control equipment, saw first half profits exceed forecasts as efforts to cut costs paid off. Autoliv (Sweden, +24%), worldwide leader in automotive safety systems, witnessed growth in sales of their side-impact airbags and Michelin (France, +15%) rose on improving prospects for global demand. Selected consumer defensives also added to performance as the merger of Reckitt & Colman (+19%) with Benckiser (+17%) pushed both stocks up. This union was looked upon favorably due to Benckiser's strong management and complementary products which will make it one of the largest players in the household products market. Richemont (Switzerland, +5%) and Nestle (Switzerland, +4.3%), both large Portfolio holdings, showed their defensive qualities by rising in a difficult market.

Detractors from performance in Europe included our underweight in the telecommunications industry which, for the most part, has overextended valuations. However, the telecom companies we do hold suffered poor performance as Telecom Italia (-15%) weakened following news that shares in its mobile subsidiary would be transferred to Olivetti's acquisition vehicle, Tecnost, to decrease leverage. Although legal, this maneuver has been criticized for its treatment of minority shareholders. Swisscom (-17%) and British Telecom (-8%) were also weak with the latter impacted by fears of rising interest rates. UK catalogue retailer Great Universal Stores (-30%) fell on deteriorating fundamentals. However, we believe management can transform the business and see tremendous value in this stock.

Japanese stock selection was a major contributor to Portfolio outperformance as companies such as Fujitsu (+55%), Ricoh (+27%), TDK (+27%), Rohm (+36%) and Sony (+39%) rallied to record highs over the course of the third quarter. Restructuring efforts and earnings momentum rewarded many technology related companies and we believe that the leadership in the market from these Japanese "Generals" was very significant and supports our view that investors still need to be highly selective in their investments for Japanese equities. Detractors from performance included our avoidance of the banking sector which we feel is appreciating on a buying frenzy following August's announced merger by Industrial Bank of Japan, Dai- Ichi Kangyo Bank and Fuji Bank, and not based on fundamental improvements. The yen's steep 12% appreciation against the dollar last quarter impacted export- oriented companies which also detracted from overall results.

During the third quarter we added to our position in Singapore while reducing exposure to Hong Kong. This strategy served the Portfolio well as Singapore was the relative outperformer of the region falling 3.6% in U.S. dollars (-3.7% local currency). Strong earnings in the electronics and banking sectors as well as a firming of the real estate market helped to keep the market from falling as far as some of its peers in response to U.S. interest rate increases.

In the third quarter, European equities outperformed the world by 3% and the U.S. equity market by 9%, thanks in part to a firmer Euro against the dollar. The European economic recovery began to gather steam in earnest during the third quarter, but continued to be uneven as core Germany trailed many of its counterparts. However, recent data releases suggest that the tide may be turning. Germany's August survey of business confidence (the Ifo Survey) recovered sharply as industrial production, manufacturing orders, plant and machinery orders and exports were all stronger than expected. Additionally, macroeconomic reforms are starting to impact the economy with the corporate tax rate set to fall from 56% to 36% in 2002. This, combined with potential restructuring, particularly in the banking sector, should help the German market. Although we expect the ECB to raise rates in the near- term, monetary policy in the Euro-zone remains highly stimulative with the yield curve the most positively sloped in three years.

The Portfolio is well positioned to reap the potential benefits of the developing European economic recovery. We maintain an underweight to mega caps in Europe due to the excessive valuation premiums generally accorded these companies. In the year-to-date, the mega cap component of the MSCI Europe Index (companies over $20 billion in market cap) has declined 2.7% versus a rise of 6% for the small and mid cap segments (companies below $2 billion in market cap). The improving European economic growth coupled with rising merger and acquisition activity should

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)


continue the trend seen thus far this year in performance favoring small and mid cap companies. The Portfolio is poised to take advantage of this trend as our concentration remains in the small, mid and large cap segments of the market and in cyclical industries which have historically flourished during times of economic expansion. As Europe's recovery begins to fully materialize in 2000 we would consider increasing our exposure to that region accordingly.

Although employing a hands-off monetary policy during recent yen strength, we believe the Japanese government is prepared to provide additional fiscal stimulus in light of upcoming elections and the Okinawa G7 Summit next year. This should help sustain the growth seen in the first quarter's surprise 8% annualized GDP followed by a 0.2% increase for the second quarter of 1999, both significantly higher than market expectations. If we are correct in these assumptions, Japan is likely to see further equity commitments in the near future as evidence of a sustainable recovery continues to mount. We believe the next leg of the market recovery will witness a polarization within individual stocks and within sectors as winners and losers emerge from recent measures to fully deregulate domestic industries. Given this scenario, we would consider adding select domestic related sectors such as housing, retailing and manufacturing to the Portfolio. On an individual company level, we believe restructuring efforts, in particular for the leading companies or "Generals", will produce upward revisions in earnings, particularly during the next six-month period. However, with volatile foreign exchange markets and Y2K fears during the fourth quarter of 1999, returns for Japanese equities are expected to be modest.

As global economic growth continues, Asian economies should experience continued recovery. Positives include bank recapitalization and restructuring in Japan which could provide enhanced investment opportunities in non-Japan Asia through outsourcing, and stronger than expected import demand from the U.S. and Europe. We continue to monitor Asian risk factors such as the large supply of upcoming equity offerings and the danger that economic recovery will lessen the will to implement needed economic and corporate level reforms. Several local level reforms also look promising for the strength of the equity markets. In Singapore, the fusion of foreign and local bank shares should facilitate bank mergers, which will reduce excess capacity and allow major cost cutting. Shareholder value is beginning to surface as vital for corporations; government linked corporations are implementing guidance from the authorities to streamline their businesses and boost returns on equity. Banks in Hong Kong have significantly strengthened their balance sheets during the recession, and are as liquid as they have been in years. The most affordable residential property market of the past decade and better consumer and business confidence should be an additional boon for the market.

As we begin the last quarter of the century, we believe the Portfolio is well positioned to benefit from the economic recovery evidenced in the developed international world. We open the fourth quarter with an underweight to Europe (62.9% versus 65.8%), but given a sustained level of economic growth, would consider moving to a more neutral stance versus the Index. In Japan we are closely monitoring signs of corporate restructuring and economic revitalization and are optimistic about the long-term. We remain 2% overweight relative to the Index (30.0% vs. 28.3%). The Portfolio is neutral-weighted in Asia ex- Japan (5.9% vs. 6.0%), and we look to these markets to reap the potential benefits of a sustained global economic recovery during the year 2000.

Francine J. Bovich
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT (UNAUDITED)
SEPTEMBER 30, 1999
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO
-------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                                                               (000)
-------------------------------------------------------------------------------
COMMON STOCKS (95.3%)
   AUSTRALIA (2.6%)
         14,700     AMP Ltd. ......................................  $     137
          7,250     Brambles Industries Ltd. ......................        210
         39,500     Broken Hill Proprietary Co., Ltd. .............        455
         49,800     Coca-Cola Amatil Ltd. .........................        175
         31,100     Commonwealth Bank Of Australia ................        490
        142,100     Fosters Brewing Group Ltd. ....................        401
         17,910     Lend Lease Corp., Ltd. ........................        219
         97,600     Macquarie Corporate Telecommunications
                      Holdings Ltd. ...............................        105
         43,030     National Australia Bank Ltd. ..................        630
         65,650     News Corp., Ltd. ..............................        461
        324,200     Normandy Mining Ltd. ..........................        288
         75,500     Qantas Airways Ltd. ...........................        237
         29,900     Rio Tinto Ltd. ................................        507
        121,400     Telstra Corp., Ltd. ...........................        629
         60,500     Westpac Banking Corp. .........................        373
                                                                     ----------
                                                                         5,317
                                                                     ----------
   BELGIUM (0.3%)
         11,280     Fortis (B) ....................................        367
          5,675     G.I.B. Group S.A. .............................        246
                                                                     ----------
                                                                           613
                                                                     ----------
   BERMUDA (0.0%)
         21,800     Dao Heng Bank Group Ltd. ......................        100
                                                                     ----------
   DENMARK (0.5%)
          8,900     Novo-Nordisk A/S, Class B .....................      1,057
                                                                     ----------
   FINLAND (1.7%)
         11,023     KCI Konecranes International ..................        299
          5,880     Kone Oyj, Class B .............................        774
        250,280     Merita Ltd., Class A ..........................      1,406
         30,400     Sampo Insurance Co., plc, Class A .............      1,010
                                                                     ----------
                                                                         3,489
                                                                     ----------
   FRANCE (9.4%)
          4,950     Alcatel Alsthom ...............................        682
          8,520     Axa ...........................................      1,077
          9,750     Banque Nationale de Paris .....................        778
          4,101     Cie de Saint Gobain ...........................        764
         29,672     Cie Generale des Establissements
                      Michelin, Class B. ..........................      1,400
         73,500     CNP Assurances ................................      2,164
          8,360     Elf Aquitaine .................................      1,522
         15,450     France Telecom ................................      1,355
          5,250     Groupe Danone .................................      1,277
         21,510     Pernod Ricard .................................      1,444
         31,590     Rhone-Poulenc, Class A ........................      1,631
         28,250     Schneider .....................................      2,065
          3,780     Suez Lyonnaise des Eaux .......................        611
         21,640     Total Fina, Class B ...........................      2,718
                                                                     ----------
                                                                        19,488
                                                                     ----------
   GERMANY (5.0%)
         12,940     Adidas-Salomon AG .............................      1,104
         28,170     BASF AG .......................................      1,205
         21,100     Bayerische Hypo Uno Vereinsbank AG ............      1,240
         22,815     Bewag Aktiengesellschaft AG ...................  $     339
         29,250     Deutsche Telekom AG ...........................      1,178
         36,415     Hoechst AG ....................................      1,537
          4,520     Mannesmann AG .................................        708
         13,900     Schering AG ...................................      1,521
         25,790     Volkswagen AG .................................      1,433
                                                                     ----------
                                                                        10,265
                                                                     ----------
   HONG KONG (1.4%)
         50,700     Asia Satellite Telecommunications Holdings Ltd.        129
        123,200     Cable & Wireless HKT Ltd. .....................        270
        110,000     Cathay Pacific Airways Ltd. ...................        198
         43,400     Cheung Kong Holdings Ltd. .....................        362
        101,200     China Telecom Ltd. ............................        312
         12,300     HSBC Holdings Plc .............................        141
         65,100     Hutchison Whampoa Ltd. ........................        606
         48,300     Li & Fung Ltd. ................................        146
         48,800     New World Development Co., Ltd. ...............        107
         28,600     Smartone Telecommunications ...................         88
         32,000     Sun Hung Kai Properties Ltd. ..................        244
         20,200     Swire Pacific Ltd., Class A ...................         96
         30,000     Television Broadcasts Ltd. ....................        128
                                                                     ----------
                                                                         2,827
                                                                     ----------
   IRELAND (0.8%)
        200,080     Bank of Ireland ...............................      1,629
                                                                     ----------
   ITALY (3.3%)
         84,235     Banca Popolare Di Bergamo S.p.A. ..............      1,865
        103,700     Marzotto (Gaetano) & Figli S.p.A. .............        799
        173,290     Mediaset S.p.A. ...............................      1,769
         43,700     Telecom Italia Mobile S.p.A. ..................        271
        240,410     Telecom Italia S.p.A. (RNC) ...................      2,088
                                                                     ----------
                                                                         6,792
                                                                     ----------
   JAPAN (30.0%)
         25,500     Aiwa Co., Ltd. ................................        748
         89,000     Amada Co., Ltd. ...............................        619
         58,000     Canon, Inc. ...................................      1,684
         86,000     Casio Computer Co., Ltd. ......................        652
         57,000     Dai Nippon Printing Co., Ltd. .................      1,057
        161,000     Daicel Chemical Industries Ltd. ...............        588
         84,000     Daifuku Co., Ltd. .............................        535
         83,000     Daikin Industries Ltd. ........................      1,003
         18,000     FamilyMart Co., Ltd. ..........................        947
         35,000     Fuji Machine Manufacturing Co. ................      1,672
         49,000     Fuji Photo Film Ltd. ..........................      1,675
         73,000     Fujitec Co., Ltd. .............................        978
         82,000     Fujitsu Ltd. ..................................      2,550
        106,000     Furukawa Electric Co. .........................        630
         50,000     Hitachi Credit Corp. ..........................      1,033
        182,000     Hitachi Ltd. ..................................      2,011
        122,000     Kaneka Corp. ..................................      1,565
         43,000     Kurita Water Industries Ltd. ..................        870
         20,600     Kyocera Corp. .................................      1,563
         33,000     Kyudenko Corp., Ltd. ..........................        155
         58,000     Lintec Corp. ..................................        698
         91,000     Matsushita Electric Industrial Co., Ltd. ......      1,930

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT (UNAUDITED)
SEPTEMBER 30, 1999
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                                                               (000)
-------------------------------------------------------------------------------
   JAPAN  (CONT.)
         83,000     Minebea Co., Ltd. .............................  $   1,053
        176,000     Mitsubishi Chemical Industries ................        671
         77,000     Mitsubishi Estate Co., Ltd. ...................        780
        198,000     Mitsubishi Heavy Industries Ltd. ..............        760
         58,000     Mitsumi Electric Co., Ltd. ....................      1,738
        127,000     NEC Corp. .....................................      2,551
         59,000     Nifco, Inc. ...................................        794
         15,100     Nintendo Corp., Ltd. ..........................      2,401
            159     Nippon Telegraph & Telephone Corp.(NTT) .......      1,951
        213,000     Nissan Motor Co., Ltd. ........................      1,287
         18,000     Nissei Sangyo .................................        282
         43,000     Nissha Printing Co., Ltd. .....................        292
         34,000     Ono Pharmaceutical Co., Ltd. ..................      1,258
        105,000     Ricoh Co., Ltd. ...............................      1,819
         26,700     Rinnai Corp. ..................................        681
          5,200     Rohm Co. ......................................      1,084
         23,000     Ryosan Co. ....................................        635
         18,000     Sangetsu Co., Ltd. ............................        386
         59,000     Sankyo Co., Ltd. ..............................      1,768
        123,000     Sanwa Shutter Corp. ...........................        651
        110,000     Sekisui Chemical Co. ..........................        619
         91,000     Sekisui House Co., Ltd. .......................      1,024
         93,000     Shin-Etsu Polymer Co., Ltd. ...................        662
         18,400     Sony Corp. ....................................      2,742
         66,000     Suzuki Motor Co., Ltd. ........................      1,069
         16,000     TDK Corp. .....................................      1,848
        245,000     Toshiba Corp. .................................      1,820
         35,000     Toyota Motor Corp. ............................      1,111
        108,000     Tsubakimoto Chain Co. .........................        520
         79,000     Yamaha Corp. ..................................        736
         39,000     Yamanouchi Pharmaceutical Co., Ltd. ...........      1,823
                                                                     ----------
                                                                        61,979
                                                                     ----------
   NETHERLANDS (3.7%)
         16,550     ABN Amro Holding N.V. .........................        372
         44,075     Akzo Nobel N.V. ...............................      1,867
         47,810     ING Groep N.V. ................................      2,595
         13,050     Koninklijke KPN NV ............................        571
         14,513     Koninklijke (Royal) Philips Electronics N.V. ..      1,460
         35,450     Laurus N.V. ...................................        815
                                                                     ----------
                                                                         7,680
                                                                     ----------
   NEW ZEALAND (0.1%)
         55,500     Telecom Corp. of New Zealand Ltd. .............        219
                                                                     ----------
   PORTUGAL (1.5%)
         31,310     Banco Commercial Portugues (Registered) .......        843
         97,240     Electricidade de Portugal S.A. ................      1,534
          6,560     Telecel Comunicacoes Pessoais .................        809
                                                                     ----------
                                                                         3,186
                                                                     ----------
   SINGAPORE (1.9%)
         54,000     City Developments Ltd. ........................        275
         63,965     DBS Group Holdings ............................        730
         81,000     Natsteel Electronics Ltd. .....................        303
        135,000     Neptune Orient Lines Ltd. (Foreign) ...........        162
         36,000     Oversea-Chinese Banking Corp. (Foreign) .......  $     279
         54,816     Overseas Union Bank (Foreign) .................        243
         36,000     Sembcorp Logistics Ltd. .......................        110
         37,000     Singapore Airlines Ltd. .......................        361
         27,000     Singapore Press Holdings Ltd. .................        426
        183,000     Singapore Telecommunications Ltd. .............        334
         32,000     United Overseas Bank Ltd. (Foreign) ...........        243
         45,000     Venture Manufacturing Ltd. ....................        392
                                                                     ----------
                                                                         3,858
                                                                     ----------

   SPAIN (2.7%)
         10,650     Banco Popular Espanol S.A. ....................        735
         77,400     Banco Santander Central HispanoS.A. ...........        800
         66,410     Endesa ........................................      1,261
         91,500     Iberdrola .....................................      1,355
         96,190     Telefonica ....................................      1,539
                                                                     ----------
                                                                         5,690
                                                                     ----------
   SWEDEN (3.7%)
         42,090     Autoliv, Inc. SDR .............................      1,588
        102,450     ForeningsSparbanken AB ........................      1,663
        185,890     Nordbanken Holding AB .........................      1,044
         63,480     Svedala Intrustri AB ..........................      1,247
        154,950     Svenska Handelsbanken, Class A ................      2,166
                                                                     ----------
                                                                         7,708
                                                                     ----------
   SWITZERLAND (7.4%)
          1,930     Cie Financiere Richemont AG, Class A ..........      3,903
          1,575     Holderbank Financiere Glarus AG,
                      Class B (Bearer) ............................      2,043
          2,010     Nestle (Registered) ...........................      3,773
          1,645     Novartis AG (Registered) ......................      2,438
            460     Schindler Holding AG (Registered) .............        750
          3,590     Swisscom AG ...................................      1,118
          4,730     UBS AG (Registered) ...........................      1,332
                                                                     ----------
                                                                        15,357
                                                                     ----------
   UNITED KINGDOM (19.3%)
        400,680     Aegis Group plc ...............................        825
        241,150     Allied Domecq plc .............................      1,376
        159,250     Allied Zurich plc .............................      1,869
         41,340     AstraZeneca Group plc .........................      1,733
         77,900     BAA plc .......................................        789
        133,120     Bank of Scotland ..............................      1,588
         36,940     Barclays plc ..................................      1,084
        215,405     BG plc ........................................      1,238
         75,340     BOC Group plc .................................      1,570
         47,400     Boots Co. plc .................................        528
        165,050     British Telecommunications plc ................      2,498
         50,980     Burmah Castrol plc ............................        953
        104,590     Capital Radio plc .............................      1,519
        391,700     Centrica plc ..................................      1,075
        129,010     Diageo plc ....................................      1,318
         24,060     Glaxo Wellcome plc ............................        627
        211,970     Great Universal Stores plc ....................      1,598
        372,210     Halma plc .....................................        705
        167,960     Imperial Tobacco Group plc ....................      2,005
         89,900     Lloyds TSB Group plc ..........................      1,117

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT (UNAUDITED)
SEPTEMBER 30, 1999
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                                                               (000)
-------------------------------------------------------------------------------
   UNITED KINGDOM  (CONT.)
         37,000     National Westminster Bank plc .................  $     862
        102,140     Prudential Corp. plc ..........................      1,569
        241,150     Punch Taverns Finance plc .....................         --
        376,676     Reckitt & Colman plc ..........................      4,676
         94,800     Royal & Sun Alliance Insurance Group plc ......        748
         37,340     Sainsbury (J) plc .............................        233
        162,440     Scottish & Southern Energy plc ................      1,515
        175,300     Shell Transport & Trading Co. plc .............      1,310
        109,200     Smith & Nephew plc ............................        344
         93,400     SSL International plc .........................      1,099
         53,400     Tesco plc .....................................        167
        155,090     WPP Group plc .................................      1,443
                                                                     ----------
                                                                        39,981
                                                                     ----------
TOTAL COMMON STOCKS (Cost $173,634) ...............................    197,235
                                                                     ----------
PREFERRED STOCKS (1.8%)
   GERMANY (1.8%)
         15,480     Fresenius AG                                         2,677
         18,350     Henkel KGaA-Vorzug                                   1,170
                                                                     ----------
TOTAL PREFERRED STOCKS (COST $4,244)                                     3,847
                                                                     ----------
TOTAL FOREIGN SECURITIES (97.1%) (COST $177,878)                       201,082
                                                                     ----------

      FACE
     AMOUNT
      (000)
  --------------
SHORT-TERM INVESTMENT (1.8%)
   REPURCHASE AGREEMENT (1.8%)
$         3,659     Chase Securities, Inc. 5.05%, dated
                      9/30/99, at $3,660, due 10/01/99,
                      to be repurchased collateralized by
                      U.S. Treasury Bonds, 6.375%,
                      due 8/15/27, valued at $3,689
                      (Cost $3,659)  ..............................      3,659
                                                                     ----------
FOREIGN CURRENCY (0.2%)
GBP          81     British Pound .................................  $     134
DKK         195     Danish Krone ..................................         28
EUR          72     Euro ..........................................         77
HKD         785     Hong Kong Dollar ..............................        101
SGD          68     Singapore Dollar ..............................         40
                                                                     ----------
TOTAL FOREIGN CURRENCY (Cost $378) ................................        380
                                                                     ----------
TOTAL INVESTMENTS (99.1%) (Cost $181,915) .........................    205,121
                                                                     ----------
OTHER ASSETS AND LIABILITIES (0.9%)
  Other Assets ....................................................     62,157
  Liabilities .....................................................    (60,384)
                                                                     ----------
                                                                         1,773
                                                                     ----------
NET ASSETS (100%) .................................................  $ 206,894
                                                                     ----------
                                                                     ----------
CLASS A:
---------
NET ASSETS ........................................................  $ 180,610
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 13,994,706 outstanding $0.001
   par value shares (authorized 500,000,000 shares) ...............  $   12.91
                                                                     ----------
                                                                     ----------
CLASS B:
--------
NET ASSETS ........................................................  $  26,284
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 2,046,167 outstanding $0.001
   par value shares (authorized 500,000,000 shares) ...............  $   12.85
                                                                     ----------
                                                                     ----------
-------------------------------------------------------------------------------

RNC -- Non-Convertible Savings Shares
SDR -- Swedish Depositary Receipt
Foreign  -- Prior governmental approval for foreign investments may be required under certain circumstances.

-------------------------------------------------------------------------------
FUTURES CONTRACTS:
At September 30, 1999 the following futures contracts were open:

                                                                    NET
                                                                  UNREALIZED
                          NUMBER      AGGREGATE                  APPRECIATION
                            OF        FACE VALUE   EXPIRATION   (DEPRECIATION)
                         CONTRACTS      (000)         DATE           (000)
                         ---------    ----------   ----------   --------------
LONG
CAC 40 Index
   (France)                   9        U.S.$ 427      Dec-99          (9)
DAX Index
   (Germany)                  3        U.S.$ 403      Dec-99         (16)
FT-SE Index (United
   Kingdom)                   9        U.S.$ 931      Dec-99          35
MIB 30 Index (Italy)          1        U.S.$ 177      Dec-99          (2)
                                                                    ----
                                                                    $  8
                                                                    ----
                                                                    ----

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO



COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                [CHART]

Australia                        (10.2%)
Denmark                          (1.0%)
Finland                          (6.1%)
France                           (7.2%)
Germany                          (6.9%)
Hong Kong                        (2.7%)
Ireland                          (2.5%)
Italy                            (4.0%)
Japan                           (20.7%)
Netherlands                      (6.5%)
New Zealand                      (2.4%)
Norway                           (1.9%)
Singapore                        (0.7%)
Spain                            (1.4%)
Sweden                           (2.7%)
Switzerland                      (5.9%)
United Kingdom                  (13.2%)
Other                            (4.0%)



PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
------------------------------------------

                            TOTAL RETURNS(2)
                ---------------------------------------
                                   AVERAGE     AVERAGE
                                   ANNUAL      ANNUAL
                          ONE       FIVE        SINCE
                 YTD      YEAR      YEARS     INCEPTION
                -----    ------    -------    ---------
PORTFOLIO ....  27.06%   38.34%     8.35%      14.01%
INDEX ........  17.58    33.58     -2.67        4.61


1. The MSCI EAFE Small Cap Index is an unmanaged arithmetic market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East. (this index is a price only index and does not include dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

For the nine months ended September 30, 1999, the Portfolio had a total return of 27.06% compared to 17.58% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 38.34% compared to 33.58% for the Index. For the five-year period ended September 30, 1999, the average annual total return for the Portfolio was 8.35% compared to -2.67% for the Index. For the period since inception on December 15, 1992 through September 30, 1999, the average annual total return for the Portfolio was 14.01% compared to 4.61% for the Index.

For the three months ended September 30, 1999, the Portfolio had a total return of 10.53% compared to 4.92% for the Index, outperforming by 5.61%. International small caps (+17.6%) have significantly outperformed international large caps (+8.5%) so far this year as the economies of Europe and Japan have strengthened. In addition, Japanese small caps have risen 45% this year which has favorably impacted the Index since its weight to Japan is 34% versus 26% in the large cap Index.

Stock selection was strongly positive in both Europe and the Pacific Basin in the third quarter. In Europe, key contributions came from Switzerland, France, Finland and Spain. In the Pacific Basin, Australia was again a standout while our underweight to Singapore (0.89% versus 4.95% in the Index) was strongly positive in light of Singapore's 18% decline in the quarter.

From a sector standpoint, the Portfolio's long standing overweights to three key industries continued to dominate our investment results: broadcasting & publishing, business and public services, and electrical & electronics. In media, Edipresse (+38%), Informa Group (14%) and Capital Radio (+10%) all outperformed. Asia Securities Printing rose 75% for the quarter, benefiting from increased demand for IPO documentation in Japan. Asatsu Inc. (+24%, advertising agency) and Italy's Buffetti (+27%, office supplies) were two other strong performing service companies.

Positive stock selection in Australia (+40% versus 5% for the Index) was led by Erg (+121%, automated fare collection and telecom equipment) following new contracts


-------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE SMALL CAP INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN
IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE
WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)

it announced with U.K. and Australian companies and Solution 6 (+54%, accounting software). Our underweight to Japan (19% versus 34% in Index) was a negative given strong Japanese small cap performance and the 13.7% rise in the yen. However, our strong stock selection (+20% versus 13% for the Index) acted to offset our yen underweight. Aiful (+39% consumer finance) rose on the back of rising confidence regarding the Japanese banking sector. New holding Pacific Metals (ferra-nickel producer, +189%), rose following a rise in the nickel price coupled with a radical restructuring.

The Portfolio's underweight to consumer cyclicals was also a negative, as well as stock selection within basic industry. Norway's Kverneland Asa (-17%, producer of round bale wrappers for grass products) is expected to strengthen its position in the market and to increase development of new product lines, following the pending takeover of Finland's NHK.

Efforts to raise our weighting to Japan recently have been frustrated by an MSCI Index composition change which has had the effect of raising further the weight of Japan in the MSCI EAFE Small Cap Index. At quarter end Japan represented 43.7% of the Index versus 21.3% of our Portfolio. Despite our long held concerns about Japan's structural problems, our conviction is building for investment opportunities resulting from the evolving restructuring story in Japan.

Following recent company visits to Japan, we increased, this quarter, our exposure to selected restructuring areas of the Japanese economy. Pacific Metals is a recent purchase that typifies the opportunity restructuring plays present for the Portfolio. The company is a ferra-nickel producer (the last remaining pure play in the world). The company was priced for the bottom of the cycle with no value ascribed to a potential restructuring which we anticipated having visited management. Following our purchase, the company recently announced a massive restructuring: eliminating 75% of the workforce, reducing costs by 30% and closing 40% of its businesses. This is nothing short of a revolution and has sent us a strong message regarding the potential for further corporate restructuring, the value of which remains high, even in a slow growth environment. We believe investors have been slow to come to grips with the changes going on in the cyclical sectors of Japan despite the recent strength of these sectors in the market. We will continue to search for opportunities to add exposure to Japan while keeping in mind our requirement for identifiable catalysts.

In Europe, corporate activity continues to dominate performance with two holdings in the Portfolio recently acquired - Dauphin (outdoor advertiser) by Clear Channel Communications of the U.S. and Tag Huer (watches) by luxury goods company LVMH. We maintain an overweight to the Euro-zone countries on the basis of attractive relative value and company quality. Outside the Euro, we are neutral weight in the U.K. and overweight Switzerland and Sweden as a result of our bottom-up stock selection process.

The Portfolio remains defensively oriented, notwithstanding a reduction, in the quarter, of our underweight to materials (building materials, chemicals, paper & metals) from 65% of benchmark to 85% driven mostly from an increase in our Japanese cyclical exposure. We have no energy exposure although the sector is not featured in the Index at only a 1.2% weight. Our underweight to capital equipment (20.7% versus 24.3% in the Index) widened in the third quarter following partial sales of ERG and Disco, some of our recent best performers. Consumer goods remain overweighted with the emphasis in the Portfolio on food & household products (eg. Benckiser, Holland). Services are likewise overweighted. Broadcasting and publishing and business and public services combined are 20% of the Portfolio compared with 9% in the Index.

Despite the strong performance of international small caps relative to international large caps this year, the key drivers of small cap performance look to be still very much in place. They are:

- Small caps on widest valuation discount to large caps in last ten years

- Merger & acquisition activity unlocking small cap value

- Corporate restructuring and "tough decisions" provide a catalyst

- Japanese small cap strength has been narrowly focussed, plenty of value and restructuring still on offer.


Margaret Naylor
PORTFOLIO MANAGER

Willem Vinke
PORTFOLIO MANAGER

Nathalie Degans
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT (UNAUDITED)
SEPTEMBER 30, 1999
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                                                               (000)
-------------------------------------------------------------------------------
COMMON STOCKS (93.1%)
   AUSTRALIA (10.2%)
      1,805,900     Ausdoc Group Ltd. .............................  $   2,888
      1,229,402     Australian Hospital Care Ltd. .................        473
        365,530     BRL Hardy Ltd. ................................      1,623
      3,599,735     E.R.G. Ltd. ...................................     14,803
      1,691,770     Henry Walker Group Ltd. .......................      1,944
        842,500     Neverfail Springwater Ltd. ....................      1,430
        464,600     Pacific Dunlop Ltd. ...........................        698
      7,490,464     Parbury Ltd. ..................................      1,393
      1,116,100     Ramsay Health Care Ltd. .......................        605
      1,521,111     Skilled Engineering Ltd. ......................      3,038
        518,200     Solution 6 Holdings Ltd. ......................      1,852
                                                                     ----------
                                                                        30,747
                                                                     ----------
   DENMARK (1.0%)
         69,695     Sydbank A/S                                          3,143
                                                                     ----------
   FINLAND (6.1%)
         87,308     KCI Konecranes International ..................      2,369
         44,273     Kone Oyj, Class B .............................      5,829
        291,630     Metsa Tissue Oyj ..............................      3,724
         51,092     Metso Oyj .....................................        577
         80,000     Perlos Oyj ....................................      1,077
        503,208     Rapala Normark Corp. ..........................      3,428
        163,770     Teleste Oyj ...................................      1,569
                                                                     ----------
                                                                        18,573
                                                                     ----------
  FRANCE (7.2%)
         34,569     Algeco ........................................      2,870
         24,500     Chargeurs .....................................      1,499
         24,583     De Dietrich et Compagnie ......................      1,588
        113,093     Europeene d'Extincteurs .......................      6,054
         90,490     Legris Industries .............................      3,660
        131,650     Neopost S.A. ..................................      3,909
         30,370     SPIR Communication ............................      2,247
                                                                     ----------
                                                                        21,827
                                                                     ----------
   GERMANY (4.0%)
         66,798     Beru AG .......................................      1,294
         12,354     GfK AG ........................................        311
         27,027     Kamps AG ......................................      1,645
        106,238     Marseille-Kliniken AG .........................      1,333
         17,034     Philip Holzman AG .............................      2,865
        137,619     Winkler & Duennebier AG .......................      3,347
         34,670     Zapf Creation AG ..............................      1,221
                                                                     ----------
                                                                        12,016
                                                                     ----------
    HONG KONG (2.7%)
        606,000     Asia Satellite Telecommunications
                      Holdings Ltd. ...............................      1,545
      1,006,000     Li & Fung Ltd. ................................      3,043
        410,000     SmarTone Telecommunications Holdings Ltd. .....      1,262
      7,657,000     Vitasoy International Holdings Ltd. ...........      2,341
                                                                     ----------
                                                                         8,191
                                                                     ----------
   IRELAND (2.5%)
      1,777,527     Anglo Irish Bank Corp. plc (British
                      Pound Shares) ...............................      4,370
        539,556     Green Property plc ............................  $   3,130
                                                                     ----------
                                                                         7,500
                                                                     ----------
   ITALY (4.0%)
        141,700     Banca Popolare Di Bergamo S.p.A. ..............      3,137
        943,300     Buffetti S.p.A ................................      7,590
        459,000     Sogefi S.p.A. .................................      1,126
         45,550     Vincenzo Zucchi S.p.A. (NCS) ..................        201
                                                                     ----------
                                                                        12,054
                                                                     ----------
   JAPAN (20.7%)
         53,000     Aiful Corp. ...................................      9,010
        272,300     Asatsu-DK, Inc. ...............................      8,875
        342,000     Asia Securities Printing Co., Ltd. ............      5,285
         11,500     Disco Corp. ...................................      1,422
        231,000     Foster Electric Co., Ltd. .....................      1,685
         29,400     Fujimi, Inc. ..................................      1,514
         42,500     H.I.S. Co., Ltd. ..............................      2,030
        844,000     Hankyu Realty Co., Ltd. .......................      3,533
        318,000     Hanshin Department Stores Ltd. ................      1,281
        727,000     Japan Oil Transportation Co., Ltd. ............      1,369
         80,000     Kirin Beverage Corp. ..........................      1,379
        174,600     Maezawa Kasei Industries ......................      2,813
        130,200     Nichiha Corp. .................................      1,500
         75,000     Nifco, Inc. ...................................      1,009
         31,000     Nippon Broadcasting System, Inc. ..............      2,323
        915,000     Nissan Fire & Marine Insurance Co. ............      2,657
        188,000     Nissei Industries .............................      1,673
         50,100     Osaka Steel Co., Ltd. .........................        271
      2,144,000     Pacific Metals Co., Ltd. ......................      4,819
         32,300     Rock Field Co., Ltd. ..........................      1,603
        136,000     Sotoh Co., Ltd. ...............................        790
        150,000     Tasaki Shinju Co., Ltd. .......................        812
        650,000     Toc Co. .......................................      4,980
                                                                     ----------
                                                                        62,633
                                                                     ----------
   NETHERLANDS (6.5%)
        106,706     Ahrend Groep N.V. .............................      1,459
        113,245     Apothekers Cooperatie OPG .....................      2,483
         32,503     Atag Holding N.V. .............................        502
        103,820     Benckiser N.V., Class B .......................      6,447
         65,150     GTI Holding N.V. ..............................      1,394
        118,299     Hollandsche Beton Groep N.V. ..................      1,209
         58,510     International Muller N.V. .....................      1,305
         83,356     Nutreco Holding N.V. ..........................      2,883
        134,130     Samas Groep N.V. ..............................      1,970
                                                                     ----------
                                                                        19,652
                                                                     ----------
   NEW ZEALAND (2.4%)
      1,111,100     Auckland International Airport Ltd. ...........      1,598
        991,968     Fisher & Paykel Industries Ltd. ...............      3,130
      2,159,100     Fletcher Challenge Building ...................      2,658
                                                                     ----------
                                                                         7,386
                                                                     ----------
   NORWAY (1.9%)
        111,100     Kverneland ASA, Class B .......................      2,553
        228,020     Oceanor .......................................         --
        140,118     Sparebanken ...................................      3,066
                                                                     ----------
                                                                         5,619
                                                                     ----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT (UNAUDITED)
SEPTEMBER 30, 1999
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                                                               (000)
-------------------------------------------------------------------------------
  SINGAPORE (0.7%)

      1,395,000     GP Batteries International Ltd. ...............  $   2,207
                                                                     ----------
   SPAIN (1.4%)
        151,104     Miquel y Costas & Miquel ......................      4,326
                                                                     ----------
   SWEDEN (2.7%)
        111,950     Haldex AB .....................................      1,408
        261,090     Nobel Biocare AB ..............................      3,856
        280,690     Scandic Hotels AB .............................      2,810
                                                                     ----------
                                                                         8,074
                                                                     ----------
   SWITZERLAND (5.9%)
          1,192     Bobst AG (Bearer) .............................      1,472
         10,567     Edipresse (Bearer) ............................      4,713
          3,730     PubliGroupe ...................................      2,589
          4,846     SIG-Schweizensche Industrie-
                      Gesellschaft Holding AG (Registered) ........      2,774
         12,274     Valora Holding AG .............................      3,113
          5,880     Zehnder Holding AG, Class B ...................      3,221
                                                                     ----------
                                                                        17,882
                                                                     ----------
   UNITED KINGDOM (13.2%)
        981,300     Aegis Group plc ...............................      2,019
        300,170     Capitol Radio plc .............................      4,359
      2,540,850     Donelon Tyson plc .............................         --
        669,498     GEI International plc .........................        143
        627,623     Informa Group plc .............................      4,174
      1,024,665     John Mowlem & Co. plc .........................      2,024
     33,795,100     Kendell plc ...................................         --
        214,635     Le Riches Stores plc ..........................      1,714
        676,800     Litho Supplies plc ............................      1,326
      2,719,200     Matthews (Bernard) plc ........................      5,059
        577,200     Money Controls plc ............................      1,242
        673,960     NHP plc .......................................      2,086
         34,762     Oriflame International S.A. ...................        145
      2,659,393     Pentos plc ....................................         --
        373,700     SGB Group plc .................................      1,692
      1,149,800     SIG plc .......................................      4,297
        516,820     SSL International plc .........................      6,084
      1,509,500     The 600 Group plc .............................      1,715
      1,086,300     Time Products plc .............................      1,806
                                                                     ----------
                                                                        39,885
                                                                     ----------
TOTAL COMMON STOCKS (Cost $247,802) ...............................    281,715
                                                                     ----------
PREFERRED STOCKS (2.9%)
   GERMANY (2.9%)
         95,850     Dyckerhoff AG .................................      2,938
        107,612     Moebel Walther AG .............................      1,317
         14,543     Sartorius AG-Vorzug ...........................      2,539
        145,084     Wuerttembergische Metallwarenfabrik AG ........      1,961
                                                                     ----------
TOTAL PREFERRED STOCKS (Cost $12,344) .............................      8,755
                                                                     ----------
TOTAL FOREIGN SECURITIES (96.0%)(Cost $260,146) ...................    290,470
                                                                     ----------
SHORT-TERM INVESTMENT (0.2%)
   REPURCHASE AGREEMENT (0.2%)
$           642     Chase Securities, Inc., 5.05%,
                      dated 9/30/99, due 10/01/99, to
                      be repurchased at $642,
                      collateralized by U.S. Treasury
                      Bond, 6.625%, due 2/15/27,
                      valued at $647 (Cost $642) ..................  $     642
                                                                     ----------
FOREIGN CURRENCY (4.3%)
AUD       8,178     Australian Dollar .............................      5,338
GBP         712     British Pound .................................      1,173
EUR         937     Euro ..........................................        997
HKD         134     Hong Kong Dollar ..............................         17
JPY    271 ,335     Japanese Yen ..................................      2,541
CHF       4,302     Swiss Franc ...................................      2,864
                                                                     ----------
TOTAL FOREIGN CURRENCY (Cost $12,831) .............................     12,930
                                                                     ----------
TOTAL INVESTMENTS (100.5%) (Cost $273,619) ........................    304,042
                                                                     ----------
OTHER ASSETS AND LIABILITIES ( 0.5%)
    Other Assets ..................................................      2,122
    Liabilities ...................................................     (3,487)
                                                                     ----------
                                                                        (1,365)
                                                                     ----------
NET ASSETS (100%)                                                    $ 302,677
                                                                     ----------
                                                                     ----------
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 15,660,071 outstanding $0.001
    par value shares (authorized 1,000,000,000 shares) ............  $   19.33
                                                                     ----------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NCS -- Non-Convertible Shares

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO


COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)

-------------------------------------------------
                                [CHART]

Appliances & Household Durables   (7.4%)
Automobiles                       (6.7%)
Broadcasting & Publishing         (0.6%)
Building Materials & Components   (4.3%)
Business & Public Services        (1.8%)
Chemicals                         (5.7%)
Construction & Housing            (1.6%)
Data Processing & Reproduction   (10.1%)
Electrical & Electronics         (16.3%)
Electric Components Instruments   (7.8%)
Energy Equipment & Services       (1.2%)
Financial Services                (1.8%)
Food & Household Products         (2.9%)
Health & Personal Care            (7.9%)
Industrial Components             (1.0%)
Machinery & Engineering           (8.5%)
Merchandising                     (1.5%)
Multi-Industry                    (1.1%)
Real Estate                       (1.2%)
Recreation, Other Consumer goods  (8.3%)
Telecommunications                (3.2%)
Other                            (-0.9%)


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
-------------------------------------------

                                       TOTAL RETURNS(2)
                            -------------------------------------
                                              AVERAGE    AVERAGE
                                              ANNUAL     ANNUAL
                                      ONE      FIVE       SINCE
                             YTD      YEAR     YEARS    INCEPTION
                            -----    ------   ------    ---------
PORTFOLIO -- CLASS A ...    43.20%   64.80%    5.87%      5.25%
PORTFOLIO -- CLASS B ...    43.07    64.23      N/A       8.92
INDEX -- CLASS A .......    39.84    77.37    -1.20      -0.51
INDEX -- CLASS B .......    39.84    77.37      N/A      -1.22

1. The MSCI Japan Index is an unmanaged index of common stocks (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.

For the nine months ended September 30, 1999, the Portfolio had a total return of 43.20% for the Class A shares and 43.07% for the Class B shares compared to 39.84% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 64.80% for the Class A shares and 64.23% for the Class B shares compared to 77.37% for the Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 5.87% compared to -1.20% for the Index. For the period since inception on April 25, 1994 through September 30, 1999, the average annual total return of Class A shares was 5.25% compared to -0.51% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 8.92% compared to -1.22% for the Index.

The Japanese equity market reflected the second wave of the growing optimism for economic recovery during the third quarter of 1999, rising from foreign and domestic retail buying. In our view, the first wave and platform for this rise was set late last year with the Government's use of public funds to address non-performing loans, a highly accommodative monetary policy and unprecedented restructuring announcements by leading companies in Japan.

The heart of the second wave was the release of two consecutive quarterly GDP growth numbers; 8% annualized announced in June and 9% in September, both significantly higher than market expectations. Not only was this viewed by enthusiastic and record foreign buying but it also caused the yen to sharply appreciate. The Bank of Japan and Ministry of Finance attempted to slow the rise by large currency interventions, estimated to be $30 billion or more, but failed because of the accelerating demand for yen assets. Moreover, the U.S. Treasury criticized Japan's interventions and strongly encouraged the Japanese government to revive the economy through domestic led growth. As it became accepted by market participants that the U.S. would not coordinate joint intervention, currency dealers, hedge funds and speculators rode the momentum of a surging yen. Since many investors believed a strong yen would hamper the fledgling economic recovery, profit-taking capped the equity market since its peak in July.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)

On a micro basis, restructuring efforts and earnings momentum rewarded many technology related companies. In particular, Fujitsu, Ricoh, TDK, Mitsumi, Rohm and SONY rallied to record highs. We believe that the leadership in the market from these Japanese "Generals" was very significant and supports our view that investors still need to be highly selective in their investments for Japanese equities.

In addition, the announced merger by IBJ, DKB and Fuji Bank to create the world's largest bank in assets (and non-performing loans) by 2002 initiated a buying frenzy and short covering for bank shares. We are skeptical on this merger as well as the investment merit for Japanese banks. While such headlines cause a panic re-evaluation of the sector, we do not see valuations or growth prospects as compelling, particularly as banks are facing full competition for the first time.

The Washington G7 meeting in September had a decidedly different tone regarding dollar/ yen. While formally acknowledging that a strong yen was "not in the best interest for G7," Japan appeared to have pledged they will re-new their efforts for a domestic led recovery including additional supplementary budgets for infrastructure spending. In particular, we believe that with Japan hosting the Summit Meeting in Okinawa in 2000 and domestic elections both in the U.S. and Japan next year, the Japanese Government will likely use these dates as milestones for achieving respectable and sustainable growth in the economy. If we are correct in these assumptions, it should lead to a "third wave" of equity commitments to Japan in the near future as continuing evidence begins to mount for a sustainable recovery. While global money flows have primarily been to the U.S. and Europe over the last several years, the recent rally in gold, oil, Japanese and Asia markets suggests that such flows may now be dispersed away from Anglo Saxon dominated asset classes for the next several years.

On an individual company level, we believe restructuring efforts, in particular for the leading companies or "Generals" will produce upward revisions in earnings, particularly during the next six month period. However, with volatile foreign exchange markets and Y2K fears during the fourth quarter of 1999, returns for Japanese equities are expected to be modest. Stock picking will remain critical. During the last several years most good active managers have added value by avoiding certain sectors such as banking, construction and brokerage because of their challenging fundamentals. We believe the next wave will witness a polarization within individual stocks within sectors as winners and losers emerge from recent measures to fully deregulate domestic industries.

We have begun to consider reducing certain securities such as Nintendo, Fujitsu, Rohm and SONY because of market appreciation and the subsequent relative high weightings within our overall portfolio. We are beginning to consider adding select domestic economic recovery related sectors such as housing, retailing and manufacturing. Although we are slightly cautious for the fourth quarter of 1999, it may provide an opportunity for investors to add to their Japanese positions as it is our view the fourth quarter of 1999 is the "waiting room" for the third leg of the market rise which we anticipate to begin in the near future.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT (UNAUDITED)
SEPTEMBER 30, 1999
-------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO
-------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                                                               (000)
-------------------------------------------------------------------------------
COMMON STOCKS (100.9%)
   APPLIANCES & HOUSEHOLD DURABLES (7.4%)
         96,000     Matsushita Electric Industrial Co., Ltd. ......  $   2,037
         19,000     Sony Corp. ....................................      2,831
                                                                     ----------
                                                                         4,868
                                                                     ----------
   AUTOMOBILES (6.7%)
         60,000     Nifco, Inc. ...................................        807
        220,000     Nissan Motor Co., Ltd. ........................      1,329
         68,000     Suzuki Motor Co., Ltd. ........................      1,101
         37,000     Toyota Motor Corp. ............................      1,175
                                                                     ----------
                                                                         4,412
                                                                     ----------
   BROADCASTING & PUBLISHING (0.6%)
         60,000     Nissha Printing Co., Ltd. .....................        407
                                                                     ----------
   BUILDING MATERIALS & COMPONENTS (4.3%)
         56,000     Fujitec Co., Ltd. .............................        750
         27,000     Rinnai Corp. ..................................        689
        136,000     Sanwa Shutter Corp. ...........................        720
        116,000     Sekisui Chemical Co. ..........................        653
                                                                     ----------
                                                                         2,812
                                                                     ----------
   BUSINESS & PUBLIC SERVICES (1.8%)
         63,000     Dai Nippon Printing Co., Ltd. .................      1,168
                                                                     ----------
   CHEMICALS (5.7%)
        171,000     Daicel Chemical Industries Ltd. ...............        625
        140,000     Kaneka Corp. ..................................      1,796
        165,000     Mitsubishi Chemical Corp. .....................        629
         96,000     Shin-Etsu Polymer Co., Ltd. ...................        683
                                                                     ----------
                                                                         3,733
                                                                     ----------
   CONSTRUCTION & HOUSING (1.6%)
         95,000     Sekisui House Co., Ltd. .......................      1,069
                                                                     ----------
   DATA PROCESSING & REPRODUCTION (10.1%)
         66,000     Canon, Inc. ...................................      1,916
         84,000     Fujitsu Ltd. ..................................      2,612
        121,000     Ricoh Co., Ltd. ...............................      2,097
                                                                     ----------
                                                                         6,625
                                                                     ----------
   ELECTRICAL & ELECTRONICS (16.3%)
        186,000     Hitachi Ltd. ..................................      2,056
         90,000     Minebea Co., Ltd. .............................      1,142
         59,000     Mitsumi Electric Co., Ltd. ....................      1,768
        129,000     NEC Corp. .....................................      2,592
         30,000     Nissei Sangyo Co., Ltd. .......................        469
         26,000     Ryosan Co. ....................................        718
        266,000     Toshiba Corp. .................................      1,976
                                                                     ----------
                                                                        10,721
                                                                     ----------
   ELECTRONIC COMPONENTS, INSTRUMENTS (7.8%)
         23,000     Kyocera Corp. .................................      1,745
          7,000     Rohm Co., Ltd. ................................      1,459
         17,000     TDK Corp. .....................................      1,963
                                                                     ----------
                                                                         5,167
                                                                     ----------
   ENERGY EQUIPMENT & SERVICES (1.2%)
         40,000     Kurita Water Industries Ltd. ..................        809
                                                                     ----------
   FINANCIAL SERVICES (1.8%)
         58,000     Hitachi Credit Corp. ..........................      1,198
                                                                     ----------
   FOOD & HOUSEHOLD PRODUCTS (2.9%)
         24,000     Aiwa Co., Ltd. ................................        704
         21,000     Sangetsu Co., Ltd. ............................        450

         84,000     Yamaha Corp. ..................................  $     783
                                                                     ----------
                                                                         1,937
                                                                     ----------
   HEALTH & PERSONAL CARE (7.9%)
         37,000     Ono Pharmaceutical Co., Ltd. ..................      1,369
         63,000     Sankyo Co., Ltd. ..............................      1,888
         42,000     Yamanouchi Pharmaceutical Co., Ltd. ...........      1,963
                                                                     ----------
                                                                         5,220
                                                                     ----------
   INDUSTRIAL COMPONENTS (1.0%)
        114,000     Furukawa Electric Co., Ltd. ...................        678
                                                                     ----------
   MACHINERY & ENGINEERING (8.5%)
         88,000     Amada Co., Ltd. ...............................        612
         86,000     Daifuku Co., Ltd. .............................        548
        103,000     Daikin Industries Ltd. ........................      1,244
         39,000     Fuji Machine Manufacturing Co., Ltd. ..........      1,863
        188,000     Mitsubishi Heavy Industries Ltd. ..............        722
        128,000     Tsubakimoto Chain Co. .........................        616
                                                                     ----------
                                                                         5,605
                                                                     ----------
   MERCHANDISING (1.5%)
         19,000     FamilyMart Co., Ltd. ..........................      1,000
                                                                     ----------
   MULTI-INDUSTRY (1.1%)
         57,000     Lintec Corp. ..................................        686
                                                                     ----------
   REAL ESTATE (1.2%)
         77,000     Mitsubishi Estate Co., Ltd. ...................        780
                                                                     ----------
   RECREATION, OTHER CONSUMER GOODS (8.3%)
         85,000     Casio Computer Co., Ltd. ......................        644
         53,000     Fuji Photo Film Ltd. ..........................      1,812
         19,000     Nintendo Corp., Ltd. ..........................      3,021
                                                                     ----------
                                                                         5,477
                                                                     ----------
   TELECOMMUNICATIONS (3.2%)
            174     Nippon Telegraph & Telephone Corp. ............      2,135
                                                                     ----------
TOTAL COMMON STOCKS (Cost $47,838) ................................     66,507
                                                                     ----------

      FACE
     AMOUNT
      (000)
  --------------
FOREIGN CURRENCY (0.0%)
JPY         433     Japanese Yen (Cost $4) ........................          4
                                                                     ----------
TOTAL INVESTMENTS (100.9%) (Cost $47,842) .........................     66,511
                                                                     ----------
OTHER ASSETS AND LIABILITIES ( 0.9%)
   Other Assets ...................................................     36,618
   Liabilities ....................................................    (37,190)
                                                                     ----------
                                                                         (572)
                                                                     ----------
NET ASSETS (100%) .................................................  $  65,939
                                                                     ----------
                                                                     ----------
CLASS A:
--------
NET ASSETS ........................................................  $  63,418
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 7,167,102 outstanding $0.001
   par value shares (authorized 500,000,000 shares) ...............  $    8.85
                                                                     ----------
                                                                     ----------
CLASS B:
--------
NET ASSETS ........................................................  $   2,521
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 287,515 outstanding $0.001 par
    value shares (authorized 500,000,000 shares) ..................  $    8.77
                                                                     ----------
                                                                     ----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)

                                 [CHART]

Argentina                         (6.1%)
Brazil                           (34.9%)
Chile                             (8.6%)
Colombia                          (0.5%)
Mexico                           (42.4%)
Peru                              (1.2%)
Venezuela                         (2.4%)
Other                             (3.9%)



PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
GLOBAL LATIN AMERICA INDEX AND THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE
LATIN AMERICA INDEX(1)

                                      TOTAL RETURNS(2)
                            ----------------------------------
                                                   AVERAGE
                                      ONE          ANNUAL
                             YTD      YEAR     SINCE INCEPTION
                            -----    ------    ---------------
Portfolio -- Class A ...    22.25%   32.40%        8.63%
Portfolio -- Class B ...    21.97    32.11        12.22
MSCI Emerging Markets
  Global Latin America
  Index-Class A ........    21.79    30.61         3.28
MSCI Emerging Markets Free
  Latin America Index-
  Class A...............    19.22    27.66         2.99
MSCI Emerging Markets
  Global Latin America
  Index-Class B ........    21.79    30.61         5.82
MSCI Emerging Markets Free
  Latin America Index-
  Class B...............    19.22    27.66         5.34

1. The MSCI Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership. The MSCI Emerging Markets Global Latin America Index is the same as the MSCI Emerging Markets Free Latin America Index, but does not take into account local market restrictions on share ownership by foreigners.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the nine months ended September 30, 1999, the Portfolio had a total return of 22.25% for the Class A shares and 21.97% for the Class B shares compared to 21.79% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index and 19.22% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index. For the one year period ended September 30, 1999, the Portfolio had a total return of 32.40% for the Class A shares and 32.11% for the Class B shares compared to 30.61% for the MSCI Emerging Markets Global Latin America Index and 27.66% for the MSCI Emerging Markets Free Latin America Index. For the period since inception on January 18, 1995 through September 30, 1999, the average annual total return of Class A shares was 8.63% compared to 3.28% for the MSCI Emerging Markets Global Latin America Index and 2.99% for the MSCI Emerging Markets Free Latin America Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 12.22% compared to 5.82% for the MSCI Emerging Markets Global Latin America Index and 5.34% for the MSCI Emerging Markets Free Latin America Index.

For the third quarter ended September 30, 1999, the Portfolio had a total return of -12.06% for the Class A shares and -12.02% for the Class B shares, compared to -8.62% for the MSCI Emerging Markets Global Latin America Index and -9.01% for the MSCI Emerging Markets Free Latin America Index. Underperformance relative to the Indices was largely attributable to poor stock selection, particularly in Argentina, Brazil and Chile. Our underweight position in Argentina (+2.5%) and our overweight stance in Mexico (-13.7%) detracted from performance. Our overweight allocation in Brazil (-8.8%) throughout the quarter contributed favorably to performance.

The equity market declines throughout the region stymied positive themes, including appreciating commodity prices and better than expected economic figures. Stronger commodity prices continued to lend support to some markets in the region, such as Chile and Peru (copper) and Mexico, Colombia and Venezuela
(oil), given their positive effects on the external accounts. Brazil and Mexico have had better than expected economic figures and assets are attractively valued. Contributing to the region's malaise, Latin American markets have witnessed a great deal of

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

political noise surrounding upcoming elections (Argentina, Mexico), fractious politics and contentious reform debates (Brazil) and the effective dismantling of congress (Venezuela).

However, politics, economic fundamentals and great valuations have been secondary influences on market performances in light of Latin American countries' heavy reliance on foreign investment to fund current account deficits. Consequently, anxieties surrounding trends in U.S. inflation and interest rates have proven quite menacing, dampening investor sentiment for Latin American assets. However, the blow out in high-yield credit spreads reached levels beyond that of the Russian crisis. In addition to global tightening concerns, the bond market has been flooded with corporate supply, as issuers fear a market shutdown entering the Y2K-sensitive period. Also during the quarter, Ecuador became the first Brady country to default on its Brady Bonds. Ecuador's partial default set the precarious precedent that defaulting on external debt without an IMF bailout may become the way of the future. Although the market believed this will have significant implications for future Latin American sovereign borrowing, this is unlikely; the major Latin countries depend too much on foreign capital for their survival and have governments which act more responsibly regarding debt obligations.

In Brazil, contained inflation numbers, the easing of interest rates and progress regarding privatizations were overshadowed by a lack of political commitment to enact reforms to help reduce the fiscal deficit. A negative surprise came at quarter end when the Supreme Court ruled against the government's bill regarding social security contributions from retirees; the Brazilian authorities must now resort to compensatory (probably tax increases) fiscal measures in lieu of increased contributions. Despite the currency devaluation at the beginning of the year, the Brazilian economy has shown great resilience and inflation and unemployment figures have been tame. Although interest rate reductions in Brazil have been slowed by decreased global risk appetite and fractious domestic politics, the Brazilian monetary council (COPOM) lowered benchmark interest rates to 19.0% at the end of the quarter, from 20.5% at the end of the second quarter. We are concerned that President Cardoso, at the nadir of his popularity, lacks the political power to expedite the adoption of the fiscal reforms requisite for further rate reductions and the stabilization of the growth of public debt. We believe Brazilian assets are attractively valued and may be poised for a rebound given a decline in domestic interest rates and a cyclical recovery in earnings growth. We are overweight Brazil, focusing on the telecommunications and energy sources industries.

Mexican equities fell 13.7% during the third quarter, as promising economic fundamentals and corporate earnings were eclipsed by anxieties over the direction of U.S. inflation and interest rates. Moreover, the equity market underwent a period of consolidation after a very strong performance during the first half of 1999. Concerns over decreased global liquidity and increased risk spreads, coupled with political clamor concerning Mexico's first PRI party primaries, have exacerbated short-term nervousness regarding Mexican equities. However, we are impressed by earnings surprises and increased exports and consumer spending. We maintain overweight positions in the building materials and components and broadcasting and publishing industries, focusing on companies such as Cemex and Televisa, which we believe represent strong earnings growth potential. The peso's seemingly sustainable strength enhances the U.S. dollar earnings of Mexican companies, and we may add to our holdings in Mexico should assets become even more attractively valued. One longer-term theme we continue to watch is Mexico's potential to earn investment grade status, which would allow for access to a large, new pool of foreign capital and a reduction in the sovereign risk premium. This would have very positive implications for equity prices as well, but we do not expect an announcement until after the presidential election in July 2000.

Argentina fared better than most Latin markets during the quarter and the first month-over-month improvements emerged towards the end of the quarter, a sign that the economy has bottomed. Recovering commodity prices, lower costs of funding and an economic pick-up after the recession should help increase the earnings growth of Argentine equities in the longer term. We maintain our underweight position in Argentina, as we are concerned about the country's ability to service its large debt requirements, and expect limited growth in the near term, restricting the upside from a contraction in the sovereign risk premium.

Chile's market declined 6.0%, weighed down by poor economic fundamentals, including high unemployment figures. Increased global commodity prices, particularly copper, Chile's main export, should lend support to Chile's external accounts and its already weak currency. This has not yet been reflected in increased domestic consumption. During the course of the third quarter, Chile lifted the trading band on its currency, and we are waiting to see if capital controls on its foreign exchange will also be lifted. We expect this would help lower the country's risk

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

premium, and help make next year economically interesting for Chile. We remain underweight Chile, due to a lack of exciting investment opportunities in the near term.

Venezuela was the best performing regional market during the third quarter, gaining 3.5%. The rally in oil prices raised expectations for a swift improvement in Venezuelan fundamentals. Despite the dismantling of the Congress by the Constitutional Assembly (i.e. congressional oversight of the country's financial operations have effectively been removed), President Chavez's rhetoric and measures toward political tyranny appear less dire than anticipated. Chavez wields a great deal of popular support and has assured investors that Venezuela will continue servicing its debt. However, we continue to be wary of Venezuela due to its doubtful ability to service its debt, should oil prices fall, as well as management issues and an uncertain tariff environment for both the telecom (CANTV) and electric utility (Electricidad de Caracas) stocks. Therefore, we maintain our underweight position in Venezuela.

Turning to other markets, we remain underweight Colombia and Peru. Colombian equities lost 13.5% during the quarter. The Colombian economy continued to suffer from its recession, with GDP dropping 7.6% in the second quarter of 1999, its worst performance on record. In a widely anticipated move, Colombia decided to let the peso float freely at the end of September. Peruvian equities (+0.4%) were relatively flat during the third quarter, with improved commodity prices helping terms of trade and exports. Yet growth continues to be skewed, as trends in consumer manufacturing lack the catalysts for growth as evidenced in areas such as agriculture, mining investment and fishing production.

While in the near term diminished risk appetites from global investors may suppress a further rally in the Latin markets, we expect a return to these attractive markets by early 2000. In part, we believe Y2K related concerns will abate, fostering more normal capital market operations with supply and demand equating at higher market levels. Latin America is a great beneficiary from these conditions as well as from the improved outlook for the global commodity cycle, allowing for higher rates of growth.

Andy B. Skov
PORTFOLIO MANAGER

Michael L. Perl
PORTFOLIO MANAGER

Robert L. Meyer
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.1%)
   ARGENTINA (6.1%)
          7,201     Banco Rio de La Plata ADR .....................  $       78
         21,995     Quilmes Industrial ADR ........................         210
         17,946     Telecom Argentina ADR .........................         479
          7,618     Telefonica de Argentina ADR ...................         201
                                                                     -----------
                                                                            968
                                                                     -----------
   BRAZIL (34.9%)
          3,840     Aracruz Celulose ..............................          80
      6,080,000     Banco Bradesco (Preferred) ....................          29
      3,069,150     Banco Itau (Preferred) ........................         165
     11,847,000     Banco Nacional (Preferred) ....................          --
        198,000     Celular CRT ...................................          22
      1,837,077     Celular CRT (Preferred) .......................         201
      5,702,386     CEMIG (Preferred) .............................          88
         11,294     CEMIG ADR (Preferred) .........................         172
       (e)1,275     CEMIG ADR (Preferred) .........................          19
    564,636,600     Cia Electric Est Rio Janeiro ..................         106
      5,508,900     Cia Siderurgica Nacional ......................         139
         28,315     Copel ADR (Preferred) .........................         186
     29,116,980     Copel, Class B ADR (Preferred) ................         193
        603,830     Coteminas .....................................          22
       (e)9,105     Coteminas ADR .................................          17
      1,445,377     CRT (Preferred) ...............................         324
          5,000     CVRD ..........................................          79
         34,986     CVRD (Bonus Shares) ...........................          --
          7,365     CVRD ADR (Preferred) ..........................         156
         15,663     CVRD, Class A (Preferred) .....................         330
        228,161     Electrobras, Class B (Preferred) ..............           4
      5,269,000     Eletrobras ....................................          88
            370     Eletrobras ADR ................................           3
         10,180     Eletrobras, Class B ADR (Preferred) ...........          86
     20,891,000     Embratel ......................................         239
         11,399     Embratel ADR ..................................         130
      8,647,932     Gerdau (Preferred) ............................         140
          5,000     Globex Utilidades (Preferred) .................          23
     10,009,300     Lojas Arapua (Preferred) ......................          --
      (e)13,460     Lojas Arapua ADR (Preferred) ..................          --
      4,172,800     Petrobras (Preferred) .........................         635
          5,840     Petrobras ADR (Preferred) .....................          90
      (e)49,299     Rossi GDR .....................................          46
        101,175     Rossi GDS .....................................          95
     10,494,925     Tele Centro Sul (Preferred) ...................         117
     83,249,000     Tele Leste Celular (Preferred) ................          53
            550     Tele Leste Celular ADR ........................          17
     96,125,000     Tele Norte Celular (Preferred) ................          55
     19,545,700     Tele Norte Leste (Preferred) ..................         312
            316     Tele Norte Leste ADR ..........................           5
          1,680     Tele Sudeste Celular ..........................          36
      9,211,275     Tele Sudeste Celular (Preferred) ..............          40
          4,151     Telebras ADR (Preferred) ......................         311
      1,340,000     Telesp (Preferred) ............................          94
          6,760     Telesp ADR ....................................         106
          5,945     Telesp Celular ................................         155
      8,531,675     Telesp Celular (Preferred) ....................          87
         11,738     Unibanco GDR (Preferred) ......................  $      208
         15,850     Usiminas (Preferred) ..........................          52
                                                                     -----------
                                                                          5,555
                                                                     -----------
   CHILE (8.6%)
          6,945     Banco Edwards ADR .............................         111
          2,120     Banco Santander ADR ...........................          36
          4,103     Banco Santiago ADR ............................          82
          7,969     CCU ADR .......................................         183
         13,889     Chilectra ADR .................................         264
         18,359     Cia. de Telecomunicaciones de Chile ADR .......         332
          5,106     D&S ADR .......................................          86
          4,435     Endesa ADR ....................................          58
          4,811     Enersis ADR ...................................         100
          7,484     Quinenco ADR ..................................          76
          6,002     Santa Isabel ADR ..............................          46
                                                                     -----------
                                                                          1,374
                                                                     -----------
   COLOMBIA (0.5%)
         18,321     Bavaria .......................................          56
         39,040     Valores Bavaria ...............................          28
                                                                     -----------
                                                                             84
                                                                     -----------
   MEXICO (42.4%)
         90,554     Alfa, Class A .................................         378
         78,246     Banacci, Class L ..............................         117
          4,066     Banacci, Class O ..............................           7
        513,361     Bancomer, Class O .............................         115
         85,443     Banorte, Class O ..............................          89
         43,754     Carso Global Telecom ..........................         243
         52,939     Carso, Class A1 ...............................         221
         29,925     Cemex CPO .....................................         144
         33,432     Cemex CPO ADR .................................         807
        128,545     Cifra, Class C ................................         198
         12,513     Cifra, Class V ................................          20
          9,097     Empresas ICA ADR ..............................          27
         48,051     Empresas ICA S.A. .............................          23
         21,045     Femsa ADR .....................................         659
         26,569     Grupo Industrial Bimbo, Class A ...............          56
         13,205     Grupo Iusacell ................................         152
         55,814     Grupo Modelo, Class C .........................         142
          1,855     Grupo Televisa ................................          74
        169,142     Kimberly-Clark, Class A .......................         597
         68,634     Organizacion Soriana SA .......................         275
         12,275     Seminis, Inc., Class A ........................         106
          6,304     Tamsa ADR .....................................          77
         11,980     Televisa CPO GDR ..............................         478
            214     Telmex ADR ....................................          15
         23,254     Telmex, Class L ADR ...........................       1,657
         15,053     Vitro ADR .....................................          62
                                                                     -----------
                                                                          6,739
                                                                     -----------
   PERU (1.2%)
         13,980     Tel Peru, Class B ADR .........................         188
                                                                     -----------
   VENEZUELA (2.4%)
         14,433     CANTV ADR .....................................         387
                                                                     -----------
TOTAL COMMON STOCKS (Cost $18,155) ................................      15,295
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

      FACE
     AMOUNT                                                             VALUE
      (000)                                                             (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.5%)
BRL          38     Brazilian Real ................................  $       20
COP           6     Colombian Peso ................................          --
MXP         523     Mexican Peso ..................................          56
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $76) .................................          76
                                                                     -----------
TOTAL INVESTMENTS (96.6%) (Cost $18,231) ..........................      15,371
                                                                     -----------
OTHER ASSETS AND LIABILITIES (3.4%)
  Other Assets ....................................................       1,567
  Liabilities .....................................................      (1,034)
                                                                     -----------
                                                                            533
                                                                     -----------
NET ASSETS (100%) .................................................  $   15,904
                                                                     -----------
                                                                     -----------

CLASS A:
--------
NET ASSETS ........................................................  $   14,615
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,807,674 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) .................................  $     8.08
                                                                     -----------
                                                                     -----------


CLASS B:
--------
NET ASSETS ........................................................  $    1,289
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 158,866 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) .................................  $     8.11
                                                                     -----------
                                                                     -----------

--------------------------------------------------------------------------------
ADR--American Depositary Receipt
CPO--Certificate of Participation
GDR--Global Depositary Receipt
GDS--Global Depositary Shares

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)

                                 [CHART]

Capital Goods                    (21.5%)
Communication Services            (5.0%)
Consumer Cyclicals               (10.7%)
Consumer Staples                 (15.8%)
Financial                         (4.4%)
Health Care                      (12.9%)
Technology                       (26.1%)
Utilities                         (0.3%)
Other                             (3.3%)

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                      TOTAL RETURNS(2)
                           -------------------------------------
                                              AVERAGE   AVERAGE
                                              ANNUAL    ANNUAL
                                     ONE       FIVE      SINCE
                            YTD      YEAR      YEARS   INCEPTION
                           -----    ------    ------   ---------
Portfolio -- Class A ...   14.50%   40.46%    27.73%    19.13%
Portfolio -- Class B ...   14.24    40.01       N/A     25.04
Index-- Class A ........    5.36    27.80     25.03     18.03
Index-- Class B ........    5.36    27.80       N/A     23.50

1. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE
CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST
PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN
AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting strong earnings growth.

For the nine months ended September 30, 1999, the Portfolio had a total return of 14.50% for the Class A shares and 14.24% for the Class B shares compared to 5.36% for the S&P 500 Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 40.46% for the Class A shares and 40.01% for the Class B shares compared to 27.80% for the Index. For the five-year period ended September 30, 1999, the average annual total return for Class A shares was 27.73% compared to 25.03% for the Index. For the period since inception on April 2, 1991 through September 30, 1999, the average annual total return for Class A shares was 19.13% compared to 18.03% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 25.04% compared to 23.50% for the Index.

We have been fortunate in the first nine months of the year. Our larger positions, such as Clear Channel and Cisco, have done well and we have largely managed to avoid problematic areas, like health care earlier in the year, and some of the consumer goods companies more recently.

Earlier this year we began gradually increasing the median market capitalization of the Portfolio, which now stands at over $75.8 billion versus $65.4 billion for the S&P 500. This increase in capitalization is both a function of our bottom-up research conviction on specific issues as well as the desire, at the margin, to remain slightly more exposed to the largest capitalization, most liquid names as we enter the Y2K period. The Portfolio continues to be broadly diversified by issue, holding 86 securities at September 30, 1999. The Portfolio remains a mix of "classic" growth stocks such as Microsoft, General Electric, Cisco, Home Depot and Pfizer as well as less well-known growth names such as Tyco International, United Technologies and Clear Channel Communications. At quarter end, our largest position was Tyco, which represented approximately 7% of the Portfolio's net assets, and the ten largest holdings accounted for about 41% of net assets.

We consider ourselves to be risk averse investors and were therefore very excited about the Portfolio's strong relative performance in the difficult environment of the third quarter. For the three months ended September 30, 1999, the Portfolio had a total return of 0.65% for the Class A shares and 0.60% for the Class B shares compared to -6.25% for

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)

the Index. Delivering outperformance in both up and down quarters is very important to us. During the period, stock selection was the primary driver of outperformance with modest positive contribution from sector allocation. Top performers in the quarter included Intel, Clear Channel Communications, Tyco International, Amgen and Internet Capital Group. Detractors to performance included United Technologies and MCI/Worldcom. It is important to highlight that neither of these companies actually had a disappointment in earnings (notwithstanding the slight near term dilution Worldcom will take for the Sprint acquisition) so we do not believe the stocks' long-term ability to deliver performance has been impaired. We tend to view these situations as providing "pent up" performance potential for the fourth quarter and the year 2000.

We also continue to owe much of our strong performance as much to what we don't own as to what we do. We were generally underweight much of the consumer space and held no Coca-Cola, Pepsi, Gillette, Clorox or Avon. We also held no Abbott Laboratories and had fortunately sold our modest American Home Products position before its decline. Avoiding these blow-ups was very helpful in generating performance in the quarter. While our slight overweighting in health care did cause us to lose about 10 basis points, strong stock picking added 100 basis points in that sector. We were similarly aided by strong stock picking in consumer cyclicals and consumer staples. Technology provided only a modest plus for the quarter, adding about 40 basis points of performance. In general we were pleased with the broad-based nature of our performance.

Growth has continued to outperform value after a powerful value rebound in April. For the first nine months of the year the Russell 1000 Growth Index has risen 6.4% while the Russell 1000 Value Index is up only 1.8%. Notwithstanding modest interest rate increases, precipitated by the strength of the yen versus the dollar, we continue to see little inflation pressure due to 1) continued lack of pricing pressure in all but a few sectors; 2) productivity increases driven by technology (and the internet specifically) and ongoing corporate restructuring; and 3) increasing domestic budget surpluses. The benign inflation outlook combined with the gradual "u-shaped" recoveries we expect in many foreign markets, lead us to believe the outperformance of large cap growth should continue.

Tyco remains the largest holding in the Portfolio, accounting for approximately 7% of net assets at quarter end. The stock rose some 37 percent in the first nine months this year before pulling back in early October. The company recently reported quarterly earnings ahead of consensus estimates and we believe that the stock can continue to appreciate given our 20% earnings growth estimate. Clear Channel, a top ten holding for some time given its burgeoning cash flow has merged with AM/FM, Inc. to become the largest radio company with over 100 million weekly listeners. This unparalleled distribution platform will enable the company to further leverage its strong advertiser and consumer ties through new initiatives like radio networks and the internet. We also own and remain enthusiastic about Worldcom in the wake of its merger with Sprint. The new company will be the fastest growing large company in one of the fastest growing industries in the world and still sell at a discount to the S&P 500 on cash earnings.

We continue to be big believers in the internet's impact on both the consumer as well as business-to-business interaction. We believe the development of the internet is a transformational event and we have been concentrating on those companies assembling the assets that enable them to win in the future and provide real cash flow now. In following this investment strategy, we seek to deliver high returns with low risk. Consequently, we are limiting our pure play internet exposure, which now stands at only about 1.5%. One of our smaller internet-oriented investments which has worked out quite well is Internet Capital Group. This is a holding company of about 36 business-to-business companies, only three of which are now publicly traded. We are very enthusiastic about the "B2B" concept as well as this particular management team. Most of the Portfolio's internet exposure, however, is what we term "imbedded" and is spread among the categories of content, advertising/media, telecom/satellite infrastructure and hardware plays in stocks such as Cisco, Clear Channel, AM/FM, Inc., MCI/Worldcom, Liberty and MediaOne.

Technology now accounts for about 26% of the Portfolio based on net assets. Our largest technology holdings include Microsoft, Cisco, Intel and Motorola. We are huge believers in the Motorola/General Instrument merger and are big fans of the wireless/broadband play that this now offers.

We reduced our health care exposure slightly during the quarter due to continued relative earnings weakness. The Portfolio currently has about 13% health care exposure versus 11% for the S&P 500 and about 17% for the Russell 1000 Growth Index. We will look to increase our weightings in this stable growth area when we gain confidence that S&P 500 earnings growth rates are peaking and as further clarification of the Medicare drug benefit debate becomes available. We sharply reduced our position in Merck due to our belief that its relative earnings growth will become increasingly less attractive as we near the 2001-2002 patent expirations for several of its lead drugs.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)

On the buy side, we initiated a position in leading medical device manufacturer Medtronic, and added to Bristol-Myers Squibb (now a top 10 holding), Warner Lambert, and Johnson and Johnson, each of which, we believe, offer an attractive combination of potential near-term earnings outperformance and accelerating and/or superior long-term growth rate.

Philip W. Friedman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
 CAPITAL GOODS (21.5%)
   AEROSPACE/DEFENSE (1.8%)
        297,300     General Dynamics Corp. ........................  $   18,563
                                                                     -----------
   ELECTRICAL EQUIPMENT (5.0%)
        400,000     General Electric Co. ..........................      47,425
         54,600     Solectron Corp. ...............................       3,921
                                                                     -----------
                                                                         51,346
                                                                     -----------
   MANUFACTURING (DIVERSIFIED) (12.1%)
        150,000     Textron, Inc. .................................      11,607
        729,300     Tyco International Ltd. .......................      75,300
        616,400     United Technologies Corp. .....................      36,560
                                                                     -----------
                                                                        123,467
                                                                     -----------
   OFFICE EQUIPMENT & SUPPLIES (2.6%)
        437,600     Pitney Bowes, Inc. ............................      26,666
                                                                     -----------
 TOTAL CAPITAL GOODS ..............................................     220,042
                                                                     -----------
 COMMUNICATION SERVICES (5.0%)
   TELECOMMUNICATIONS (CELLULAR/WIRELESS)(0.5%)
         10,600     Airgate Pcs, Inc. .............................         264
        279,300     Crown Castle International Corp. ..............       5,228
                                                                     -----------
                                                                          5,492
                                                                     -----------
   TELEPHONE (4.5%)
        240,900     Bell Atlantic Corp. ...........................      16,216
        364,900     MCI WorldCom, Inc. ............................      26,227
         57,400     Pinnacle Holdings, Inc. .......................       1,499
         37,600     SBC Communications, Inc. ......................       1,920
                                                                     -----------
                                                                         45,862
                                                                     -----------
 TOTAL COMMUNICATION SERVICES .....................................      51,354
                                                                     -----------
 CONSUMER CYCLICALS (10.7%)
   BUILDING MATERIALS (0.1%)
         36,000     Masco Corp. ...................................       1,116
                                                                     -----------
   RETAIL (BUILDING SUPPLIES) (2.9%)
        429,200     Home Depot, Inc. ..............................      29,454
                                                                     -----------
   RETAIL (GENERAL MERCHANDISE) (3.7%)
        284,400     Costco Wholesale Corp. ........................      20,477
        371,100     Wal-Mart Stores, Inc. .........................      17,650
                                                                     -----------
                                                                         38,127
                                                                     -----------
   RETAIL (SPECIALTY) (2.0%)
        278,400     Abercrombie & Fitch Co., Class A ..............       9,483
        116,650     Gap, Inc. .....................................       3,733
        190,710     Intimate Brands, Inc. .........................       7,426
                                                                     -----------
                                                                         20,642
                                                                     -----------
   RETAIL (SPECIALTY/APPAREL) (0.4%)
         60,000     Tiffany & Co. .................................       3,596
                                                                     -----------
   SERVICES (ADVERTISING/MARKETING) (1.1%)
        147,300     Omnicom Group, Inc. ...........................      11,664
                                                                     -----------
   SERVICES (COMMERCIAL & CONSUMER) (0.5%)
        142,232     Nielsen Media Research, Inc. ..................       5,289
                                                                     -----------
 TOTAL CONSUMER CYCLICALS                                               109,888
                                                                     -----------
 CONSUMER STAPLES (15.8%)
   BEVERAGES (ALCOHOLIC) (0.5%)
         78,600     Anheuser Busch Cos., Inc. .....................       5,507
                                                                     -----------
   BROADCASTING (TV, RADIO, CABLE) (10.4%)
        210,300     AMFM, Inc. ....................................  $   12,802
        445,500     AT&T Corp., Liberty Media Group,
                      Class A-Common ..............................      16,539
        137,400     CBS Corp. .....................................       6,355
        487,500     Clear Channel Communications, Inc. ............      38,939
         67,600     Comcast Corp., Class A-Common .................       2,438
        385,200     Comcast Corp., Class A-Special ................      15,360
        204,300     MediaOne Group, Inc. ..........................      13,956
            900     Tivo, Inc. ....................................          27
                                                                     -----------
                                                                        106,416
                                                                     -----------
   ENTERTAINMENT (1.6%)
        273,100     Time Warner, Inc. .............................      16,591
                                                                     -----------
   FOODS (0.5%)
        163,800     Keebler Foods Co. .............................       4,893
                                                                     -----------
   HOUSEHOLD PRODUCTS (NON-DURABLES) (1.3%)
        140,200     Procter & Gamble Co. ..........................      13,144
                                                                     -----------
   RESTAURANTS (0.3%)
        106,700     Brinker International, Inc. ...................       2,894
                                                                     -----------
   RETAIL (FOOD CHAINS) (0.3%)
         92,300     Safeway, Inc. .................................       3,513
                                                                     -----------
   TOBACCO (0.9%)
        264,400     Philip Morris Cos., Inc. ......................       9,039
                                                                     -----------
 TOTAL CONSUMER STAPLES ...........................................     161,997
                                                                     -----------
 FINANCIAL (4.4%)
   BANKS (MAJOR REGIONAL) (1.1%)
        332,100     Bank of New York Co., Inc. ....................      11,105
                                                                     -----------
   FINANCIAL (DIVERSIFIED) (3.3%)
        131,300     American Express Co. ..........................      17,676
        361,975     Citigroup, Inc. ...............................      15,927
                                                                     -----------
                                                                         33,603
                                                                     -----------
 TOTAL FINANCIAL ..................................................      44,708
                                                                     -----------
 HEALTH CARE (12.9%)
   HEALTH CARE (DIVERSIFIED) (7.5%)
        482,700     Bristol-Myers Squibb Co. ......................      32,582
        166,100     Johnson & Johnson .............................      15,261
        435,300     Warner Lambert Co. ............................      28,893
                                                                     -----------
                                                                         76,736
                                                                     -----------
   HEALTH CARE (DRUGS - GENERIC & OTHERS)(0.9%)
        108,100     Amgen, Inc. ...................................       8,810
                                                                     -----------
   HEALTH CARE (DRUGS - MAJOR PHARMS) (4.1%)
         72,200     Eli Lilly & Co. ...............................       4,621
        200,400     Merck & Co., Inc. .............................      12,989
        504,300     Pfizer, Inc. ..................................      18,123
        154,500     Schering-Plough Corp. .........................       6,740
                                                                     -----------
                                                                         42,473
                                                                     -----------
   HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)(0.4%)
        128,600     Medtronic, Inc. ...............................       4,565
                                                                     -----------
 TOTAL HEALTH CARE ................................................     132,584
                                                                     -----------
 TECHNOLOGY (26.1%)
   COMMUNICATION EQUIPMENT (5.7%)
        305,500     American Tower Corp., Class A .................       5,976
        157,600     CIENA Corp. ...................................       5,752
        168,300     IXnet, Inc. ...................................       2,546

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
 TECHNOLOGY (CONT.)
   COMMUNICATION EQUIPMENT  (CONT.)
         94,200     JDS Uniphase Corp. ............................  $   10,721
         47,100     L-3 Communications Corp. ......................       1,778
        145,400     Lucent Technologies, Inc. .....................       9,433
        238,500     Motorola, Inc. ................................      20,988
         31,600     Nortel Networks Corp. .........................       1,612
                                                                     -----------
                                                                         58,806
                                                                     -----------
   COMPUTERS (HARDWARE) (1.5%)
         57,400     Hewlett Packard Co. ...........................       5,281
        112,500     Sun Microsystems, Inc. ........................      10,462
                                                                     -----------
                                                                         15,743
                                                                     -----------
   COMPUTERS (NETWORKING) (4.8%)
        637,150     Cisco Systems, Inc. ...........................      43,684
          6,400     Foundry Networks, Inc. ........................         806
         21,500     Inktomi Corp. .................................       2,581
         11,300     Juniper Networks, Inc. ........................       2,068
                                                                     -----------
                                                                         49,139
                                                                     -----------
   COMPUTERS (SOFTWARE & SERVICES) (7.2%)
          8,500     Alteon Websystems, Inc. .......................         799
        101,900     America Online, Inc. ..........................      10,598
         12,500     Bluestone Software, Inc. ......................         289
         12,500     Egain Communications Corp. ....................         231
          3,300     Freeshop.com, Inc. ............................          38
         16,200     Internet Capital Group, Inc. ..................       1,424
         12,500     Kana Communications, Inc. .....................         623
        548,100     Microsoft Corp. ...............................      49,637
         10,800     Netzero, Inc. .................................         281
        279,600     Novell, Inc. ..................................       5,784
         74,450     Oracle Corp. ..................................       3,388
            100     RADWARE Ltd. ..................................           3
          8,600     Vitria Technology, Inc. .......................         316
            700     Yesmail.com, Inc. .............................           7
                                                                     -----------
                                                                         73,418
                                                                     -----------
   ELECTRONICS (DEFENSE) (1.8%)
        131,200     General Motors Corp., Class H .................       7,511
         63,500     Litton Industries, Inc. .......................       3,477
        440,200     Loral Space & Communications Ltd. .............       7,566
                                                                     -----------
                                                                         18,554
                                                                     -----------
   ELECTRONICS (SEMICONDUCTORS) (4.3%)
        474,700     Intel Corp. ...................................      35,276
         14,800     Maxim Integrated Products, Inc. ...............         934
         94,200     Texas Instruments, Inc. .......................       7,748
                                                                     -----------
                                                                         43,958
                                                                     -----------
   EQUIPMENT (SEMICONDUCTORS) (0.8%)
        103,100     Applied Materials, Inc. .......................       8,029
                                                                     -----------
 TOTAL TECHNOLOGY                                                       267,647
                                                                     -----------
 UTILITIES (0.3%)
   ELECTRIC COMPANIES (0.3%)
         84,800     Montana Power Co. .............................       2,581
                                                                     -----------
TOTAL COMMON STOCKS (COST $763,938) ...............................     990,801
                                                                     -----------

      FACE
     AMOUNT                                                             VALUE
      (000)                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.9%)
   REPURCHASE AGREEMENT (2.9%)
$        29,411     Chase Securities, Inc. 5.05%, dated 9/30/99,
                      due 10/01/99, to be repurchased at $29,415,
                      collateralized by U.S. Treasury Bonds,
                      6.125%, due 2/15/26, valued at $29,650
                      (Cost $29,411) ..............................  $   29,411
                                                                     -----------
TOTAL INVESTMENTS (99.6%) (Cost $793,349) .........................   1,020,212
                                                                     -----------
OTHER ASSETS AND LIABILITIES (0.4%)
   Other Assets ...................................................      37,307
   Liabilities ....................................................     (33,168)
                                                                     -----------
                                                                          4,139
                                                                     -----------
NET ASSETS (100%) .................................................  $1,024,351
                                                                     -----------
                                                                     -----------

CLASS A:
--------
NET ASSETS ........................................................  $  838,614
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 38,463,775 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $    21.80
                                                                     -----------
                                                                     -----------

CLASS B:
--------
NET ASSETS ........................................................  $  185,737
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 8,569,194 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $    21.67
                                                                     -----------
                                                                     -----------

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
(FORMERLY AGGRESSIVE EQUITY PORTFOLIO)

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)

                                 [CHART]

Capital Goods                    (24.8%)
Communication Services           (10.4%)
Consumer Cyclicals               (10.7%)
Consumer Staples                  (9.4%)
Financial                         (2.9%)
Health Care                      (11.0%)
Technology                       (25.0%)
Utilities                         (2.3%)
Other                             (3.5%)

PERFORMANCE COMPARED TO THE S&P 500 INDEX
AND THE LIPPER CAPITAL APPRECIATION INDEX(1)

                                       TOTAL RETURNS(2)
                             ----------------------------------
                                                    AVERAGE
                                       ONE          ANNUAL
                              YTD      YEAR     SINCE INCEPTION
                             -----    ------    ---------------
Portfolio -- Class A .....   22.91%   55.08%         33.72%
Portfolio -- Class B .....   22.70    54.71          29.37
S&P 500 Index -- Class A .    5.36    27.80          26.19
Lipper Capital
  Appreciation Index --
  Class A ................   10.40    34.85          20.17
S&P 500 Index -- Class B .    5.36    27.80          23.50
Lipper Capital
  Appreciation Index --
  Class B ................   10.40    34.85          17.36

1. The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PORTFOLIO'S CONCENTRATION OF ITS ASSETS IN A SMALL NUMBER OF ISSUERS AND ITS USE OF EQUITY-LINKED SECURITIES WILL SUBJECT IT TO GREATER RISKS. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE
CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST
PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN
AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Focus Equity Portfolio (formerly the Aggressive Equity Portfolio) seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity securities. Short sales and options can be used to enhance performance.

For the nine months ended September 30, 1999, the Portfolio had a total return of 22.91% for the Class A shares and 22.70% for the Class B shares compared to 5.36% for the S&P 500 Index and 10.40% for the Lipper Capital Appreciation Index. For the one year period ended September 30, 1999, the Portfolio had a total return of 55.08% for the Class A shares and 54.71% for the Class B shares compared to 27.80% for the S&P 500 Index and 34.85% for the Lipper Capital Appreciation Index. For the period since inception on March 8, 1995 through September 30, 1999, the average annual total return of Class A shares was 33.72% compared to 26.19% for the S&P 500 Index and 20.17% for the Lipper Capital Appreciation Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 29.37% compared to 23.50% for the S&P 500 Index and 17.36% for the Lipper Capital Appreciation Index.

The Portfolio has performed very well in the first nine months of the year. Our larger positions, such as Clear Channel and Cisco, have done well and we have largely managed to avoid problematic areas, like health care, earlier in the year, and some of the consumer goods companies, more recently.

The Portfolio held 48 securities at September 30, 1999 comprised of a mix of "classic" growth stocks such as Microsoft, General Electric, Cisco, Home Depot and Warner Lambert as well as less well-known growth names such as Tyco International, United Technologies and Clear Channel Communications. At September 30th, our largest position was Tyco, which represented approximately 8% of net assets, and the ten largest holdings accounted for about 50% of net assets.

We were very pleased with the Portfolio's strong relative performance in the difficult environment of the third quarter. For the third quarter ended September 30, 1999, the Portfolio had a total return of -0.88% for the Class A shares and -0.97% for the Class B shares compared to -6.25% for the S&P 500 Index and -3.97% for the Lipper Capital Appreciation Index. Delivering outperformance in both up and down quarters is very important to us. During the period, stock selection was the primary driver of outperformance, but sector allocation also contributed

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO (CONT.)

positively to the return. Top performers in the quarter included Intel, Clear Channel Communications, Tyco International, Amgen and Nielsen Media. Detractors to performance included United Technologies and MCI/Worldcom. It is important to highlight that neither of these companies actually had a disappointment in earnings (notwithstanding the slight near term dilution Worldcom will take for the Sprint acquisition) so we do not believe the stocks' long-term ability to deliver performance has been impaired. We tend to view these situations as providing "pent up" performance potential for the fourth quarter and the year 2000.

We also continue to owe much of our strong performance as much to what we don't own as to what we do. We were generally underweight much of the consumer space and held no Coca-Cola, Pepsi, Gillette, Clorox or Avon. We also held no Abbott Laboratories or American Home Products. Avoiding these blow-ups was very helpful in generating performance in the quarter. While our slight overweighting in health care did cause us to lose about 10 basis points, strong stock picking added 100 basis points in that sector. We were also aided by strong stock picking in consumer staples and by our underweighting in financials. Technology provided a modest plus for the quarter, adding about 60 basis points of performance. In general we were pleased with the broad-based nature of our performance.

Growth has continued to outperform value after a powerful value rebound in April. For the first nine months of the year the Russell 1000 Growth Index has risen 6.4% while the Russell 1000 Value Index is up only 1.8%. Notwithstanding modest interest rate increases, precipitated by the strength of the yen versus the dollar, we continue to see little inflation pressure due to 1) continued lack of pricing pressure in all but a few sectors; 2) productivity increases driven by technology (and the internet specifically) and ongoing corporate restructuring: and 3) increasing domestic budget surpluses. The benign inflation outlook combined with the gradual "u-shaped" recoveries we expect in many foreign markets lead us to believe the outperformance of large cap growth should continue.

Tyco remains the largest holding in the Portfolio, accounting for approximately 8% of net assets. The stock rose some 37 percent in the first nine months of the year before pulling back in early October. The company recently reported quarterly earnings ahead of consensus estimates and we believe that the stock can continue to appreciate given our 20% earnings growth estimates.

Clear Channel with its burgeoning free cash flow, has been a favorite of ours for years. The company, now the largest out-of-home media company in the world, has agreed to acquire the unique "beachfront" major-market radio station assets of AM/FM Incorporated. This accretive transaction positions Clear Channel as the number one radio station company in the U.S. with over 100 million weekly listeners. This unparalleled distribution platform will better enable the very stockholder oriented management of Clear Channel to leverage their strong advertiser and consumer ties through new initiatives like radio networks and the internet. Clear Channel's superior market presence will easily attract on-line users to their internet sites. We already know this because of the dramatic success many of the "dot coms" have had using radio and billboard to drive "eye-balls to the web." In fact, Clear Channel's efforts to develop their proprietary local presence/national footprint approach to the web is already cash flow positive. To paraphrase Warren Buffet's dictum, we continue to expect great things from this great management team.

We are also enthusiastic about the new MCI WorldCom, which after completing the largest transaction in U.S. history, is likely to be the fastest growing large cap company in one of the fastest growing industries in the world, yet sells at a discount to the S&P 500 on cash earnings. The visionary management of the WorldCom/Sprint combination will have an industry leading position, barriers to entry and tremendous assets in four specific high growth sectors within the telecom industry: data, internet provider, international and wireless. While we are in the earliest stages of mobile data services, the benefits of mobile/wireless service are clear. Mobile/wireless internet based information service will provide real time data ubiquitously and ignite growth for the few carriers that are uniquely positioned to offer this feature. Worldcom is the first carrier to have the assets to position themselves as such a provider.

Philip W. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.5%)
 CAPITAL GOODS (24.8%)
   AEROSPACE & DEFENSE (0.6%)
         11,400     General Dynamics Corp. ........................  $      712
                                                                     -----------
   ELECTRICAL EQUIPMENT (6.3%)
         69,900     General Electric Co. ..........................       8,287
                                                                     -----------
   MANUFACTURING (DIVERSIFIED) (13.6%)
         27,700     Textron, Inc. .................................       2,143
         99,900     Tyco International Ltd. .......................      10,315
         93,100     United Technologies Corp. .....................       5,522
                                                                     -----------
                                                                         17,980
                                                                     -----------
   OFFICE EQUIPMENT & SUPPLIES (4.3%)
         93,900     Pitney Bowes, Inc. ............................       5,722
                                                                     -----------
 TOTAL CAPITAL GOODS ..............................................      32,701
                                                                     -----------
 COMMUNICATION SERVICES (10.4%)
   TELECOMMUNICATIONS (CELLULAR/WIRELESS)(4.0%)
         12,500     Associated Group, Inc., Class A ...............         756
         75,300     Associated Group, Inc., Class B ...............       4,561
                                                                     -----------
                                                                          5,317
                                                                     -----------
   TELECOMMUNICATIONS (LONG DISTANCE) (3.4%)
              2     AT&T Corp. ....................................          --
         63,400     MCI Worldcom, Inc. ............................       4,557
                                                                     -----------
                                                                          4,557
                                                                     -----------
   TELEPHONE (3.0%)
         58,100     Bell Atlantic Corp. ...........................       3,911
                                                                     -----------
 TOTAL COMMUNICATION SERVICES .....................................      13,785
                                                                     -----------
 CONSUMER CYCLICALS (10.7%)
   RETAIL (BUILDING SUPPLIES) (2.9%)
         55,700     Home Depot, Inc. ..............................       3,823
                                                                     -----------
   RETAIL (GENERAL MERCHANDISE) (3.0%)
         54,000     Costco Wholesale Corp. ........................       3,888
                                                                     -----------
   RETAIL (SPECIALTY) (2.2%)
         86,000     Abercrombie & Fitch Co., Class A ..............       2,929
                                                                     -----------
   SERVICES (COMMERCIAL & CONSUMER) (2.6%)
         92,100     Nielsen Media Research, Inc. ..................       3,425
                                                                     -----------
 TOTAL CONSUMER CYCLICALS                                                14,065
                                                                     -----------
 CONSUMER STAPLES (9.4%)
   Broadcasting (TV, Radio, Cable) (6.6%)
         26,100     AMFM, Inc. ....................................       1,589
         15,700     AT&T - Liberty Media Corp., Class A ...........         583
         72,300     Clear Channel Communications, Inc. ............       5,775
         11,600     MediaOne Group, Inc. ..........................         792
                                                                     -----------
                                                                          8,739
                                                                     -----------
   FOODS (1.3%)
         56,100     Keebler Foods Co. .............................       1,676
                                                                     -----------
   HOUSEHOLD PRODUCTS (NON-DURABLES) (1.5%)
         20,800     Procter & Gamble Co. ..........................       1,950
                                                                     -----------
 TOTAL CONSUMER STAPLES ...........................................      12,365
                                                                     -----------
 FINANCIAL (2.9%)
   BANKS (MAJOR REGIONAL) (1.5%)
         60,400     Bank of New York Co., Inc. ....................       2,020
                                                                     -----------
   FINANCIAL (DIVERSIFIED) (1.4%)
         13,100     American Express Co. ..........................  $    1,763
                                                                     -----------
 TOTAL FINANCIAL ..................................................       3,783
                                                                     -----------
 HEALTH CARE (11.0%)
   HEALTH CARE (DIVERSIFIED) (9.4%)
         75,900     Bristol-Myers Squibb Co. ......................       5,124
         21,400     Johnson & Johnson .............................       1,966
         79,700     Warner Lambert Co. ............................       5,290
                                                                     -----------
                                                                         12,380
                                                                     -----------
   HEALTH CARE (DRUGS - GENERIC & OTHERS)(1.6%)
         25,600     Amgen, Inc. ...................................       2,086
                                                                     -----------
 TOTAL HEALTH CARE ................................................      14,466
                                                                     -----------
 TECHNOLOGY (25.0%)
   COMMUNICATION EQUIPMENT (7.3%)
          1,300     AirGate PCS, Inc. .............................          32
        128,800     American Tower Corp., Class A .................       2,520
         11,400     JDS Uniphase Corp. ............................       1,297
         19,700     Lucent Technologies, Inc. .....................       1,278
         36,000     Motorola, Inc. ................................       3,168
         27,200     Nortel Networks Corp. .........................       1,387
                                                                     -----------
                                                                          9,682
                                                                     -----------
   COMPUTERS (HARDWARE) (2.4%)
         11,900     Hewlett Packard Co. ...........................       1,095
         22,500     Sun Microsystems, Inc. ........................       2,092
                                                                     -----------
                                                                          3,187
                                                                     -----------
   COMPUTERS (NETWORKING) (6.1%)
        116,400     Cisco Systems, Inc. ...........................       7,981
            800     Foundry Networks, Inc. ........................         101
                                                                     -----------
                                                                          8,082
                                                                     -----------
   COMPUTERS (SOFTWARE & SERVICES) (6.1%)
          1,100     Alteon Websystems, Inc. .......................         103
          1,600     Bluestone Software, Inc. ......................          37
          1,700     Egain Communications Corp. ....................          32
            400     FreeShop.com, Inc. ............................           5
          1,700     Kana Communications, Inc. .....................          85
         84,800     Microsoft Corp. ...............................       7,680
          1,400     Netzero, Inc. .................................          36
          1,100     Vitria Technology, Inc. .......................          40
            100     Yesmail.com, Inc. .............................           1
                                                                     -----------
                                                                          8,019
                                                                     -----------
   ELECTRONICS (SEMICONDUCTORS) (3.1%)
         55,000     Intel Corp. ...................................       4,087
                                                                     -----------
 TOTAL TECHNOLOGY .................................................      33,057
                                                                     -----------
 UTILITIES (2.3%)
   ELECTRIC COMPANIES (2.3%)
         97,600     Montana Power Co. .............................       2,971
                                                                     -----------
TOTAL COMMON STOCKS (COST $112,060) ...............................     127,193
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                             VALUE
      (000)                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.3%)
   REPURCHASE AGREEMENT (4.3%)
$         5,711     Chase Securities, Inc., 5.05%, dated 9/30/99,
                      due 10/01/99, to be repurchased at
                      $5,712, collateralized by U.S. Treasury Bonds,
                      6.625%, due 2/15/27, valued at $5,758
                      (Cost $5,711) ...............................  $    5,711
                                                                     -----------
  TOTAL INVESTMENTS (100.8%) (Cost $117,771) ......................     132,904
                                                                     -----------
  OTHER ASSETS AND LIABILITIES (0.8%)
    Other Assets ..................................................      11,025
    Liabilities ...................................................     (12,082)
                                                                     -----------
                                                                         (1,057)
                                                                     -----------
NET ASSETS (100%) .................................................  $  131,847
                                                                     -----------
                                                                     -----------

CLASS A:
--------
NET ASSETS ........................................................  $  113,206
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE
   Applicable to 5,263,628 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $    21.51
                                                                     -----------
                                                                     -----------

CLASS B:
--------
NET ASSETS ........................................................  $   18,641
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE
   Applicable to 872,975 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $    21.35
                                                                     -----------
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
(FORMERLY EMERGING GROWTH PORTFOLIO)

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Auto & Transportation             (3.0%)
Consumer Discretionary           (33.2%)
Financial Services                (4.3%)
Health Care                       (2.7%)
Producer Durables                 (4.8%)
Technology                       (41.5%)
Utilities                         (5.7%)
Other                             (4.8%)


PERFORMANCE COMPARED TO THE RUSSELL 2000 INDEX(1)
-------------------------------------------------

                                     TOTAL RETURNS(2)
                           --------------------------------------
                                               AVERAGE    AVERAGE
                                               ANNUAL     ANNUAL
                                     ONE        FIVE      SINCE
                            YTD      YEAR      YEARS    INCEPTION
                           ------   ------     ------   ---------
PORTFOLIO -- CLASS A ...   32.11%   61.11%     21.17%     15.62%
PORTFOLIO -- CLASS B ...   31.92    60.54        N/A      19.13
INDEX -- CLASS A .......    2.37    19.07      12.39      11.70
INDEX -- CLASS B .......    2.37    19.07        N/A       9.79

(1) The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index. The companies have an average market capitalization of approximately $600 million.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Company Growth Portfolio (formerly the Emerging Growth Portfolio) invests primarily in growth-oriented equity securities of small- to medium-sized domestic corporations and, to a limited extent, foreign corporations. Such companies generally have market capitalizations ranging from $200 million to $2 billion.

For the nine months ended September 30, 1999, the Portfolio had a total return of 32.11% for the Class A shares and 31.92% for the Class B shares compared to 2.37% for the Russell 2000 Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 61.11% for the Class A shares and 60.54% for the Class B shares compared to 19.07% for the Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 21.17% compared to 12.39% for the Index. For the period since inception on November 1, 1989 through September 30, 1999, the average annual total return of Class A shares was 15.62% compared to 11.70% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 19.13% compared to 9.79% for the Index.

The third quarter return for the Portfolio was strong on an absolute and relative basis. For the three months ended September 30, 1999, the Portfolio had a total return of 2.41% for the Class A shares and 2.36% for the Class B shares compared to -6.32% for the Index.

Our best performers for the third quarter included three positions in our top 10--Nielsen Media Research, The Corporate Executive Board and Metro Networks--as well as several exciting technology companies, including Harmonic Lightwaves and SanDisk.

Both Nielsen Media and Metro Networks were acquired by larger companies during the period, confirming our belief in the strength of their business models and growth prospects. Furthermore, Harmonic Lightwaves and Sandisk reported results that were well ahead of Wall Street expectations leading to upward estimate revisions and higher stock prices.

We continue to view the internet as an exciting new medium with the potential to fundamentally change the way businesses operate; however, our exposure to "pure play" internet stocks remains minimal due to the extremely dynamic and unpredictable nature of these business models. We believe that most of the companies in our Portfolio are well positioned to benefit from the continuing proliferation of the internet, through accelerating revenue growth and/or via lower operating costs.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)

Pinnacle Holdings is a recent addition to our top ten holdings. The company is a leading domestic consolidator of cellular towers, which represent the backbone of any wireless communications network. Communication towers are monopolistic assets because local zoning authorities limit the number of sites that can be built in a particular geographic region. As a result, independent companies can lease their excess tower space to competing service providers at attractive terms. Pinnacle has the longest track record of any company in this emerging industry and we believe that the company will generate significant free cash flow growth over the next five years as wireless voice, data and internet communication explodes.

Our largest position at quarter end was The Corporate Executive Board. The company provides best practices research and analysis focusing on strategy, operations and general management issues. Because of its subscription based business model and conservative revenue recognition policies, The Corporate Executive Board's earnings significantly understate its free cash flow generation capability. Over the next five years, the company should be able to grow its revenues and earnings significantly by selling more subscriptions to existing clients as well as expanding its current customer base.

Looking forward, we continue to see many opportunities for capital appreciation in small to mid-sized companies. At September 30, 1999 there were 97 names in the Portfolio, with the top 10 representing approximately 32% of net assets.

Alexander L. Umansky
PORTFOLIO MANAGER

Dennis P. Lynch
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
-------------------------------------------------------------------------------
COMMON STOCKS (95.2%)
   AUTO & TRANSPORTATION (3.0%)
     TRANSPORTATION MISCELLANEOUS (3.0%)
        43,700     C.H. Robinson Worldwide, Inc. ..................  $    1,472
                                                                     -----------
   CONSUMER DISCRETIONARY (33.2%)
     ADVERTISING AGENCIES (2.8%)
        72,662     R.H. Donnelly Corp. ............................       1,353
                                                                     -----------
     COMMERCIAL INFORMATION SERVICES (0.2%)
         1,400     QRS Corp. ......................................          90
                                                                     -----------
     EDUCATION SERVICES (0.4%)
         9,300     ITT Educational Services, Inc. .................         181
                                                                     -----------
     ENTERTAINMENT (3.9%)
        52,364     Cedar Fair L.P. ................................       1,087
        18,300     Championship Auto Racing Teams, Inc. ...........         476
        11,158     SFX Entertainment, Inc. ........................         340
                                                                     -----------
                                                                          1,903
                                                                     -----------
     HOTEL/MOTEL (0.8%)
         9,800     Four Seasons Hotels, Inc. ......................         358
                                                                     -----------
     LEISURE TIME (1.4%)
        13,500     American Classic Voyages Co. ...................         310
        11,500     Ducati Motor Holdings, Inc. ....................         362
                                                                     -----------
                                                                            672
                                                                     -----------
     RADIO & TV BROADCASTERS (5.1%)
         3,000     Paxson Communications Corp. ....................          37
        25,900     Pegasus Communications Corp. ...................       1,165
         1,600     Tivo, Inc. .....................................          48
        24,288     Westwood One, Inc. .............................       1,096
         2,400     Young Broadcasting, Inc., Class A ..............         126
                                                                     -----------
                                                                          2,472
                                                                     -----------
     RESTAURANTS (4.4%)
        17,800     Papa John's International, Inc. ................         734
        45,646     Sonic Corp. ....................................       1,390
                                                                     -----------
                                                                          2,124
                                                                     -----------
     RETAIL (4.6%)
         6,900     1-800-Flowers.com, Inc. ........................         100
        15,300     Bebe Stores, Inc. ..............................         369
        59,400     David's Bridal, Inc. ...........................         442
        11,500     InterTAN, Inc. .................................         226
        22,300     P.F. Chang's China Bistro, Inc. ................         482
        20,100     Tuesday Morning Corp. ..........................         507
         4,100     ValueVision International, Inc. ................         107
                                                                     -----------
                                                                          2,233
                                                                     -----------
     SERVICE ORGANIZATIONS (1.6%)
        31,300     Steiner Leisure Ltd. ...........................         782
                                                                     -----------
     SERVICES: COMMERCIAL (8.0%)
        19,511     Nielsen Media Research, Inc. ...................         725
        62,600     The Corporate Executive Board Co. ..............       2,551
        17,800     UNSWeb Corp. ...................................         611
                                                                     -----------
                                                                          3,887
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY ...................................      16,055
                                                                     -----------
   FINANCIAL SERVICES (4.3%)
     DIVERSIFIED FINANCIAL SERVICES (0.0%)
             1     Mutual Risk Management Ltd. ....................          --
                                                                     -----------

                                                                        VALUE
      SHARES                                                            (000)
-------------------------------------------------------------------------------
     FINANCIAL MISCELLANEOUS (1.2%)
        67,868     Indigo Aviation AB ADR .........................  $      611
                                                                     -----------
     INSURANCE: MULTI-LINE (0.7%)
        13,176     Reinsurance Group of America, Inc. .............         338
                      (Non-Voting)
                                                                     -----------
     INVESTMENT MANAGEMENT COMPANIES (2.0%)
        30,192     PIMCO Advisors Holdings L.P. ...................         951
                                                                     -----------
     RENTAL & LEASING SERVICES: COMMERCIAL (0.4%)
        18,600     First Sierra Financial, Inc. ...................         199
                                                                     -----------
   TOTAL FINANCIAL SERVICES .......................................       2,099
                                                                     -----------
   HEALTH CARE (2.7%)
     HEALTH CARE SERVICES (0.1%)
         4,500     Laser Vision Centers, Inc. .....................          63
                                                                     -----------
     MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.6%)
        66,800     General Surgical Innovations, Inc. .............         459
         4,700     Novoste Corp. ..................................          84
         3,600     Techne Corp. ...................................         113
        10,500     Xomed Surgical Products, Inc. ..................         599
                                                                     -----------
                                                                          1,255
                                                                     -----------
   TOTAL HEALTH CARE ..............................................       1,318
                                                                     -----------
   PRODUCER DURABLES (4.8%)
     AEROSPACE (0.5%)
         7,600     Cordant Technologies, Inc. .....................         231
                                                                     -----------
     ELECTRICAL EQUIPMENT & COMPONENTS (1.8%)
        11,100     AFC Cable Systems, Inc. ........................         472
        12,500     Commscope, Inc. ................................         406
                                                                     -----------
                                                                            878
                                                                     -----------
     OFFICE FURNITURE & BUSINESS EQUIPMENT (0.3%)
         4,700     Knoll, Inc. ....................................         126
                                                                     -----------
     PRODUCTION TECHNOLOGY EQUIPMENT (1.5%)
        17,268     Dionex Corp. ...................................         738
                                                                     -----------
     TELECOMMUNICATIONS EQUIPMENT (0.7%)
         9,100     L-3 Communications Corp. .......................         344
                                                                     -----------
   TOTAL PRODUCER DURABLES ........................................       2,317
                                                                     -----------
   TECHNOLOGY (41.5%)
     COMMUNICATIONS TECHNOLOGY (22.2%)
        20,300     Advanced Fibre Communications, Inc. ............         452
         2,200     Airgate Pcs, Inc. ..............................          55
        92,540     American Tower Corp., Class A ..................       1,810
        12,600     AudioCodes Ltd. ................................         474
        11,100     CIENA Corp. ....................................         405
         9,200     CoreComm Ltd. ..................................         303
        12,900     Crown Castle International Corp. ...............         242
         5,100     Harmonic Lightwaves, Inc. ......................         667
        17,500     IPC Communications, Inc. .......................       1,068
        14,600     IXnet, Inc. ....................................         221
         6,900     Leap Wireless International, Inc. ..............         160
        21,100     Periphonics Corp. ..............................         662
        57,200     Pinnacle Holdings, Inc. ........................       1,494
         4,900     Proxim, Inc. ...................................         225
        27,700     RF Micro Devices, Inc. .........................       1,267
        81,600     SBA Communications Corp. .......................         887
         7,200     Terayon Communication Systems, Inc. ............         352
                                                                     -----------
                                                                         10,744
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
-------------------------------------------------------------------------------
   TECHNOLOGY (CONT.)
     COMPUTER SERVICES SOFTWARE & SYSTEMS (11.4%)
         5,500     Allaire Corp. ..................................  $      308
           400     Alteon Websystems, Inc. ........................          38
           600     Bluestone Software, Inc. .......................          14
        10,100     Citrix Systems, Inc. ...........................         626
           600     Egain Communications Corp. .....................          11
        19,900     Forte Software, Inc. ...........................         545
           300     Foundry Networks, Inc. .........................          38
           200     Freeshop International, Inc. ...................           2
         8,600     Informatica Corp. ..............................         436
         1,900     Interliant, Inc. ...............................          23
         1,000     Kana Communications, Inc. ......................          50
         2,500     Liberate Technologies, Inc. ....................         105
         9,100     Micromuse, Inc. ................................         585
        15,000     National Computer Systems, Inc. ................         575
         1,600     NetIQ Corp. ....................................          47
           500     Netzero, Inc. ..................................          13
         4,000     QLogic Corp. ...................................         279
           200     RADWARE Ltd. ...................................           5
        80,300     SAGA Systems, Inc. .............................       1,159
         2,200     TIBCO Software, Inc. ...........................          66
        12,200     Visio Corp. ....................................         478
           400     Vitria Technology, Inc. ........................          15
         3,700     WorldGate Communications, Inc. .................          85
                                                                     -----------
                                                                          5,503
                                                                     -----------
    COMPUTER TECHNOLOGY (3.7%)
         4,100     PSInet, Inc. ...................................         147
         9,000     SanDisk Corp. ..................................         587
        14,250     Transwitch Corp. ...............................         812
         7,500     Verio, Inc. ....................................         233
                                                                     -----------
                                                                          1,779
                                                                     -----------
    ELECTRONICS: SEMI- CONDUCTORS/COMPONENTS (4.2%)
        18,700     Applied Science and Technology, Inc. ...........         386
        17,900     Cirrus Logic, Inc. .............................         196
         2,100     Conexant Systems, Inc. .........................         152
         8,800     Maker Communications, Inc. .....................         205
         8,200     Micrel, Inc. ...................................         356
         7,500     Powerwave Technologies, Inc. ...................         362
         5,000     SDL, Inc. ......................................         381
                                                                     -----------
                                                                          2,038
                                                                     -----------
   TOTAL TECHNOLOGY ...............................................      20,064
                                                                     -----------
   UTILITIES (5.7%)
     UTILITIES: ELECTRICAL (1.8%)
        28,036     Montana Power Co. ..............................         853
                                                                     -----------
     UTILITIES: TELECOMMUNICATIONS (3.9%)
        31,332     Associated Group, Inc., Class B ................       1,898
                                                                     -----------
   TOTAL UTILITIES ................................................       2,751
                                                                     -----------
TOTAL COMMON STOCKS (COST $37,695) ................................      46,076
                                                                     -----------
                                                                     -----------
      FACE
     AMOUNT                                                             VALUE
      (000)                                                             (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.4%)
  REPURCHASE AGREEMENT (6.4%)
$       3,090  Chase Securities, Inc. 5.05%, dated
                9/30/99, due 10/01/99, to be
                repurchased at $3,090, collateralized by
                U.S. Treasury Bonds, 7.125%, due
                2/15/23, valued at $3,116
                (Cost $3,090)......................................  $    3,090
                                                                     -----------
TOTAL INVESTMENTS (101.6%) (Cost $40,785)..........................      49,166
                                                                     -----------
OTHER ASSETS AND LIABILITIES (-1.6%)
  Other Assets.....................................................       3,318
  Liabilities......................................................      (4,106)
                                                                     -----------
                                                                           (788)
                                                                     -----------
NET ASSETS (100%)..................................................  $   48,378
                                                                     -----------
                                                                     -----------
CLASS A:
--------
NET ASSETS.........................................................  $   42,904
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 4,236,624 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)....................  $    10.13
                                                                     -----------
                                                                     -----------
CLASS B:
--------
NET ASSETS.........................................................  $    5,474
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 551,114 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)..........................  $     9.93
                                                                     -----------
                                                                     -----------

--------------------------------------------------------------------------------
ADR -- American Depositary Receipts

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Data Communications               (35.1%)
Data Storage & Processing          (1.4%)
Electronic Equipment               (5.9%)
Information Processing             (2.3%)
Medical Technology                 (0.2%)
Micro Computer Mfg.                (2.2%)
Office Automation                  (0.4%)
Semiconductor Capital
Equipment Mfg.                     (1.9%)
Semiconductor Mfg.                (16.1%)
Software Products                 (24.6%)
Test, Analysis &
Instrumentation Equipment          (1.2%)
Other                              (8.7%)

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE
LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(1)
-------------------------------------------------

                                  TOTAL RETURNS(2)
                           ----------------------------
                                               AVERAGE
                                               ANNUAL
                                     ONE        SINCE
                            YTD      YEAR     INCEPTION
                           ------   ------    ---------
PORTFOLIO -- CLASS A.....  53.49%   122.20%      50.64%
PORTFOLIO -- CLASS B.....  53.39    121.85       50.36
S&P 500 INDEX............   5.36     27.80       24.98
LIPPER SCIENCE &
  TECHNOLOGY FUNDS INDEX.  36.30     89.30       32.86


(1) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation. The Lipper Science and Technology Funds Index is a composite index of mutual funds that invest at least 65% of their assets in science and technology stocks.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total investments in securities of foreign companies to participate sufficiently in the global technology market.

For the nine months ended September 30, 1999, the Portfolio had a total return of 53.49% for the Class A shares and 53.39% for the Class B shares compared to 5.36% for the S&P 500 Index and 36.30% for the Lipper Science and Technology Funds Index. For the one year ended September 30, 1999, the Portfolio had a total return of 122.20% for the Class A shares and 121.85% for the Class B shares compared to 27.80% for the S&P 500 Index and 89.30% for the Lipper Science and Technology Funds Index. For the period since inception on September 16, 1996 through September 30, 1999, the average annual total return of Class A shares was 50.64% and 50.36% for Class B shares compared to 24.98% for the S&P 500 Index and 32.86% for the Lipper Science and Technology Funds Index.

For the three months ended September 30, 1999, the Portfolio had a total return of 6.68% for the Class A shares and 6.67% for the Class B shares compared to - 6.25% for the S&P 500 Index and 6.90% for the Lipper Science and Technology Funds Index.

The third quarter return for the Portfolio was good on a relative basis and strong on an absolute basis. The absolute return for the quarter and certainly for the year-to-date was very substantial. We continue to be pleased with the Portfolio's substantial outperformance of the S&P 500 Index and Lipper Science and Technology Index for the first nine months of the year. Our best performers for the quarter were Internet Capital Group up 260%, Harmonic Lightwaves up 128%, Doubleclick up 76% and US Web up 55%. The Portfolio also benefited from being overweight the telecom equipment (especially optical components), semiconductor and semi-cap equipment sectors, as well as transitioning back into selective internet holdings. We remain underweight the PC hardware and IT services sectors.

We believe fundamentals for technology continue to be favorable, especially in broadband technology and Internet Protocol communications. The telecommunications

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)

industry continues to see 25%-to-35% growth in the demand for data services; internet access (business and consumer) is growing exponentially and the cable and long distance companies are in the middle of a multi- billion dollar, multi-year broadband build out.

Even though there are some valid concerns over a potential slowdown in IT spending due to Y2K related problems, we believe that companies will continue to spend on these technologies in order to stay competitive, in both product and service features and to decrease costs.

There are over 2,000 public technology companies and we strive to invest in the best 100. Our goal remains the same; identify the premier sectors and companies, which present compelling investment opportunities and avoid the sectors and companies with deteriorating fundamentals.

Alexander L. Umansky
PORTFOLIO MANAGER

Stephen C. Sexauer
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
-------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
  TECHNOLOGY (99.0%)
    DATA COMMUNICATIONS (35.1%)
        5,250      Adaptec, Inc....................................  $      208
        4,450      ADC Telecommunications, Inc.....................         187
       34,300      Advanced Fibre Communications, Inc..............         763
          400      AirGate PCS, Inc................................          10
        7,950      Alcatel Alsthom ADR.............................         221
       14,100      American Tower Corp., Class A...................         276
          700      AudioCodes Ltd..................................          26
       27,100      CIENA Corp......................................         989
       17,900      Cisco Systems, Inc..............................       1,227
       12,750      Commscope, Inc..................................         414
          100      Freeshop International Inc......................           1
       24,400      General Instrument Corp.........................       1,174
        3,700      Harmonic Lightwaves, Inc........................         484
        5,000      IPC Communications, Inc.........................         305
        8,300      JDS Uniphase Corp...............................         945
        5,940      Lucent Technologies, Inc........................         385
        8,400      Metromedia Fiber Network, Inc.,
                     Class A.......................................         206
       60,300      Newbridge Networks Corp.........................       1,572
        5,200      Nortel Networks Corp............................         265
       17,900      Periphonics Corp................................         562
        8,500      Powerwave Technologies, Inc.....................         410
        5,800      Proxim, Inc.....................................         267
        2,000      QUALCOMM, Inc...................................         378
        4,000      Qwest Communications International,
                     Inc...........................................         118
       15,200      RF Micro Devices, Inc...........................         695
        4,750      Scientific-Atlanta, Inc.........................         236
        1,550      Sprint PCS......................................         116
        1,500      Tellabs, Inc....................................          85
       10,700      Terayon Communication Systems, Inc..............         523
        9,400      Transwitch Corp.................................         536
          750      Vodafone AirTouch plc ADR.......................         178
                                                                     -----------
                                                                         13,762
                                                                     -----------
      DATA PROCESSING & REPRODUCTION (0.0%)
          100      RADWARE Ltd.....................................           3
                                                                     -----------
      DATA STORAGE & PROCESSING (1.4%)
          200      Gadzoox Networks, Inc...........................          11
        6,200      Quantum Corp....................................          46
        3,250      SanDisk Corp....................................         212
        3,600      VERITAS Software Corp...........................         273
                                                                     -----------
                                                                            542
                                                                     -----------
      ELECTRONIC EQUIPMENT (5.9%)
        4,800      Exodus Communications, Inc......................         346
          200      Foundry Networks, Inc...........................          25
        2,800      Gemstar Internal Group Ltd......................         219
          300      Juniper Networks, Inc...........................          55
        7,200      LSI Logic Corp..................................         371
        8,000      Maker Communications, Inc.......................         188
        9,400      Micrel, Inc.....................................         408
        4,400      Microchip Technology, Inc.......................         226
        1,900      Optical Coating Laboratory, Inc.................         175

                                                                        VALUE
     SHARES                                                             (000)
-------------------------------------------------------------------------------
          400      Sanmina Corp....................................  $       31
        3,700      SDL, Inc........................................         282
                                                                     -----------
                                                                          2,326
                                                                     -----------
      INFORMATION PROCESSING (2.3%)
        3,300      America Online, Inc.............................         343
       11,100      Electronics For Imaging, Inc....................         571
                                                                     -----------
                                                                            914
                                                                     -----------
      MEDICAL TECHNOLOGY (0.2%)
        3,300      Novoste Corp....................................          59
                                                                     -----------
      MICRO COMPUTER MFG (2.2%)
        9,800      Dell Computer Corp..............................         410
        4,900      Sun Microsystems, Inc...........................         455
                                                                     -----------
                                                                            865
                                                                     -----------
      OFFICE AUTOMATION (0.4%)
        2,800      Pitney Bowes, Inc...............................         171
                                                                     -----------
      SEMICONDUCTOR CAPITAL EQUIPMENT MFG (1.9%)
        5,450      Applied Materials, Inc..........................         424
        5,100      KLA Tencor Corp.................................         332
                                                                     -----------
                                                                            756
                                                                     -----------
      SEMICONDUCTOR MFG (16.1%)
        4,950      Analog Devices, Inc.............................         254
        4,400      ASM Lithography Holding N.V.....................         295
        3,000      Atmel Corp......................................         101
          400      Broadcom Corp., Class A.........................          44
       20,400      Cirrus Logic, Inc...............................         224
        9,400      Conexant Systems, Inc...........................         683
        4,400      Cypress Semiconductor Corp......................          95
       15,948      Intel Corp......................................       1,185
        5,000      Lam Research Corp...............................         305
        4,400      Linear Technology Corp..........................         259
       12,100      Maxim Integrated Products, Inc..................         763
        7,850      Motorola, Inc...................................         691
        2,200      PMC-Sierra, Inc.................................         203
        5,000      Texas Instruments, Inc..........................         411
       12,050      Xilinx, Inc.....................................         790
                                                                     -----------
                                                                          6,303
                                                                     -----------
      SOFTWARE PRODUCTS (24.6%)
        2,800      Allaire Corp....................................         157
          300      Alteon Websystems, Inc..........................          28
          500      Bluestone Software, Inc.........................          12
        5,600      Citrix Systems, Inc.............................         347
        3,400      CMGI, Inc.......................................         348
        4,600      DoubleClick, Inc................................         548
        3,300      eBay, Inc.......................................         465
          400      Egain Communications Corp.......................           7
        2,500      Electronic Data Systems Corp....................         132
       15,600      Forte Software, Inc.............................         429
        4,300      Informatica Corp................................         218
        7,500      Infoseek Corp...................................         232
        2,100      Inktomi Corp....................................         252
        1,400      Interliant, Inc.................................          17
        2,200      Internet Capital Group, Inc.....................         193
       11,800      IXnet, Inc......................................         178
          500      Kana Communications, Inc........................          25


MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO


                                                                        VALUE
     SHARES                                                             (000)
-------------------------------------------------------------------------------

  TECHNOLOGY  (cont.)
      SOFTWARE PRODUCTS  (CONT.)
        1,700      Liberate Technologies, Inc......................  $       72
        7,900      Lycos, Inc......................................         396
        1,600      Micromuse, Inc..................................         103
       20,900      Microsoft Corp..................................       1,893
        1,200      NetIQ Corp......................................          36
        4,400      Network Solutions, Inc., Class A................         404
          400      Netzero, Inc....................................          10
       29,650      Novell, Inc.....................................         613
        3,600      Portal Software, Inc............................         140
        2,900      PSInet, Inc.....................................         104
        3,000      Rational Software Corp..........................          88
        1,800      RealNetworks, Inc...............................         188
        1,000      Red Hat, Inc....................................          96
          400      Rhythyms NetConnections, Inc....................          14
       55,100      SAGA Systems, Inc...............................         795
        4,800      Security First Technologies Corp................         187
        1,100      TIBCO Software, Inc.............................          33
        5,000      Verio, Inc......................................         155
        1,200      Vignette Corp...................................         109
          300      Vitria Technology, Inc..........................          11
        2,700      WorldGate Communications, Inc...................          62
        2,900      YAHOO!, Inc.....................................         521
                                                                     -----------
                                                                          9,618
                                                                     -----------
      TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (1.2%)
       12,800      Teradyne, Inc...................................         451
                                                                     -----------
      OTHER (7.7%)
        5,100      1-800-Flowers.com, Inc..........................          74
        1,400      Amazon.com, Inc.................................         112
       13,200      Applied Science and Technology, Inc.............         272
        2,400      Bell Atlantic Corp..............................         162
        2,300      Extreme Networks................................         146
       13,000      First Sierra Financial, Inc.....................         139
        4,200      Intimate Brands, Inc............................         163
        4,300      MCI Worldcom, Inc...............................         309
        2,800      MediaOne Group, Inc.............................         191
        4,400      Montana Power Co................................         134
        2,700      Priceline.com Inc...............................         174
        5,950      Sprint Corp. (Fon Group)........................         323
          700      Tivo, Inc.......................................          21
       20,000      USWeb Corp......................................         686
        3,000      Williams Cos., Inc..............................         112
                                                                     -----------
                                                                          3,018
                                                                     -----------
TOTAL TECHNOLOGY...................................................      38,788
                                                                     -----------
TOTAL COMMON STOCKS (Cost $29,736).................................      38,788
                                                                     -----------


     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------

  SHORT-TERM INVESTMENT (0.5%)
      REPURCHASE AGREEMENT (0.5%)
  $       184    Chase Securities, Inc. 5.05%, dated
                   9/30/99, due 10/01/99, to be
                   repurchased at $184,
                   collateralized by U.S. Treasury
                   Bonds, 6.375%, due 8/15/27,
                   valued at $186 (Cost $184)......................  $      184
                                                                     -----------
  TOTAL INVESTMENTS (99.5%) (Cost $29,920).........................      38,972
                                                                     -----------
  OTHER ASSETS AND LIABILITIES (0.5%)
    Other Assets...................................................       1,085
    Liabilities....................................................        (887)
                                                                     -----------
                                                                            198
                                                                     -----------
NET ASSETS (100%)..................................................  $   39,170
                                                                     -----------
                                                                     -----------

CLASS A:
--------
NET ASSETS.........................................................  $   36,089
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,334,085 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)...........................  $    27.05
                                                                     -----------
                                                                     -----------

CLASS B:
--------
NET ASSETS.........................................................  $    3,081
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
    Applicable to 114,392 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)...................  $    26.94
                                                                     -----------
                                                                     -----------

-------------------------------------------------------------------------------
ADR --  American Depositary Receipt

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------
                                 [CHART]

Basic Materials                   (3.0%)
Capital Goods                     (9.3%)
Communication Services            (8.6%)
Consumer Cyclicals               (13.5%)
Consumer Staples                  (8.9%)
Energy                            (5.5%)
Financial                        (13.4%)
Health Care                       (9.8%)
Technology                       (23.2%)
Transportation                    (0.8%)
Utilities                         (3.7%)
Other                             (0.3%)
                                   100%


PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
--------------------------------------------

                                 TOTAL RETURNS(2)
                           -----------------------------
                                                AVERAGE
                                                 ANNUAL
                                     ONE         SINCE
                            YTD      YEAR      INCEPTION
                           ------   ------     ---------
PORTFOLIO-- CLASS A......   5.47%    26.92%      14.04%
PORTFOLIO-- CLASS B......   5.31     26.65       13.82
INDEX ...................   5.36     27.80       16.32


(1) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in the S&P 500 Index. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks.

The Portfolio investment process utilizes systematic quantitative and qualitative inputs. The quantitative inputs include several proprietary valuation and momentum models, as well as a market conditions model. The qualitative inputs include stock ratings from Morgan Stanley Dean Witter's Equity Research analysts. These inputs are combined in a systematic way to produce an attractiveness measure for every stock in the Portfolio investment universe. The Portfolio is designed to have consistently higher returns than the S&P 500 with a volatility of portfolio return that is approximately equal to that of the S&P 500. This is sought by using a multi-factor risk model for building the Portfolio and by maintaining sector neutrality with respect to the S&P 500 Index. The active exposure to any single company is also kept to a modest level.

For the nine months ended September 30, 1999, the Portfolio had a total return of 5.47% for the Class A shares and 5.31% for the Class B shares compared to 5.36% for the S&P 500 Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 26.92% for the Class A shares and 26.65% for the Class B shares compared to 27.80% for the Index. For the period since inception on July 31, 1997 through September 30, 1999, the Portfolio had an average annual total return of 14.04% for Class A shares and 13.82% for Class B shares compared to 16.32% for the Index.

The Portfolio's strategy is sector neutral to the S&P 500, so sector weights had no impact on incremental performance. The performance of a sector in the Portfolio is completely driven by stock selection (and relative weights) within the sector. Based on stock selection, our best performing sectors were beverages and home products, telephones, financial services, multi- industry, and drugs and biotechnology. Our worst performing sectors were capital goods, consumer durables, forest products, public utilities, and semiconductors.

Virtually all of the differential performance between the Portfolio and the Index came from active stock selection. The five largest contributions to our performance relative to the S&P 500 came from the following stocks: 1) Coca Cola (underweight), a global soft drink company, tumbled 22% during the quarter. The company issued an earnings warning for the sixth consecutive quarter citing the recall in Europe

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MORGAN STANLEY DEAN WITTER
INSITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)

and sluggish international sales. 2) AT&T (underweight), a communications service company, also dropped 22%, as fears of long distance price wars and a slowing of AT&T's voice long distance business put pressure on the stock throughout the quarter. 3) Bell Atlantic (overweight), a local telephone company, continued its impressive performance this year as investors remained optimistic about its potential entry into the long distance market, growing data traffic and wireless revenues and potential benefits from the GTE and Vodafone Airtouch alliances. 4) Anheuser Busch (overweight), a beer producer and distributor, rose 15% in July and August as the market anticipated successful price increases for its key products and increasing volumes and brand presence internationally. 5) Texas Instruments (overweight), a worldwide producers of semiconductor products, climbed 14% on the back of strong demand for digital signal processors and the successful introduction of a host of analog product offerings.

On the other side, the five most negative contributions to our performance relative to the S&P 500 came from the following stocks: 1) Owens Corning (overweight), a manufacturer of building materials and glass fiber products, tumbled 36%, as market participants seemed to be more focused on its asbestos liability problems than its current financial performance. 2) Intel (underweight), a manufacturer of computer components and related products, rose 24% buoyed by strong demand for microprocessors. 3) Conseco (overweight), a health and life insurance provider, fell 37%, as investors continued to pound the stock since the company agreed to acquire Green Tree Financial in April. 4) Gap (overweight), an international specialty retailer, dropped 36% on disappointing sales trends at Gap brand stores. These stores account for over 40% of the company's revenues. 5) Countrywide Credit Industries (overweight), a mortgage banking company, sank 24% as investors raised questions about the company ability to produce strong earnings in a rising interest rate environment with declining demand for mortgage refinancings.

During the third quarter of 1999 the U.S. economic expansion continued with surprising vigor. Growth in GDP may exceed 4% and S&P earnings growth may exceed 15%. The interest rate backdrop, however, was not as friendly. While the yield on the benchmark 30-year Treasury only increased by roughly 10 basis points to 6.05%, there was constant consternation about the next move by the Federal Reserve Board. These concerns contributed to the S&P 500's stumble during the third quarter. It lost 6.25%, leaving it with a 5.36% return year-to-date. Reversing the gains in the second quarter, large capitalization value stocks underperformed their large capitalization growth counterparts by nearly 6% (as measured by the S&P 500 Barra Value and Growth indexes). The performance of small capitalization stocks was no better than large capitalization stocks - they also fell by 6.32% (as measured by the Russell 2000 index). What will the future hold for U.S. stocks? We remain cautious about the prospects for U.S. stocks. The failed advance in stocks at the beginning of the quarter was narrow and weak. The current investment environment is characterized by a high trade deficit, a dollar that is under pressure and interest rate uncertainties. None of these are good for a fully-priced stock market.

Eugene Flood, Jr.
PORTFOLIO MANAGER

Narayan Ramachandran
PORTFOLIO MANAGER

October 1999

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MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCK (99.7%)
 BASIC MATERIALS (3.0%)
   ALUMINUM (0.2%)
            400     Alcan Aluminum Ltd. ...........................  $       13
            700     Alcoa, Inc. ...................................          43
                                                                     -----------
                                                                             56
                                                                     -----------
   CHEMICALS (1.2%)
          1,100     Dow Chemical Co. ..............................         125
          1,700     E.I. du Pont de Nemours & Co. .................         104
            700     Rohm & Haas Co. ...............................          25
                                                                     -----------
                                                                            254
                                                                     -----------
   CHEMICALS (DIVERSIFIED) (0.1%)
            500     Monsanto Co. ..................................          18
                                                                     -----------
   CHEMICALS (SPECIALTY) (0.2%)
          1,300     Hercules, Inc. ................................          37
                                                                     -----------
   GOLD & PRECIOUS METALS MINING (0.3%)
          3,100     Barrick Gold Corp. ............................          68
            400     Newmont Mining Corp. ..........................          10
                                                                     -----------
                                                                             78
                                                                     -----------
   IRON & STEEL (0.0%)
            200     Worthington Industries, Inc. ..................           3
                                                                     -----------
   METALS MINING (0.1%)
            300     Phelps Dodge Corp. ............................          16
                                                                     -----------
   PAPER & FOREST (0.9%)
          2,300     Georgia-Pacific Group .........................          93
          3,800     Louisiana-Pacific Corp. .......................          59
          1,500     Westvaco Corp. ................................          39
                                                                     -----------
                                                                            191
                                                                     -----------
 TOTAL BASIC MATERIALS ............................................         653
                                                                     -----------
 CAPITAL GOODS (9.3%)
   AEROSPACE & DEFENSE (0.8%)
            400     B.F. Goodrich Co. (The) .......................          12
          1,500     Boeing Co. ....................................          64
            400     General Dynamics Corp. ........................          25
          1,200     Northrop Grumman Corp. ........................          76
                                                                     -----------
                                                                            177
                                                                     -----------
   ELECTRICAL EQUIPMENT (4.8%)
          1,300     Bank One Corp. ................................          45
          1,200     Emerson Electric Co. ..........................          76
          6,600     General Electric Co. ..........................         783
            600     Solectron Corp. ...............................          43
            200     Thomas & Betts Corp. ..........................          10
          1,800     Wells Fargo Co. ...............................          71
                                                                     -----------
                                                                          1,028
                                                                     -----------
   ENGINEERING & CONSTRUCTION (0.2%)
          1,600     McDermot International, Inc. ..................          32
                                                                     -----------
   MANUFACTURING (DIVERSIFIED) (2.9%)
          2,800     Allied Signal, Inc. ...........................         168
            400     Corning, Inc. .................................          27
          1,000     Illinois Tool Works, Inc. .....................          75
          2,200     Tyco International Ltd. .......................         227
          2,100     United Technologies Corp. .....................         124
                                                                     -----------
                                                                            621
                                                                     -----------
   MANUFACTURING (SPECIALIZED) (0.3%)
            500     Avery Dennison Corp. ..........................  $       26
            100     Briggs & Stratton Corp. .......................           6
          1,700     Pall Corp. ....................................          40
                                                                     -----------
                                                                             72
                                                                     -----------
   TRUCKS & PARTS (0.3%)
            100     Cummins Engine Co., Inc. ......................           5
            400     Navistar International Corp. ..................          18
            700     PACCAR, Inc. ..................................          36
                                                                     -----------
                                                                             59
                                                                     -----------
   WASTE MANAGEMENT (0.0%)
            500     Waste Management, Inc. ........................          10
                                                                     -----------
 TOTAL CAPITAL GOODS ..............................................       1,999
                                                                     -----------
 COMMUNICATION SERVICES (8.6%)
   TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.5%)
            700     Nextel Communications, Inc., Class A ..........          48
            700     Sprint Corp. (PCS Group) ......................          52
                                                                     -----------
                                                                            100
                                                                     -----------
   TELECOMMUNICATIONS (LONG DISTANCE) (1.9%)
          1,799     AT&T Corp. ....................................          78
          4,200     MCI Worldcom, Inc. ............................         302
            500     Sprint Corp. ..................................          27
                                                                     -----------
                                                                            407
                                                                     -----------
   TELEPHONE (6.2%)
          3,200     Alltel Corp. ..................................         225
            600     Amertech Corp. ................................          40
          7,400     Bell Atlantic Corp. ...........................         498
          1,000     Bellsouth Corp. ...............................          45
          3,400     GTE Corp. .....................................         261
          5,100     SBC Communications, Inc. ......................         261
                                                                     -----------
                                                                          1,330
                                                                     -----------
 TOTAL COMMUNICATION SERVICES .....................................       1,837
                                                                     -----------
 CONSUMER CYCLICALS (13.5%)
   AUTO PARTS & EQUIPMENT (0.1%)
          1,600     Delphi Automotive Systems Corp. ...............          26
                                                                     -----------
   AUTOMOBILES (0.0%)
            100     Ford Motor Co. ................................           5
                                                                     -----------
   BUILDING MATERIALS (0.5%)
            500     Armstrong World Industries, Inc. ..............          23
          3,800     Owens Corning .................................          82
                                                                     -----------
                                                                            105
                                                                     -----------
   CONSUMER (JEWELRY, NOVELTIES & GIFTS) (0.1%)
          1,200     American Greetings Corp., Class A .............          31
                                                                     -----------
   FOOTWEAR (0.8%)
          2,800     Nike, Inc., Class B ...........................         159
                                                                     -----------
   GAMING, LOTTERY & PARIMUTUEL COMPANIES (0.1%)
          1,100     Harrah's Entertainment, Inc. ..................          31
                                                                     -----------
   HARDWARE & TOOLS (0.1%)
            400     Black & Decker Corp. ..........................          18
                                                                     -----------
   HOMEBUILDING (1.2%)
          2,900     Centex Corp. ..................................          86
          3,000     Kaufman & Broad Home Corp. ....................          62
          4,700     Pulte Corp. ...................................         102
                                                                     -----------
                                                                            250
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   HOUSEHOLD FURNISHINGS & APPLIANCES (0.5%)
            200     Maytag Corp. ..................................  $        7
          1,500     Whirlpool Corp. ...............................          98
                                                                     -----------
                                                                            105
                                                                     -----------
   LEISURE TIME PRODUCTS (0.5%)
          2,600     Hasbro, Inc. ..................................          56
          3,100     Mattel, Inc. ..................................          59
                                                                     -----------
                                                                            115
                                                                     -----------
   LODGING - HOTELS (0.1%)
            700     Carnival Corp., Class A .......................          30
                                                                     -----------
   PHOTOGRAPHY/IMAGING (0.3%)
            800     Eastman Kodak Co. .............................          60
                                                                     -----------
   PUBLISHING (NEWSPAPERS) (1.4%)
          1,500     Gannett Co., Inc. .............................         104
          1,600     Knight-Ridder, Inc., Co. ......................          88
          1,500     Times Mirror Co. ..............................          98
                                                                     -----------
                                                                            290
                                                                     -----------
   RETAIL (BUILDING SUPPLIES) (1.5%)
          4,200     Home Depot, Inc. ..............................         288
            500     Lowe's Cos., Inc. .............................          25
            400     Sherwin-Williams Co. ..........................           8
                                                                     -----------
                                                                            321
                                                                     -----------
   RETAIL (COMPUTERS & ELECTRONICS) (0.9%)
            100     Best Buy Co., Inc. ............................           6
          4,400     Circuit City Stores-Circuit City Group ........         186
                                                                     -----------
                                                                            192
                                                                     -----------
   RETAIL (DEPARTMENT STORES) (0.8%)
          1,900     Dillards, Inc., Class A .......................          39
            300     Federated Department Stores, Inc. .............          13
            800     J.C. Penney Co., Inc. .........................          27
            400     Kohl's Corp. ..................................          26
          1,800     May Department Stores, Co. ....................          66
                                                                     -----------
                                                                            171
                                                                     -----------
   RETAIL (DISCOUNTERS) (0.1%)
            500     Dollar General Corp. ..........................          15
                                                                     -----------
   RETAIL (GENERAL MERCHANDISE) (3.7%)
            200     Costco Wholesale Corp. ........................          14
          2,500     Dayton Hudson Corp. ...........................         150
          3,300     Kmart Corp. ...................................          39
            600     Sears Roebuck & Co. ...........................          19
         12,100     Wal-Mart Stores, Inc. .........................         575
                                                                     -----------
                                                                            797
                                                                     -----------
   RETAIL (SPECIALTY) (0.5%)
          3,100     Gap, Inc. .....................................          99
            200     Staples, Inc. .................................           5
                                                                     -----------
                                                                            104
                                                                     -----------
   SERVICES (COMMERCIAL & CONSUMER) (0.0%)
             31     Gartner Group, Inc. ...........................           1
            100     H&R Block, Inc. ...............................           4
                                                                     -----------
                                                                              5
                                                                     -----------
   TEXTILES (APPAREL) (0.3%)
          2,100     Liz Claiborne, Inc. ...........................          65
                                                                     -----------
 TOTAL CONSUMER CYCLICALS .........................................       2,895
                                                                     -----------
 CONSUMER STAPLES (8.9%)
   BEVERAGES (ALCOHOLIC) (1.7%)
          4,800     Anheuser Busch Cos., Inc. .....................  $      336
            700     Coors (Adolph), Inc., Class B .................          38
                                                                     -----------
                                                                            374
                                                                     -----------
   BEVERAGES (NON-ALCOHOLIC) (0.1%)
            400     PepsiCo, Inc. .................................          12
                                                                     -----------
   BROADCASTING (TV, RADIO, CABLE) (0.4%)
            700     CBS Corp. .....................................          32
            200     Clear Channel Communications, Inc. ............          16
            500     Comcast Corp., Class A ........................          20
            300     MediaOne Group, Inc. ..........................          21
                                                                     -----------
                                                                             89
                                                                     -----------
   DISTRIBUTORS (FOOD & HEALTH) (0.3%)
          2,400     SUPERVALU, Inc. ...............................          52
                                                                     -----------
   ENTERTAINMENT (0.6%)
          1,800     King World Productions, Inc. ..................          68
            900     Seagram Ltd. ..................................          41
            400     Time Warner, Inc. .............................          24
                                                                     -----------
                                                                            133
                                                                     -----------
   FOODS (0.7%)
            400     Bestfoods .....................................          19
          1,000     Quaker Oats Co. ...............................          62
            300     Sara Lee Corp. ................................           7
            800     Unilever NV (NY Shares) .......................          55
                                                                     -----------
                                                                            143
                                                                     -----------
   HOUSEHOLD PRODUCTS (NON-DURABLES) (2.2%)
            200     Clorox Co. ....................................           7
          2,700     Kimberly-Clark Corp. ..........................         142
          3,400     Procter & Gamble Co. ..........................         319
                                                                     -----------
                                                                            468
                                                                     -----------
   HOUSEWARES (0.1%)
            400     Fortune Brands, Inc. ..........................          13
            700     Tupperware Corp. ..............................          14
                                                                     -----------
                                                                             27
                                                                     -----------
   PERSONAL CARE (0.2%)
          1,000     Alberto-Culver Co., Class B ...................          23
            700     Avon Products, Inc. ...........................          17
                                                                     -----------
                                                                             40
                                                                     -----------
   RESTAURANTS (0.3%)
          1,300     McDonald's Corp. ..............................          56
            300     Wendy's International, Inc. ...................           8
                                                                     -----------
                                                                             64
                                                                     -----------
   RETAIL (DRUG STORES) (0.3%)
            700     CVS Corp. .....................................          29
          1,500     Walgreen Co. ..................................          38
                                                                     -----------
                                                                             67
                                                                     -----------
   RETAIL (FOOD CHAINS) (0.7%)
            400     Albertson's, Inc. .............................          16
          2,300     Kroger Co. ....................................          51
          2,100     Safeway, Inc. .................................          80
                                                                     -----------
                                                                            147
                                                                     -----------
   SPECIALTY PRINTING (0.2%)
          1,500     Deluxe Corp. ..................................          51
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   TOBACCO (1.1%)
          7,000     Philip Morris Cos., Inc. ......................  $      239
                                                                     -----------
 TOTAL CONSUMER STAPLES ...........................................       1,906
                                                                     -----------
 ENERGY (5.5%)
   OIL & GAS (DRILLING) (0.2%)
            200     Halliburton Co. ...............................           8
            600     Schlumberger, Ltd. ............................          37
                                                                     -----------
                                                                             45
                                                                     -----------
   OIL & GAS (EXPLORATION & DRILLING) (0.4%)
          1,400     Apache Corp. ..................................          61
            700     Burlington Resources, Inc. ....................          26
            400     Union Pacific Resources Group, Inc. ...........           6
                                                                     -----------
                                                                             93
                                                                     -----------
   OIL (DOMESTIC INTEGRATED) (0.6%)
            500     Conoco, Inc. ..................................          14
          4,000     USX-Marathon Group ............................         117
                                                                     -----------
                                                                            131
                                                                     -----------
   OIL (INTERNATIONAL INTEGRATED) (4.3%)
          5,000     Exxon Corp. ...................................         380
          4,700     Mobil Corp. ...................................         473
          1,000     Royal Dutch Petroleum Co. .....................          59
                                                                     -----------
                                                                            912
                                                                     -----------
 TOTAL ENERGY .....................................................       1,181
                                                                     -----------
 FINANCIAL (13.4%)
   BANKS (MAJOR REGIONAL) (1.9%)
          7,100     AmSouth Bancorp. ..............................         166
          1,400     Comerica, Inc. ................................          71
            500     Fifth Third Bancorp ...........................          31
          1,700     Fleet Financial Group, Inc. ...................          62
          1,400     KeyCorp .......................................          36
            200     Mellon Bank Corp. .............................           7
            500     SunTrust Banks, Inc. ..........................          33
                                                                     -----------
                                                                            406
                                                                     -----------
   BANKS (MONEY CENTER) (2.3%)
          3,700     BankAmerica Corp. .............................         206
          2,700     Chase Manhattan Corp. .........................         203
          2,500     First Union Corp. .............................          89
                                                                     -----------
                                                                            498
                                                                     -----------
   BANKS (REGIONAL) (0.1%)
            200     Firstar Corp. .................................           5
            700     Southtrust Corp. ..............................          25
                                                                     -----------
                                                                             30
                                                                     -----------
   CONSUMER FINANCE (0.6%)
          1,000     Countrywide Credit Industries, Inc. ...........          32
          2,200     Household International, Inc. .................          89
                                                                     -----------
                                                                            121
                                                                     -----------
   FINANCIAL (DIVERSIFIED) (4.1%)
          1,100     American Express Co. ..........................         148
            400     Associates First Capital Corp., Class A .......          14
          9,799     Citigroup, Inc. ...............................         431
          2,300     Federal Home Loan Mortgage Corp. ..............         120
          2,800     Federal National Mortgage Association .........         176
                                                                     -----------
                                                                            889
                                                                     -----------
   INSURANCE (BROKERS) (0.5%)
          1,400     Marsh & McLennan Cos. .........................  $       96
                                                                     -----------
   INSURANCE (LIFE & HEALTH) (0.3%)
          2,700     Conseco, Inc. .................................          52
             30     UnumProvident Corp. ...........................           1
                                                                     -----------
                                                                             53
                                                                     -----------
   INSURANCE (MULTI-LINE) (2.0%)
          3,000     American International Group, Inc. ............         261
          1,500     Hartford Financial Service Group, Inc. ........          61
          1,500     Loews Corp. ...................................         105
                                                                     -----------
                                                                            427
                                                                     -----------
   INSURANCE (PROPERTY - CASUALTY) (0.6%)
          3,000     Allstate Corp. ................................          75
          1,200     Chubb Corp. ...................................          60
                                                                     -----------
                                                                            135
                                                                     -----------
   INVESTMENT BANKING & BROKERAGE (0.9%)
          2,200     Bear Stearns Cos., Inc. .......................          84
            800     Charles Schwab Corp. ..........................          27
          1,400     Lehman Brothers Holdings, Inc. ................          82
                                                                     -----------
                                                                            193
                                                                     -----------
   SAVINGS & LOANS (0.1%)
          1,000     Washington Mutual, Inc. .......................          29
                                                                     -----------
 TOTAL FINANCIAL ..................................................       2,877
                                                                     -----------
 HEALTH CARE (9.8%)
   HEALTH CARE (DIVERSIFIED) (6.2%)
          5,000     Abbott Laboratories ...........................         184
          2,300     American Home Products Corp. ..................          95
          7,600     Bristol-Myers Squibb Co. ......................         513
          3,900     Johnson & Johnson .............................         358
          2,900     Warner Lambert Co. ............................         193
                                                                     -----------
                                                                          1,343
                                                                     -----------
   HEALTH CARE (DRUGS - GENERIC & OTHERS) (0.2%)
            400     Amgen, Inc. ...................................          33
                                                                     -----------
   HEALTH CARE (DRUGS - MAJOR PHARMS) (2.3%)
          6,200     Merck & Co., Inc. .............................         402
            400     Pfizer, Inc. ..................................          14
            300     Pharmacia & Upjohn, Inc. ......................          15
          1,300     Schering-Plough Corp. .........................          57
                                                                     -----------
                                                                            488
                                                                     -----------
   HEALTH CARE (HOSPITAL MANAGEMENT) (0.1%)
          1,700     Tenet Healthcare Corporation ..................          30
                                                                     -----------
   HEALTH CARE (LONG-TERM CARE) (0.1%)
          4,200     HEALTHSOUTH Corp. .............................          25
                                                                     -----------
   HEALTH CARE (MANAGED CARE) (0.2%)
            500     United Healthcare Corp. .......................          24
            400     Wellpoint Health Networks, Inc. ...............          23
                                                                     -----------
                                                                             47
                                                                     -----------
   HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)(0.7%)
            400     Bard (C.R.), Inc. .............................          19
            300     Bausch & Lomb, Inc. ...........................          20
            500     Baxter International, Inc. ....................          30
            900     Guidant Corp. .................................          48

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
   HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)(CONT.)
            800     Medtronic, Inc. ...............................  $       28
                                                                     -----------
                                                                            145
                                                                     -----------
 TOTAL HEALTH CARE ................................................       2,111
                                                                     -----------
 TECHNOLOGY (23.2%)
   COMMUNICATION EQUIPMENT (3.3%)
            300     ADC Telecommunications, Inc. ..................          12
          5,700     Lucent Technologies, Inc. .....................         370
          1,300     Motorola, Inc. ................................         114
          2,000     Nortel Networks Corp. .........................         102
            200     Qualcomm, Inc. ................................          38
            400     Scientific-Atlanta, Inc. ......................          20
          1,000     Tellabs, Inc. .................................          57
                                                                     -----------
                                                                            713
                                                                     -----------
   COMPUTERS (HARDWARE) (5.3%)
            800     Compaq Computer Corp. .........................          18
          6,100     Dell Computer Corp. ...........................         255
          2,400     Hewlett Packard Co. ...........................         221
          3,900     International Business Machines Corp. .........         473
          1,900     Sun Microsystems, Inc. ........................         177
                                                                     -----------
                                                                          1,144
                                                                     -----------
   COMPUTERS (NETWORKING) (2.3%)
          7,200     Cisco Systems, Inc. ...........................         494
                                                                     -----------
   COMPUTERS (PERIPHERALS) (0.9%)
          2,800     EMC Corp. .....................................         200
                                                                     -----------
   COMPUTERS (SOFTWARE & SERVICES) (7.7%)
          1,100     Adobe Systems, Inc. ...........................         125
          2,300     America Online, Inc. ..........................         239
            100     BMC Software, Inc. ............................           7
          1,000     Computer Associates International, Inc. .......          61
          1,400     Compuware Corp. ...............................          37
          1,400     IMS Health, Inc. ..............................          32
         10,700     Microsoft Corp. ...............................         969
          2,600     Oracle Corp. ..................................         118
          1,300     Unisys Corp. ..................................          59
                                                                     -----------
                                                                          1,647
                                                                     -----------
   ELECTRONICS (SEMICONDUCTORS) (3.0%)
          6,600     Intel Corp. ...................................         491
          1,900     Texas Instruments, Inc. .......................         156
                                                                     -----------
                                                                            647
                                                                     -----------
   EQUIPMENT (SEMICONDUCTORS) (0.5%)
          1,200     Applied Materials, Inc. .......................          93
            200     KLA-Tencor Corp. ..............................          13
                                                                     -----------
                                                                            106
                                                                     -----------
   SERVICES (COMPUTER SYSTEMS (0.1%)
            500     Electronic Data Systems Corp. .................          27
                                                                     -----------
   SERVICES (DATA PROCESSING) (0.1%)
            200     First Data Corp. ..............................           9
                                                                     -----------
 TOTAL TECHNOLOGY .................................................       4,987
                                                                     -----------
 TRANSPORTATION (0.8%)
   AIR FREIGHT (0.1%)
            500     FDX Corp. .....................................          19
                                                                     -----------
   AIRLINES (0.6%)
            300     AMR Corp. .....................................  $       17
          1,800     Delta Air Lines, Inc. .........................          87
          1,500     Southwest Airlines Co. ........................          23
            200     US Airways Group, Inc. ........................           5
                                                                     -----------
                                                                            132
                                                                     -----------
   RAILROADS (0.1%)
            400     Kansas City Southern Industries, Inc. .........          19
                                                                     -----------
 TOTAL TRANSPORTATION .............................................         170
                                                                     -----------
 UTILITIES (3.7%)
   ELECTRIC COMPANIES (2.5%)
          1,600     Cinergy Corp. .................................          45
          1,500     CMS Energy Corp. ..............................          51
          4,400     Edison International ..........................         107
          1,800     GPU, Inc. .....................................          59
          1,500     PG&E Corp. ....................................          39
            500     Public Service Enterprise Group, Inc. .........          19
          2,600     Texas Utilities Co. ...........................          97
          3,100     Unicom Corp. ..................................         115
                                                                     -----------
                                                                            532
                                                                     -----------
   NATURAL GAS (0.7%)
            900     Coastal Corp. .................................          37
            600     Columbia Gas System, Inc. .....................          33
          2,200     Enron Corp. ...................................          91
                                                                     -----------
                                                                            161
                                                                     -----------
   POWER PRODUCERS (INDEPENDENT) (0.5%)
          1,900     AES Corp. .....................................         112
                                                                     -----------
TOTAL UTILITIES ...................................................         805
                                                                     -----------
TOTAL COMMON STOCKS (COST $21,428) ................................      21,421
                                                                     -----------
     FACE
    AMOUNT
     (000)
---------------
SHORT TERM INVESTMENT (0.5%)
   REPURCHASE AGREEMENT (0.5%)
$           119     Chase Securities, Inc., 5.05%, dated 9/30/99,
                      due 10/01/99, to be repurchased at $119,
                      collateralized by U.S. Treasury Bonds, 8.125%
                      due  8/15/19, valued at $120 (Cost $119) ....         119
                                                                     -----------
TOTAL INVESTMENTS (100.2%) (Cost $21,547)                                21,540
                                                                     -----------
OTHER ASSETS AND LIABILITIES ( 0.2%)
   Other Assets ...................................................         214
   Liabilities ....................................................        (267)
                                                                     -----------
                                                                            (53)
                                                                     -----------
NET ASSETS (100%) .................................................  $   21,487
                                                                     -----------
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       AMOUNT
                                                                        (000)
--------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS                                                           $   20,141
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 1,551,406 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $    12.98
                                                                     -----------
                                                                     -----------
CLASS B:
--------
NET ASSETS                                                           $    1,346
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 103,943 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ................................  $    12.95
                                                                     -----------
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Other                             (2.5%)
Diversified                       (7.8%)
Self Storage                      (3.8%)
Health Care                       (1.0%)
Retail                           (18.2%)
Lodging/Resorts                   (6.2%)
Residential                      (24.6%)
Office/Industrial                (35.9%)


PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF
REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
------------------------------------------------------

                                        TOTAL RETURNS(2)
                                   ----------------------------
                                                       AVERAGE
                                                       ANNUAL
                                             ONE        SINCE
                                    YTD      YEAR     INCEPTION
                                   -----    ------    ---------
PORTFOLIO -- CLASS A ...........   -0.74%    1.45%     14.67%
PORTFOLIO -- CLASS B ...........   -0.86     1.29      11.93
S&P 500 INDEX -- CLASS A .......   -3.65    -6.46       9.01
S&P 500 INDEX -- CLASS B .......   -3.65    -6.46       7.11

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE
PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND
SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE
PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE
PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.

For the nine months ended September 30, 1999, the Portfolio had a total return of -0.74% for the Class A shares and -0.86% for the Class B shares compared to -3.65% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 1.45% for the Class A shares and 1.29% for the Class B shares compared to -6.46% for the Index. For the period since inception on February 24, 1995 through September 30, 1999, the average annual total return of the Class A shares was 14.67% compared to 9.01% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of the Class B shares was 11.93% compared to 7.11% for the Index.

Performance of the REIT market in the third quarter of 1999 resembled the first quarter of this year as REIT prices declined and non-dedicated investors retreated from the sector. The Morgan Stanley REIT Index fell by more than 8% in the third quarter and has provided a year-to-date loss of approximately 4%. REITs are now trading at more than a 10% discount to the underlying Net Asset Value ("NAV") of their assets. The resulting disparity in pricing between the public and private real estate markets causes us to raise the same issues we battled with in the first quarter. We had a modest temptation to reprint our first quarter commentary as, once again, the key question is whether the pricing in the public markets is signaling an expected decline in NAV or are REITs simply oversold. Perhaps the only comfort for REIT investors is that this quarter's performance was quite similar to that experienced in most parts of the U.S. equity market as investors continued to struggle with interest rate fears and a further narrowing of market leadership. For the quarter, both the S&P 500 and the Russell 2000 posted losses in excess of 6%. However, on a year-to-date basis, the S&P has gained more than 5% and the Russell more than 2%.

As stated in earlier quarterly reports, our investment perspective is that over the medium and long-term the largest determinant of the value of real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price to Net Asset Value per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector can trade relative

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling. This analytical framework gave us the conviction to call the real estate securities market mispriced at the end of the first quarter and provided a rationale to support the rally in the second quarter. We argued that the second quarter rally may have been necessary to demonstrate to investors that a floor valuation level exists for the sector. After the decline in the third quarter, the sector is trading slightly below the first quarter's low level. Thus, the current pricing causes us to return to the same fundamental question: is the public market valuation accurately predicting a decline in real estate values or is the public market simply oversold?

Our bias is to support the opinion that the market is oversold. However, we retain a healthy respect for the power of the public markets and have witnessed a full retreat of the REIT sector following our short-lived "recovery" last quarter. Let us examine the case for a deterioration in real estate values. This will require a reduction in cashflow at the property level or a worsening of the cashflow multiples at which properties are traded. Throughout 1999 we have not seen compelling evidence for either case; although the bears may indicate that the trends show some weakening. Public companies continue to report strong cashflow growth, primarily based on improvements in rental rates, but the rate of growth of rental rates is slowing. Occupancies, which are generally at cyclical high levels, have not improved, but clearly have more downside than upside risk. There is evidence of modest overbuilding, which would put pressure on occupancies. The case for a decline in cashflow requires the impact from a potential decline in occupancies to offset the rental growth. Although we can gauge new supply, demand is highly dependent on the overall growth of the economy. Clearly, a dramatic decline in economic growth would cause us to be far more concerned with regard to increasing vacancies. It is interesting to note that on a year-to-date basis REITs have performed no worse than other capital intensive and cyclical sectors, including autos, homebuilders, chemicals and paper and forest products. Companies in these sectors have also demonstrated underlying growth while the stocks are declining. This leads to the conclusion that the market is cautious about the economic cycle and REITs, which have already returned to peak occupancy levels, fit well within that investment theme. In addition, attracting the market to a stock that is not involved with technology (particularly the "dot.com" segment) has become increasingly difficult.

The other piece of the NAV equation is cashflow multiples. The tremendous supply of capital available in the private real estate markets has resulted in fairly stable cashflow multiples for individual properties in most asset classes. Clearly the loss of REITs as prospective buyers (in some cases they have become net sellers) has eliminated one source of buyers, but, in most asset classes, they appear to have been adequately replaced by pension funds, opportunity funds and foreign investors. The extent to which REITs dominated an asset class in terms of buying properties, the greater the need for alternative capital sources to avoid the potential effect on pricing. This explains the greater pressure on multiples in the regional mall and hotel sectors. We have witnessed a reversal in the pricing of portfolios of properties. As REITs bulked up, sellers were able to achieve premiums for larger portfolios; currently, portfolio discounts are being extracted by the more limited group of investors with capital available to buy in bulk. Another concern is that an increase in interest rates will impair cashflow multiples. Whereas this will have a direct impact on the financing rates for leveraged buyers, it is interesting to note that cash flow multiples remained fairly sticky on the downside even as interest rates fell considerably over the last few years. We believe this is a result of buyers and sellers also incorporating the replacement cost of assets into their buying criteria. Given the strong interest by many sources of capital it appears that the supply-demand balance for the purchase and sale of properties will allow future property cashflow multiples to stay at current multiple levels. As a result of this outlook, we do not foresee the potential for a significant decline in the NAVs of REITs and favor the case for a modest and slowing pace of NAV growth. This opinion would be changed if the economy showed significant signs of slowing.

The other interesting area to explore is determining the size of the arbitrage (or discount to NAV) required to attract investors to take public companies private. One prominent analyst proposed the theory that the sector may be cheap, but not cheap enough to allow for widespread buyouts. The answer varies to some degree based on the level of institutional interest for the asset class, from both equity and debt investors, as well as the absolute size of the company. Generally, given an average leverage ratio approaching 50% of total capital, a company trading at an NAV discount of 10% to 20% allows an investor to buy the assets at an attractive price and provides existing shareholders a handsome return. We have seen evidence in each of the asset classes; although the velocity of this activity varies by sector. The multifamily sector has had the greatest degree of success, primarily based on this asset class being able to

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

support the highest level of debt allowing for a smaller need for equity. We have previously discussed the buyouts of Irvine Apartment Communities and Berkshire Realty; this quarter featured Walden Residential agreeing to being taken private by an opportunity fund. The hostile bid for Burnham Pacific Properties, an owner of grocery-anchored shopping centers, by closely-held Schottenstein Stores Group, represents an attempt to move those assets from the public to the private markets. In the office market, there is widespread speculation that Highwoods Properties is exploring strategic alternatives that include a leveraged buyout. We have previously discussed the Board approved buyout for Sunstone Hotels; although this asset class may be the most difficult for private buyouts given it is the toughest market to achieve high levels of financing.

The most recent decline in prices has served to increase the number of share buyback programs. We have been advocating this approach since last fall given that, for many companies, their stock is the best investment that most of the REITs can identify in this competitive market for real estate. Due to the large required dividend payout of the REIT structure, companies in the sector can only generate modest levels of free cashflow to buyback shares. However, we applaud the companies that have sold assets (at par) and redeployed that capital into share repurchases (at a discount).

If current pricing persists we believe that we will see a continuing trend of real estate moving from public into private hands. We also anticipate a modest shrinking of the net equity base due to leveraged buyouts and larger share repurchase programs. Finally, we expect to see a continuation of public-to-public mergers. However, it is more likely to be the better-priced companies acquiring lesser-priced companies as in the case of Equity Residential Realty buying Lexford Properties. Since companies need to use their own currency to effectuate a merger, only the better regarded companies (or those trading at or near NAV) will be willing to issue shares in a stock-for-stock merger. The quarter featured an example of a failed merger as Regency Realty was unable to purchase the majority of Federal Realty due to its weak stock price.

Many companies have developed more focused near term business plans that do not require equity issuance. These business plans place an emphasis on managing the existing portfolio and external growth, if planned, is funded by asset sales or is accomplished within a joint venture structure. These approaches provide variations on a theme of self-funding. We applaud the approach of a strategy focused on growing NAV per share as opposed to a strategy based simply on growing. The market demonstrated its distaste for equity issuance when Duke-Weeks Realty issued stock in a direct placement at a $3 to $4 discount to their stated NAV after assuring analysts that they had the balance sheet capacity to finance their aggressive, albeit attractive, development pipeline. The stock promptly declined almost 15% on significant volume and, perhaps more importantly, the company has damaged, at least temporarily, its stellar reputation. We believe that investor reaction to Duke's actions demonstrate that there also exists a serious concern that any improvement in pricing will cause REITs to issue equity, thereby placing a ceiling on the price of the stocks.

There were two interesting joint ventures announced this quarter. AMB Realty announced that they have raised funds to create a joint venture with an investment objective that is parallel with AMB's core strategy of owning industrial assets in major distribution hubs. The company will be the general partner and earn various fees but will effectively be required to offer all external growth opportunities to this partnership (this resembles Burnham Pacific's structure with CalPers); although AMB's venture has multiple investors. ProLogis announced an exciting $1 billion partnership structure that will be the exclusive vehicle for the ownership of their European industrial business. An interesting variation here is that ProLogis will develop the properties and "sell" them to the partnership, thus retaining all of the development profit.

We have continued to caution investors that there remain threats of over-supply but strong demand is serving to mute any serious threat of over-supply at this time. The following presents an outline of our views of the risks of over-supply (or under-demand) in the real estate markets. Generally, there continues to be evidence of trends leading to a modest level of over-supply in many markets as they show continuing evidence that the improvement in fundamentals have begun to plateau.

In contrast to the favorable data provided in the second quarter, the data reported from the Census Bureau for the third quarter demonstrated an increased level of risk to modest over-supply in the market for apartments. Permits exceeded 330,000 units (annual pace on a seasonally adjusted basis), for each of the three reported months (June, July, and August). This was disappointing following sub 300,000 units per month permitted in each of April and May. With net demand estimates in the 300,000 to 320,000 unit range, we need to monitor this data for signs of further acceleration. According to estimates by F.W. Dodge, prospective supply is running 1% ahead of prospective demand on a nationwide basis for the next eight quarters. The "watchlist" is dominated by Sunbelt cities.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

After rising for a record seven straight months, consumer confidence fell for each of July, August and September. This has been linked to weakness in the stock market and a decline in refinancing rates. Landlords continue to point to a strong leasing environment as retailers are continuing to commit to new stores and expansions. It is noteworthy that many of these retailers are also capitalizing on e-commerce opportunities. As a result of this environment it appears that occupancies in retail properties will increase from cyclical high levels. The risk of e-commerce remains the key mitigating factor that tempers enthusiasm for the sector. We expect reports of strong e-commerce Christmas sales to provide increased pressure on the stocks in the sector.

First-half net absorption of 21 million sq. ft. compares to 35 mm in the first half of 1998. Vacancy in the national office market increased modestly from 9.5% in the first quarter to 9.6% in the second quarter, reflecting a more stable level of occupancy for the office market after the sector posted decreasing vacancies for the majority of the decade. Deliveries in 1998 did not match demand and as a result rents increased by 10.6%; clearly rental rates will slow given this stabilization in occupancy.

Similarly, the industrial market featured a modest increase in vacancy rates from 7.4% in the first quarter to 7.5% in the second quarter. The largest component of the industrial market, warehouse space, featured an increase in vacancy from 9.1% to 9.4%, while the other two components, manufacturing and research and development space, featured flat vacancy levels. The forecasted level of new completions is less than 2% of existing supply.

Despite a strong economy and relatively easy comps versus last year, the hotel market demonstrated only modest revenue per available room ("RevPar") growth in the quarter. After reporting an increase of 4.2% for July, RevPar only grew 3.1% in August as it is clear that the large supply of product continues to put pressure on the market. Smith Travel Research has reported year-to-date RevPar growth of 3.1% and most public companies have provided projections comparable with this figure.

We have continued to shape the portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Throughout the year, we have been encouraged by the strength of the U.S. economy. Although we have articulated the case for a slowing of growth, we remain constructive with regard to the likelihood that real estate fundamentals will remain favorable. The top-down weightings in the portfolio remain similar to last quarter, with a modest bias toward the more defensive residential sector that would be relatively least affected by an overall economic slowdown. We maintain an overweight position to markets with greater barriers to entry, including west coast apartments and downtown office buildings. We continue to utilize the relative similarity in pricing of companies to upgrade the portfolio, measured both in terms of the quality of properties held by the companies and the management teams at the companies. During this quarter we utilized price weakness to add to existing positions of companies including Equity Residential Properties, AvalonBay Communities, Equity Office Properties, ProLogis Trust and Starwood Hotels.

Theodore R. Bigman
PORTFOLIO MANAGER

Douglas A. Funke
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%)
   DIVERSIFIED (7.8%)
         51,800     Crescent Real Estate Equities, Inc. REIT.......  $      932
        354,000     Pacific Gulf Properties, Inc. REIT.............       7,058
        169,200     Pennsylvania REIT..............................       3,194
        187,300     Rouse Co. REIT.................................       4,308
         72,500     Vornado Realty Trust REIT......................       2,356
        654,898     Wellsford Real Properties, Inc. ...............       6,222
                                                                     -----------
                                                                         24,070
                                                                     -----------
   HEALTH CARE (1.0%)
        347,500     Meditrust Corp. REIT ..........................       2,954
                                                                     -----------
   LODGING/RESORTS (6.2%)
        106,500    Candlewood Hotel Company, Inc. .................         180
        405,200    Host Marriott Corp. ............................       3,849
         32,838    Interstate Hotels Corp. ........................         105
        108,300    John Q Hammons Hotels, Inc., Class A............         433
        469,737    Starwood Lodging Trust REIT.....................      10,481
          1,000    Sunstone Hotel Investors, Inc. REIT.............           9
         92,900    Vistana, Inc. ..................................       1,393
      1,006,754    Wyndham International, Inc. ....................       2,643
                                                                     -----------
                                                                         19,093
                                                                     -----------
   OFFICE/INDUSTRIAL (35.1%)
    INDUSTRIAL (6.1%)
         28,700    EastGroup Properties, Inc. .....................         520
        412,400    Prime Group Realty Trust REIT...................       6,186
        650,960    Prologis Trust REIT.............................      12,287
                                                                     -----------
                                                                         18,993
                                                                     -----------
   OFFICE/INDUSTRIAL MIXED (2.6%)
        140,000    Duke Realty Investment, Inc. REIT...............       2,730
        179,010    PS Business Parks, Inc. REIT....................       4,654
         17,300    Spieker Properties, Inc. REIT...................         600
                                                                     -----------
                                                                          7,984
                                                                     -----------
   OFFICE (26.4%)
        603,600    Arden Realty, Inc. REIT.........................      13,128
     (e)335,100    Beacon Capital Partners, Inc. ..................       6,702
        203,100    Boston Properties, Inc. REIT....................       6,233
        398,154    Brandywine Realty Trust REIT....................       6,470
        838,797    Brookfield Properties Corp. (Canada)............       9,847
        356,330    CarrAmerica Realty Corp. REIT...................       7,817
        661,827    Equity Office Properties Trust REIT.............      15,388
        598,300    Great Lakes, Inc. REIT..........................       9,012
         26,600    Highwoods Properties, Inc. .....................         688
         25,900    Mack-Cali Realty Corp. REIT.....................         694
        309,100    Trizec Hahn Corp. ..............................       5,854
                                                                     -----------
                                                                         81,833
                                                                     -----------
TOTAL OFFICE/INDUSTRIAL............................................     108,810
                                                                     -----------
   OTHER (0.7%)
        580,384    Atlantic Gulf Communities Corp. ................          73
         18,530    Merry Land Properties, Inc. ....................         102
        142,600    Security Capital Group, Inc., Class B...........       2,094
                                                                     -----------
                                                                          2,269
                                                                     -----------
RESIDENTIAL (24.6)
   RESIDENTIAL APARTMENTS (19.3%)
         97,300    Amli Residential Properties Trust REIT..........  $    2,043
        120,900    Apartment Investment & Management Co. REIT......       4,624
        338,210    Archstone Communities Trust REIT................       6,532
        462,900    Avalon Bay Communities, Inc. REIT...............      15,681
        191,100    Berkshire Realty Co., Inc. REIT.................       2,293
        163,818    Equity Residential Properties Trust REIT........       6,942
        355,200    Essex Property Trust, Inc. REIT.................      12,410
        273,900    Smith (Charles E.) Residential Realty, Inc. REIT       9,364
                                                                     -----------
                                                                         59,889
                                                                     -----------
   RESIDENTIAL MANUFACTURED HOMES (5.3%)
        537,452    Chateau Communities, Inc. REIT..................      13,974
         98,300    Manufactured Home Communities, Inc. REIT........       2,298
            400    Sun Communities, Inc. REIT......................          13
                                                                     -----------
                                                                         16,285
                                                                     -----------
TOTAL RESIDENTIAL..................................................      76,174
                                                                     -----------
   RETAIL (18.2%)
     RETAIL REGIONAL MALLS (8.3%)
        502,700    Simon Property Group, Inc. REIT.................      11,279
        929,478    Taubman Centers, Inc. REIT......................      10,689
        128,000    Urban Shopping Centers, Inc. REIT...............       3,712
                                                                     -----------
                                                                         25,680
                                                                     -----------
   RETAIL STRIP CENTERS (9.9%)
        132,800    Acadia Realty Trust REIT........................         697
        944,890    Burnham Pacific Property Trust REIT.............       9,981
        426,300    Federal Realty Investment Trust REIT............       8,926
         76,032    First Washington Realty Trust, Inc. REIT........       1,597
        183,700    Pan Pacific Retail Properties, Inc. REIT........       3,134
          7,700    Philips International Realty Corp. REIT.........         121
          2,300    Ramco-Gershenson Properties Trust REIT..........          34
        289,000    Regency Realty Corp. REIT.......................       6,069
                                                                     -----------
                                                                         30,559
                                                                     -----------
TOTAL RETAIL.......................................................      56,239
                                                                     -----------
   SELF STORAGE (3.8%)
        455,866    Public Storage, Inc. REIT.......................      11,482
         13,100    Shurgard Storage Centers, Inc., Series A REIT...         324
                                                                     -----------
                                                                         11,806
                                                                     -----------
TOTAL COMMON STOCKS (Cost $330,320)................................     301,415
                                                                     -----------
CONVERTIBLE PREFERRED STOCKS (0.4%)
   OTHER (0.4%)
        107,021    Atlantic Gulf Communities Corp. ................         709
         75,765    Atlantic Gulf Communities Corp., Series B.......         502
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCKs (Cost $1,828)...................       1,211
                                                                     -----------

                                       100

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     NO. OF                                                             VALUE
    WARRANTS                                                            (000)
--------------------------------------------------------------------------------

WARRANTS (0.0%)
   OTHER (0.0%)
        112,509    Atlantic Gulf Communities Corp., Class A........  $       14
        112,509    Atlantic Gulf Communities Corp., Class B........          14
        112,509    Atlantic Gulf Communities Corp., Class C........          14
                                                                     -----------
TOTAL WARRANTS (Cost $0)...........................................          42
                                                                     -----------
     FACE
    AMOUNT
     (000)
-------------------------------------------------------------------------------
CORPORATE BONDS (0.8%)
   OFFICE/INDUSTRIAL (0.8%)
     OFFICE (0.8%)
   $      2,934    Brookfield Properties Corp. (Canada),
                     6.00%, 2/14/07 (Cost $2,256)..................       2,496
                                                                     -----------
SHORT-TERM INVESTMENT (0.9%)
    REPURCHASE AGREEMENT (0.9%)
          2,896    Chase Securities, Inc. 5.05%, dated 9/30/99,
                     due 10/01/99, to be repurchased at $2,896,
                     collateralized by U.S. Treasury Bonds,
                     6.625% due 2/15/27, valued at $2,920
                     (Cost $2,896).................................       2,896
                                                                     -----------
TOTAL INVESTMENTS (99.5%)(Cost $337,300)...........................     308,060
                                                                     -----------
OTHER ASSETS AND LIABILITIES (0.5%)
   Other Assets.....................................................       7,225
   Liabilities......................................................      (5,698)
                                                                     -----------
                                                                          1,527
                                                                     -----------
NET ASSETS (100%)..................................................    $309,587
                                                                     -----------
                                                                     -----------
CLASS A:
--------
NET ASSETS.........................................................  $  294,642
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Applicable to 24,123,361 outstanding $0.001 par value
   shares (authorized 500,000,000 shares).........................  $     12.21
                                                                     -----------
                                                                     -----------
CLASS B:
--------
NET ASSETS.........................................................  $   14,945
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Applicable to 1,228,238 outstanding $0.001 par value
   shares (authorized 500,000,000 shares).........................  $     12.17
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------

(e) - 144A Security - certain conditions forpublic sale may exist. REIT - Real Estate Investment Trust

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Other                             (0.5%)
Basic Materials                   (3.6%)
Utilities                         (1.7%)
Capital Goods                    (13.3%)
Transportation                    (1.8%)
Technology                       (12.3%)
Health Care                       (2.4%)
Communication Services           (15.1%)
Financial                        (27.7%)
Consumer Cyclicals               (11.1%)
Energy                            (4.9%)
Consumer Staples                  (5.6%)

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND
THE INDATA EQUITY-MEDIAN INDEX(1)
------------------------------------------------------

                                      TOTAL RETURNS(2)
                           -------------------------------------
                                              AVERAGE   AVERAGE
                                              ANNUAL    ANNUAL
                                     ONE       FIVE      SINCE
                            YTD      YEAR      YEARS   INCEPTION
                           -----    ------    ------   ---------
PORTFOLIO -- CLASS A ...   7.53%    27.37%    18.60%    13.87%
PORTFOLIO -- CLASS B ...   7.28     27.22       N/A     16.60
S&P 500 INDEX --
  CLASS A ..............   5.36     27.80     25.03     18.05
INDATA EQUITY-MEDIAN
  INDEX -- CLASS A .....   3.97     25.00     20.67     15.99
S&P 500 INDEX --
  CLASS B ..............   5.36     27.80       N/A     23.50
INDATA EQUITY-MEDIAN
  INDEX -- CLASS B .....   3.97     25.00       N/A     19.47

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation. The Indata Equity-Median Index includes an average asset allocation of 91.7% equity and 8.3% cash based on $455 trillion in assets among 995 portfolios for the period ended September 30, 1999.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE
PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND
SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE
PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE
PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities which the investment advisor believes to be undervalued relative to the stock market in general at the time of purchase.

Our investment philosophy is based on the premise that a diversified portfolio of undervalued securities should outperform the market over the long-term, and would be expected to preserve principal in a difficult market environment. Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

For the nine months ended September 30, 1999, the Portfolio had a total return of 7.53% for the Class A shares and 7.28% for the Class B shares compared to 5.36% for the S&P 500 Index and 3.97% for the Indata Equity-Median Index. For the one year period ended September 30, 1999, the Portfolio had a total return of 27.37% for the Class A shares and 27.22% for the Class B shares compared to 27.80% for the S&P 500 Index and 25.00% for the Indata Equity-Median Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 18.60% compared to 25.03% for the S&P 500 Index and 20.67% for the Indata Equity-Median Index. For the period since inception on January 31, 1990 through September 30, 1999, the average annual total return of the Class A shares was 13.87% compared to 18.05% for the S&P 500 Index and 15.99% for the Indata Equity-Median Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 16.60% compared to 23.50% for the S&P 500 Index and 19.47% for the Indata Equity-Median Index.

For the third quarter ended September 30, 1999, the Portfolio had a total return of -11.24% for Class A shares and -11.27% for Class B shares, compared to -6.25% for the S&P 500 Index and - 4.05% for the Indata Equity-Median Index.

Our value philosophy is to own "Great" companies at fair valuations; "Good" companies at cheap valuations; and, "Questionable" companies at fire sale valuations. We wait for the market to provide value investing opportunities rather than forcing decisions. Our Portfolio is characterized by a distinctly below average price-to-earnings ratio and price-to-book ratio, and an above average dividend yield.

                                   1999          2000
                                  Price-        Price-       Price-
                                 Earnings      Earnings      to-Book
                                 --------      --------      ---------
Value Equity Portfolio.......... 14 times         12         4.9 times
S&P 500......................... 24 times         21         8.6 times

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

In the third quarter of 1999 it was back to the future with mega- cap growth stocks reasserting performance dominance. For the S&P 500, four stocks accounted for over 50% of the third quarter's return: Microsoft, Cisco, General Electric, and IBM. These four stocks comprise 12% of the S&P 500 and are valued at close to 50 times expected 1999 earnings.

The surprise of the third quarter of 1999 was that the market breadth was even narrower than the extremely narrow third quarter of 1998 market without the third quarter 1998 stresses such as Asia's recession, the Long-Term Capital Management's liquidity crisis, and the Russian default. This year, we have global economic growth, strong earnings recovery, and bond yields up 120 basis points. The result is a market concentrated into a handful of perceived "bullet-proof" stocks with extraordinary valuations.

The Portfolio gave up much of its second quarter 1999 outperformance as many of our 9-to-15 price-to-earnings stocks returned again to 6-to-11 price-to-earnings stocks. Although we have had only two stocks (Allstate and Ogden) with fundamental changes in the earnings outlook, most of the disappointing results in our stocks appear to have been driven by selling that is unrelated to changes in the stock's fundamentals or selling that far exceeded any changes in fundamentals.

The message was again clear this quarter: there is no valuation too low to sell a stock with real or perceived earnings problems, and there is no valuation too great to pay for a stock perceived to be "bullet-proof".

For the Portfolio, the top contributing stocks were Nielsen Media Research, Nextel, Sprint, Audiocodes, and Bell Atlantic. Nielsen Media Research received a cash offer of $37 a share from NVU of the Netherlands. (This time last year, Nielsen Media Research, with a dominant franchise in television monitoring and an emerging internet business, was languishing at 10 times 1998 earnings and was off 47% from its prior high of 15.) The performance of Bell Atlantic, Sprint (now in an agreement with Worldcom to be purchased at $76 per share, up from $54 at quarter-end.), and Nextel (purchased during a sell-off in the high $30s and low $40s) reflect the continuing impact of the explosive growth of the internet and wireless on infrastructure companies.

The top performance detractors were TJX companies, USEC, Cordant Technologies, Lincoln National, and Allstate. While TJX has beaten earnings estimates and same-store-sales estimates last year and all of this year, the company trades at 18 times 1999 earnings and 15 times 2000 estimated earnings, is growing earnings at 15%, is buying back stock, and has a very well respected management team. Yet the stock was down 16% for the quarter. We increased our position in TJX this quarter.

Cordant manufactures highly engineered airfoils for power generators and airplane engines, space-shuttle rocket boosters, and highly engineered fasteners-- in other words, for planes to fly, power generators to ship and space-shuttles to launch, you need the assets and engineers Cordant manufactures. Yet, because 2000 estimates went from $4.00 (January) to $4.50
(July) and back to $4.00-to-$4.25 (in September due to problems at Boeing), Cordant was off 33% in the third quarter of 1999, is selling at 7 times earnings and .4 times sales. We are buying Cordant at these valuations.

Lincoln National is selling at 11 times 2000 estimated earnings and is down 28% on both small estimate revisions and negative news items from its reinsurance business. USEC's uranium enrichment business is performing well, the dividend is secure, the company is buying shares, and the stock is 8 times earnings with an 11% yield. We have added to our positions both in USEC and Lincoln National.

Allstate is a medium-term disappointment as they announced a 20% decrease in earnings due to the effects of increased competition, higher catastrophe losses, and higher claims cost. Allstate is down over 50% from its 1998 high of $51.50, after the stock fell 30%, and is now almost at book value. Allstate is the low cost provider of property and casualty insurance. It is a well run company, buying back shares, and taking steps to further decrease costs and grow revenues. We are meeting with Allstate management in early fourth quarter 1999 to determine if now is the time to add to our position.

Our biggest positions are Sprint, TJX Companies, NISource, NewBridge Networks, and Chase Manhattan. These five stocks account for 20% of the Portfolio's net assets. Rounding out the top 10 positions are Allstate, Meritor, BankBoston (now merged with Fleet), Lincoln National and Bell Atlantic. These top 10 comprise 38% of the Portfolio.

Why are value stocks down, even when their fundamentals are strong and, in some cases, getting better? I asked the CEO of one of our holdings why his stock was down when his business was strong? His answer: his biggest holders sell every day. These holders are mutual funds with a value bias and every day they get withdrawals and everyday they sell his stock. At the aggregate fund level, this more sellers-than-buyers phenomenon was reported by the Wall Street Journal recently. According to the Journal, so far this year certain identifiable value funds have had withdrawals well

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

in excess of $22 billion (the total could be as high as two times this). At the same time, growth funds have seen big inflows, with Janus Twenty taking in an additional $7.3 billion alone. Interestingly, the biggest stock holdings in the Janus Twenty in 1999 include AOL, Microsoft, Cisco, and Dell--these four have an average 1999 price-to-earnings of almost 90 times.

The result of this more sellers-than-buyers condition is that we still have a bi-furcated U.S. market with the "favored-few" mega-cap stocks selling at extremely high multiples and at the same time there is a large supply of good companies selling at reasonable-to-low valuations. We do not know when and how this valuation anomaly will correct itself. Until then we will continue to add to our core positions. In addition, we are also managing the tax exposure by selling stocks with losses if we can replace them with existing holdings.

Stephen C. Sexauer
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
   BASIC MATERIALS (3.6%)
     CHEMICALS (SPECIALTY) (1.4%)
         35,800     Milennium Chemicals, Inc. .....................  $      732
                                                                     -----------
     METALS MINING (2.2%)
        115,100     USEC, Inc. ....................................       1,180
                                                                     -----------
   TOTAL BASIC MATERIALS...........................................       1,912
                                                                     -----------
   CAPITAL GOODS (13.3%)
     AEROSPACE/DEFENSE (4.1%)
         47,200     Cordant Technologies, Inc. ....................       1,437
         12,700     General Dynamics Corp. ........................         793
                                                                     -----------
                                                                          2,230
                                                                     -----------
     ELECTRICAL EQUIPMENT (4.0%)
         96,100     NiSource, Inc. ................................       2,126
                                                                     -----------
     MACHINERY (DIVERSIFIED) (1.6%)
         17,100     Case Corp. ....................................         852
                                                                     -----------
     MANUFACTURING (DIVERSIFIED) (3.6%)
         32,800     United Technologies Corp. .....................       1,945
                                                                     -----------
     TOTAL CAPITAL GOODS...........................................       7,153
                                                                     -----------
   COMMUNICATION SERVICES (15.1%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (2.0%)
          6,900     Nextel Communications, Inc., Class A...........         468
         23,100     Telesp Celular Participacoes S.A. .............         604
                                                                     -----------
                                                                          1,072
                                                                     -----------
     TELECOMMUNICATIONS (LONG DISTANCE) (6.9%)
         14,385     AT&T Corp. ....................................         626
         10,800     MCI Worldcom, Inc. ............................         776
         42,800     Sprint Corp. ..................................       2,322
                                                                     -----------
                                                                          3,724
                                                                     -----------
     TELEPHONE (6.2%)
         29,000     Bell Atlantic Corp. ...........................       1,952
         23,800     U.S. WEST, Inc. ...............................       1,358
                                                                     -----------
                                                                          3,310
                                                                     -----------
   TOTAL COMMUNICATIONS SERVICES...................................       8,106
                                                                     -----------
   CONSUMER CYCLICALS (11.1%)
     AUTO PARTS & EQUIPMENT (3.8%)
         96,366     Meritor Automotive, Inc. ......................       2,012
                                                                     -----------
     AUTOMOBILES (1.5%)
         12,500     General Motors Corp. ..........................         787
                                                                     -----------
     BUILDING MATERIALS (0.2%)
          4,000     Masco Corp. ...................................         124
                                                                     -----------
     PHOTOGRAPHY/IMAGING (0.8%)
          5,900     Eastman Kodak Co. .............................          445
                                                                     -----------
     PUBLISHING (NEWSPAPERS) (0.5%)
         10,100     News Corp., Ltd. ADR...........................         269
                                                                     -----------
     RETAIL (SPECIALTY) (4.3%)
         82,400     TJX Cos., Inc. ................................       2,312
                                                                     -----------
   TOTAL CONSUMER CYCLICALS........................................       5,949
                                                                     -----------
   CONSUMER STAPLES (5.6%)
     BROADCASTING (TV, RADIO, CABLE) (3.7%)
          8,600     Comcast Corp., Class A.........................         343
         24,500     MediaOne Group, Inc. ..........................       1,674
                                                                     -----------
                                                                          2,017
                                                                     -----------
     SPECIALTY PRINTING (1.2%)
         35,120     R.H. Donnelly Corp. ...........................  $      654
                                                                     -----------
     TOBACCO (0.7%)
         10,800     Philip Morris Cos., Inc. ......................         369
                                                                     -----------
   TOTAL CONSUMER STAPLES..........................................       3,040
                                                                     -----------
   ENERGY (4.9%)
     OIL (DOMESTIC INTEGRATED) (4.9%)
          4,600     BP Amoco plc ..................................         510
         61,200     Conoco, Inc. ..................................       1,698
         15,000     USX-Marathon Group.............................         439
                                                                     -----------
   TOTAL ENERGY....................................................       2,647
                                                                     -----------
   FINANCIAL (27.7%)
     BANKS (MAJOR REGIONAL) (8.9%)
         45,800     Bank Boston Corp. .............................       1,987
         16,700     Bank of New York Co., Inc. ....................         558
         19,700     Fleet Financial Group, Inc. ...................         721
         18,400     Mellon Bank Corp. .............................         621
         17,400     PNC Bank Corp. ................................         917
                                                                     -----------
                                                                          4,804
                                                                     -----------
     BANKS (MONEY CENTER) (3.9%)
         27,600     Chase Manhattan Corp. .........................       2,080
                                                                     -----------
     CONSUMER FINANCE (1.4%)
         23,000     Countrywide Credit Industries, Inc. ...........         742
                                                                     -----------
     FINANCIAL (DIVERSIFIED) (1.7%)
         14,800     Federal National Mortgage Assoc. ..............         928
                                                                     -----------
     INSURANCE (LIFE & HEALTH) (5.9%)
         19,500     American General Corp. ........................       1,232
         50,900     Lincoln National Corp. ........................       1,912
                                                                     -----------
                                                                          3,144
                                                                     -----------
     INSURANCE (MULTI-LINE) (2.5%)
         19,300     Loews Corp. ...................................       1,355
                                                                     -----------
     INSURANCE (PROPERTY - CASUALTY) (3.4%)
         73,000     Allstate Corp. ................................       1,820
                                                                     -----------
   TOTAL FINANCIAL.................................................      14,873
                                                                     -----------
   HEALTH CARE (2.4%)
     HEALTH CARE (DRUGS - GENERIC & OTHERS) (0.3%)
         10,700     ICN Pharmaceuticals, Inc. .....................         184
                                                                     -----------
     HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (2.1%)
         17,200     Bausch & Lomb, Inc. ...........................       1,134
                                                                     -----------
   TOTAL HEALTH CARE...............................................       1,318
                                                                     -----------
   TECHNOLOGY (12.3%)
     COMMUNICATION EQUIPMENT (2.2%)
            600     Airgate Pcs, Inc. .............................          15
          8,400     AudioCodes Ltd. ...............................         316
         25,150     Harris Corp. ..................................         695
          9,400     IXnet, Inc. ...................................         142
                                                                     -----------
                                                                          1,168
                                                                     -----------
     COMPUTERS (NETWORKING) (4.6%)
         18,600     3Com Corp. ....................................         535
         74,800     Newbridge Networks Corp. ......................       1,949
                                                                     -----------
                                                                          2,484
                                                                     -----------
     COMPUTERS (SOFTWARE & SERVICES) (3.4%)
          8,900     Networks Associates, Inc. .....................        170

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
--------------------------------------------------------------------------------
   TECHNOLOGY (CONT.)
     COMPUTERS (SOFTWARE & SERVICES) (CONT.)
         16,516     Philips Electronics N.V. (NY Shares)...........  $    1,668
                                                                     -----------
                                                                          1,838
                                                                     -----------
     ELECTRONICS (DEFENSE) (2.1%)
         20,400     Litton Industries, Inc. .......................       1,117
                                                                     -----------
   TOTAL TECHNOLOGY................................................       6,607
                                                                     -----------
   TRANSPORTATION (1.8%)
     AIRLINES (1.8%)
         29,900     Continental Airlines, Inc., Class B............         979
                                                                     -----------
   UTILITIES (1.7%)
     ELECTRIC COMPANIES (1.7%)
         15,100     New Century Energies, Inc. ....................         505
         11,500     Pinnacle West Capital Corp. ...................         418
                                                                     -----------
   TOTAL UTILITIES.................................................         923
                                                                     -----------
TOTAL COMMON STOCKS (Cost $49,273).................................      53,507
                                                                     -----------
     FACE
    AMOUNT
     (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.4%)
   REPURCHASE AGREEMENT (0.4%)
  $         201     Chase Securities, Inc. 5.05%, dated 9/30/99,
                      due 10/01/99, to be repurchased at $201,
                      collateralized by U.S. Treasury Bonds,
                      6.00%, due 2/15/26, valued at $203
                      (Cost $201)....................................       201
                                                                     -----------
TOTAL INVESTMENTS (99.9%) (Cost $49,474)...........................      53,708
                                                                     -----------
OTHER ASSETS AND LIABILITIES (0.1%)
   Other Assets....................................................         782
   Liabilities.....................................................        (725)
                                                                     -----------
                                                                             57
                                                                     -----------
NET ASSETS (100%)..................................................  $   53,765
                                                                     -----------
  CLASS A:                                                           -----------
  --------
NET ASSETS.........................................................  $   52,616
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 4,738,263 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)...................    $    11.10
  CLASS B:
  --------
NET ASSETS                                                           $    1,149
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 103,800 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)...................    $    11.07
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------

ADR  --  American Depositary Receipt

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Other                             (3.4%)
Venezuela                         (5.0%)
Turkey                            (5.1%)
South Korea                       (0.6%)
Algeria                           (0.8%)
Russia                            (6.4%)
Argentina                        (21.8%)
Poland                            (1.0%)
Philippines                       (2.2%)
Peru                              (1.8%)
Brazil                           (20.6%)
Panama                            (1.2%)
Morocco                           (2.8%)
Bulgaria                          (3.3%)
Colombia                          (4.6%)
Mexico                           (16.0%)
Ecuador                           (0.6%)
Indonesia                         (1.4%)
Jordan                            (1.0%)
Ivory Coast                       (0.4%)
                                   100%


PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING
MARKETS BOND PLUS INDEX(1)
------------------------------------------

                                      TOTAL RETURNS(2)
                           -------------------------------------
                                              AVERAGE   AVERAGE
                                              ANNUAL    ANNUAL
                                     ONE       FIVE      SINCE
                            YTD      YEAR      YEARS   INCEPTION
                           -----    ------    ------   ---------
PORTFOLIO -- CLASS A ...   12.98%   25.49%     8.93%     6.45%
PORTFOLIO -- CLASS B ...   12.03    25.09       N/A      6.58
INDEX -- CLASS A .......   11.90    23.00     11.59      8.12
INDEX -- CLASS B .......   11.90    23.00       N/A     11.27


1. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Colombia, Equador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE
PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND
SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE
PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE
AS MARKET CONDITIONS CHANGE.

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government and government-related issuers and, to a lesser extent, of corporate issuers located in emerging countries.

For the nine months ended September 30, 1999, the Portfolio had a total return of 12.98% for the Class A shares and 12.03% for the Class B shares compared to 11.90% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 25.49% for the Class A shares and 25.09% for the Class B shares compared to 23.00% for the Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 8.93% compared to 11.59% for the Index. For the period since inception on February 1, 1994 through September 30, 1999, the average annual total return of Class A shares was 6.45% compared to 8.12% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 6.58% compared to 11.27% for the Index. As of September 30, 1999 the Portfolio had a SEC 30-day yield of 14.96% for the Class A shares and 14.72% for the Class B shares.

Over the last few months, bad headlines plagued the emerging markets; panics over the fate of the Argentine peso, Fed rate hikes in the U.S., scandals in Russia, a bloodless political coup in Venezuela, increased violence in Colombia and Indonesia, default in Ecuador, and a severe earthquake in Turkey.

Notwithstanding these events, emerging market debt has remained in a narrow trading range. During this time, investors have collected a healthy amount of coupon income while experiencing little overall capital appreciation or depreciation. Considering all of the negatives mentioned above, the seemingly miraculous performance of emerging debt is evidence of its relative cheapness and under-representation in portfolios. Current prices for emerging market debt remain close to those seen during the Mexican and Russian crises. Relative valuations remain near historically wide levels as measured by spread differentials with other fixed income alternatives. Simply put emerging market bonds no longer sell-off on bad news.

Within the Portfolio, overweight positions in Colombia and Morocco and underweight positions in Korea and Ecuador contributed to relative returns. Colombian assets rallied after the announcement that the country had signed a letter of intent with the IMF, which should lead to a $2.5 billion extended funds facility. An overweight in Turkish local

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)

currency Treasury bills bolstered returns, as the high yield-to-maturity and short duration characteristics of these securities allowed them to outperform the market, despite the earthquake in Turkey. Relative performance was adversely effected by security selection decisions in Russia, an underweight in Venezuela, and overweights in Ivory Coast and Indonesian assets.

Beyond valuation arguments, there are fundamental reasons why we think emerging debt is attractive at current levels. Recent economic indicators have reinforced our view that the world economy is steadily improving. The resumption of growth in Japan and in Western Europe has positively impacted commodity prices and economic activity in the emerging world. All indications are that economic activity has bottomed out during the third quarter in most of Latin America and in either the second or third quarter in Eastern Europe. Growth in Emerging Asia continues to surprise on the upside. These are only a few of the developments that point to a global economy moving beyond healing and into growth.

For these reasons we believe that emerging market debt currently offers attractive risk/return characteristics and we will continue to position the Portfolio more aggressively. However, we are unlikely to get immediate gratification from this new posture. Seasonal factors such as the "year end effect" and the lagged nature of economic statistics required to verify our expectation of economic recoveries might inhibit any substantial rally. However, over the medium term, we believe that the Portfolio should benefit from this shift in stance.

Stephen F. Esser
PORTFOLIO MANAGER

Abigail L. McKenna
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                           VALUE
     (000)                                                           (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (92.8%)
   ALGERIA (0.8%)
     SOVEREIGN (0.8%)

U.S.$      200      Republic of Algeria, 0.00%, 3/31/00............  $      151
           300      Republic of Algeria, 0.00%, 3/31/00............         211
                                                                     -----------
                                                                            362
                                                                     -----------
   ARGENTINA (21.8%)
     CORPORATE (2.3%)
        (e)200      Cablevision S.A., 13.75%, 5/01/09..............         185
ARP        100      CIA International Telecommunications,
                      10.375%, 8/01/04.............................          74
           850      CIA International Telecommunications,
                      10.375%, 8/01/04.............................         629
U.S.$   (e)348      Nortel Inversora, Series A, 6.00%, 3/31/07.....         209
                                                                     -----------
                                                                          1,097
                                                                     -----------
     SOVEREIGN (19.5%)
         3,210      Republic of Argentia, Global Bond,
                      11.75%, 4/07/09..............................       3,109
           700      Republic of Argentia, Global Units (Euro),
                      12.125%, 2/15/19.............................         704
ARP        524      Republic of Argentina, 2.77%, 4/01/07..........         360
U.S.$    1,275      Republic of Argentina, Global Bond,
                      11.375%, 1/30/17.............................       1,205
      (v)4,557      Republic of Argentina, Global Bond, Series L,
                      (Floating Rate), (Bearer), 5.938%, 3/31/05...       3,993
                                                                     -----------
                                                                          9,371
                                                                     -----------
                                                                         10,468
                                                                     -----------
   BRAZIL (20.6%)
     SOVEREIGN (20.6%)
      (v)6,460      Federative Republic of Brazil, C Bond, PIK,
                      8.00%, 4/15/14...............................       4,042
            89      Federative Republic of Brazil, C Bond, PIK,
                      8.00%, 4/15/14...............................          56
         2,120      Federative Republic of Brazil,
                      Debt Conversion Bond, Series L,
                      (Floating Rate), 5.938%, 4/15/12.............       1,272
      (v)2,700      Federative Republic of Brazil,
                      Debt Conversion Bond, Series L,
                      (Floating Rate), 5.938%, 4/15/12.............       1,620
        (v)500      Federative Republic of Brazil,
                      Front Loaded Interest Reduction Bond,
                      Series L, (Floating Rate), 5.00%, 4/15/09....         297
      (v)2,200      Federative Republic of Brazil,
                      New Money Bonds, Series L,
                      (Floating Rate), 5.938%, 4/15/09.............       1,557
U.S.$   (v)998      Federative Republic of Brazil, Series IE-L,
                      (Bearer), (Floating Rate), 5.875%, 4/15/06...  $      782
           100      Federative Republic of Brazil, Series L,
                      (Floating Rate), 4.50%, 4/15/09..............          60
           250      Federative Republic of Brazil, Series L,
                      (Floating Rate), 5.938%, 4/15/09.............         177
                                                                     -----------
                                                                          9,863
                                                                     -----------
   BULGARIA (3.3%)
     SOVEREIGN (3.3%)
           770      Republic of Bulgaria, Discount Bond, Series A,
                      6.50%, 7/28/24...............................         531
           750      Republic of Bulgaria, Front Loaded Interest
                      Reduction Bond, 2.75%, 7/28/12...............         474
           820      Republic of Bulgaria, Interest Arrears PDI Bond,
                      (Floating Rate), 6.50%, 7/28/11..............         585
                                                                     -----------
                                                                          1,590
                                                                     -----------
   COLOMBIA (4.6%)
     CORPORATE (0.4%)
        (n)300      Occidente y Caribe Cellular, Series B,
                      0.00%, 3/15/04...............................         172
                                                                     -----------
     SOVEREIGN (4.2%)
           510      Republic of Colombia, (Floating Rate),
                      12.471%, 8/13/05.............................         474
           945      Republic of Colombia, Global Bond,
                      10.875%, 3/09/04.............................         935
           700      Republic of Colombia, Global Bond,
                      9.75%, 4/23/09...............................         601
                                                                     -----------
                                                                          2,010
                                                                     -----------
                                                                          2,182
                                                                     -----------
   ECUADOR (0.6%)
     SOVEREIGN (0.6%)
        (v)980      Republic of Ecuador, Discount Bond,
                      (Floating Rate), 6.75%, 2/28/25..............          301
                                                                     ------------
   INDONESIA (1.4%)
     CORPORATE (1.4%)
           280      Idah Kiat, International Finance, Series B,
                      11.875%, 6/15/02.............................         214
           600      Tjiwi Kimia International BV, Global Bond,
                      13.25%, 8/01/01..............................         465
                                                                     -----------
                                                                            679
                                                                     -----------
   IVORY COAST (0.4%)
     SOVEREIGN (0.4%)
      (n)1,000      Ivory Coast, Front Loaded Interest Reduction
                      Bond, (Floating Rate), 2.00%, 3/29/18........         200
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                           VALUE
     (000)                                                           (000)
--------------------------------------------------------------------------------
   JORDAN (1.0%)
     SOVEREIGN (1.0%)

U.S.$   (v)279      Government of Jordan, Discount Bond,
                      (Floating Rate), 6.188%, 12/23/23............  $      184
      (e,v)443      Government of Jordan, Discount Bond,
                      (Floating Rate), 6.188%, 12/23/23............         292
                                                                     -----------
                                                                            476
                                                                     -----------
   MEXICO (16.0%)
     CORPORATE (3.1%)
           440      Petroleos Mexicanos, (Floating Rate),
                      9.52%, 7/15/05...............................         420
      (e)1,100      Petroles Mexicanos, 9.50%, 9/15/27.............       1,060
                                                                     -----------
                                                                          1,480
                                                                     -----------
     SOVEREIGN (12.9%)
        (v)200      United Mexican States, Discount Bond, Series A,
                      (Floating Rate), 6.116%, 12/31/19............         171
      (v)1,450      United Mexican States, Discount Bond, Series B,
                      (Floating Rate), 5.875%, 12/31/19............       1,240
         1,600      United Mexican States, Discount Bond, Series C,
                      (Floating Rate) 5.874%, 12/31/19.............       1,368
      (v)1,010      United Mexican States, Discount Bond, Series D,
                      (Floating Rate), 6.068%, 12/31/19............         864
           465      United Mexican States, Global Bond, Series XW,
                      10.375%, 2/17/09.............................         472
      (v)1,250      United Mexican States, Par Bond, Series W-A,
                      6.25%, 12/31/19..............................         921
      (v)1,561      United Mexican States, Par Bond, Series W-B,
                      6.25%, 12/31/19..............................       1,150
                                                                     -----------
                                                                          6,186
                                                                     -----------
                                                                          7,666
                                                                     -----------
   MOROCCO (2.8%)
     SOVEREIGN (2.8%)
         1,569      Government of Morocco, Reconstruction &
                      Consolidation Agreement, Series A,
                      (Floating Rate), 5.906%, 1/01/09.............       1,336
                                                                     -----------
   PANAMA (1.2%)
     SOVEREIGN (1.2%)
      (n,v)600      Republic of Panama, Global Bonds,
                      9.375%, 4/01/29..............................          560
                                                                     ------------
   PERU (1.8%)
     SOVEREIGN (1.8%)
    (e,n,v)748      Republic of Peru, Front Loaded Interest
                      Reduction Bond, 3.25%, 3/07/17...............         405
U.S.$  (n,v)50      Republic of Peru, Front Loaded Interest
                      Reduction Bond, 3.75%, 3/07/17...............  $       27
           680      Republic of Peru, PDI Bond, (Floating Rate),
                      4.00%, 3/07/17...............................         421
                                                                     -----------
                                                                            853
                                                                     -----------
   PHILIPPINES (2.2%)
     CORPORATE (1.2%)
        (e)600      Bayan Telecommunications, 13.50%, 7/15/06......         567
                                                                     -----------
     SOVEREIGN (1.0%)
           500      Republic of Philippines, Global Bond,
                      9.875%, 1/15/19..............................         475
                                                                     -----------
                                                                          1,042
                                                                     -----------
   POLAND (1.0%)
     CORPORATE (1.0%)
        (e)500      Netia Holdings II B.V., 13.125%, 6/15/09.......         485
                                                                     ------------
   RUSSIA (6.4%)
     SOVEREIGN (6.4%)
        (e)430      Russian Federation, 8.75%, 7/24/05.............         181
      (e)2,970      Russian Federation, 11.00%, 7/24/18............       1,247
           650      Russian Interest Arrears Note, (Floating Rate),
                      6.063%, 12/15/15.............................          74
        16,771      Russian Principal Loans, (Floating Rate),
                      6.063%, 12/15/20.............................       1,562
                                                                     -----------
                                                                          3,064
                                                                     -----------
   SOUTH KOREA (0.6%)
     SOVEREIGN (0.6%)
           300      Republic of Korea, 8.875%, 4/15/08.............         312
                                                                     -----------
   TURKEY (1.3%)
     CORPORATE (1.3%)
        (e)520      Cellco Finance NV, 15.00%, 8/01/05.............         542
           100      Cellco Finance NV, 15.00%, 8/01/05.............         104
                                                                     -----------
                                                                            646
                                                                     -----------
   VENEZUELA (5.0%)
     SOVEREIGN (5.0%)
         1,250      Government of Venezuela, 9.25%, 9/15/27........         826
         2,024      Republic of Venezuela, Debt Conversion Bond,
                      Series DL, (Floating Rate),
                      6.313%, 12/18/07.............................       1,557
                                                                     -----------
                                                                          2,383
                                                                     -----------
TOTAL DEBT INSTRUMENTS (Cost $43,579)..............................      44,468
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     NO. OF                                                             VALUE
     RIGHTS                                                             (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)
   MEXICO (0.0%)
         6,554      United Mexican States, Value Recovery Rights,
                      expiring 6/30/03 (Cost $0)...................  $       --
                                                                     -----------
     NO. OF
    WARRANTS
-----------------
WARRANTS (0.0%)
   ARGENTINA (0.0%)
         1,900      Republic of Argentina, expiring 2/15/00........           3
                                                                     ------------
   COLOMBIA (0.0%)
     (e)12,600      Occidente y Caribe Cellular, expiring 3/15/04..          19
                                                                     -----------
TOTAL WARRANTS (Cost $8)...........................................          22


                                                                     -----------
        FACE
       AMOUNT
        (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.8%)
   TURKEY (3.8%)
      TREASURY BILLS (3.8%)
   TRL 830,988,000  57.12%, 2/09/00................................       1,398
      222,532,000   58.75%, 3/15/00................................         350
       24,000,000   63.19%, 10/27/99...............................          50
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,091).........................       1,798
                                                                     -----------
TOTAL INVESTMENTS (96.6%) (Cost $45,678)...........................      46,288
                                                                     -----------
OTHER ASSETS AND LIABILITIES (3.4%)
   Other Assets....................................................       3,218
   Liabilities.....................................................      (1,597)
                                                                     -----------
                                                                          1,621
                                                                     -----------
NET ASSETS (100%)..................................................  $   47,909
                                                                     -----------
                                                                     -----------

                                                                       AMOUNT
                                                                        (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS.........................................................  $   47,036
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE Applicable to 15,909,768 outstanding $0.001
   par value shares (authorized 500,000,000 shares)................  $     2.96
                                                                     -----------
                                                                     -----------
CLASS B:
NET ASSETS.........................................................  $      873
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE Applicable to 292,599 outstanding $0.001
   par value shares (authorized 500,000,000 shares)................  $     2.98
                                                                     -----------
                                                                     -----------

------------------------------------------------------------------------------
(e) -- 144A Security - certain conditions for public resale may exist.
(n) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1999. Maturity date disclosed is the ultimate maturity.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
ARPA - Argentina Peso
PDI -- Past Due Interest
PIK -- Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
TRL -- Turkish Lira
Floating Rate Security -- The interest rate on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 1999.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Yankee Bonds                      (5.9%)
Asset Backed Securities           (9.5%)
Corporate Bonds and Notes        (33.5%)
Collateralized Mortgage
   Obligations                    (6.7%)
U.S. Government and Agency
   Obligations                   (49.4%)
Other                            (-5.0%)

PERFORMANCE COMPARED TO THE LEHMAN
AGGREGATE BOND INDEX(1)
----------------------------------

                                TOTAL RETURNS(2)
                       -----------------------------------
                                          AVERAGE  AVERAGE
                                          ANNUAL   ANNUAL
                                   ONE    FIVE     SINCE
                           YTD     YEAR   YEARS   INCEPTION
                          ------  ------  -----   ---------
PORTFOLIO -- CLASS A ...  -1.54%  -1.43%  7.79%    7.47%
PORTFOLIO -- CLASS B ...  -1.61   -1.39    N/A     5.27
INDEX -- CLASS A          -0.70   -0.37   7.84     7.66
INDEX -- CLASS B          -0.70   -0.37    N/A     5.61

(1) The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE
CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio seeks to provide a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

For the nine months ended September 30, 1999, the Portfolio had a total return of -1.54% for the Class A shares and -1.61% for the Class B shares compared to -0.70% for the Lehman Aggregate Bond Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of -1.43% for the Class A shares and -1.39% for the Class B shares compared to -0.37% for the Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 7.79% compared to 7.84% for the Index. For the period since inception on May 15, 1991 through September 30, 1999, the average annual total return of Class A shares was 7.47% compared to 7.66% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 5.27% compared to 5.61% for the Index. As of September 30, 1999, the Portfolio had a SEC 30-day yield of 6.54% for the Class A shares and 6.39% for the Class B shares.

U.S. fixed income markets generally improved during September, partially reversing a pattern of rising rates and widening yield spreads that had prevailed for most of the third quarter.

The relatively small net changes in interest rates and yield spreads actually masked a fair amount of interim volatility during the period. Market psychology was quite negative early in the quarter as credit markets were strongly influenced by continued tightness in labor markets and associated inflation risks, typified by a reported 1% rise in labor costs in the second quarter. In reaction to this news, as well as to rising commodities prices, yields on Treasuries rose for most of the summer. Investors in the non-Treasury sectors suffered even more, as yield spreads versus Treasuries also rose due to concerns regarding a potential flood of new corporate bond issuance. Market psychology eventually improved, however. Several economic reports subsequently revealed favorable trends in core consumer and producer price levels. Moreover, while the actual amount of new corporate debt issues was indeed large, it was well below the volume originally expected by the market, thus fostering a rebound in the non-Treasury sectors.

While there are surely inflationary risks to the U.S. economy, we do not believe it is correct to view tight labor markets as a sign that higher inflation is imminent. These risks have already been evident for several years without

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MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)

leading to higher inflation in terms of consumer prices or the GDP deflator.
The combination of excess global productive capacity and favorable productivity trends also counters such risks. These factors, combined with a vigilant Federal Reserve -- as evidenced by the central bank's August tightening action -- should keep actual inflation measures below those reflected in the term structure of interest rates.

Our above-benchmark interest-rate sensitivity (IRS) strategy had an unfavorable impact on relative performance, as most interest rates rose slightly over the course of the quarter. Real interest rates remain well above long-term averages, reflecting lingering market expectations of a significant rise in inflation. We note that historically the market has a poor record predicting inflation, and that the prevailing level of high real rates -- currently near 4% -- represents an attractive value opportunity. Consequently, the Portfolio's level of IRS remains at approximately 0.3 years above the benchmark.

The yield curve does not present any compelling value opportunities, so our yield-curve positioning remains close to that of the benchmark. With inflation-protected Treasuries (TIPS) outperforming nominal Treasuries for most of this year, their once significant relative value advantages continued to diminish. In reaction, we trimmed TIPS holdings again so that the proceeds could be reinvested in more attractive opportunities in the non-Treasury sectors of the market.

Most corporate bonds recovered in September following difficult months in both July and August. While the new issue calendar posed a major challenge for the market, investment grade issues eventually found significant interest as the quarter came to a close and many new offerings were oversubscribed. Nevertheless, yield spreads versus Treasuries remained extremely wide, and we continued to take advantage of the apparent disconnect between market valuations and actual fundamentals, most notably in the industrial sectors. Our actions allowed us to maintain or increase the Portfolio's above-benchmark sensitivity to changes in corporate yield spreads.

Mortgages eventually posted a recovery from the unfavorable returns experienced earlier in the quarter. An unusual combination of high yield spreads -- rivaling those seen during the height of the "flight-to-quality" last October -- and low prepayment (or refinancing) risk presented us with a significant value opportunity, so we increased the mortgage allocation during August. The Portfolio experienced an immediate benefit from this action as yield spreads subsequently declined. Our mortgage strategy remains focused on highly-liquid fixed-rate Agency mortgage-backed issues with coupons in the 6% to 7% range. While the Portfolio continues to have an above- benchmark sensitivity to changes in mortgage yield spreads, the overall sensitivity to prepayment risk remains near that of the broader market indices.

Warren Ackerman, III
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------


    FACE
   AMOUNT                                                             VALUE
   (000)                                                              (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (105.0%)
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (49.4%)
      FEDERAL HOME LOAN MORTGAGE CORPORATION (8.8%)
$        17,429     6.00%, 12/01/28 ...............................  $   16,296
              6     13.00%, 9/01/10 ...............................           7
                                                                     -----------
                                                                         16,303
                                                                     -----------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (24.3%)
          7,318     5.50%, 5/01/14 ................................       6,895
          2,594     6.00%, 9/01/10 ................................       2,522
          3,779     6.00%, 2/01/11 ................................       3,675
          6,110     6.00%, 4/01/13 ................................       5,881
         15,995     6.00%, 4/01/28 ................................      14,940
          9,758     6.00%, 2/01/29 ................................       9,115
          1,856     8.00%, 2/01/12 ................................       1,901
                                                                     -----------
                                                                         44,929
                                                                     -----------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (6.4%)
          9,500     7.00%, 10/01/29 TBA ...........................       9,340
          2,500     7.50%, 10/01/29 TBA ...........................       2,511
                                                                     -----------
                                                                         11,851
                                                                     -----------
      U.S. TREASURY BONDS (7.7%)
         12,000     8.125%, 8/15/19 ...............................      14,203
                                                                     -----------
      U.S. TREASURY NOTES (2.2%)
          4,000     6.00%, 7/31/02 ................................       4,029
                                                                     -----------
   TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS ...................      91,315
                                                                     -----------
    CORPORATE BONDS AND NOTES (33.5%)
      AUTOMOTIVE (1.9%)
          2,000     Delphi Auto Systems Corp., 7.125%, 5/01/29 ....       1,801
          2,000     Ford Motor Co., 6.375%, 2/01/29 ...............       1,726
                                                                     -----------
                                                                          3,527
                                                                     -----------
      BANKING (0.7%)
          1,500     Chase Manhattan Corp., 6.00%, 2/15/09 .........       1,382
                                                                     -----------
      CHEMICALS (2.0%)
       (e)2,000     Monsanto Co., 6.60%, 12/ 01/28 ................       1,742
       (e)2,000     Rohm & Hass Co., 7.85%, 7/15/29 ...............       2,039
                                                                     -----------
                                                                          3,781
                                                                     -----------
      FINANCE (21.4%)
       (e)2,000     American General Institutional Capital,
                      Series A, 7.57%, 12/01/45 ...................       1,845
          2,500     Associates Corp. of North America, 5.80%,
                      4/20/04 .....................................       2,405
          2,000     BT Capital Trust, Series B1, 7.90%, 1/15/27 ...       1,869
          3,000     CNA Financial Corp., 6.50%, 4/15/05 ...........       2,828
          2,000     Donaldson, Lufkin & Jenrette, Inc., 6.90%,
                      10/01/07 ....................................       1,936
       (e)2,500     Farmers Exchange Capital, 7.05%, 7/15/28 ......       2,159
       (e)2,000     First Chicago Corp., 7.75%, 12/01/26 ..........       1,892
          2,000     Ford Motor Credit Co., 6.125%, 4/28/03 ........       1,961
          2,000     General Motors Acceptance Corp., 6.75%,
                      2/07/02 .....................................       2,013
       (e)2,500     Goldman Sachs Group, 6.34%, 3/01/06 ...........       2,379
          2,650     John Hancock, 7.375%, 2/15/24 .................       2,514
          2,350     Lehman Brothers Holdings, Inc.,  6.625%,
                      4/01/04 .....................................       2,271
       (e)3,000     Liberty Mutal Insurance Co., 8.20%, 5/04/07           3,073
       (e)2,000     Lumbermans Mutual Casualty Co., 8.45%,
                      12/01/2097 ..................................       1,703
          3,000     Merrill Lynch & Co., 6.00%, 2/12/03 ...........       2,942
       (e)2,500     Prudential Insurance Co., 6.375%, 7/23/06 .....       2,385
          2,000     Salomon, Inc., 7.30%, 5/15/02 .................       2,032
          1,500     Simon Debartolo Group, MTN, 7.125%, 9/20/07 ...       1,411
                                                                     -----------
                                                                         39,618
                                                                     -----------
      HEALTH CARE SUPPLIES & SERVICES (0.8%)
          1,500     Columbia/HCA Healthcare, MTN, 8.85%, 1/01/07 ..       1,459
                                                                     -----------
      MULTI-INDUSTRY (0.7%)
       (e)1,250     Home Depot, Inc., 6.50%, 9/15/04 ..............       1,254
                                                                     -----------
      TELECOMMUNICATIONS (2.8%)
          2,500     AT&T Corp., 6.50%, 3/15/29 ....................       2,212
          3,000     Worldcom, Inc., 6.40%, 8/15/05 ................       2,899
                                                                     -----------
                                                                          5,111
                                                                     -----------
      TRANSPORTATION-RAIL (1.2%)
          2,500     Union Pacific Co., 6.625%, 2/01/29 ............       2,130
                                                                     -----------
      UTILITIES (2.0%)
          2,000     Conoco, Inc., 6.95%, 4/15/29 ..................       1,861
       (e)1,826     Oil Enterprises Ltd., 6.239%, 6/30/08 .........       1,759
                                                                     -----------
                                                                          3,620
                                                                     -----------
TOTAL CORPORATE BONDS AND NOTES ...................................       61,882
                                                                     -----------
    ASSET BACKED SECURITIES (9.5%)
       (e)3,000     Aesop Funding II LLC, Series 97-1, Class A1,
                      6.22%, 10/20/01 .............................       3,001
          3,000     COMED, Series 98-1, Class A2, 5.29%, 6/25/03 ..       2,966
          5,000     Ford Credit Auto Owner Trust, Series 98-B,
                      5.85%, 10/15/01 .............................       4,989
          2,124     Mid-State Trust, Series IV A, 8.33%, 4/01/30 ..       2,196
          1,250     Peco Energy Transition Trust, Series 99-A,
                      Class A6, 6.05%, 3/01/09 ....................       1,181
          3,250     Team Fleet Financing Corp., Series 97-1A,
                      7.35%, 5/15/03 ..............................       3,299
                                                                     -----------
TOTAL ASSET BACKED SECURITIES .....................................      17,632
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.7%)
            632     Chase Commercial Mortgage Securities Corp.,
                      Series 97-2, Class A1, 6.45%, 12/19/04 ......         620
          2,467     First Union-Lehman Brothers Commercial
                      Mortgage, 6.479%, 3/18/04 ...................       2,465
          3,965     Lehman Brothers Large Loan, Series 97-LLIA1,
                      6.79%, 6/12/04 ..............................       3,936
          2,659     Merrill Lynch Mortgage Investors, Inc.,
                      Series 98-C2, Class A1, 6.22%, 2/15/30 ......       2,604
       (e)2,848     World Financial Credit, 6.91%, 9/01/13 ........       2,750
                                                                     -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS .........................      12,375
                                                                     -----------


MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)
------------------------------------------------------------------------------


    FACE
   AMOUNT                                                             VALUE
   (000)                                                              (000)
--------------------------------------------------------------------------------
   YANKEE BONDS (5.9%)
      ELECTRONICS (1.6%)
$         3,000     Sony Corp., 6.125%, 3/04/03 ...................  $    2,967
                                                                     -----------
      FINANCE (1.0%)
          2,000     Ahold Finance, 6.875%, 5/01/29 ................       1,804
                                                                     -----------
      FOREIGN GOVERNMENT OBLIGATION BOND (1.3%)
          2,000     Republic of Colombia, 9.75%, 4/23/09 ..........       1,718
         (e)750     State of Qatar, 9.50%, 5/21/09 ................         781
                                                                     -----------
                                                                          2,499
                                                                     -----------
      TELECOMMUNICATIONS (1.1%)
       (e)2,000     AT&T Canada, Inc., 7.65%, 9/15/06 .............       2,007
                                                                     -----------
      UTILITIES (0.9%)
          1,700     Endesa-Chile, 7.75%, 7/15/08 ..................       1,605
                                                                     -----------
   TOTAL YANKEE BONDS .............................................      10,882
                                                                     -----------
                                                                     -----------
TOTAL FIXED INCOME SECURITIES (COST $201,103) .....................     194,086
                                                                     -----------
SHORT-TERM INVESTMENT (0.3%)
   REPURCHASE AGREEMENT (0.3%)
            493     Chase Securities, Inc., 5.05%, dated 9/30/99,
                      due 10/01/99, to be repurchased at $493,
                      collateralized by U.S. Treasury Bond, 6.00%
                      due 2/15/26, valued at $497 (Cost $493) .....         493
                                                                     -----------
TOTAL INVESTMENTS (105.3%) (COST $201,596) ........................     194,579
                                                                     -----------
OTHER ASSETS AND LIABILITIES (-5.3%)
   Other Assets ...................................................  $    5,192
   Liabilities ....................................................     (14,997)
                                                                     -----------
                                                                         (9,805)
                                                                     -----------
NET ASSETS (100%) .................................................  $  184,774
                                                                     -----------
                                                                     -----------

CLASS A:
NET ASSETS ........................................................  $  182,283
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 17,403,006 outstanding $0.001 par value shares
    (authorized 500,000,000 shares) ...............................  $    10.47
                                                                     -----------
                                                                     -----------
CLASS B:
NET ASSETS ........................................................  $    2,491
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 237,629 outstanding $0.001 par value shares
    (authorized 500,000,000 shares) ...............................  $    10.49
                                                                     -----------
                                                                     -----------

--------------------------------------------------------------------------------
(e) -- 144A Security - certain conditions for public resale may exist.
MTN -- Medium Term Note
TBA -- Security is subject to delayed delivery.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]
Australian Dollar                 (2.3%)
British Pound                     (7.1%)
Canadian Dollar                   (3.2%)
Danish Krone                      (6.1%)
Euro                             (31.2%)
Japanese Yen                     (12.0%)
Swedish Krona                     (4.4%)
United States Dollar             (25.2%)
Other                             (8.5%)

PERFORMANCE COMPARED TO THE J.P. MORGAN
TRADED GLOBAL BOND INDEX(1)
---------------------------------------

                                TOTAL RETURNS(2)
                          ----------------------------------
                                          AVERAGE   AVERAGE
                                          ANNUAL    ANNUAL
                                   ONE     FIVE     SINCE
                            YTD    YEAR    YEARS   INCEPTION
                          ------  ------  ------   ---------
PORTFOLIO -- CLASS A ..   -5.36%  -3.62%   6.93%     6.78%
PORTFOLIO -- CLASS B ..   -5.53   -3.74     N/A      3.91
INDEX -- CLASS A ......   -3.54   -0.66    7.13      8.07
INDEX -- CLASS B ......   -3.54   -0.66     N/A      4.46

(1) The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, New Zealand, Portugal, South Africa, Spain, Sweden, the United Kingdom and the United States.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE
CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Global Fixed Income Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities issued by U.S. and foreign issuers including governments, agencies, supranational entities, eurobonds and corporations with varying maturities in various currencies.

For the nine months ended September 30, 1999, the Portfolio had a total return of -5.36% for the Class A shares and -5.53% for the Class B shares compared to -3.54% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of -3.62% for the Class A shares and -3.74% for the Class B shares compared to - 0.66% for the Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 6.93% compared to 7.13% for the Index. For the period since inception on May 1, 1991 through September 30, 1999, the average annual total return of Class A shares was 6.78% compared to 8.07% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 3.91% compared to 4.46% for the Index. As of September 30, 1999 the Portfolio had a SEC 30-day yield of 4.51% for the Class A shares and 4.36% for the Class B shares.

During the third quarter, the greatest change in sentiment occurred in Europe where growth and interest rate expectations underwent a significant upward revision.

In the euro area, bond yields moved appreciably higher as signs of a broadening economic recovery saw the yield curve shift to price in a significant eventual tightening by the European Central Bank. The peripheral markets also experienced a similar move and the U.K. and Sweden were two of the poorest performers globally. In the U.K., the continued buoyancy in the housing market was seen as one of the reasons for the unexpected 25 basis points hike in the base rate, while in Sweden, strong growth and concern that inflation would breach the Riksbank's target prompted a reappraisal of monetary policy.

In the U.S., yields rose only slightly as the general tone of economic data remained broadly unchanged and the widely anticipated 25 basis point tightening by the Fed in August brought little market reaction.

In contrast, the Japanese bond market rallied, seemingly at odds with the continued signs of stronger growth both from the domestic economy and the Asian region as a whole, but supported at least in part by the strength of the yen.

The sharp rise in the yen against both the dollar and the euro was the most significant change in financial markets during

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)

the quarter. The improving Japanese economy was supportive of the currency, as was the Bank of Japan's apparent unwillingness to implement quantitative easing.

The most significant factor contributing to performance during the third quarter was our 5-7% underweight exposure to the Japanese yen which subtracted over 50 basis points from relative performance.

Our exposure to corporate bonds also detracted from returns given the widening in corporate spreads.

Country allocation made a modest negative contribution to performance given our underweight exposure to the Japanese bond market versus the European and dollar bloc markets. Within Europe, our lack of exposure to the ultra-long part of the U.K. curve and our overweighting to the short-end of the Swedish yield curve were negatives.

As the most dramatic shift has been seen in the dollar swap market, we retain our bias to dollar issues.

There was no change to our broad interest rate strategy during the third quarter. The Portfolio remained long duration in the dollar bloc and European markets and short duration in the Japanese market. The overall duration of the Portfolio was held at approximately 0.4 years longer than the Index.

In terms of yield curve positioning, we removed our barbell strategy in Europe as we no longer viewed the 30-year part of the euro curve, which we had overweighted, as undervalued.

During September, we raised our exposure to the Japanese yen from 7% to 5% underweight. While we maintain our long-term bearish stance on the yen, current market volatility means it is appropriate to move our portfolio closer to benchmark weighting.

We continued to increase our exposure to the credit sector, taking advantage of some attractively priced dollar denominated issues.

The outlook for the global economy continues to improve. In the U.S., there has been no appreciable slowing in the strong pace of economic growth while in Europe more recent data all points to a significant broadening in the economic recovery. The Japanese economy is also showing tentative signs of growth while activity in the Asian region as a whole is rebounding. This more positive growth environment has prompted many central banks to shift monetary policy to a tightening bias which is reflected in both the dollar bloc and European yield curves. Despite these developments, we remain constructive on the inflation outlook and reasonably positive on the prospects for global bond markets with the exception of Japan.

In the U.S., the Fed has already reversed all but 25 basis points of its easing of last autumn and the market is pricing in a further 75 basis points of tightening over the next year. We regard this as somewhat pessimistic. Current economic conditions in the U.S. are not significantly different from a year ago in terms of growth and inflation but bond yields are considerably higher. We believe that any further tightening by the Fed in this cycle will be modest unless there is a significant emergence of inflationary pressures.

In Europe, the stronger pace of growth and current exceptionally loose monetary policy means we expect the European Central Bank to move to raise interest rates over the next three to six months. However, we expect that continued good inflation performance and the still existing slack in the economy should keep this tightening modest. As a result, we believe that the degree of tightening currently priced into the euro curve, approximately 100 basis points before end March, is overly pessimistic. Taken together with our positive value indicators, this leads us to be modestly bullish on the euro market.

The Japanese bond market reflects a very different outlook to the dollar bloc and European markets and we view this disparity as somewhat misplaced. While we expect any pick up in growth in Japan to be gradual, we would not expect the economy to be immune to stronger activity in the rest of the global economy, and would therefore guard against being overly negative on the economy's prospects. We believe the risk of tightening in Japan to be minimal, however, the market is already pricing in a scenario of no tightening over the next two years and, as such, there is a risk of market disappointment. This, combined with our continued concerns over supply, means we remain bearish.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)

Our long-term bearish view on the Japanese yen also remains unchanged, particularly versus the euro. The dependency of the Japanese economy on its exporters means that the strong yen risks undermining the fledgling Japanese recovery which is clearly not an acceptable scenario for either the Bank of Japan or the Ministry of Finance. However, over the short-term we are more cautious on the yen given the current level of uncertainty and the resultant unwillingness of Japanese investors to recycle their current account surplus.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Ram Willner
PORTFOLIO MANAGER

Christian G. Roth
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------


    FACE
   AMOUNT                                                             VALUE
   (000)                                                              (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (91.5%)
   AUSTRALIAN DOLLAR (2.3%)
      GOVERNMENT BOND (1.4%)
AUD         700     Government of Australia 9.75%, 3/15/02           $      501
                                                                     -----------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS (0.9%)
            500     Federal National Mortgage Association -
                      Global 6.375%, 8/15/07 ......................         321
                                                                     -----------
                                                                            822
                                                                     -----------
   BRITISH POUND (7.1%)
      GOVERNMENT BOND (7.1%)
GBP       1,350     United Kingdom Treasury Gilt 8.50%, 7/16/07 ...       2,551
                                                                     -----------
   CANADIAN DOLLAR (3.2%)
      GOVERNMENT BONDS (3.2%)
CAD       1,500     Government of Canada 8.75%, 12/01/05 ..........       1,179
                                                                     -----------
   DANISH KRONE (6.1%)
      GOVERNMENT BONDS (6.1%)
DKK       4,800     Kingdom of Denmark 8.00%, 5/15/03 .............         760
          4,600     Kingdom of Denmark 7.00%, 12/15/04 ............         718
          4,400     Kingdom of Denmark 8.00%, 3/15/06 .............         721
                                                                     -----------
                                                                          2,199
                                                                     -----------
   EURO (31.2%)
      CORPORATE BONDS (4.5%)
EUR         200     BAT International Finance 4.875%, 2/25/09 .....         193
            200     Burmah Castrol Plc 4.875%, 3/31/09 ............         198
            500     Depfa Pfandbriefbank 5.50%, 1/15/10 ...........         530
         (e)150     Dresdner Funding Trust 5.79%, 6/30/11 .........         146
            200     Mannesmann Finance BV 4.75%, 5/27/09 ..........         194
            200     Philip Morris Financial 4.50%, 4/06/06 ........         199
            150     Royal Bank of Scotland Plc 4.875%, 3/26/09              145
                                                                     -----------
                                                                          1,605
                                                                     -----------
      GOVERNMENT BONDS (26.7%)
          1,000     Bundesobligation 5.00%, 8/20/01 ...............       1,090
          1,000     Buoni Poliennali Del Tesoro 9.50%, 2/01/06 ....       1,320
            500     Deutschland Republic 6.50%, 7/04/27 ...........         576
            800     Deutschland Republic, Series 91, 8.375%,
                      5/21/01 .....................................         915
          1,800     Government of France 5.25%, 4/25/08 ...........       1,926
          1,000     Government of France 6.00%, 10/25/25 ..........       1,091
          1,350     Government of The Netherlands, Series 1,
                      8.25%, 2/15/02 ..............................       1,572
          1,000     Spanish Government 7.90%, 2/28/02 .............       1,159
                                                                     -----------
                                                                          9,649
                                                                     -----------
                                                                         11,254
                                                                     -----------
   JAPANESE YEN (12.0%)
      GOVERNMENT BONDS (12.0%)
JPY     300,000     Government of Japan, Series 207, 0.90%,
                      12/22/08 ....................................  $    2,585
        155,000     International Bank for Reconstruction &
                      Development 4.75%, 12/20/04 .................       1,738
                                                                     -----------
                                                                          4,323
                                                                     -----------
   SWEDISH KRONA (4.4%)
      GOVERNMENT BONDS (4.4%)
SEK       7,000     Swedish Government 13.00%, 6/15/01 ............         969
          4,900     Swedish Government 6.00%, 2/09/05 .............         612
                                                                     -----------
                                                                          1,581
                                                                     -----------
   UNITED STATES DOLLAR (25.2%)
      CORPORATE BONDS AND NOTES (9.5%)
U.S.$       260     AT&T Corp. 6.50%, 3/15/29 .....................         230
            220     BankAmerica Corp. 5.875%, 2/15/09 .............         201
            200     Conoco, Inc., 6.95%, 4/15/29 ..................         186
            400     Deutsche Ausgleichsbank, Series E, MTN 5.125%,
                      9/22/03 .....................................         383
         (e)250     Farmers Exchange Capital 7.05%, 7/15/28 .......         214
         (e)150     First Chicago Corp., 7.75%, 12/01/26 ..........         142
         (e)100     Florida Windstorm 7.125%, 2/25/19 .............          93
            250     Ford Motor Co., 6.375%, 2/01/29 ...............         215
            150     General Motors 6.75%, 5/01/28 .................         135
            300     Lucent Technologies 6.45%, 3/15/29 ............         270
            250     Merrill Lynch & Co., Inc. 6.875%, 11/15/18              229
         (e)300     Metropolitan Life Insurance 7.45%, 11/01/23             279
         (e)200     Monsanto Co., 6.60%, 12/01/28 .................         173
         (e)300     Nationwide Mutual Insurance 7.50%, 2/15/24              281
            150     Wal-Mart Stores 6.875%, 8/10/09 ...............         150
            250     Wells Fargo Co. 6.625%, 7/15/04 ...............         248
                                                                     -----------
                                                                          3,429
                                                                     -----------
      EUROBONDS (1.1%)
         (e)150     Bayer Hypo-Vereinsbank 8.741%, 6/30/31 ........         149
            200     Kingdom of Belgium 9.20%, 6/28/10 .............         233
                                                                     -----------
                                                                            382
                                                                     -----------
      U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.6%)
      U.S. TREASURY BONDS (5.9%)
          1,800     U.S. Treasury Bond 8.125%, 8/15/19 ............       2,131
                                                                     -----------
      U.S. TREASURY NOTES (8.7%)
            700     U.S. Treasury Note 6.25%, 10/31/01 ............         708
          1,950     U.S. Treasury Note 7.50%, 2/15/05 .............       2,084
            350     U.S. Treasury Note 6.25%, 2/15/07 .............         353
                                                                     -----------
                                                                          3,145
                                                                     -----------
                                                                     -----------
                                                                          9,087
                                                                     -----------
TOTAL FIXED INCOME SECURITIES (Cost $33,497) ......................      32,996
                                                                     -----------

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)
------------------------------------------------------------------------------


    FACE
   AMOUNT                                                             VALUE
   (000)                                                              (000)
--------------------------------------------------------------------------------
   SHORT-TERM INVESTMENT (6.8%)
      REPURCHASE AGREEMENT (6.8%)
U.S.$     2,459     Chase Securities, Inc. 5.05%, dated 9/30/99,
                      due 10/01/99, to be repurchased at $2,459,
                      collateralized by U.S. Treasury Bonds, 6.0%,
                      due 2/15/26, valued at $2,479 (Cost $2,459)    $    2,459
                                                                     -----------
TOTAL INVESTMENTS (98.3%) (Cost $35,956) ..........................      35,455
                                                                     -----------
OTHER ASSETS AND LIABILITIES (1.7%)
   Other Assets ...................................................       6,037
   Liabilities ....................................................      (5,418)
                                                                     -----------
                                                                            619
                                                                     -----------
NET ASSETS (100%) .................................................  $   36,074
                                                                     -----------
                                                                     -----------
CLASS A:
NET ASSETS ........................................................  $   35,744
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE
   Applicable to 3,093,493 outstanding $0.001 par value shares
     (authorized 500,000,000 shares) ..............................  $    11.55
                                                                     -----------
                                                                     -----------
CLASS B:
NET ASSETS ........................................................  $      330
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
    PER SHARE
    Applicable to 28,620 outstanding $0.001 par value shares
      (authorized 500,000,000 shares) .............................  $    11.51
                                                                     -----------
                                                                     -----------


--------------------------------------------------------------------------------
(e) -- 144A Security - certain conditions for public sale may exist
MTN -- Medium Term Notes

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)
-------------------------------------------------

                                 [CHART]

Other                             (8.2%)
Warrants                          (0.2%)
Preferred Stocks                  (2.1%)
Mortgage Pass Through             (0.2%)
Corporate Bonds and Notes        (89.3%)

PERFORMANCE COMPARED TO THE CS FIRST
BOSTON HIGH YIELD INDEX(1)

                                 TOTAL RETURNS(2)
                          ---------------------------------
                                         AVERAGE  AVERAGE
                                         ANNUAL    ANNUAL
                                  ONE     FIVE     SINCE
                           YTD    YEAR    YEARS   INCEPTION
                          -----   -----  -------  ---------
PORTFOLIO -- CLASS A ..   3.46%   9.13%   11.37%    10.95%
PORTFOLIO -- CLASS B ..   3.32    8.91     N/A       9.45
INDEX -- CLASS A ......   1.17    3.95     8.61      8.83
INDEX -- CLASS B ......   1.17    3.95     N/A       6.97

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. INVESTING IN HIGH YIELD FIXED INCOME SECURITIES, OTHERWISE KNOWN AS "JUNK BONDS" IS SPECULATIVE AND INCLUDES GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The High Yield Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

For the nine months ended September 30, 1999, the Portfolio had a total return of 3.46% for the Class A shares and 3.32% for the Class B shares compared to 1.17% for the CS First Boston High Yield Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of 9.13% for the Class A shares and 8.91% for the Class B shares compared to 3.95% for the Index. For the five-year period ended September 30, 1999, the average annual total return of Class A shares was 11.37% compared to 8.61% for the Index. For the period since inception on September 28, 1992 through September 30, 1999, the average annual total return of Class A shares was 10.95% compared to 8.83% for the Index. For the period since inception on January 2, 1996 through September 30, 1999, the average annual total return of Class B shares was 9.45% compared to 6.97% for the Index. As of September 30, 1999 the Portfolio had a SEC 30-day yield of 9.98% for the Class A shares and 9.72% for the Class B shares.

The high yield market underperformed higher quality bonds in the third quarter. The stock market declined, interest rates rose slightly, and the Federal Reserve tightened interest rates by 25 basis points. A large new issue calendar led to supply problems, which forced high yield spreads wider. Dealers also were lowering inventories to begin preparing for Y2K. These technical factors occurred at the same time that net cash flows into high yield mutual funds turned negative. High yield spreads ended the quarter 551 basis points above treasuries, 54 basis points wider than at the end of the second quarter.

For the three months ended September 30, 1999, the Portfolio had a total return of -0.65% for the Class A shares and -0.71% for the Class B shares compared to -1.60% for the Index. The Portfolio's overall higher quality versus the Index was a major reason for the outperformance. Spreads widened throughout the high yield market, but BB's performed better than lower quality bonds. The Portfolio's exposure to emerging markets debt was another positive contributor to performance as spreads generally tightened as worldwide economies improved and commodity prices moved higher. The Portfolio also did a much better job at avoiding problem credits than the market averages.

We continued to have an overweighting to the telecommunications sector. This sector, along with cable and media, have continued to benefit from merger and

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)

investment activity. This activity has been very favorable for the credit quality of high yield bonds because it usually involves a higher quality company investing in or acquiring a lower rated company. Consolidation is being driven by company attempts to position themselves to take advantage of the growth prospects in these businesses in a rapidly evolving competitive environment. Examples of transactions that occurred in the third quarter include: Cincinnati Bell agreeing to acquire IXC Communications, France Telecom investing in NTL Inc., Telewest receiving an equity infusion from both Microsoft and Liberty Media, and GE's purchase of a 32% equity stake in Paxson Communications. Prices of many issues not directly involved in a transaction have also benefited as these deals continue to highlight the inherent asset values of many of the companies in these sectors.

In terms of portfolio activity, we sold Rogers Cable and Communications, a Canadian cable and telecom services provider, on strength. We also sold Allied Waste and purchased Waste Management as we felt it had much more value. We started this position after Waste Management was downgraded by both Moody's and S&P. We also purchased a new deal for Stater Brothers, a west coast supermarket chain, which we felt came at a very attractive spread. We also added to some positions in the gaming and healthcare sectors, where we find increased value.

We expect to see continued good economic growth for the foreseeable future and do not believe that inflation will rise meaningfully from current levels. We feel that this economic environment, along with the widening of spreads in the third quarter, has created an excellent opportunity for good performance in the high yield market. We expect the technical factors that hindered the high yield market in the third quarter will improve over the next few months. The Portfolio held a reasonably high level of cash in the third quarter as the market drifted lower. We will be spending a portion of this cash in the coming month, as we see opportunities, to take advantage of this decline and in anticipation of a better environment ahead.

Robert Angevine
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Gordon W. Loery
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------


    FACE
   AMOUNT                                                             VALUE
   (000)                                                              (000)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (89.3%)
   ASSET BACKED CORPORATES (0.3%)
$           554     Long Beach Auto, Series 97-1, Class B,
                      14.22%, 10/26/03 ...........................   $      550
                                                                     -----------
   CABLE (5.5%)
          2,200     Adelphia Communications, Series B, 8.375%,
                      2/01/08 ....................................        2,057
            475     Adelphia Communications, Series B, 9.875%,
                      3/01/07 ....................................          485
          1,175     CSC Holdings, Inc., 9.875%, 5/15/06 ..........        1,226
       (n)3,050     NTL, Inc., 0.00%, 4/01/08 ....................        2,013
            410     Rogers Cablesystems of America, 10.125%,
                      9/01/12 ....................................          443
     (e,n)3,300     Telewest Communication plc, 0.00%,
                      4/15/09 ....................................        1,988
          1,740     United Pan-Europe Communications N.V.,
                      10.875%, 8/01/09 ...........................        1,757
                                                                     -----------
                                                                          9,969
                                                                     -----------
   CHEMICALS (2.0%)
       (e)1,900     Huntsman ICI Chemicals, Inc., 10.125%,
                      7/01/09 ....................................        1,852
       (e)1,700     Lyondell Chemical Co, 9.625%, 5/01/07 ........        1,694
                                                                     -----------
                                                                          3,546
                                                                     -----------
   COMMUNICATIONS (21.7%)
          1,765     American Cellular Corp., 10.50%, 5/15/08 .....        1,818
          1,195     AMSC Acquisition Co., Inc., 12.25%, 4/01/08 ..          848
       (e)1,475     Centennial Cellular, 10.75%, 12/15/08 ........        1,540
           (n)9     Dobson Communications Corp., 0.00%, 1/01/80 ..          820
          1,255     Dobson Communications Corp., 11.75%, 4/15/07 .        1,324
       (n)2,425     Dolphin Telecom plc, 0.00%, 6/01/08 ..........        1,025
       (e,n)300     Dolphin Telecom plc, 0.00%, 5/15/09 ..........          120
            965     Esprit Telecom Group plc, 10.875%, 6/15/08 ...          967
            600     Esprit Telecom Group plc, 11.50%, 12/15/07 ...          614
          1,495     Global Crossing Holdings, 9.625%, 5/15/08 ....        1,536
          1,175     Globalstar Capital Corp., 11.375%, 2/15/04 ...          764
            310     Globalstar LP, 11.50%, 6/01/05 ...............          195
          1,760     Hermes Europe Railtel BV, 11.50%, 8/15/07 ....        1,778
       (n)1,510     Hyperion Telecommunication, 0.00%, 4/15/03 ...        1,268
       (n)2,400     Intermedia Communications, Inc., Series B,
                      0.00%, 7/15/07 .............................        1,596
          1,500     Intermedia Communications, Inc., Series B,
                      8.50%, 1/15/08 .............................        1,301
          1,620     Iridium LLC/Capital Corp., Series A, 13.00%,
                      7/15/05 ....................................          170
          1,020     Metromedia Fiber Network, 10.00%, 11/15/08 ...          989
       (n)1,860     Nextel Communications, Inc., 9.75%, 8/15/04 ..        1,876
       (n)4,100     Nextel Communications, Inc., 0.00%, 9/15/07 ..        3,024
         (n)735     Nextel Communications, Inc., 0.00%, 2/15/08 ..          511
       (n)2,550     NEXTLINK Communications, Inc., 0.00%,
                      4/15/08 ....................................        1,532
            450     NEXTLINK Communications, Inc., 10.75%,
                      11/15/08 ...................................          453
       (e)1,290     Onepoint Communications Corp., 14.50%,
                      6/01/08 ....................................          826
          1,315     Primus Telecommunications Group, Inc., 9.875%,
                      5/15/08 ....................................        1,151
         (e)640     Primus Telecommunications Group, Inc., 11.25%,
                      1/15/09 ....................................          608
          1,120     Psinet, Inc., 10.00%, 2/15/05 ................        1,075
            670     Psinet, Inc., 11.00%, 8/01/09 ................          660
         (n)245     RCN Corp., 0.00%, 10/15/07 ...................          159
       (n)2,265     RCN Corp., 0.00%, 2/15/08 ....................        1,352
       (n)2,250     Rhythms Netconnections, 0.00%, 5/15/08 .......        1,119
       (n)1,440     RSL Communications, plc, 0.00%, 3/01/08 ......          810
          3,225     RSL Communications, plc, 9.125%, 3/01/08 .....        2,757
             51     RSL Communications, plc, 12.25%, 11/15/06 ....           51
       (e)1,025     Tele1 Europe BVC, 13.00%, 5/15/09 ............        1,005
       (n)1,440     Viatel, Inc., 0.00%, 4/15/08 .................          821
       (n)1,290     Wam!Net, Inc., 13.25%, 3/01/05 ...............          769
                                                                     -----------
                                                                         39,232
                                                                     -----------
   ENERGY (2.0%)
       (e,n)800     Husky Oil Ltd., 8.90%, 8/15/28 ...............          766
          2,040     Snyder Oil Corp., 8.75%, 6/15/07 .............        2,017
            300     Vintage Petroleum, 8.625%, 2/01/09 ...........          289
            570     Vintage Petroleum, 9.75%, 6/30/09 ............          583
                                                                     -----------
                                                                          3,655
                                                                     -----------
   FOOD & BEVERAGES (0.8%)
          1,625     Smithfield Foods, Inc., 7.625%, 2/15/08               1,463
                                                                     -----------
   GAMING & LODGING (6.7%)
          2,800     Harrahs Operating Co., Inc., 7.875%,
                      12/15/05 ...................................        2,681
       (e)1,965     Horseshoe Gaming Holdings Corp., 8.625%,
                      5/15/09 ....................................        1,872
       (e)2,655     International Game Technology, 8.375%,
                      5/15/09 ....................................        2,541
          1,975     Park Place Entertainment, 7.875%, 12/15/05 ...        1,864
          1,300     Station Casinos, Inc., 8.875%, 12/01/08 ......        1,261
            470     Station Casinos, Inc., 9.75%, 4/15/07 ........          477
          1,413     Station Casinos, Inc., 10.125%, 3/15/06 ......        1,452
                                                                     -----------
                                                                         12,148
                                                                     -----------
   GENERAL INDUSTRIAL (3.9%)
         (e)820     Applied Power, Inc., 8.75%, 4/01/09 ..........          767
            950     Axia, Inc., 10.75%, 7/15/08 ..................          879
       (e)2,000     Hayes Lemmerz International, Inc., 8.25%,
                      12/15/08 ...................................        1,760


MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
------------------------------------------------------------------------------


    FACE
   AMOUNT                                                             VALUE
   (000)                                                              (000)
--------------------------------------------------------------------------------
   GENERAL INDUSTRIAL  (CONT.)
$      (n)1,150     Norcal Waste Systems, Inc., Series B, 13.50%,
                      11/15/05 ...................................   $    1,230
            965     Sequa Corp, 9.00%, 8/01/09 ...................          948
            215     Waste Management, Inc., 6.875%, 5/15/09 ......          188
            355     Waste Management, Inc., 7.00%, 10/15/06 ......          320
            330     Waste Management, Inc., 7.125%, 10/01/07 .....          298
            400     Waste Management, Inc., 7.125%, 12/15/17 .....          330
            450     Waste Management, Inc., 7.65%, 3/15/11 .......          411
                                                                     -----------
                                                                          7,131
                                                                     -----------
   HEALTH CARE (7.1%)
          2,100     Columbia/HCA Healthcare Corp., 7.69%,
                      6/15/25 ....................................        1,724
          1,500     Columbia/HCA Healthcare Corp., 6.91%,
                      6/15/05 ....................................        1,351
          1,570     Columbia/HCA Healthcare Corp., 7.25%,
                      5/20/08 ....................................        1,392
            600     Columbia/HCA Healthcare Corp., 7.58%,
                      9/15/25 ....................................          479
            895     Columbia/HCA Healthcare Corp., 8.13%,
                      8/04/03 ....................................          871
          1,450     Columbia/HCA Heathcare Corp., 7.00%,
                      7/01/07 ....................................        1,277
       (e)1,730     Fresenius Medical Capital Trust II, 7.875%,
                      2/01/08 ....................................        1,592
          2,250     Tenet Healthcare Corp., 8.125%, 12/01/08 .....        2,059
          2,175     Tenet Healthcare Corp., 8.625%, 1/15/07 ......        2,072
                                                                     -----------
                                                                         12,817
                                                                     -----------
   HOTEL/MOTEL (2.8%)
          1,925     Hilton Hotels Corp., 7.95%, 4/15/07 ..........        1,838
          2,100     HMH Properties, Inc., Series A, 7.875%,
                      8/01/05 ....................................        1,932
            625     Host Marriott Travel Plaza, Series B, 9.50%,
                      5/15/05 ....................................          650
         (e)700     Host Marriott LP, 8.375%, 2/15/06 ............          658
                                                                     -----------
                                                                          5,078
                                                                     -----------
   MEDIA & ENTERTAINMENT (4.2%)
          1,770     Chancellor Media Corp., 8.125%, 12/15/07 ......       1,708
          1,805     Chancellor Media Corp., 9.00%, 10/01/08 .......       1,832
       (e)2,100     Echostar DBS Corp., 9.375%, 2/01/09 ...........       2,066
          2,000     Outdoor Systems, Inc., 8.875%, 6/15/07 ........       2,055
                                                                     -----------
                                                                          7,661
                                                                     -----------
   METALS (2.6%)
            435     Glencore Nickel Property Ltd., 9.00%,
                      12/01/14 ....................................         371
          2,080     Murrin Murrin Holdings, PTY, (Yankee
                      Bond), 9.375%, 8/31/07 ......................       1,841
          1,800     National Steel Corp., 9.875%, 3/01/09 .........       1,782
            825     Republic Technologies International LLC/RTI
                      Capital Corp., 13.75%, 7/15/09 ..............         783
                                                                     -----------
                                                                          4,777
                                                                     -----------
   PACKAGING (3.2%)
          1,950     Norampac, Inc., 9.50%, 2/01/08 ................       1,979
       (e)1,945     Pacifica Papers, Corp., 10.00%, 3/15/09 .......       1,967
          1,145     SD Warren Co., 12.00%, 12/15/04 ...............       1,207
            660     Tembec Industries, Inc., 8.625%, 6/30/09 ......         647
                                                                     -----------
                                                                          5,800
                                                                     -----------
   REAL ESTATE (3.1%)
          2,390     American Standard, Cos., Inc., 7.375%,
                      2/01/08 .....................................       2,181
          1,855     D R Horton, Inc., 8.00%, 2/01/09 ..............       1,651
       (e)1,970     Nortek, Inc., 8.875%, 8/ 01/08 ................       1,862
                                                                     -----------
                                                                          5,694
                                                                     -----------
   RETAIL (8.1%)
       (e)1,616     CA FM Lease Trust, 8.50%, 7/15/17 .............       1,511
       (e)2,150     Cex Holdings, Inc., 9.625%, 6/01/08 ...........       2,276
            586     DR Securitized Lease Trust, Series 93-K1,
                      Class A1, 6.66%, 8/15/10 ....................         535
          2,079     DR Securitized Lease Trust, Series 94-K1,
                      Class A1, 7.60%, 8/15/07 ....................       2,018
          1,175     DR Securitized Lease Trust, Series 94-K1,
                      Class A2, 8.375%, 8/15/15 ...................       1,122
          2,275     HMV Media Group plc, Series A, 10.25%,
                      5/15/08 .....................................       2,230
          1,250     Kmart Funding Corp., 8.80%, 7/01/10 ...........       1,262
            500     Musicland Group, Inc., 9.00%, 6/15/03 .........         485
          2,245     Musicland Group, Inc., 9.875%, 3/15/08 ........       2,043
          1,100     Stater Brothers Holdings, Inc., 10.75%,
                      8/15/06 .....................................       1,122
                                                                     -----------
                                                                         14,604
                                                                     -----------
   SOVEREIGN & EMERGING MARKETS (10.5%)
            970     Asia Pulp & Paper Co., Ltd., 12.00%, 2/15/04 ..         514
       (e)1,350     AST Research, Inc., 7.45%, 10/01/02 ...........       1,298
          2,000     Bayan Telecommunications, Inc., 13.50%,
                      7/15/06 .....................................       1,890
         (e)850     Cablevision SA, 13.75%, 5/01/09 ...............         799
       (e,n)795     Cia Energitica de Sao Paulo, 9.125%, 6/26/07 ..         690
       (n)2,600     CTI Holdings, 0.00%, 4/15/08 ..................       1,287
            975     Hyundai Semiconductor, 8.625%, 5/15/07 ........         759
          2,225     Indah Kiat Financial Mauritius, 10.00%,
                      7/01/07 .....................................       1,212
          1,640     Multicanal SA, 10.50%, 2/01/07 ................       1,338
       (e)1,375     Netia Holdings II BV, 13.125%, 6/15/09 ........       1,365
       (e)1,010     NSM Steel, Inc., 12.25%, 2/01/08 ..............           1
     (e,n)2,275     Occidente y Caribe Cellular, 0.00%, 3/15/04 ...       1,240
          1,350     Pindo Deli Finance Mauritius, 10.75%, 10/01/07          736
       (n)1,690     PTC International Finance BV, 0.00%, 7/01/07          1,183
            950     Republic of Columbia, 9.75%, 4/23/09 ..........         819
          1,180     Satelites Mexicanos, 10.125%, 11/01/04 ........         920
          2,475     TV Azteca, Series B, 10.50%, 2/15/07 ..........       1,906
          1,500     United Mexican States, 6.25%, 12/31/19 ........       1,106
                                                                     -----------
                                                                         19,063
                                                                     -----------


MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1999
------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
------------------------------------------------------------------------------


    FACE
   AMOUNT                                                             VALUE
   (000)                                                              (000)
--------------------------------------------------------------------------------
   TECHNOLOGY (0.1%)
$           320     Entex Telecom Group plc, 12.50%, 8/01/06 ......  $      198
                                                                     -----------
   TRANSPORTATION (2.0%)
          1,677     Aircraft Lease Portfolio Securitization Ltd.,
                      Series 96-1 P1, Class D, 12.75%, 6/15/06.....       1,677
         (e)525     Jet Equipment Trust, Series 95-D, 11.44%,
                      11/01/14 ....................................         626
          1,050     Jet Equipment Trust, Series C-1, 11.79%,
                      6/15/13 .....................................       1,266
                                                                     -----------
                                                                          3,569
                                                                     -----------
   UTILITIES (2.7%)
          1,780     AES Corp., 8.50%, 11/01/07 ....................       1,624
          2,400     CMS Energy, 7.50%, 1/15/09 ....................       2,214
       (e)1,185     Ras Laffan Gas Liquified Natural Gas, 8.294%,
                      3/15/14 .....................................       1,085
                                                                     -----------
                                                                          4,923
                                                                     -----------
TOTAL CORPORATE BONDS AND NOTES (Cost $175,014) ...................     161,878
                                                                     -----------

MORTGAGE PASS-THROUGH (0.2%)
   COMMERCIAL MORTGAGES (0.2%)
         (e)875     FMAC Loan Receivables Trust, Series 96-B,
                      Class C (Floating Rate), 7.929%,
                      11/01/18 (Cost $749) ........................         306
                                                                     -----------
    SHARES
  ------------
COMMON STOCKS (0.0%)
   HOTEL/MOTEL (0.0%)
       (e)1,300     Motels of America, Inc. (Cost $85) ............          14
                                                                     -----------
PREFERRED STOCKS (2.1%)
   COMMUNICATIONS (1.3%)
          7,940     Concentric Network Corp. ......................         731
          1,475     IXC Communications, Inc., Series B, PIK .......       1,578
                                                                     -----------
                                                                          2,309
                                                                     -----------
   MEDIA & ENTERTAINMENT (0.8%)
         10,719     Paxson Communications Corp., PIK, 13.25%,
                      11/15/06 ....................................       1,158
       (e)3,536     Paxson Communications Corp., PIK, 9.75%,
                      12/31/06 ....................................         389
                                                                     -----------
                                                                          1,547
                                                                     -----------
TOTAL PREFERRED STOCKS (Cost $3,147) ..............................       3,856
                                                                     -----------
    NO. OF
   WARRANTS
  ------------
WARRANTS (0.2%)
   COMMUNICATIONS (0.1%)
      (e)18,450     American Mobile Satellite Corp., expiring
                      4/01/08 .....................................          65
         (e)600     Globalstar Telecommunications Ltd., expiring
                      2/15/04 .....................................          55
         (e)605     Iridium World Communications, Inc., expiring
                      7/15/05 .....................................           1
      (e)12,900     Onepoint Communications Corp., expiring
                      6/1/08 ......................................           1

    NO. OF                                                              VALUE
   WARRANTS                                                             (000)
  -----------------------------------------------------------
         10,250     Tele1 Europe B.V, expiring 5/15/09 ............  $       76
         38,700     Wam!Net, Inc., expiring 3/01/05 ...............          88
                                                                     -----------
                                                                            286
                                                                     -----------
   MEDIA & ENTERTAINMENT (0.0%)
       (e)1,024     Paxson Communications Corp., expiring 6/30/03 .          --
                                                                     -----------
   SOVERIGN & EMERGING MARKETS (0.1%)
   (e)6,394,240     NSM Steel Ltd., Inc., expiring 2/01/08 ........           6
         91,000     Occidente y Caribe Cellular, expiring 3/15/04 .         138
                                                                     -----------
                                                                            144
                                                                     -----------
TOTAL WARRANTS (Cost $0) ..........................................         430
                                                                     -----------
     FACE
    AMOUNT
     (000)
  ------------
SHORT-TERM INVESTMENT (6.2%)
   REPURCHASE AGREEMENT (6.2%)
$        11,158     Chase Securities, Inc. 5.05%, dated 9/30/99,
                      due 10/1/99, to be repurchased at $11,160,
                      collateralized by U.S. Treasury Bonds,
                      6.00% due 2/15/26, valued at $11,249
                      (Cost $11,158) ..............................      11,158
                                                                     -----------
TOTAL INVESTMENTS (98.0%) (Cost $190,153) .........................     177,642
                                                                     -----------
OTHER ASSETS AND LIABILITIES (2.0%)
   Other Assets ...................................................      16,897
   Liabilities ....................................................     (13,317)
                                                                     -----------
                                                                          3,580
                                                                     -----------
NET ASSETS (100%) .................................................  $  181,222
                                                                     -----------
                                                                     -----------
CLASS A:
NET ASSETS ........................................................  $  134,213
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Applicable to 12,790,732 outstanding $0.001 par value shares
     (authorized 500,000,000 shares) ..............................  $    10.49
                                                                     -----------
                                                                     -----------
CLASS B:
NET ASSETS ........................................................  $   47,009
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Applicable to 4,491,440 outstanding $0.001 par value shares
     (authorized 500,000,000 shares) ..............................  $    10.47
                                                                     -----------
                                                                     -----------


--------------------------------------------------------------------------------
(e) -- 144A Security - certain conditions for public resale may exist.
(n) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1999. Maturity Date is the ultimate maturity date.
PIK -- Payment-in-Kind.  Income may be received in additional securities or cash at the discretion of the issuer.
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are in effect on September 30, 1999.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

COMPOSITION OF NET ASSETS (AT SEPTEMBER 30, 1999)

                                 [CHART]

Variable/Floating Rate
  Instruments                     (6.4%)
Fixed Rate Instruments           (97.6%)
Other                            (-4.0%)

PERFORMANCE COMPARED TO THE LEHMAN
7-YEAR MUNICIPAL BOND INDEX(1)

                                   TOTAL RETURNS(2)
                                                 AVERAGE
                                     ONE          ANNUAL
                            YTD      YEAR    SINCE INCEPTION
                           ------    ------  ---------------
Portfolio -- Class A ...   -1.67%    -1.46%        4.96%
Index ..................   -0.05      0.57         6.37

(1) The Lehman 7-Year Municipal Bond Index consists of investment grade bonds with maturities between 6-8 years, rated BAA or better. All bonds have been taken from issues of at least $50 million in size sold within the last five years.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE
CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Bond Portfolio seeks high current income consistent with preservation of principal through investment in a portfolio consisting primarily of intermediate and long-term investment grade municipal obligations, the interest on which is exempt from Federal income tax.

For the nine months ended September 30, 1999, the Portfolio had a total return of -1.67% for the Class A shares compared to -0.05% for the Lehman 7-Year Municipal Bond Index (the "Index"). For the one year period ended September 30, 1999, the Portfolio had a total return of -1.46% for the Class A shares compared to 0.57% for the Index. For the period since inception on January 18, 1995 through September 30, 1999, the average annual total return of Class A shares was 4.96% compared to 6.37% for the Index. As of September 30, 1999 the Portfolio had a SEC 30-day yield of 4.69% for the Class A shares.

The Portfolio underperformed during the third quarter due to the Portfolio duration being slightly longer than the Index. With the shorter end of the yield curve significantly outperforming the longer end, the Portfolio's longer holdings, especially the current coupon housing bonds, lagged during the quarter. The housing sector has historically been attractive because these bonds tend to generate an attractive level of current income. Going into the fourth quarter, we have shortened the maturity of the Portfolio to bring it closer in line with the Index. We believe our emphasis on premium coupon noncallable bonds should help the Portfolio ride out what could be a difficult period in the fixed income markets over the next few months.

The municipal bond market had a slightly better tone during the third quarter but still struggled with the pattern of rising rates that has prevailed throughout the year. Bonds with maturities of 10 years and in managed to post positive returns for the quarter, while bonds maturing 15 years and out posted negative returns. During the quarter, individual investors showed support for the market, hence the positive performance in the 1-10 year range. Long-term bond funds and property and casualty insurance companies were either net sellers during the quarter or focused on tax swapping, selling poorly structured bonds purchased when interest rates were lower and replacing them with more attractive current coupon bonds. This left little support for bonds on the longer end of the yield curve. Weak performance on the long end was magnified by current coupon bonds suddenly becoming market discount bonds, subjecting purchasers to the market discount penalty. This penalty on deep discount results from the tax liability realized on the difference between the coupon on the bonds and the current purchase yield. As is common during difficult market environments, a clear two-tiered market developed during the quarter.

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (CONT.)

Bonds with a good structure (i.e. noncallable bonds with a premium coupon) and clean credit profile saw strong bids and better relative performance while bonds with poor structure (i.e. deep discount coupons, short calls) and weaker credits saw limited support as they accumulated in dealer inventories. Dealer reluctance to continue to support the "less desirable" bonds could cause a further widening of the spread between good vs. bad structure bonds as 1999 draws to a close.

The relatively small net change in interest rates during the quarter (the 30-year U.S. Treasury started the quarter yielding 5.96% and ended the quarter yielding 6.05%) actually masked a fair amount of interim volatility during the period. Market psychology was negative early in the quarter as credit markets were strongly influenced by continued tightness in labor markets and associated inflation risks, typified by a 1% rise in labor costs during the second quarter. As expected, at the August 25th FOMC meeting, the Federal Reserve decided to hike its federal funds rate target by 25 basis points to 5.25% and to raise the discount rate to 4.75%. There was no bias in terms of future policy changes, and the statement that accompanied the policy action was somewhat friendlier than after the June 30th meeting. However, the market became acutely aware that additional hikes remained possible if strong economic data continued to prevail. In reaction to the Fed tightening, as well as rising commodity prices, an unstable dollar, and a surge in corporate borrowing, yields on Treasuries rose for most of the summer. Market psychology eventually improved as several economic reports subsequently revealed favorable trends in core consumer and producer price levels. As the quarter came to a close, the markets traded in a tight range awaiting the October FOMC meeting.

For the first nine months of the year, municipal new issue volume is down 20% from the same period last year. Looking forward, there appears to be many bonds coming down the new issue pipeline, particularly in the public power sector. In the new era of electric power deregulation, municipal electric utility systems will need to restructure and lower debt service costs. We expect this type of issuance to remain strong for the rest of 1999 and continue well into the year 2000.

The municipal bond market could be headed for a bumpy ride through the end of the year. New issuance is expected to pick up prior to an expected Y2K slowdown at the beginning of next year. This additional supply could be met with a lack of interest from traditional crossover buyers as the corporate supply rush continues to create an investment alternative for these institutional buyers. We would look for any further widening of the Municipal/Treasury yield ratio to be a very attractive municipal bond buying opportunity.

Lori A. Cohane
PORTFOLIO MANAGER

October 1999

MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO
------------------------------------------------------------------------------


    FACE
   AMOUNT                                                             VALUE
   (000)                                                              (000)
--------------------------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (104.0%)
   FIXED RATE INSTRUMENTS (97.6%)
$           250   Bernalillo County, New Mexico, Revenue Bonds,
                    5.00%, 4/01/12 ................................  $      243
          1,220   City of Dallas, Texas, General Obligation
                    Bonds, 6.00%, 2/15/06 .........................       1,304
          1,500   Connecticut State, General Obligation Bonds,
                    Series E, 6.00%, 3/15/12 ......................       1,603
            525   Delaware Transit Authority, 5.75%, 7/01/08 ......         545
            500   Fairfax County, Virginia, Water Authority
                    Revenue Bonds, 6.00%, 4/01/22 Prerefunded
                    4/01/07 at 102 ................................         545
          1,500   Florida State Board of Education, Capital
                    Outlay, Public Education, General Obligation
                    Bonds, 6.40%, 6/01/19 .........................       1,573
            160   Georgia State, General Obligation Bonds,
                    Series B, 6.00%, 3/01/12 ......................         171
            500   Georgia State, General Obligation Bonds,
                    Series F, 6.50%, 12/01/06 .....................         555
          1,000   Gwinnett County, Georgia, General Obligation
                    Bonds, 6.00%, 1/01/11 .........................       1,057
          1,000   Hawaii State, General Obligation Bonds,
                    Series CJ, Revenue Bonds, 6.20%, 1/01/12
                    Prerefunded 1/01/ 05 at 100 ...................       1,072
            570   Huntsville, Alabama, General Obligation Bonds,
                    Series A, 5.50%, 2/01/20 ......................         549
          1,000   Kentucky State Housing Corp., Revenue Bonds,
                    Series A, 6.00%, 7/01/10 ......................       1,014
          1,625   Michigan State Housing Development Authority,
                    Revenue Bonds, Series A, 6.75%, 12/01/14 ......       1,680
          1,225   Minnesota State Housing Finance Agency, 5.55%,
                    7/01/14 .......................................       1,218
          1,400   Mississippi State, General Obligation Bonds,
                    6.00%, 2/01/09, Prerefunded 2/01/05 at 100 ....       1,486
            675   Monroe County, NY, 5.125%, 3/01/10 ..............         677
            500   Municipal Assistance Corp. for City of New York,
                    NY, Revenue Bonds, 6.00%, 7/01/04 .............         531
            935   Ohio State, Housing Finance Agency, Residential
                    Mortgage Revenue Bonds, Series A- 1, 6.20%,
                    9/01/14 .......................................         967
          1,000   Orlando, Florida, Utilities Commission Water &
                    Electric, Revenue Bonds, Series D, 6.75%,
                    10/01/17 ......................................       1,139
            600   Salt Lake City, Utah, General Obligation Bonds,
                    6.375%, 6/15/11 ...............................         619
          1,385   Shelby County, Tennessee, General Obligation
                    Bonds, Series B, 5.50%, 8/01/10 ...............       1,431
          1,500   Texas State, Public Finance Authority, Series A,
                    5.95%, 10/01/15, Prerefunded 4/01/05 at
                    100 ...........................................       1,591
            500   Triborough Bridge & Tunnel Authority, New York,
                    Revenue Bonds, Series Y, 6.00%, 1/01/12 .......         533
            725   Utah State Housing Finance Agency, Single
                    Family Mortgage Revenue Bonds, 5.45%,
                    7/01/11 .......................................         721
            275   Utah State, Housing Financing Agency, Single
                    Family Mortgage Revenue Bonds, Series G-1,
                    Class I, 5.50%, 7/01/16 .......................         266
            500   Virginia State Housing Development Authority,
                    Commonwealth Mortgage Revenue Bonds,
                    Series B, 6.60%, 1/01/12 ......................         515
          1,000   Washington State, General Obligation Bonds,
                    Series B, 6.40%, 6/01/17 ......................       1,094
          1,115   Wisconsin State, General Obligation Bonds,
                    Series 2, 5.125%, 11/01/11 ....................       1,108
                                                                     -----------
TOTAL FIXED-RATE INSTRUMENTS (Cost $25,530) .......................      25,807
                                                                     -----------
   VARIABLE/FLOATING RATE INSTRUMENTS (6.4%)
            700   Hapeville, Georgia, Industrial Development
                    Authority, Series 85, 4.70%, 11/01/15 .........         700
            400   Manatee County, Florida, Pollution Control,
                    Revenue Bonds, 3.80%, 9/01/24 .................         400
            300   New York, NY, Series B, 4.15%, 10/01/20 .........         300
            300   Saint Lucie County, Florida, Pollution Control
                    Revenue Bonds, 3.35%, 1/01/26 .................         300
                                                                     -----------
   TOTAL VARIABLE/FLOATING RATE INSTRUMENTS (Cost $1,700) .........       1,700
                                                                     -----------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $27,230) .......................      27,507
                                                                     -----------
TOTAL INVESTMENTS (104.0%) (Cost $27,230) .........................      27,507
                                                                     -----------
OTHER ASSETS AND LIABILITIES (-4.0%)
   Other Assets ...................................................         953
   Liabilities ....................................................      (2,012)
                                                                     -----------
                                                                         (1,059)
                                                                     -----------
NET ASSETS (100%) .................................................  $   26,448
                                                                     -----------
                                                                     -----------
CLASS A:
NET ASSETS ........................................................  $   26,448
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Applicable to 2,683,549 outstanding $0.001 par value shares
    (authorized 500,000,000 shares) ...............................  $     9.86
                                                                     -----------
                                                                     -----------

------------------------------------------------------------------------------
Variable/Floating Rate Instruments. The interest rate changes on these instruments are based on changes upon a designated base rate. These instruments are payable on demand.
Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
------------------------------------------------------------------------------
Prerefunded Bonds -- Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in the U.S. Treasury securities. Prerefunded bonds are generally re- rated AAA due to the U.S. Treasury escrow.

       MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
  Chairman and Director, Morgan Stanley Dean Witter
     Investment Management Inc. and Morgan Stanley Dean Witter
     Investment Management Limited; Managing
     Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
  Principal, Morgan Stanley Dean Witter Investment
     Management Inc. and Morgan Stanley & Co.
     Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chief Executive Officer,
Pinnacle Trading, LLC

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS
Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER









FOR CURRENT PERFORMANCE, CURRENT NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUND AT (800) 548-7786, OR VISIT OUR WEBSITE AT WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.



------------------------------------------------------------------------------